UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-6200

Schwab Investments

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 627-7000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2017

Item 1: Report(s) to Shareholders.

Annual Report  |  August 31, 2017
Schwab Bond Funds

Schwab Intermediate-Term
Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation
Protected Securities Index Fund
Schwab® U.S. Aggregate
Bond Index Fund
Schwab® Short-Term
Bond Index Fund

This page is intentionally left blank.

Five ways for investors to include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2017
Schwab Intermediate-Term Bond Fund (Ticker Symbol: SWIIX)	0.40%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	0.81%
Fund Category: Morningstar Intermediate-Term Bond[1]	1.28%
Performance Details	pages 8-9

Schwab GNMA Fund (Ticker Symbol: SWGSX)	-0.02%
Bloomberg Barclays GNMA Index	0.46%
Fund Category: Morningstar Intermediate Government[1]	-0.29%
Performance Details	pages 10-11

Schwab ® Treasury Inflation Protected Securities Index Fund (Ticker Symbol: SWRSX)	0.35%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	0.46%
Fund Category: Morningstar Inflation Protected Bond[1]	0.76%
Performance Details	pages 12-13

Schwab ® U.S. Aggregate Bond Index Fund (Ticker Symbol: SWAGX)	2.88% *
Bloomberg Barclays U.S. Aggregate Bond Index	3.13% *
Fund Category: Morningstar Intermediate-Term Bond[1]	3.09% *
Performance Details	pages 14-15

Schwab ® Short-Term Bond Index Fund (Ticker Symbol: SWSBX)	1.25% *
Bloomberg Barclays U.S. Government/Credit 1-5 Year Index	1.43% *
Fund Category: Morningstar Short-Term Bond[1]	1.27% *
Performance Details	pages 16-17

Minimum Initial Investment[2]	$ 100
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership — © 2016 Bloomberg. Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The funds are not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the funds. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
*	Total returns shown are since the fund’s inception date of February 23, 2017.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see prospectus for further detail and eligibility requirements. There is no minimum initial investment for Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
For more than 25 years, Charles Schwab Investment Management has been driven to give investors what they want and need—without confusion. One of our goals has been to reduce the complexity of investing. Our mutual funds and exchange-traded funds (ETFs) support this mission by reducing the complexity involved with building a diversified portfolio. The Schwab Bond Funds have made bond investing more straightforward by eliminating the need to research and select individual bonds, saving shareholders time and money and granting them access to corners of the market once dominated by large institutions.
We have taken important steps over the years to democratize the investing landscape even further on behalf of investors. For instance, this past February we eliminated the investment minimums on our index fund lineup. This move brought the Schwab Treasury Inflation Protected Securities Index Fund in line with the two bond index funds we launched earlier this year, the Schwab U.S. Aggregate Bond Index Fund and the Schwab Short-Term Bond Index Fund. By removing the investment minimums, every investor in the three Schwab bond index funds now receives the same benefits, regardless of how much they invest with us.
At Charles Schwab Investment Management, we also strive to take a straightforward approach in our communications. In this and in every shareholder report, we provide the funds’ financial statements and other information in a consistent format that we believe will help you to evaluate the

Yields of U.S. Treasury Securities: Effective Yields of Three-Month, Two-Year and Ten-Year Treasuries

Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
From the President (continued)

“ By removing the investment minimums, every investor in the three Schwab bond index funds now receives the same benefits, regardless of how much they invest with us.”
performance of the funds. We aim to help you understand not only each fund’s return, but also how its investments are managed.
Our commitment to quality and transparency continues to earn us recognition. During the second quarter, we were named one of Morningstar’s “9 Partners for the Next Decade,”1 reflecting our differentiation, low costs, repeatable investment processes, and adaptable business models. While we’re proud of this achievement, more importantly, we’re honored to serve our investors. We’re committed to putting investors first by reducing cost and complexity—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
The Investment Environment

Over the 12-month reporting period ended August 31, 2017, fixed-income markets generated slightly positive returns. The Federal Reserve (Fed) raised short-term interest rates three times over the reporting period despite stubbornly low inflation, while global stocks and other risk assets rallied. In this environment, the Bloomberg Barclays U.S. Aggregate Bond Index returned 0.49%, while the Bloomberg Barclays GNMA Index and the Bloomberg Barclays U.S. Government/Credit 1-5 Year Index returned 0.46% and 0.93%, respectively. The Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) also turned in a slightly positive performance and returned 0.46% for the reporting period, while the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index returned 0.81%.
U.S. monetary policy tightened during the reporting period as the Fed took several steps toward a more normalized interest rate environment. Though inflation remained muted, the Fed increased the federal funds rate by 0.25% at meetings in December, March, and June, with short-term interest rates ending the reporting period in a target range of 1.00% to 1.25%. As these increases were largely anticipated, market reactions were limited. Additionally, the Fed announced plans in June to begin slowly reducing the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. According to Fed Chair Janet Yellen, the Fed anticipates “…reducing reserve balances and our overall balance sheet to levels appreciably below those seen in recent years but larger than before the financial crisis.” Minutes from the July meeting indicated that the Fed plans to begin unwinding its balance sheet later in 2017, and complete the process over several years. Future balance sheet reduction, combined with the increases to the federal funds rate target range, signaled the Fed’s continued confidence in the U.S. economy’s progress towards its goals of price stability and maximum sustainable employment over the reporting period.
During the 12-month reporting period, monetary policy measures remained generally accommodative in many international markets. The Bank of Japan introduced yield curve management as a policy tool in September and maintained negative interest rates throughout the reporting period. The Bank of England (BoE) left key interest rates at record lows, while the European Central Bank (ECB) announced in December that it would continue its bond purchase program until at least the end of 2017. Despite persistently low inflation across many international developed countries, the strengthening global economy prompted some central banks to reiterate that monetary policy normalization could occur sooner than some expect. In June, ECB president Mario Draghi hinted that investors should be prepared for balance sheet unwinding, causing European bond yields to rise sharply, while BoE governor Mark Carney in August cautioned that a rate increase may come as soon as within the next year.
Global economic growth generally improved over the 12-month reporting period. Expectations of reflationary policies from the Trump administration contributed to a more positive global outlook, as did declining political pressures in both the U.S. and abroad. The U.S. economy continued its slow but steady expansion over the 12-month reporting period. The disconnect remained between “hard” data measurements, such as quarterly gross domestic product (GDP), and “soft” data, like consumer sentiment indices, though the gap between the two types of data narrowed toward the end of the reporting period. Nonfarm payrolls and wage growth data were stubbornly average each month, and U.S. economic growth picked up only slightly in June after a sluggish 2016 and start to 2017. At the same time, however, consumer optimism (as measured by the Conference Board’s Consumer Confidence Index®1) remained elevated, staying near the 15-year highs reached after the U.S. presidential election.
[1]	The Conference Board is a global, independent business membership and research association working in the public interest. The Consumer Confidence Index® is based on the Consumer Confidence Survey® which reflects prevailing business conditions and likely developments for the months ahead. This monthly report details consumer attitudes and buying intentions, with data available by age, income, and region.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
The Investment Environment (continued)

Early in the reporting period, expectations for potential policy changes from the Trump administration contributed to rising yields and a rally in stocks decreased the overall appeal of fixed-income securities. As the reporting period continued, however, yields generally leveled off and the equity market rally slowed. Short-term yields rose in response to the Fed’s interest rate hikes throughout the reporting period. Meanwhile longer-term yields, which are influenced by economic growth and inflation expectations, generally fell after jumping in late 2016, resulting in a flatter yield curve. Bond yields outside the U.S. remained low, even in the eurozone where investors prepared for potential tighter monetary policy moves from the ECB.
All total returns on the prior page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Fund Management

Matthew Hastings, CFA, Vice President and Head of Taxable Bond Strategies, leads the portfolio management team for Schwab’s taxable bond funds and the Schwab Fixed Income ETFs. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 1999, Mr. Hastings was in fixed-income sales and trading at Lehman Brothers. He has worked in the fixed-income securities industry since 1996.

Garrett Herfkens, Portfolio Manager, is responsible for the day-to-day co-management of the Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is taxable government securities. Prior to joining CSIM in 2016, Mr. Herfkens worked at BlackRock, Inc. for six years, most recently as a vice president and member of the fixed income institutional index portfolio management team. He has worked in fixed-income asset management since 2006.

Steven Hung, Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund. His primary focus is corporate bonds. Prior to joining CSIM in 1999, Mr. Hung was an associate in Schwab’s management training program for nine months. In that role, he worked as a clerk on the Options Trading Floor of the Pacific Coast Stock Exchange.

Mark McKissick, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab GNMA Fund. His primary focus is taxable government securities. Prior to joining CSIM in 2016, Mr. McKissick worked for 17 years at Denver Investments, most recently as a director of fixed income and portfolio manager. He has worked in the fixed-income securities industry since 1992.

Alfonso Portillo, Jr., Senior Portfolio Manager, is responsible for the day-to-day co-management of each of the funds, except for the Schwab Treasury Inflation Protected Securities Index Fund and Schwab Short-Term Bond Index Fund. His primary focus is securitized products. Prior to joining CSIM in 2007, Mr. Portillo worked for ten years at Pacific Investment Management Company, most recently as a vice president and member of the mortgage- and asset-backed portfolio management team. He has worked in fixed-income asset management since 1996.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Intermediate-Term Bond Fund

The Schwab Intermediate-Term Bond Fund (the fund) seeks total return. Under normal circumstances, the fund invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in debt instruments. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, the yield curve generally flattened as short-term yields rose and longer-term yields leveled off. Measures of U.S. inflation increased in late 2016, resulting in higher longer-term interest rates, and expectations of growth-promoting policies from the Trump administration, such as tax reform and financial deregulation, led to additional upward pressure on interest rates.
As the reporting period continued, meaningful progress on many potential policy changes stalled in Washington, creating some uncertainty regarding the future impact of President Trump’s agenda. The Federal Reserve (Fed) continued on the path to interest rate normalization and raised the federal funds rate three times during the reporting period, and also announced plans to begin unwinding its $4.5 trillion balance sheet by letting securities mature without reinvesting the proceeds. Slowing measures of inflation in mid-2017, combined with moderately heightened geopolitical tensions in parts of the globe, including North Korea, contributed to diminished investor expectations for an additional interest rate hike from the Fed in the last four months of the year. Additionally, credit spreads generally tightened over the reporting period amid the stabilization of commodity prices and strong global growth.
In this environment, ten-year U.S. Treasury yields fluctuated between a low of 1.54% in September and a high of 2.62% in March, and ended the period at 2.12%.
Performance. The fund returned 0.40% for the 12-month reporting period ended August 31, 2017, while the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (the comparative index) returned 0.81%.
Positioning and Strategies. The fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s credit quality, duration, and sector allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses, transaction costs, and pricing differences between fund holdings and index pricing. Also, given the large number of securities in the comparative index, the fund employs a sampling strategy, which can lead to performance differences relative to the index.
In addition, the fund held positions in TBA, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 5.4%, with a minimum exposure of 4.4% and maximum exposure of 6.5% over the period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	5.0 Yrs
Weighted Average Duration[3]	4.1 Yrs
By Credit Quality4

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding TBA Sales Commitments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 6.1% of net assets on August 31, 2017.
[3]	See Glossary for definitions of maturity and duration.
[4]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
[5]	Less than 0.05%.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Intermediate-Term Bond Fund
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (October 31, 2007 – August 31, 2017)1,2,3

Average Annual Returns1,2,3
Fund and Inception Date	1 Year	5 Years	Since Inception
Fund: Schwab Intermediate-Term Bond Fund (10/31/07)	0.40%	1.56%	3.89%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	0.81%	1.88%	3.82%
Fund Category: Morningstar Intermediate-Term Bond[4]	1.28%	2.30%	3.97%
Fund Expense Ratios[5]: Net 0.46%; Gross 0.64%

Yields1
30-Day SEC Yield[2]	1.81%
30-Day SEC Yield-No Waiver[6]	1.61%
12-Month Distribution Yield[2]	2.63%
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	On August 10, 2009, the Investor Share class, Select Share class and Institutional Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Institutional Shares. Accordingly, the past performance shown is that of the fund’s former Institutional Shares.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements. Includes 0.01% interest expenses relating to Treasury Market Practices Group (TMPG) fails charges.
[6]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.

Schwab Taxable Bond Funds  |  Annual Report

Schwab GNMA Fund

The Schwab GNMA Fund (the fund) seeks high current income consistent with preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets (net assets plus borrowings for investment purposes) in Government National Mortgage Association (GNMA) securities. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, the yield curve generally flattened as short-term yields rose and longer-term yields leveled off. Measures of U.S. inflation increased in late 2016, resulting in higher longer-term interest rates, and expectations of growth-promoting policies from the Trump administration, such as tax reform and financial deregulation, led to additional upward pressure on interest rates.
As the reporting period continued, meaningful progress on many potential policy changes stalled in Washington, creating some uncertainty regarding the future impact of President Trump’s agenda. The Federal Reserve (Fed) continued on the path to interest rate normalization and raised the federal funds rate three times during the reporting period, and also announced plans to begin unwinding its $4.5 trillion balance sheet by letting securities mature without reinvesting the proceeds. Slowing measures of inflation in mid-2017, combined with moderately heightened geopolitical tensions in parts of the globe, including North Korea, contributed to diminished investor expectations for an additional interest rate hike from the Fed in the last four months of the year. Additionally, credit spreads generally tightened over the reporting period amid the stabilization of commodity prices and strong global growth.
Performance. The fund returned -0.02% for the 12-month reporting period ended August 31, 2017, while the Bloomberg Barclays GNMA Index (the comparative index) returned 0.46%.
Positioning and Strategies. The fund was overweight to higher coupon rate mortgage-backed securities (MBS), which were expected to realize slower prepayments versus those of newer-production, lower-rate mortgages. Moreover, the fund held an overweight to securities that are “seasoned” (older) compared to those represented in the comparative index. As more “seasoned” securities are less prepayment-sensitive when market interest rates change, this strategy helped the fund maintain its income stream as the fund realized prepayments at a slower rate than the index. With uncertainty increasing due to the anticipated balance sheet unwinding by the Fed, the fund continued with a defensive strategy.
In addition, the fund held positions in TBA, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 9.6%, with a minimum exposure of 4.6% and maximum exposure of 13.7% over the period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	6.1 Yrs
Weighted Average Duration[3]	3.9 Yrs
By Credit Quality4

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding TBA Sales Commitments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 8.1% of net assets on August 31, 2017.
[3]	See Glossary for definitions of maturity and duration.
[4]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

Schwab Taxable Bond Funds  |  Annual Report

Schwab GNMA Fund
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2007 – August 31, 2017)1,2,3

Average Annual Returns1,2,3
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab GNMA Fund (3/3/03)	-0.02%	1.32%	3.85%
Bloomberg Barclays GNMA Index	0.46%	1.68%	4.26%
Fund Category: Morningstar Intermediate Government[4]	-0.29%	1.12%	3.58%
Fund Expense Ratios[5]: Net 0.56%; Gross 0.63%

Yields1
30-Day SEC Yield[2]	1.92%
30-Day SEC Yield-No Waiver[6]	1.83%
12-Month Distribution Yield[2]	2.47%
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	On August 10, 2009, the Investor Share class and Select Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements. Includes 0.01% interest expenses relating to Treasury Market Practices Group (TMPG) fails charges.
[6]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Treasury Inflation Protected Securities Index Fund

The Schwab Treasury Inflation Protected Securities Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the price and yield performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the comparative index). Under normal circumstances, the fund will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the comparative index. For more information about the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. Over the 12-month reporting period, the yield curve generally flattened as short-term yields rose and longer-term yields leveled off. Measures of U.S. inflation increased in late 2016, resulting in higher longer-term interest rates, and expectations of growth-promoting policies from the Trump administration, such as tax reform and financial deregulation, led to additional upward pressure on interest rates.
As the reporting period continued, meaningful progress on many potential policy changes stalled in Washington, creating some uncertainty regarding the future impact of President Trump’s agenda. The Federal Reserve (Fed) continued on the path to interest rate normalization and raised the federal funds rate three times during the reporting period, and also announced plans to begin unwinding its $4.5 trillion balance sheet by letting securities mature without reinvesting the proceeds. Slowing measures of inflation in mid-2017, combined with moderately heightened geopolitical tensions in parts of the globe, including North Korea, contributed to diminished investor expectations for an additional interest rate hike from the Fed in the last four months of the year.
In this environment, ten-year U.S. Treasury yields fluctuated between a low of 1.54% in September and a high of 2.62% in March, and ended the period at 2.12%, and U.S. TIPS generally performed in line with U.S. Treasuries amid muted inflation expectations.
Performance. The fund returned 0.35% for the 12-month period ended August 31, 2017, while the comparative index returned 0.46%.
Positioning and Strategies. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was primarily attributable to expenses.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[2]	8.4 Yrs
Weighted Average Duration[2]	7.8 Yrs
By Credit Quality3

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	See Glossary for definitions of maturity and duration.
[3]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Treasury Inflation Protected Securities Index Fund
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2007 – August 31, 2017)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab® Treasury Inflation Protected Securities Index Fund (3/31/06)	0.35%	0.07%	3.66%
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	0.46%	0.25%	4.11%
Fund Category: Morningstar Inflation Protected Bond[3]	0.76%	-0.12%	3.51%
Fund Expense Ratio[4]: 0.05%

Yields1
30-Day SEC Yield	1.25%
12-Month Distribution Yield	2.19%
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
Index ownership — © 2016 Bloomberg. Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) and Bloomberg’s licensors, including Barclays’, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab Treasury Inflation Protected Securities Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	On August 10, 2009, the Investor Share class and Select Share class of the fund were combined into a single class of shares of the fund. The performance and financial history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

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Schwab U.S. Aggregate Bond Index Fund

The Schwab U.S. Aggregate Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of the total U.S. investment grade bond market. Under normal circumstances, the fund will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index (the comparative index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period of fund inception through August 31, 2017, the yield curve generally flattened as short-term yields rose and longer-term yields fell. Meaningful progress on many potential policy changes from the new U.S. administration stalled in Washington, creating some uncertainty regarding the future impact of President Trump’s agenda. The Federal Reserve (Fed) continued on the path to interest rate normalization and raised the federal funds rate in March and June, and also announced plans to begin unwinding its $4.5 trillion balance sheet by letting securities mature without reinvesting the proceeds. Slowing measures of inflation in mid-2017, combined with moderately heightened geopolitical tensions in parts of the globe, including North Korea, contributed to diminished investor expectations for an additional interest rate hike from the Fed in the last four months of the year. Additionally, credit spreads generally tightened over the reporting period amid the stabilization of commodity prices and strong global growth.
In this environment, ten-year U.S. Treasury yields fluctuated between a high of 2.62% in March and a low of 2.12% in August, and ended the period at 2.12%.
Performance. The fund returned 2.88% for the period of fund inception of February 23, 2017, through August 31, 2017, while the comparative index returned 3.13% for the same period.
Positioning and Strategies. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was primarily attributable to costs related to the initial and early phase investments of cash flows into the fund.
In addition, the fund held positions in TBA, or “to be announced” securities, which are mortgage-backed bonds that settle on a forward date. The fund’s average month-end position in these securities was 2.7%, with a minimum exposure of 0.7% and maximum exposure of 5.2% over the period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[3]	8.0 Yrs
Weighted Average Duration[3]	5.8 Yrs
By Credit Quality4

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	The fund may seek to obtain exposure to U.S. agency mortgage pass-through securities, in part or in full, through the use of “to-be-announced” or “TBA” transactions, which are standardized contracts for future delivery of mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. These transactions represented approximately 5.2% of net assets on August 31, 2017.
[3]	See Glossary for definitions of maturity and duration.
[4]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

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Schwab U.S. Aggregate Bond Index Fund
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2017)1

Average Annual Returns1
Fund and Inception Date	Since Inception
Fund: Schwab® U.S. Aggregate Bond Index Fund (2/23/17)	2.88%
Bloomberg Barclays U.S. Aggregate Bond Index	3.13%
Fund Category: Morningstar Intermediate-Term Bond[2]	3.09%
Fund Expense Ratio[3]: 0.04%

Yields1
30-Day SEC Yield	2.29%
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
Index ownership — © 2016 Bloomberg. Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) and Bloomberg’s licensors, including Barclay’s, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab U.S. Aggregate Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

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Schwab Short-Term Bond Index Fund

The Schwab Short-Term Bond Index Fund (the fund) seeks to track as closely as possible, before fees and expenses, the total return of an index composed of U.S. investment grade government related and corporate bonds with maturities between 1-5 years. Under normal circumstances, the fund will invest at least 90% of its net assets (net assets plus borrowings for investment purposes) in securities included in the Bloomberg Barclays U.S. Government/Credit 1-5 Year Index (the comparative index). For more information about the fund’s investment objective, strategy, and risks, please see the fund’s prospectus.
Market Highlights. Over the reporting period of fund inception through August 31, 2017, the yield curve generally flattened as short-term yields rose and longer-term yields fell. Meaningful progress on many potential policy changes from the new U.S. administration stalled in Washington, creating some uncertainty regarding the future impact of President Trump’s agenda. The Federal Reserve (Fed) continued on the path to interest rate normalization and raised the federal funds rate in December, March, and June, and also announced plans to begin unwinding its $4.5 trillion balance sheet by letting securities mature without reinvesting the proceeds. Slowing measures of inflation in mid-2017, combined with moderately heightened geopolitical tensions in parts of the globe, including North Korea, contributed to diminished investor expectations for an additional interest rate hike from the Fed in the last four months of the year. Additionally, credit spreads generally tightened over the reporting period amid the stabilization of commodity prices and strong global growth.
In this environment, two-year U.S. Treasury yields fluctuated between a low of 1.12% in February and a high of 1.41% in July, and ended the period at 1.33%.
Performance. The fund returned 1.25% for the period of fund inception of February 23, 2017, through August 31, 2017, while the comparative index returned 1.43% for the same period.
Contributors and Detractors. Consistent with its objective and strategies, the fund closely tracked the primary risk exposures of the comparative index, which meant keeping the fund’s duration and maturity allocations similarly aligned. The fund’s underperformance was primarily attributable to costs related to the initial and early phase investments of cash flows into the fund.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type1

Weighted Average Maturity[2]	2.9 Yrs
Weighted Average Duration[2]	2.8 Yrs
By Credit Quality3

Management views and portfolio holdings may have changed since the report date.
[1]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.
[2]	See Glossary for definitions of maturity and duration.
[3]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Short-Term Bond Index Fund
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (February 23, 2017 – August 31, 2017)1

Average Annual Returns1
Fund and Inception Date	Since Inception
Fund: Schwab® Short-Term Bond Index Fund (2/23/17)	1.25%
Bloomberg Barclays U.S. Government/Credit 1-5 Year Index	1.43%
Fund Category: Morningstar Short-Term Bond[2]	1.27%
Fund Expense Ratio[3]: 0.06%

Yields1
30-Day SEC Yield	1.60%
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
Index ownership — © 2016 Bloomberg. Bloomberg Index Services Limited and its affiliates (collectively, “Bloomberg”) and Bloomberg’s licensors, including Barclay’s, own all proprietary rights in the Bloomberg Barclays Indices. The Schwab Short-Term Bond Index Fund is not sponsored, endorsed, sold or promoted by Bloomberg or Barclays. Neither Bloomberg nor Barclays endorses or recommends the fund. Neither Bloomberg nor Barclays guarantees the timeliness, accurateness or completeness of any data or information relating to the Bloomberg Barclays Indices, and neither shall be liable in any way in respect of the use or accuracy of the Bloomberg Barclays Indices.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus.

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Schwab Taxable Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses, if applicable.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2017 and held through August 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/17	Ending Account Value (Net of Expenses) at 8/31/17	Expenses Paid During Period 3/1/17-8/31/17[2]
Schwab Intermediate-Term Bond Fund
Actual Return	0.45%	$1,000.00	$1,018.70	$2.29
Hypothetical 5% Return	0.45%	$1,000.00	$1,022.93	$2.29
Schwab GNMA Fund
Actual Return	0.55%	$1,000.00	$1,012.90	$2.79
Hypothetical 5% Return	0.55%	$1,000.00	$1,022.43	$2.80
Schwab Treasury Inflation Protected Securities Index Fund
Actual Return	0.05%	$1,000.00	$1,010.60	$0.25
Hypothetical 5% Return	0.05%	$1,000.00	$1,024.95	$0.26
Schwab U.S. Aggregate Bond Index Fund
Actual Return	0.04%	$1,000.00	$1,026.50	$0.20
Hypothetical 5% Return	0.04%	$1,000.00	$1,025.00	$0.20
Schwab Short-Term Bond Index Fund
Actual Return	0.06%	$1,000.00	$1,012.20	$0.30
Hypothetical 5% Return	0.06%	$1,000.00	$1,024.90	$0.31

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12- month period. The Financial Highlights for the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund cover the period from commencement of operations to the end of the period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

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Schwab Intermediate-Term Bond Fund
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$10.36	$10.19	$10.25	$10.06	$10.61
Income (loss) from investment operations:
Net investment income (loss)	0.17 [1]	0.17 [1]	0.17 [1]	0.18	0.15
Net realized and unrealized gains (losses)	(0.13)	0.21	(0.02)	0.21	(0.32)
Total from investment operations	0.04	0.38	0.15	0.39	(0.17)
Less distributions:
Distributions from net investment income	(0.19)	(0.19)	(0.20)	(0.20)	(0.20)
Distributions from net realized gains	(0.08)	(0.02)	(0.01)	(0.00) [2]	(0.18)
Total distributions	(0.27)	(0.21)	(0.21)	(0.20)	(0.38)
Net asset value at end of period	$10.13	$10.36	$10.19	$10.25	$10.06
Total return	0.40%	3.80%	1.47%	3.95%	(1.68%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.45%	0.46% [3]	0.45%	0.45%	0.51% [4],[5]
Gross operating expenses	0.63%	0.64%	0.62%	0.64%	0.63%
Net investment income (loss)	1.68%	1.63%	1.66%	1.73%	1.48%
Portfolio turnover rate[6]	163%	199%	127% [7]	177%	288%
Net assets, end of period (x 1,000,000)	$326	$356	$345	$370	$353

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The expense ratio would have been 0.45%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred.
4
Effective December 15, 2012, the net operating expense limitation was lowered from 0.63% to 0.45%. The ratio presented for period ended 8/31/13 is a blended ratio.
5
The expense ratio would have been 0.50%, if interest expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred.
6
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
7
Revised methodology adopted as of August 31, 2015. For comparison purposes, portfolio turnover rate would have been 158% using previous methodology.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date; the reference rate and spread used is shown parenthetically in the security description, if available, if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 23.4% of net assets

Financial Institutions 10.0%
Banking 7.7%
American Express Co.
3.63%, 12/05/24 (b)	750,000	784,887
American Express Credit Corp.
2.20%, 03/03/20 (b)	500,000	504,489
Bank of America Corp.
5.65%, 05/01/18	750,000	768,948
3.30%, 01/11/23 (g)	1,750,000	1,801,169
Barclays Bank PLC
6.05%, 12/04/17 (c)	750,000	758,020
BNP Paribas SA
2.38%, 09/14/17	1,000,000	1,000,228
Capital One Financial Corp.
3.05%, 03/09/22 (b)	750,000	763,291
Citigroup, Inc.
2.70%, 03/30/21	1,000,000	1,014,272
4.45%, 09/29/27	500,000	530,465
Deutsche Bank AG
1.88%, 02/13/18	1,000,000	1,000,808
First Tennessee Bank NA
2.95%, 12/01/19 (b)	250,000	253,343
HSBC Holdings PLC
5.10%, 04/05/21	750,000	822,263
4.30%, 03/08/26	500,000	540,187
ING Bank NV
1.80%, 03/16/18 (c)	1,000,000	1,001,396
JPMorgan Chase & Co.
4.63%, 05/10/21	350,000	379,719
2.40%, 06/07/21 (b)	2,000,000	2,015,364
3.30%, 04/01/26 (b)	500,000	504,911
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/26	500,000	528,694
Mizuho Financial Group, Inc.
2.95%, 02/28/22	400,000	406,990
Morgan Stanley
5.63%, 09/23/19	500,000	536,151
2.50%, 04/21/21	1,000,000	1,007,259
5.00%, 11/24/25	1,000,000	1,102,509
PNC Bank NA
2.55%, 12/09/21 (b)	1,000,000	1,014,128
Regions Bank
7.50%, 05/15/18	1,000,000	1,038,823
Santander Holdings USA, Inc.
3.70%, 03/28/22 (b)	550,000	561,399
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Sumitomo Mitsui Banking Corp.
2.05%, 01/18/19	750,000	752,828
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	500,000	511,158
Svenska Handelsbanken AB
2.40%, 10/01/20	100,000	101,325
The Goldman Sachs Group, Inc.
2.63%, 04/25/21 (b)	1,500,000	1,511,464
3.00%, 04/26/22 (b)	500,000	508,392
Wells Fargo & Co.
2.50%, 03/04/21	1,000,000	1,010,673
		25,035,553
Brokerage/Asset Managers/Exchanges 0.1%
Nomura Holdings, Inc.
2.75%, 03/19/19	250,000	253,183
Finance Companies 0.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.95%, 02/01/22 (b)	873,000	911,539
Air Lease Corp.
2.63%, 09/04/18 (b)	1,000,000	1,008,470
3.63%, 04/01/27 (b)	250,000	252,338
		2,172,347
Insurance 0.7%
American International Group, Inc.
3.75%, 07/10/25 (b)	1,000,000	1,040,532
Humana, Inc.
3.95%, 03/15/27 (b)	650,000	689,911
MetLife, Inc.
7.72%, 02/15/19	500,000	542,797
		2,273,240
REITs 0.9%
Government Properties Income Trust
4.00%, 07/15/22 (b)	500,000	502,994
ProLogis LP
3.75%, 11/01/25 (b)	500,000	531,887
Regency Centers LP
3.60%, 02/01/27 (b)	1,000,000	1,012,516
Welltower, Inc.
4.25%, 04/01/26 (b)	750,000	804,375
		2,851,772
		32,586,095

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Industrial 12.3%
Basic Industry 0.8%
Airgas, Inc.
3.05%, 08/01/20 (b)	500,000	513,635
Barrick Gold Corp.
4.10%, 05/01/23	500,000	550,457
Packaging Corp. of America
3.65%, 09/15/24 (b)	350,000	363,011
The Sherwin-Williams Co.
2.75%, 06/01/22 (b)	650,000	655,647
Westlake Chemical Corp.
4.88%, 05/15/23 (b)	664,000	693,880
		2,776,630
Capital Goods 1.0%
Fortive Corp.
3.15%, 06/15/26 (b)	500,000	506,386
Roper Technologies, Inc.
2.80%, 12/15/21 (b)	250,000	253,552
3.80%, 12/15/26 (b)	555,000	579,313
United Technologies Corp.
1.95%, 11/01/21 (b)	500,000	495,615
Vulcan Materials Co.
7.50%, 06/15/21	850,000	1,003,759
3.90%, 04/01/27 (b)	300,000	311,820
		3,150,445
Communications 1.6%
American Tower Corp.
3.30%, 02/15/21 (b)	750,000	774,291
AT&T, Inc.
2.38%, 11/27/18 (g)	200,000	201,386
5.20%, 03/15/20	250,000	268,795
5.00%, 03/01/21	350,000	380,230
3.00%, 06/23/22 (b)	500,000	506,089
3.90%, 08/14/27 (b)	500,000	505,379
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22 (b)	250,000	264,710
Cox Communications, Inc.
3.35%, 09/15/26 (b)(c)	500,000	493,927
Crown Castle International Corp.
4.88%, 04/15/22	500,000	547,174
Discovery Communications LLC
4.90%, 03/11/26 (b)	400,000	428,515
Grupo Televisa S.A.B.
6.00%, 05/15/18	500,000	514,836
Omnicom Group, Inc.
3.60%, 04/15/26 (b)	250,000	254,833
Verizon Communications, Inc.
3.50%, 11/01/24 (b)	250,000	254,983
		5,395,148
Consumer Cyclical 1.6%
Costco Wholesale Corp.
2.15%, 05/18/21 (b)	250,000	251,842
CVS Pass-Through Trust
7.51%, 01/10/32 (c)	815,184	1,024,279
eBay, Inc.
2.75%, 01/30/23 (b)	500,000	501,579
Security Rate, Maturity Date	Face Amount ($)	Value ($)
General Motors Financial Co., Inc.
3.20%, 07/06/21 (b)	500,000	509,246
Nordstrom, Inc.
4.75%, 05/01/20	1,000,000	1,050,632
QVC, Inc.
5.13%, 07/02/22	1,000,000	1,073,807
Toyota Motor Credit Corp.
1.55%, 10/18/19	300,000	299,217
Visa, Inc.
2.20%, 12/14/20 (b)	500,000	506,385
		5,216,987
Consumer Non-Cyclical 2.8%
Abbott Laboratories
2.35%, 11/22/19	250,000	252,337
3.40%, 11/30/23 (b)	1,000,000	1,031,866
AbbVie, Inc.
3.20%, 11/06/22 (b)	500,000	515,510
Altria Group, Inc.
4.75%, 05/05/21	500,000	546,880
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/21 (b)	500,000	510,563
3.70%, 02/01/24	250,000	265,234
AstraZeneca PLC
2.38%, 11/16/20	250,000	252,247
Becton Dickinson & Co.
3.36%, 06/06/24 (b)	500,000	506,889
Biogen, Inc.
3.63%, 09/15/22	500,000	525,666
4.05%, 09/15/25 (b)	500,000	535,235
Bristol-Myers Squibb Co.
1.60%, 02/27/19	500,000	500,084
Celgene Corp.
3.55%, 08/15/22	500,000	524,540
Dr Pepper Snapple Group, Inc.
3.43%, 06/15/27 (b)	500,000	512,348
Eli Lilly & Co.
2.35%, 05/15/22	500,000	505,533
Gilead Sciences, Inc.
2.35%, 02/01/20	500,000	506,271
Kraft Heinz Foods Co.
2.00%, 07/02/18	750,000	751,955
Molson Coors Brewing Co.
2.10%, 07/15/21 (b)	250,000	247,518
The JM Smucker Co.
2.50%, 03/15/20	250,000	253,335
The Kroger Co.
2.80%, 08/01/22 (b)	250,000	252,140
		8,996,151
Energy 2.2%
Apache Corp.
3.25%, 04/15/22 (b)	250,000	254,657
Boardwalk Pipelines LP
4.95%, 12/15/24 (b)	500,000	534,445
Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp.
4.15%, 08/15/26 (b)(c)	250,000	253,136
Enable Midstream Partners LP
4.40%, 03/15/27 (b)	500,000	510,095
Enbridge Energy Partners LP
4.38%, 10/15/20 (b)	500,000	526,722

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Enbridge, Inc.
2.90%, 07/15/22 (b)	500,000	503,778
Encana Corp.
3.90%, 11/15/21 (b)	500,000	515,535
EOG Resources, Inc.
4.10%, 02/01/21	250,000	264,713
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (b)	250,000	268,584
Husky Energy, Inc.
4.00%, 04/15/24 (b)	500,000	514,727
Midcontinent Express Pipeline LLC
6.70%, 09/15/19 (c)	1,000,000	1,072,500
Pioneer Natural Resources Co.
6.88%, 05/01/18	1,000,000	1,032,315
Sabine Pass Liquefaction LLC
5.75%, 05/15/24 (b)	500,000	556,810
Suncor Energy, Inc.
3.60%, 12/01/24 (b)	500,000	517,307
		7,325,324
Technology 2.1%
Apple, Inc.
3.20%, 05/13/25	1,500,000	1,553,022
CA, Inc.
3.60%, 08/15/22 (b)	500,000	510,780
Hewlett Packard Enterprise Co.
2.85%, 10/05/18	500,000	505,466
Intel Corp.
2.88%, 05/11/24 (b)	1,500,000	1,532,035
Seagate HDD Cayman
4.75%, 01/01/25	200,000	194,994
Texas Instruments, Inc.
1.85%, 05/15/22 (b)	1,000,000	991,762
VMware, Inc.
2.30%, 08/21/20	250,000	250,908
2.95%, 08/21/22 (b)	500,000	502,290
3.90%, 08/21/27 (b)	750,000	757,897
		6,799,154
Transportation 0.2%
American Airlines 2016-2 Class AA Pass-Through Trust
3.20%, 12/15/29	194,800	197,995
Southwest Airlines Co.
2.65%, 11/05/20 (b)	500,000	509,097
		707,092
		40,366,931

Utility 1.1%
Electric 1.0%
Dominion Energy, Inc.
6.40%, 06/15/18 (g)	500,000	518,214
Duke Energy Corp.
5.05%, 09/15/19 (g)	750,000	797,010
Entergy Louisiana LLC
3.25%, 04/01/28 (b)	500,000	511,446
PPL Capital Funding, Inc.
3.50%, 12/01/22 (b)	500,000	523,576
Virginia Electric & Power Co.
5.95%, 09/15/17	400,000	400,434
Security Rate, Maturity Date	Face Amount ($)	Value ($)
WEC Energy Group, Inc.
2.45%, 06/15/20 (b)	500,000	506,671
		3,257,351
Natural Gas 0.1%
ONE Gas, Inc.
2.07%, 02/01/19 (b)	100,000	100,350
Sempra Energy
2.88%, 10/01/22 (b)	150,000	151,948
		252,298
		3,509,649
Total Corporates
(Cost $75,385,152)		76,462,675

Treasuries 38.5% of net assets
Notes
3.75%, 11/15/18	2,750,000	2,830,674
1.38%, 11/30/18	1,000,000	1,001,289
1.13%, 01/15/19	500,000	498,984
0.75%, 02/15/19 (g)	1,050,000	1,041,899
1.50%, 02/28/19	900,000	902,672
1.63%, 03/31/19	250,000	251,304
1.00%, 06/30/19	1,250,000	1,243,140
1.63%, 06/30/19	1,500,000	1,508,262
1.00%, 08/31/19	1,500,000	1,490,537
1.00%, 09/30/19 (g)	3,250,000	3,228,545
1.75%, 09/30/19 (g)	5,000,000	5,041,992
3.38%, 11/15/19 (g)	6,250,000	6,525,879
1.50%, 11/30/19 (g)	5,950,000	5,970,337
1.25%, 01/31/20 (g)	4,050,000	4,039,321
1.38%, 01/31/20 (g)	3,350,000	3,350,981
3.63%, 02/15/20	2,100,000	2,214,721
1.13%, 03/31/20	600,000	596,191
1.38%, 04/30/20 (g)	14,500,000	14,496,035
1.63%, 06/30/20	5,000,000	5,028,906
1.38%, 08/31/20	3,500,000	3,493,232
2.38%, 12/31/20 (g)	500,000	514,180
3.63%, 02/15/21	1,800,000	1,927,582
1.13%, 02/28/21	500,000	493,213
1.25%, 03/31/21	500,000	494,971
2.25%, 04/30/21	500,000	512,383
1.38%, 05/31/21 (g)	500,000	496,436
2.13%, 08/15/21	500,000	510,225
1.88%, 01/31/22	2,150,000	2,169,568
1.75%, 02/28/22	700,000	702,598
1.75%, 03/31/22 (g)	1,150,000	1,153,504
1.75%, 04/30/22	900,000	902,443
2.00%, 07/31/22	500,000	506,621
1.88%, 08/31/22	600,000	604,242
1.75%, 09/30/22	200,000	200,141
1.88%, 10/31/22	2,000,000	2,012,578
1.63%, 11/15/22	2,400,000	2,385,469
2.00%, 11/30/22	700,000	708,559
2.13%, 12/31/22 (g)	1,400,000	1,425,211
2.00%, 02/15/23	2,500,000	2,528,076
1.50%, 02/28/23	600,000	590,906
1.50%, 03/31/23 (g)	3,500,000	3,445,107
1.63%, 04/30/23	1,500,000	1,484,941
1.75%, 05/15/23 (g)	3,150,000	3,138,618
1.38%, 06/30/23 (g)	4,800,000	4,680,281
1.38%, 08/31/23	1,750,000	1,702,901
1.38%, 09/30/23	1,500,000	1,458,868
2.75%, 11/15/23	600,000	631,606
2.25%, 01/31/24	2,700,000	2,758,799

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.75%, 02/15/24	1,000,000	1,051,953
2.00%, 04/30/24	3,400,000	3,417,598
2.50%, 05/15/24	3,400,000	3,524,246
2.13%, 05/15/25	1,400,000	1,411,621
2.00%, 08/15/25	750,000	748,433
1.63%, 05/15/26	1,050,000	1,012,040
1.50%, 08/15/26 (g)	5,900,000	5,614,682
2.00%, 11/15/26	1,550,000	1,535,953
2.38%, 05/15/27	1,400,000	1,430,570
2.25%, 08/15/27	920,000	930,548
Total Treasuries
(Cost $125,116,855)		125,572,572

Government Related 3.1% of net assets

Agency 1.3%
Foreign 1.3%
Germany 0.6%
Kreditanstalt Fuer Wiederaufbau
1.50%, 02/06/19 (d)	1,000,000	1,000,959
4.00%, 01/27/20 (d)	1,000,000	1,058,277
		2,059,236
Norway 0.5%
Statoil A.S.A.
2.65%, 01/15/24	1,500,000	1,505,399
Republic of Korea 0.2%
Korea Development Bank
3.75%, 01/22/24	500,000	527,625
		4,092,260

Local Authority 0.1%
Foreign 0.1%
Canada 0.1%
Province of British Columbia
2.25%, 06/02/26	500,000	494,032
		494,032

Sovereign 1.0%
Chile 0.1%
Republic of Chile
2.25%, 10/30/22	250,000	250,688
Colombia 0.1%
Republic of Colombia
4.50%, 01/28/26 (b)	500,000	537,438
Mexico 0.5%
United Mexican States
5.13%, 01/15/20	500,000	540,000
3.63%, 03/15/22	250,000	263,125
4.13%, 01/21/26	750,000	795,562
		1,598,687
Panama 0.0%
Republic of Panama
3.75%, 03/16/25 (b)	100,000	105,700
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Philippines 0.1%
Republic of the Philippines
4.20%, 01/21/24	150,000	164,950
Poland 0.2%
Republic of Poland
6.38%, 07/15/19	500,000	543,638
		3,201,101

Supranational* 0.7%
European Investment Bank
4.00%, 02/16/21	750,000	806,615
Inter-American Development Bank
3.88%, 09/17/19	500,000	523,740
International Finance Corp.
1.75%, 09/04/18	600,000	602,382
1.75%, 09/16/19	150,000	150,836
1.13%, 07/20/21	250,000	244,379
		2,327,952
Total Government Related
(Cost $9,925,640)		10,115,345

Securitized 37.5% of net assets

Collateralized Mortgage Obligations 1.3%
Banc of America Funding 2005-E Trust
Series 05-E Class 5A1
3.75%, 05/20/35 (a)(b)(h)	22,955	23,146
CHL Mortgage Pass-Through Trust
Series 04-HYB2 Class 6A
3.31%, 07/20/34
(12 mo. USD-LIBOR + 1.87%) (a)(b)	182,566	177,550
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-23 Class 7A1
5.00%, 09/25/18 (b)(g)	140,187	141,809
Fannie Mae REMIC Trust
Series 2004-W6 Class 3A4
6.50%, 07/25/34 (b)	350,439	353,565
Fannie Mae REMICs
Series 2003-15 Class CB
5.00%, 03/25/18 (b)	7,986	8,020
Series 2010-83 Class AK
3.00%, 11/25/18 (b)	13,250	13,304
Series 1990-8 Class G
6.00%, 01/25/20 (b)	20,013	20,572
Series 2011-9 Class HC
3.25%, 03/25/24 (b)	3,847	3,844
Freddie Mac REMICs
Series 2663 Class BC
4.00%, 08/15/18 (b)	436,003	439,072
Series 3649 Class EA
2.25%, 12/15/18 (b)	11,456	11,458
Series 3749 Class A
3.50%, 07/15/28 (b)	17,327	17,352
Series 3762 Class GM
3.50%, 08/15/28 (b)	2,528	2,529
Series 3866 Class TB
3.50%, 10/15/28 (b)	12,166	12,172
Series 2641 Class WE
4.50%, 01/15/33 (b)	42,829	43,261

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series 3982 Class AB
3.50%, 06/15/36 (b)	78,514	78,981
Series 3747 Class HK
2.50%, 07/15/37 (b)	237,923	238,958
Series 3792 Class QC
2.50%, 06/15/39 (b)	65,685	65,745
Ginnie Mae
Series 2008-38 Class BE
5.00%, 07/16/36 (b)	26,785	27,254
Series 2010-114 Class NJ
3.00%, 04/20/38 (b)	65,748	66,159
Series 2010-130 Class LG
3.50%, 11/16/38 (b)	104,633	106,091
JP Morgan Mortgage Trust
Series 2004-A3 Class 2A1
3.66%, 07/25/34 (a)(b)(i)	148,773	150,873
Series 2004-A5 Class 4A4
3.13%, 12/25/34 (a)(b)(j)	146,475	148,917
MASTR Adjustable Rate Mortgages Trust
Series 2004-4 Class 4A1
3.38%, 05/25/34 (a)(b)(k)	83,921	83,888
Merrill Lynch Mortgage Investors Trust
Series 2004-B Class A1
1.73%, 05/25/29 (a)(b)(l)	632,002	620,708
MRFC Mortgage Pass-Through Trust
Series 2000-TBC2 Class A1
1.71%, 06/15/30
(1 mo. USD-LIBOR + 0.48%) (a)(b)	64,147	61,737
Residential Accredit Loans, Inc.
Series 2002-QS18 Class A1
5.50%, 12/25/17 (b)(g)	65,185	65,137
Sequoia Mortgage Trust
Series 2013-1 Class 2A1
1.86%, 02/25/43 (b)	10,870	10,473
Series 2013-2 Class 2A
1.87%, 02/25/43 (b)	538,977	516,546
Series 2013-5 Class A1
2.50%, 05/25/43 (b)(c)	222,517	219,532
Structured Asset Mortgage Investments II Trust
Series 2004-AR1 Class 1A1
1.93%, 03/19/34 (a)(b)(m)	220,175	215,459
WAMU Mortgage Pass-Through Certificates
Series 2003-AR1 Class A5
2.73%, 03/25/33
(1 year CMT Rate + 2.00%) (a)(b)	34,269	34,511
Series 2004-AR3 Class A2
3.15%, 06/25/34 (a)(b)(n)	34,257	34,955
Series 2005-AR9 Class A1A
1.87%, 07/25/45
(1 mo. USD-LIBOR + 0.64%) (a)(b)	184,014	183,763
		4,197,341

Commercial Mortgage-Backed Securities 1.3%
COMM 2013-CCRE12 Mortgage Trust
Series 2013-CR12 Class A2
2.90%, 10/10/46 (b)	20,000	20,245
COMM 2013-CCRE6 Mortgage Trust
Series 2013-CR6 Class A2
2.12%, 03/10/46 (b)	55,104	55,174
COMM 2013-LC6 Mortgage Trust
Series 2013-LC6 Class A2
1.91%, 01/10/46 (b)	48,950	48,973
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Fannie Mae-Aces
Series 2014-M6 Class A2
2.68%, 05/25/21 (b)	500,000	514,005
Series 2011-M5 Class A2
2.94%, 07/25/21 (b)	247,597	256,518
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K014 Class A1
2.79%, 10/25/20 (b)	137,183	139,110
Series K714 Class A2
3.03%, 10/25/20 (b)	154,000	159,087
Series K026 Class A2
2.51%, 11/25/22 (b)	650,000	663,684
Series K027 Class A2
2.64%, 01/25/23 (b)	110,000	112,956
Series K037 Class A1
2.59%, 04/25/23 (b)	104,140	106,300
Series K046 Class A2
3.21%, 03/25/25 (b)	100,000	105,710
Ginnie Mae
Series 2012-55 Class A
1.70%, 08/16/33 (b)	69,728	69,571
Series 2013-55 Class A
1.32%, 05/16/34 (b)	97,971	97,421
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17 Class A4
4.20%, 01/15/47 (b)	366,000	400,323
Wells Fargo Commercial Mortgage Trust
Series 2014-LC16 Class A4
3.55%, 08/15/50 (b)	100,000	105,571
Series 2016-C32 Class A4
3.56%, 01/15/59 (b)	1,500,000	1,585,079
		4,439,727

Mortgage-Backed Securities Pass-Through 34.9%
Fannie Mae
6.50%, 11/01/17 to 09/01/22 (b)	100,648	110,544
4.50%, 03/01/18 to 09/01/41 (b)	915,597	987,740
6.00%, 09/01/18 to 12/01/35 (b)	724,792	800,458
7.00%, 07/01/19 to 01/01/35 (b)	208,558	243,721
6.00%, 10/01/19 to 05/01/21 (b)(g)	69,220	72,416
6.50%, 07/01/21 (b)(g)	8,184	8,698
5.50%, 10/01/22 (b)(g)	144,469	159,719
5.50%, 01/01/23 to 12/01/33 (b)	622,983	691,360
5.00%, 09/01/23 to 07/01/36 (b)	896,000	985,147
2.68%, 02/01/25 (b)	38,000	38,437
3.00%, 01/01/26 to 10/01/46 (b)	11,858,224	12,099,538
3.50%, 04/01/26 to 02/01/46 (b)	9,670,452	10,062,536
2.50%, 07/01/27 to 02/01/43 (b)	3,331,635	3,380,162
4.00%, 04/01/32 to 05/01/47 (b)	3,938,894	4,186,083
5.49%, 08/01/32 to 12/01/32 (b)	381,487	401,537
5.45%, 06/01/33 to 07/01/33 (b)	56,109	58,165
3.62%, 06/01/40
(12 mo. USD-LIBOR + 1.81%) (a)(b)	1,501,108	1,579,532
4.00%, 09/01/40 (b)(g)	2,930,249	3,125,143
Fannie Mae TBA
2.00%, 09/01/32 (b)(f)	500,000	495,430
2.50%, 09/01/32 (b)(f)	500,000	507,070
3.00%, 09/01/32 to 09/01/47 (b)(f)	2,500,000	2,539,492
3.50%, 09/01/32 to 09/01/47 (b)(f)	3,000,000	3,112,500
4.00%, 09/01/47 (b)(f)	1,500,000	1,585,078
Freddie Mac
4.50%, 10/01/18 to 11/01/41 (b)	3,582,235	3,863,759
4.00%, 07/01/19 to 01/01/44 (b)	2,900,364	3,102,585
6.50%, 07/01/19 to 02/01/21 (b)(g)	22,596	22,957
6.00%, 08/01/22 to 05/01/27 (b)	204,891	224,393

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.50%, 08/01/22 to 04/01/26 (b)	55,225	60,471
5.50%, 02/01/23 to 07/01/35 (b)	345,137	380,008
5.00%, 01/01/24 to 08/01/40 (b)	519,178	568,063
2.50%, 12/01/27 to 05/01/33 (b)	2,076,682	2,117,257
3.00%, 09/01/28 to 10/01/46 (b)	6,750,559	6,863,003
3.50%, 04/01/33 to 05/01/46 (b)	4,426,220	4,614,229
5.50%, 06/01/33 (b)(g)	523,492	584,061
3.50%, 09/01/44 (b)(g)	2,934,111	3,045,913
Freddie Mac TBA
2.50%, 09/01/32 (b)(f)	500,000	507,012
3.00%, 09/01/32 to 09/01/47 (b)(f)	2,500,000	2,560,817
3.50%, 09/01/32 to 09/01/47 (b)(f)	1,500,000	1,559,892
4.00%, 09/01/47 (b)(f)	2,000,000	2,113,906
Ginnie Mae
5.00%, 12/15/17 to 11/15/35 (b)	2,169,049	2,404,619
5.50%, 06/15/18 to 12/15/35 (b)	1,493,955	1,670,794
10.00%, 07/20/18 to 06/20/19 (b)	265	267
4.00%, 08/15/18 to 07/20/47 (b)	2,985,749	3,160,742
9.50%, 08/15/18 to 05/20/20 (b)	992	1,021
4.50%, 11/15/18 to 10/15/43 (b)	2,196,398	2,371,574
6.00%, 03/15/19 to 11/20/38 (b)	55,887	62,916
8.50%, 06/15/21 to 10/20/26 (b)	653	670
7.50%, 03/15/22 to 10/15/25 (b)	1,866	1,911
6.50%, 10/15/23 to 10/15/38 (b)	14,566	16,287
8.00%, 06/20/24 to 07/15/27 (b)	1,352	1,440
3.00%, 02/15/26 to 10/20/46 (b)	5,889,743	6,025,979
2.50%, 06/15/27 to 07/20/46 (b)	317,521	320,244
7.00%, 04/15/31 (b)	4,993	5,492
5.00%, 10/15/34 (b)(g)	773,368	850,244
3.50%, 09/15/41 to 07/20/47 (b)	8,978,393	9,392,766
3.74%, 04/20/42 (b)	268,612	279,744
Ginnie Mae TBA
3.00%, 09/01/47 (b)(f)	3,000,000	3,062,471
3.50%, 09/01/47 (b)(f)	2,000,000	2,085,781
4.00%, 09/01/47 (b)(f)	2,500,000	2,634,863
		113,768,657
Total Securitized
(Cost $120,624,395)		122,405,725
Security	Number of Shares	Value ($)
Preferred Stock 0.3% of net assets

Financial Institutions 0.3%
Protective Life Corp. 6.25%	40,000	1,004,400
Total Preferred Stock
(Cost $1,002,600)		1,004,400

Other Investment Company 4.6% of net assets

Money Market Fund 4.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (e)	14,939,541	14,939,541
Total Other Investment Company
(Cost $14,939,541)		14,939,541
Security Rate, Maturity Date	Face Amount ($)	Value ($)
TBA Sale Commitments (0.8%) of net assets

U.S. Government Agency Mortgages (0.8% )
Ginnie Mae TBA
5.00%, 09/01/47 (b)(f)	(1,500,000)	(1,634,297)
5.50%, 09/01/47 (b)(f)	(1,000,000)	(1,108,434)
Total TBA Sale Commitments
(Proceeds $2,741,738)		(2,742,731)
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,822,790 or 1.5% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(g)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(h)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (6 month LIBOR + 2.25% and 12 month LIBOR +2.00%)
(i)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (1 year CMT + 2.49% and 12 month LIBOR +1.99%)
(j)	Security is backed by a tranche of loans comprised of three different reference rates and spreads (1 year CMT + 2.37%, 6 month LIBOR +1.62% and 12 month LIBOR + 1.77%)
(k)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (6 month LIBOR + 2.08% and 12 month LIBOR +1.88%)
(l)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (6 month LIBOR + 1.64% and 1 month LIBOR + 1.38%)
(m)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (6 month LIBOR + 1.65% and 1 month LIBOR + 1.65%)
(n)	Security is backed by a tranche of loans comprised of two different reference rates and spreads (1 year CMT + 2.33% and 12 month LIBOR +1.82%)

ACES —	Alternate Credit Enhancement Securities
CMT —	Constant Maturity Treasury is index published by the Federal Reserve Board to compute an index based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity.
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
REMIC —	Real Estate Mortgage Investment Conduit
TBA —	To-be-announced

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Intermediate-Term Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

The following is a summary of the inputs used to value the fund's investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$76,462,675	$—	$76,462,675
Treasuries	—	125,572,572	—	125,572,572
Government Related[1]	—	10,115,345	—	10,115,345
Securitized [1]	—	122,405,725	—	122,405,725
Preferred Stock[1]	1,004,400	—	—	1,004,400
Other Investment Company[1]	14,939,541	—	—	14,939,541
Liabilities
TBA Sale Commitments[1]	—	(2,742,731)	—	(2,742,731)
Total	$15,943,941	$331,813,586	$—	$347,757,527
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Intermediate-Term Bond Fund
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $346,994,183)		$350,500,258
Receivables:
Investments sold		7,161,860
Interest		1,658,031
Fund shares sold		286,389
Dividends		9,595
TBA sale commitments		2,741,738
Prepaid expenses	+	7,205
Total assets		362,365,076
Liabilities
TBA sale commitments, at value (proceeds $2,741,738)		2,742,731
Payables:
Investments bought		10,207,351
Investments bought - Delayed-delivery		22,696,767
Investment adviser and administrator fees		26,692
Shareholder service fees		68,814
Distributions to shareholders		146,479
Fund shares redeemed		114,438
Interest for TBA sale commitments		7,222
Accrued expenses	+	74,061
Total liabilities		36,084,555
Net Assets
Total assets		362,365,076
Total liabilities	–	36,084,555
Net assets		$326,280,521
Net Assets by Source
Capital received from investors		324,253,013
Net investment income not yet distributed		8,489
Net realized capital losses		(1,486,063)
Net unrealized capital appreciation		3,505,082

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$326,280,521		32,219,302		$10.13

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Schwab Intermediate-Term Bond Fund
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Interest		$6,936,999
Dividends	+	112,351
Total investment income		7,049,350
Expenses
Investment adviser and administrator fees		994,864
Shareholder service fees		822,258
Portfolio accounting fees		93,861
Professional fees		57,967
Custodian fees		39,120
Registration fees		28,019
Shareholder reports		17,983
Independent trustees' fees		12,296
Transfer agent fees		1,836
Interest expense		237
Other expenses	+	13,383
Total expenses		2,081,824
Expense reduction by CSIM and its affiliates	–	589,291
Net expenses	–	1,492,533
Net investment income		5,556,817
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(524,711)
Net realized losses on TBA sale commitments	+	(3,055)
Net realized losses		(527,766)
Net change in unrealized appreciation (depreciation) on investments		(4,195,810)
Net change in unrealized appreciation (depreciation) on TBA sale commitments	+	12,093
Net change in unrealized appreciation (depreciation)	+	(4,183,717)
Net realized and unrealized losses		(4,711,483)
Increase in net assets resulting from operations		$845,334

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Intermediate-Term Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$5,556,817	$5,657,612
Net realized gains (losses)		(527,766)	3,290,344
Net change in unrealized appreciation (depreciation)	+	(4,183,717)	3,975,807
Increase in net assets from operations		845,334	12,923,763
Distributions to Shareholders
Distributions from net investment income		(6,253,458)	(6,461,960)
Distributions from net realized gains	+	(2,498,795)	(760,892)
Total distributions		($8,752,253)	($7,222,852)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		5,674,140	$57,256,547	8,071,626	$82,672,373
Shares reinvested		605,959	6,104,592	475,232	4,867,567
Shares redeemed	+	(8,406,462)	(84,912,521)	(8,060,273)	(82,468,312)
Net transactions in fund shares		(2,126,363)	($21,551,382)	486,585	$5,071,628
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,345,665	$355,738,822	33,859,080	$344,966,283
Total increase (decrease)	+	(2,126,363)	(29,458,301)	486,585	10,772,539
End of period		32,219,302	$326,280,521	34,345,665	$355,738,822
Net investment income not yet distributed			$8,489		$11,905

Schwab Taxable Bond Funds  |  Annual Report
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Schwab GNMA Fund
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$10.21	$10.09	$10.15	$9.93	$10.61
Income (loss) from investment operations:
Net investment income (loss)	0.15 [1]	0.15 [1]	0.14 [1]	0.18	0.08
Net realized and unrealized gains (losses)	(0.15)	0.21	0.04	0.31	(0.45)
Total from investment operations	(0.00) [2]	0.36	0.18	0.49	(0.37)
Less distributions:
Distributions from net investment income	(0.25)	(0.24)	(0.24)	(0.27)	(0.29)
Distributions from net realized gains	—	—	—	—	(0.02)
Total distributions	(0.25)	(0.24)	(0.24)	(0.27)	(0.31)
Net asset value at end of period	$9.96	$10.21	$10.09	$10.15	$9.93
Total return	(0.02%)	3.55%	1.80%	5.04%	(3.55%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.55%	0.57% [3]	0.56% [3]	0.57% [3]	0.57% [3]
Gross operating expenses	0.62%	0.64%	0.64%	0.66%	0.62%
Net investment income (loss)	1.50%	1.51%	1.41%	1.89%	1.34%
Portfolio turnover rate[4]	269%	363%	325% [5]	481%	401%
Net assets, end of period (x 1,000,000)	$291	$353	$292	$289	$363

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
The expense ratio would have been 0.55%, if settlement expense related to charges on agency mortgage-backed securities not delivered on a timely basis had not been incurred.
4
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
5
Revised methodology adopted as of August 31, 2015. For comparison purposes, portfolio turnover rate would have been 482% using previous methodology.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab GNMA Fund
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date; the reference rate and spread used is shown parenthetically in the security description, if available, if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Securitized 105.7% of net assets

Collateralized Mortgage Obligations 1.1%
Fannie Mae REMICs
7.00%, 09/25/22 (b)(e)	34,545	37,009
4.50%, 07/25/38 (b)	1,250,003	1,264,359
Freddie Mac REMICs
2.20%, 01/15/35 (b)	520,718	522,982
Ginnie Mae
0.00%, 09/20/37 (a)(b)(f)	123,682	121,901
3.00%, 11/20/37 (b)	63,873	64,050
3.75%, 03/20/38 (b)	121,649	123,235
3.50%, 04/20/40 (b)	500,573	508,153
Ginnie Mae REMICs
5.00%, 08/20/34 (b)	2,298	2,296
4.75%, 01/20/35 (b)(e)	256,687	260,657
4.50%, 02/20/37 to 11/20/38 (b)	136,382	137,712
4.00%, 10/20/37 (b)	37,836	38,043
3.50%, 01/20/38 (b)	22,733	22,830
3.00%, 03/20/38 (b)	62,679	63,086
		3,166,313

Mortgage-Backed Securities Pass-Through 104.6%
Fannie Mae
5.50%, 09/01/17 (b)(e)	609	608
5.49%, 09/01/29 to 09/01/31 (b)(e)	85,147	86,557
6.50%, 04/01/31 (b)(e)	80,653	88,257
5.45%, 12/01/31 to 07/01/32 (b)(e)	166,135	171,677
5.81%, 12/01/31 (b)(e)	63,788	71,245
Ginnie Mae
5.50%, 09/15/17 to 11/15/34 (b)(e)	4,248,105	4,756,593
6.00%, 09/15/17 to 06/20/37 (b)(e)	373,206	421,527
4.50%, 12/15/17 to 07/20/44 (b)(e)	10,229,033	11,081,238
5.00%, 12/15/17 to 04/20/40 (b)(e)	14,413,911	15,880,380
5.00%, 08/15/18 to 05/15/40 (b)	2,582,816	2,868,179
4.50%, 08/20/19 to 12/20/45 (b)	9,496,842	10,394,967
5.50%, 05/15/22 to 04/15/38 (b)	2,616,481	2,937,654
6.50%, 10/15/23 (b)	4,848	5,208
6.50%, 11/20/23 to 07/15/31 (b)(e)	73,720	85,210
2.13%, 07/20/24 to 07/20/32
(1 year CMT Rate + 1.50%) (a)(b)(e)	67,868	70,385
4.00%, 12/15/24 to 11/20/45 (b)(e)	11,243,990	11,925,336
3.00%, 02/15/26 to 10/20/46 (b)(e)	40,358,774	41,320,686
3.00%, 01/20/27 to 10/20/46 (b)	34,906,149	35,721,389
3.50%, 01/20/27 to 07/20/47 (b)	35,188,687	36,794,226
2.50%, 06/15/27 to 06/15/28 (b)(e)	902,266	923,748
2.50%, 08/15/27 to 04/15/45 (b)	2,022,005	2,050,330
6.00%, 01/15/29 to 12/20/38 (b)	1,260,235	1,426,341
2.63%, 05/20/29 to 04/20/37
(1 year CMT Rate + 1.50%) (a)(b)(e)	180,956	183,787
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.25%, 12/20/30
(1 year CMT Rate + 1.50%) (a)(b)(e)	36,362	37,511
2.38%, 02/20/32
(1 year CMT Rate + 1.50%) (a)(b)(e)	18,059	18,807
4.00%, 03/20/40 to 07/20/47 (b)	24,413,750	25,861,702
3.50%, 09/15/41 to 07/20/46 (b)(e)	60,384,846	63,120,173
Ginnie Mae REMICs
1.88%, 04/16/32 (b)	11,698	11,686
Ginnie Mae TBA
2.50%, 09/01/47 (b)(d)	2,500,000	2,475,628
3.00%, 09/01/47 (b)(d)	9,000,000	9,187,383
3.50%, 09/01/47 (b)(d)	10,500,000	10,950,352
4.00%, 09/01/47 (b)(d)	13,000,000	13,703,432
		304,632,202
Total Securitized
(Cost $306,821,569)		307,798,515
Security	Number of Shares	Value ($)
Other Investment Company 6.2% of net assets

Money Market Fund 6.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (c)	18,062,439	18,062,439
Total Other Investment Company
(Cost $18,062,439)		18,062,439

Schwab Taxable Bond Funds  |  Annual Report
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Schwab GNMA Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
TBA Sale Commitments (4.3%) of net assets

U.S. Government Agency Mortgages (4.3% )
Ginnie Mae TBA
5.00%, 09/01/47 (b)(d)	(8,500,000)	(9,261,016)
5.50%, 09/01/47 (b)(d)	(3,000,000)	(3,325,301)
Total TBA Sale Commitments
(Proceeds $12,581,934)		(12,586,317)
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	The rate shown is the 7-day yield.
(d)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(e)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(f)	Security is a type of structured MBS that involves tranching (i.e. dividing) the underlying MBS pools' cash flows into securities that have varying coupon and principal payback profiles. Tranches pay an investor an interest rate, which is determined by a formula set forth in the security's offering documents. The floating interest rate may reset once a year and is generally tied to LIBOR, CMT, or COFI. A variable interest rate can also be affected by the current WAC.

CMT —	Constant Maturity Treasury is index published by the Federal Reserve Board to compute an index based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity.
COFI —	Cost of Funds Index is a regional index of the average interest expenses paid by financial institutions on money market accounts, passbooks, CDs, and other liabilities.
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
MBS —	Mortgage-Backed Security
REMIC —	Real Estate Mortgage Investment Conduit
SIFMA —	Securities Industry and Financial Markets Association
TBA —	To-be-announced
VRDN —	Variable rate demand note
WAC —	Weighted Average Coupon, which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.

The following is a summary of the inputs used to value the fund's investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Securitized [1]	$—	$307,798,515	$—	$307,798,515
Other Investment Company[1]	18,062,439	—	—	18,062,439
Liabilities
TBA Sale Commitments[1]	—	(12,586,317)	—	(12,586,317)
Total	$18,062,439	$295,212,198	$—	$313,274,637
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab GNMA Fund
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $324,884,008)		$325,860,954
Receivables:
Investments sold		3,728,182
Interest		858,131
Fund shares sold		203,847
Dividends		11,272
TBA sale commitments		12,581,934
Prepaid expenses	+	11,013
Total assets		343,255,333
Liabilities
TBA sale commitments, at value (proceeds $12,581,934)		12,586,317
Payables:
Investments bought - Delayed-delivery		38,879,770
Investment adviser and administrator fees		52,036
Shareholder service fees		60,550
Distributions to shareholders		165,073
Fund shares redeemed		135,284
Interest for TBA sale commitments		32,778
Accrued expenses	+	70,542
Total liabilities		51,982,350
Net Assets
Total assets		343,255,333
Total liabilities	–	51,982,350
Net assets		$291,272,983
Net Assets by Source
Capital received from investors		301,124,397
Net investment income not yet distributed		3,109
Net realized capital losses		(10,827,086)
Net unrealized capital appreciation		972,563

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$291,272,983		29,249,468		$9.96

Schwab Taxable Bond Funds  |  Annual Report
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Schwab GNMA Fund
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Interest		$6,396,658
Dividends	+	79,933
Total investment income		6,476,591
Expenses
Investment adviser and administrator fees		946,693
Shareholder service fees		774,780
Portfolio accounting fees		73,814
Professional fees		52,323
Custodian fees		38,829
Registration fees		30,305
Shareholder reports		22,684
Independent trustees' fees		12,203
Transfer agent fees		3,542
Other expenses	+	13,027
Total expenses		1,968,200
Expense reduction by CSIM and its affiliates	–	232,593
Net expenses	–	1,735,607
Net investment income		4,740,984
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(1,498,268)
Net change in unrealized appreciation (depreciation) on investments		(4,373,443)
Net change in unrealized appreciation (depreciation) on TBA sale commitments	+	18,821
Net change in unrealized appreciation (depreciation)	+	(4,354,622)
Net realized and unrealized losses		(5,852,890)
Decrease in net assets resulting from operations		($1,111,906)

Schwab Taxable Bond Funds  |  Annual Report
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Schwab GNMA Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$4,740,984	$4,794,610
Net realized gains (losses)		(1,498,268)	5,242,985
Net change in unrealized appreciation (depreciation)	+	(4,354,622)	1,059,434
Increase (decrease) in net assets from operations		(1,111,906)	11,097,029
Distributions to Shareholders
Distributions from net investment income		($7,737,421)	($7,332,367)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		6,297,909	$62,984,313	11,710,893	$119,140,165
Shares reinvested		561,007	5,606,573	513,971	5,230,514
Shares redeemed	+	(12,135,696)	(121,081,623)	(6,666,192)	(67,771,038)
Net transactions in fund shares		(5,276,780)	($52,490,737)	5,558,672	$56,599,641
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		34,526,248	$352,613,047	28,967,576	$292,248,744
Total increase (decrease)	+	(5,276,780)	(61,340,064)	5,558,672	60,364,303
End of period		29,249,468	$291,272,983	34,526,248	$352,613,047
Distributions in excess of net investment income / Net investment income not yet distributed			$3,109		($5,170)

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Treasury Inflation Protected Securities Index Fund
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$11.39	$10.94	$11.44	$11.07	$12.12
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.17	0.08	0.27	0.19
Net realized and unrealized gains (losses)	(0.20)	0.39	(0.41)	0.33	(1.05)
Total from investment operations	0.03	0.56	(0.33)	0.60	(0.86)
Less distributions:
Distributions from net investment income	(0.24)	(0.08)	(0.15)	(0.23)	(0.18)
Distributions from net realized gains	—	(0.03)	(0.02)	—	(0.01)
Total distributions	(0.24)	(0.11)	(0.17)	(0.23)	(0.19)
Net asset value at end of period	$11.18	$11.39	$10.94	$11.44	$11.07
Total return	0.35%	5.22%	(2.90%)	5.44%	(7.19%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.11% [2]	0.19%	0.16% [3]	0.19%	0.29% [4],[5]
Gross operating expenses	0.28% [2]	0.61%	0.58% [3]	0.61%	0.67%
Net investment income (loss)	2.07%	1.54%	0.73%	2.43%	1.61%
Portfolio turnover rate	17%	24%	33%	27%	31%
Net assets, end of period (x 1,000,000)	$565	$309	$274	$273	$294

1
Calculated based on the average shares outstanding during the period.
2
Effective March 1, 2017 the annual operating expense was reduced. The ratio presented for period ended 8/31/17 is a blended ratio. (See financial note 4)
3
The ratio of net and gross operating expenses would have been 0.19% and 0.61%, respectively, if the fund had not reversed out proxy expenses recognized in prior years.
4
The ratio of net operating expenses would have been 0.25%, if proxy expenses had not been incurred.
5
Effective April 1, 2013, the net operating expense limitation was lowered from 0.29% to 0.19%. The ratio presented for period ended 8/31/13 is a blended ratio.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Treasury Inflation Protected Securities Index Fund
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date; the reference rate and spread used is shown parenthetically in the security description, if available, if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Treasuries 99.8% of net assets
U.S. Treasury Inflation Protected Securities
2.13%, 01/15/19	7,516,521	7,749,075
0.13%, 04/15/19	26,576,711	26,636,174
1.88%, 07/15/19	8,540,446	8,896,198
1.38%, 01/15/20	10,358,703	10,742,081
0.13%, 04/15/20	26,597,284	26,740,092
1.25%, 07/15/20	15,930,370	16,623,672
1.13%, 01/15/21	18,214,639	18,980,413
0.13%, 04/15/21	23,121,462	23,234,888
0.63%, 07/15/21	19,331,888	19,917,578
0.13%, 01/15/22	21,341,880	21,478,085
0.13%, 04/15/22	15,360,093	15,413,256
0.13%, 07/15/22	22,013,554	22,201,981
0.13%, 01/15/23	22,117,000	22,163,500
0.38%, 07/15/23	21,938,300	22,345,166
0.63%, 01/15/24	21,887,493	22,497,231
0.13%, 07/15/24	21,507,621	21,441,064
0.25%, 01/15/25	21,561,406	21,516,765
2.38%, 01/15/25	14,150,557	16,312,125
0.38%, 07/15/25	21,535,244	21,731,602
0.63%, 01/15/26	19,392,915	19,852,878
2.00%, 01/15/26	10,307,576	11,714,466
0.13%, 07/15/26	18,182,489	17,872,455
0.38%, 01/15/27	18,042,636	18,032,808
2.38%, 01/15/27	8,295,072	9,813,073
0.38%, 07/15/27	6,615,919	6,632,397
1.75%, 01/15/28	8,278,546	9,385,678
Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.63%, 04/15/28	6,999,031	9,289,975
2.50%, 01/15/29	8,015,893	9,814,852
3.88%, 04/15/29	8,503,338	11,733,022
3.38%, 04/15/32	3,228,348	4,525,215
2.13%, 02/15/40	4,385,719	5,586,231
2.13%, 02/15/41	5,568,375	7,133,531
0.75%, 02/15/42	9,806,025	9,606,984
0.63%, 02/15/43	7,232,042	6,857,309
1.38%, 02/15/44	10,953,416	12,260,942
0.75%, 02/15/45	12,160,458	11,782,501
1.00%, 02/15/46	8,935,994	9,211,648
0.88%, 02/15/47	6,191,882	6,206,645
Total Treasuries
(Cost $551,687,663)		563,933,556
Security	Number of Shares	Value ($)
Other Investment Company 0.1% of net assets

Money Market Fund 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (a)	769,485	769,485
Total Other Investment Company
(Cost $769,485)		769,485
(a)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund's investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Treasuries	$—	$563,933,556	$—	$563,933,556
Other Investment Company[1]	769,485	—	—	769,485
Total	$769,485	$563,933,556	$—	$564,703,041
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $552,457,148)		$564,703,041
Receivables:
Investments sold		6,384,726
Interest		700,818
Fund shares sold		640,691
Dividends	+	467
Total assets		572,429,743
Liabilities
Payables:
Investments bought		7,100,350
Investment adviser and administrator fees		23,372
Fund shares redeemed	+	223,239
Total liabilities		7,346,961
Net Assets
Total assets		572,429,743
Total liabilities	–	7,346,961
Net assets		$565,082,782
Net Assets by Source
Capital received from investors		551,995,966
Net investment income not yet distributed		4,765,677
Net realized capital losses		(3,924,754)
Net unrealized capital appreciation		12,245,893

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$565,082,782		50,550,491		$11.18

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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income (Loss)
Interest		$8,080,318
Dividends	+	3,410
Total investment income		8,083,728
Expenses 1
Investment adviser and administrator fees		575,996
Shareholder service fees		346,408
Shareholder reports		28,642
Professional fees		26,155
Portfolio accounting fees		25,721
Registration fees		20,165
Custodian fees		9,598
Independent trustees' fees		6,340
Transfer agent fees		3,409
Other expenses	+	4,676
Total expenses		1,047,110
Expense reduction by CSIM and its affiliates	–	638,110
Net expenses	–	409,000
Net investment income		7,674,728
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(371,871)
Net change in unrealized appreciation (depreciation) on investments	+	(3,814,193)
Net realized and unrealized losses		(4,186,064)
Increase in net assets resulting from operations		$3,488,664
[1]	See financial note 2(e) and financial note 4.

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Schwab Treasury Inflation Protected Securities Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$7,674,728	$4,288,374
Net realized losses		(371,871)	(1,106,342)
Net change in unrealized appreciation (depreciation)	+	(3,814,193)	10,813,939
Increase in net assets from operations		3,488,664	13,995,971
Distributions to Shareholders
Distributions from net investment income		(7,315,871)	(2,012,737)
Distributions from net realized gains	+	—	(751,716)
Total distributions		($7,315,871)	($2,764,453)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		29,740,038	$329,992,540	6,958,434	$77,249,706
Shares reinvested		533,017	5,873,102	208,527	2,222,903
Shares redeemed	+	(6,891,994)	(76,378,435)	(5,046,770)	(55,428,669)
Net transactions in fund shares		23,381,061	$259,487,207	2,120,191	$24,043,940
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		27,169,430	$309,422,782	25,049,239	$274,147,324
Total increase	+	23,381,061	255,660,000	2,120,191	35,275,458
End of period		50,550,491	$565,082,782	27,169,430	$309,422,782
Net investment income not yet distributed			$4,765,677		$4,406,605

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Schwab U.S. Aggregate Bond Index Fund
Financial Statements
Financial Highlights
2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.12
Net realized and unrealized gains (losses)	0.17
Total from investment operations	0.29
Less distributions:
Distributions from net investment income	(0.13)
Net asset value at end of period	$10.16
Total return	2.88% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total Expenses	0.04% [4]
Net investment income (loss)	2.32% [4]
Portfolio turnover rate[5]	39% [3],[6]
Net assets, end of period (x 1,000,000)	$1,445

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Includes to-be-announced (TBA) transactions (if any). See financial note 2.
6
Portfolio turnover rate excludes in-kind transactions. (See financial note 7)

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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date; the reference rate and spread used is shown parenthetically in the security description, if available, if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 25.3% of net assets

Financial Institutions 8.1%
Banking 5.9%
American Express Credit Corp.
2.25%, 08/15/19	491,000	495,546
2.20%, 03/03/20 (b)(h)	500,000	504,489
2.25%, 05/05/21 (b)	195,000	196,029
Australia & New Zealand Banking Group Ltd.
2.63%, 05/19/22	1,000,000	1,011,311
Bank of America Corp.
2.65%, 04/01/19	912,000	923,207
5.88%, 01/05/21	330,000	368,479
2.63%, 04/19/21 (h)	1,794,000	1,814,567
5.00%, 05/13/21	260,000	284,375
5.70%, 01/24/22	724,000	819,331
4.45%, 03/03/26	724,000	771,084
3.50%, 04/19/26 (h)	500,000	510,028
Bank of America NA
6.00%, 10/15/36	818,000	1,046,350
Bank of Montreal
1.90%, 08/27/21	550,000	547,272
Barclays PLC
2.75%, 11/08/19	724,000	733,523
3.65%, 03/16/25	1,000,000	1,007,824
BB&T Corp.
3.95%, 03/22/22 (b)	524,000	558,074
BNP Paribas
3.25%, 03/03/23	195,000	202,111
BNP Paribas S.A.
5.00%, 01/15/21	541,000	591,459
BPCE S.A.
2.50%, 07/15/19	655,000	662,811
Branch Banking & Trust Co.
3.63%, 09/16/25 (b)	491,000	517,679
Capital One NA
2.40%, 09/05/19 (b)	524,000	527,502
2.95%, 07/23/21 (b)	1,000,000	1,017,450
Citibank NA
2.00%, 03/20/19 (b)	1,000,000	1,005,234
Citigroup, Inc.
2.40%, 02/18/20	919,000	927,871
2.65%, 10/26/20	1,047,000	1,062,456
5.50%, 09/13/25	724,000	819,797
4.60%, 03/09/26	195,000	208,472
3.20%, 10/21/26 (b)	1,550,000	1,536,262
4.45%, 09/29/27	580,000	615,339
3.89%, 01/10/28
(3 mo. USD-LIBOR + 1.56%) (a)(b)	300,000	310,181
Security Rate, Maturity Date	Face Amount ($)	Value ($)
8.13%, 07/15/39	70,000	109,768
5.88%, 01/30/42	330,000	422,167
4.65%, 07/30/45	380,000	420,032
4.75%, 08/15/46	330,000	356,306
Commonwealth Bank of Australia
2.25%, 03/13/19	655,000	659,997
Cooperatieve Rabobank UA
2.50%, 01/19/21	491,000	498,329
4.63%, 12/01/23	491,000	534,497
4.38%, 08/04/25	491,000	522,108
Credit Suisse AG
5.40%, 01/14/20	330,000	354,819
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	250,000	253,662
3.13%, 12/10/20	655,000	671,323
3.45%, 04/16/21	655,000	676,537
Deutsche Bank AG
3.13%, 01/13/21	593,000	602,207
Discover Bank
7.00%, 04/15/20	1,000,000	1,108,668
Fifth Third Bancorp
2.88%, 07/27/20 (b)	375,000	384,345
HSBC Bank USA NA
5.88%, 11/01/34	818,000	1,029,235
HSBC Holdings PLC
3.40%, 03/08/21	200,000	207,352
4.00%, 03/30/22	330,000	351,311
4.38%, 11/23/26	459,000	483,432
6.50%, 09/15/37	1,155,000	1,510,647
JPMorgan Chase & Co.
6.30%, 04/23/19	1,000,000	1,072,555
2.25%, 01/23/20 (b)(h)	1,195,000	1,205,517
4.25%, 10/15/20	724,000	771,538
2.55%, 10/29/20 (b)	330,000	335,184
2.40%, 06/07/21 (b)	1,309,000	1,319,056
4.35%, 08/15/21	900,000	970,515
3.25%, 09/23/22	330,000	341,903
3.20%, 01/25/23	496,000	510,696
3.13%, 01/23/25 (b)	195,000	196,954
3.30%, 04/01/26 (b)	1,985,000	2,004,497
6.40%, 05/15/38	200,000	269,849
5.50%, 10/15/40	330,000	408,369
5.60%, 07/15/41	100,000	125,038
KeyCorp
2.90%, 09/15/20	500,000	512,241
Lloyds Bank PLC
6.38%, 01/21/21	505,000	572,116
Lloyds Banking Group PLC
4.65%, 03/24/26	724,000	770,881

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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mitsubishi UFJ Financial Group, Inc.
2.19%, 09/13/21	724,000	720,503
2.67%, 07/25/22	1,000,000	1,007,641
3.29%, 07/25/27	250,000	252,406
Mizuho Financial Group, Inc.
2.95%, 02/28/22	200,000	203,495
3.66%, 02/28/27	200,000	209,569
Morgan Stanley
7.30%, 05/13/19	800,000	871,230
5.63%, 09/23/19	724,000	776,346
2.65%, 01/27/20	500,000	508,190
2.63%, 11/17/21	500,000	504,432
2.75%, 05/19/22	500,000	504,525
4.88%, 11/01/22	500,000	544,389
4.00%, 07/23/25	724,000	764,899
5.00%, 11/24/25	724,000	798,217
6.25%, 08/09/26	662,000	802,303
3.95%, 04/23/27	1,750,000	1,792,522
7.25%, 04/01/32	330,000	457,911
4.30%, 01/27/45	405,000	424,627
National Australia Bank Ltd.
2.50%, 05/22/22	350,000	351,326
National City Corp.
6.88%, 05/15/19	385,000	416,575
PNC Bank NA
2.55%, 12/09/21 (b)	655,000	664,254
Regions Financial Corp.
3.20%, 02/08/21 (b)	500,000	513,743
2.75%, 08/14/22 (b)	1,000,000	1,007,763
Royal Bank of Canada
2.15%, 03/15/19	589,000	594,215
Santander Holdings USA, Inc.
3.70%, 03/28/22 (b)	830,000	847,202
Santander UK PLC
2.35%, 09/10/19	230,000	232,312
Sumitomo Mitsui Banking Corp.
2.05%, 01/18/19	491,000	492,852
2.45%, 01/16/20	491,000	497,049
Sumitomo Mitsui Financial Group, Inc.
3.78%, 03/09/26	500,000	527,514
2.63%, 07/14/26	100,000	96,893
Svenska Handelsbanken AB
2.40%, 10/01/20	491,000	497,503
Synchrony Financial
2.70%, 02/03/20 (b)	200,000	202,061
4.50%, 07/23/25 (b)	1,183,000	1,244,273
The Bank of New York Mellon Corp.
2.45%, 11/27/20 (b)	330,000	335,003
4.15%, 02/01/21	500,000	533,285
The Bank of Nova Scotia
4.38%, 01/13/21	330,000	353,932
The Goldman Sachs Group, Inc.
7.50%, 02/15/19	724,000	781,685
2.75%, 09/15/20 (b)	1,047,000	1,065,136
5.25%, 07/27/21 (h)	400,000	440,867
5.75%, 01/24/22	562,000	635,159
3.63%, 01/22/23	500,000	520,340
3.85%, 07/08/24 (b)	724,000	759,516
3.50%, 11/16/26 (b)	1,000,000	1,008,628
5.95%, 01/15/27	157,000	184,777
6.75%, 10/01/37	195,000	257,656
6.25%, 02/01/41	150,000	199,182
5.15%, 05/22/45	1,330,000	1,521,088
4.75%, 10/21/45 (b)	500,000	559,890
Security Rate, Maturity Date	Face Amount ($)	Value ($)
The PNC Financial Services Group, Inc.
5.13%, 02/08/20	330,000	355,130
The Toronto-Dominion Bank
2.13%, 07/02/19	330,000	332,667
2.50%, 12/14/20	405,000	411,988
3.63%, 09/15/31 (b)	300,000	300,924
UBS AG
2.35%, 03/26/20	491,000	495,833
4.88%, 08/04/20	491,000	530,613
US Bank NA
2.13%, 10/28/19 (b)	655,000	660,687
Wachovia Corp.
5.50%, 08/01/35	330,000	393,105
Wells Fargo & Co.
2.13%, 04/22/19 (h)	2,000,000	2,012,962
2.10%, 07/26/21	724,000	721,316
3.45%, 02/13/23	593,000	611,259
3.30%, 09/09/24	1,224,000	1,255,779
4.30%, 07/22/27	380,000	406,120
5.38%, 02/07/35	330,000	398,279
4.65%, 11/04/44	800,000	853,754
3.90%, 05/01/45	330,000	335,089
Wells Fargo Bank NA
1.75%, 05/24/19	888,000	888,815
Westpac Banking Corp.
4.88%, 11/19/19	330,000	351,362
2.60%, 11/23/20	724,000	736,968
		84,677,298
Brokerage/Asset Managers/Exchanges 0.2%
Ameriprise Financial, Inc.
4.00%, 10/15/23	100,000	108,069
BlackRock, Inc.
5.00%, 12/10/19	195,000	209,041
3.50%, 03/18/24	724,000	768,228
Intercontinental Exchange, Inc.
2.75%, 12/01/20 (b)	250,000	255,728
Invesco Finance PLC
3.75%, 01/15/26	230,000	242,919
Jefferies Group LLC
4.85%, 01/15/27	700,000	748,518
Nasdaq, Inc.
5.55%, 01/15/20	250,000	270,384
Nomura Holdings, Inc.
6.70%, 03/04/20	250,000	276,829
		2,879,716
Finance Companies 0.3%
Air Lease Corp.
3.38%, 01/15/19 (b)	330,000	336,318
3.63%, 04/01/27 (b)	250,000	252,338
GATX Corp.
2.60%, 03/30/20 (b)	50,000	50,676
3.25%, 09/15/26 (b)	500,000	496,976
GE Capital International Funding Co., Unlimited Co.
2.34%, 11/15/20	483,000	489,140
4.42%, 11/15/35	1,655,000	1,806,964
International Lease Finance Corp.
7.13%, 09/01/18 (c)	724,000	760,339
4.63%, 04/15/21	330,000	352,947
		4,545,698

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Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Insurance 1.1%
Aflac, Inc.
3.63%, 11/15/24	100,000	105,885
American International Group, Inc.
3.88%, 01/15/35 (b)	263,000	259,576
6.25%, 05/01/36	330,000	421,578
4.50%, 07/16/44 (b)	395,000	413,370
Anthem, Inc.
2.25%, 08/15/19	195,000	196,414
3.30%, 01/15/23	330,000	342,166
3.50%, 08/15/24 (b)	195,000	203,309
Berkshire Hathaway Finance Corp.
4.30%, 05/15/43	750,000	816,279
Berkshire Hathaway, Inc.
2.75%, 03/15/23 (b)	630,000	644,888
Chubb INA Holdings, Inc.
2.30%, 11/03/20 (b)	300,000	303,388
2.70%, 03/13/23	300,000	305,356
Cigna Corp.
4.00%, 02/15/22 (b)	195,000	208,358
CNA Financial Corp.
7.35%, 11/15/19	200,000	222,733
Humana, Inc.
3.85%, 10/01/24 (b)	556,000	588,963
3.95%, 03/15/27 (b)	350,000	371,491
4.80%, 03/15/47 (b)	491,000	554,060
MetLife, Inc.
6.40%, 12/15/36 (b)	330,000	381,150
Principal Financial Group, Inc.
4.30%, 11/15/46 (b)	362,000	384,758
Prudential Financial, Inc.
5.38%, 06/21/20	400,000	437,361
4.50%, 11/16/21	528,000	576,573
6.63%, 12/01/37	500,000	682,067
5.63%, 06/15/43
(3 mo. USD-LIBOR + 3.92%) (a)(b)	330,000	357,637
4.60%, 05/15/44 (h)	450,000	500,241
The Allstate Corp.
3.15%, 06/15/23	100,000	103,915
5.75%, 08/15/53
(3 mo. USD-LIBOR + 2.94%) (a)(b)	340,000	374,000
The Hartford Financial Services Group, Inc.
5.13%, 04/15/22	1,500,000	1,677,209
6.10%, 10/01/41	330,000	433,891
4.30%, 04/15/43	330,000	349,345
8.13%, 06/15/68
(3 mo. USD-LIBOR + 4.60%) (a)(b)	100,000	104,450
The Travelers Cos., Inc.
5.90%, 06/02/19	195,000	208,652
UnitedHealth Group, Inc.
3.35%, 07/15/22	650,000	683,297
2.75%, 02/15/23 (b)	195,000	198,155
3.75%, 07/15/25	530,000	564,952
5.80%, 03/15/36	393,000	503,347
Voya Financial, Inc.
5.70%, 07/15/43	350,000	416,985
XLIT Ltd.
6.25%, 05/15/27	250,000	301,611
5.25%, 12/15/43	330,000	380,708
		15,578,118
Security Rate, Maturity Date	Face Amount ($)	Value ($)
REITs 0.6%
AvalonBay Communities, Inc.
3.50%, 11/15/24 (b)	250,000	260,840
Boston Properties LP
3.80%, 02/01/24 (b)	195,000	206,419
Digital Realty Trust LP
5.88%, 02/01/20 (b)	230,000	248,462
Duke Realty LP
4.38%, 06/15/22 (b)	263,000	282,787
3.25%, 06/30/26 (b)	230,000	231,187
ERP Operating LP
4.63%, 12/15/21 (b)	195,000	212,492
Essex Portfolio LP
3.50%, 04/01/25 (b)	330,000	336,325
Government Properties Income Trust
4.00%, 07/15/22 (b)	150,000	150,898
HCP, Inc.
4.25%, 11/15/23 (b)	500,000	536,357
Healthcare Trust of America Holdings LP
2.95%, 07/01/22 (b)	300,000	304,241
Host Hotels & Resorts LP
4.00%, 06/15/25 (b)	330,000	340,872
Kilroy Realty LP
4.25%, 08/15/29 (b)	195,000	204,575
Kimco Realty Corp.
3.40%, 11/01/22 (b)	695,000	719,468
3.30%, 02/01/25 (b)	250,000	252,238
Omega Healthcare Investors, Inc.
4.95%, 04/01/24 (b)	496,000	526,945
ProLogis LP
4.25%, 08/15/23 (b)(h)	1,409,000	1,547,119
Realty Income Corp.
3.00%, 01/15/27 (b)	330,000	319,745
Simon Property Group LP
4.38%, 03/01/21 (b)	330,000	353,359
2.35%, 01/30/22 (b)	1,000,000	1,004,044
Vornado Realty LP
2.50%, 06/30/19 (b)	75,000	75,739
Welltower, Inc.
4.25%, 04/01/26 (b)	750,000	804,376
		8,918,488
		116,599,318

Industrial 15.5%
Basic Industry 0.9%
Agrium, Inc.
3.15%, 10/01/22 (b)	195,000	200,815
3.38%, 03/15/25 (b)	330,000	337,270
6.13%, 01/15/41 (b)	195,000	241,651
5.25%, 01/15/45 (b)	150,000	173,886
Airgas, Inc.
3.05%, 08/01/20 (b)	158,000	162,309
3.65%, 07/15/24 (b)	195,000	205,829
Albemarle Corp.
5.45%, 12/01/44 (b)	550,000	660,272
Barrick Gold Corp.
4.10%, 05/01/23	330,000	363,302
5.25%, 04/01/42	350,000	404,589

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Barrick North America Finance LLC
4.40%, 05/30/21	300,000	324,753
5.70%, 05/30/41	100,000	121,106
5.75%, 05/01/43	655,000	809,930
BHP Billiton Finance (USA) Ltd.
4.13%, 02/24/42	195,000	206,298
5.00%, 09/30/43	300,000	356,028
Domtar Corp.
4.40%, 04/01/22 (b)	300,000	317,105
Eastman Chemical Co.
2.70%, 01/15/20 (b)	193,000	195,576
Ecolab, Inc.
4.35%, 12/08/21	150,000	163,352
EI du Pont de Nemours & Co.
4.63%, 01/15/20	500,000	531,898
2.80%, 02/15/23	330,000	335,586
International Paper Co.
4.40%, 08/15/47 (b)	500,000	510,451
LYB International Finance BV
5.25%, 07/15/43	330,000	375,424
Monsanto Co.
4.40%, 07/15/44 (b)	350,000	361,325
Newmont Mining Corp.
4.88%, 03/15/42 (b)	330,000	358,012
Packaging Corp. of America
4.50%, 11/01/23 (b)	943,000	1,028,051
Potash Corp. of Saskatchewan, Inc.
3.63%, 03/15/24 (b)	100,000	102,469
Praxair, Inc.
3.00%, 09/01/21	195,000	202,043
Rio Tinto Finance (USA) Ltd.
5.20%, 11/02/40	350,000	424,904
Rio Tinto Finance (USA) PLC
4.75%, 03/22/42 (b)	330,000	379,749
The Dow Chemical Co.
7.38%, 11/01/29	524,000	707,684
The Sherwin-Williams Co.
2.75%, 06/01/22 (b)	750,000	756,515
3.45%, 06/01/27 (b)	500,000	506,229
4.50%, 06/01/47 (b)	250,000	264,162
Vale Overseas Ltd.
4.38%, 01/11/22	245,000	258,781
6.88%, 11/10/39	100,000	114,500
		12,461,854
Capital Goods 1.1%
3M Co.
2.00%, 06/26/22	263,000	263,576
Bemis Co., Inc.
3.10%, 09/15/26 (b)	320,000	315,987
Caterpillar Financial Services Corp.
7.15%, 02/15/19	330,000	355,308
1.70%, 08/09/21	330,000	325,377
2.40%, 08/09/26	362,000	352,680
Caterpillar, Inc.
3.40%, 05/15/24 (b)	135,000	142,001
Deere & Co.
5.38%, 10/16/29	362,000	448,839
Eaton Corp.
2.75%, 11/02/22	230,000	233,612
4.00%, 11/02/32	296,000	314,427
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Fortive Corp.
2.35%, 06/15/21 (b)	195,000	195,558
3.15%, 06/15/26 (b)	150,000	151,916
4.30%, 06/15/46 (b)	330,000	351,082
General Electric Co.
5.55%, 05/04/20	393,000	430,695
3.15%, 09/07/22 (h)	750,000	784,735
2.70%, 10/09/22	330,000	338,016
3.38%, 03/11/24	195,000	206,062
3.45%, 05/15/24 (b)	724,000	767,050
5.88%, 01/14/38	70,000	91,532
4.13%, 10/09/42	580,000	616,395
4.50%, 03/11/44	491,000	549,255
Honeywell International, Inc.
1.85%, 11/01/21 (b)	330,000	327,230
Illinois Tool Works, Inc.
2.65%, 11/15/26 (b)	330,000	327,475
John Deere Capital Corp.
2.80%, 03/04/21	250,000	256,447
Johnson Controls International plc
3.63%, 07/02/24 (b)	195,000	204,619
4.63%, 07/02/44 (b)	195,000	216,403
5.13%, 09/14/45 (b)(h)	200,000	234,806
L3 Technologies, Inc.
4.95%, 02/15/21 (b)	273,000	294,606
Lockheed Martin Corp.
2.50%, 11/23/20 (b)	1,100,000	1,119,907
4.70%, 05/15/46 (b)	566,000	644,576
Masco Corp.
4.50%, 05/15/47 (b)	500,000	512,252
Northrop Grumman Corp.
3.25%, 08/01/23	350,000	365,493
Owens Corning
4.20%, 12/15/22 (b)	330,000	352,205
Rockwell Collins, Inc.
2.80%, 03/15/22 (b)	800,000	815,548
3.20%, 03/15/24 (b)	655,000	667,622
Roper Technologies, Inc.
3.80%, 12/15/26 (b)	296,000	308,967
The Boeing Co.
4.88%, 02/15/20	430,000	463,809
United Technologies Corp.
1.50%, 11/01/19	330,000	328,622
1.95%, 11/01/21 (b)	195,000	193,290
4.50%, 06/01/42	100,000	107,815
Vulcan Materials Co.
7.50%, 06/15/21	260,000	307,032
3.90%, 04/01/27 (b)	430,000	446,942
Waste Management, Inc.
4.75%, 06/30/20	75,000	80,828
4.10%, 03/01/45 (b)	562,000	602,165
		16,412,762
Communications 2.5%
21st Century Fox America, Inc.
6.90%, 03/01/19	330,000	353,725
4.50%, 02/15/21	75,000	80,708
3.70%, 10/15/25 (b)	200,000	209,018
6.55%, 03/15/33	500,000	637,796
6.40%, 12/15/35	230,000	296,967
Activision Blizzard, Inc.
2.60%, 06/15/22 (b)	350,000	351,804

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
America Movil, S.A.B. de CV
6.13%, 03/30/40	330,000	413,541
American Tower Corp.
3.40%, 02/15/19	655,000	669,156
3.30%, 02/15/21 (b)	250,000	258,097
5.00%, 02/15/24	250,000	278,144
3.13%, 01/15/27 (b)	230,000	223,195
AT&T Corp.
8.25%, 11/15/31	1,000,000	1,428,012
AT&T, Inc.
5.20%, 03/15/20	330,000	354,809
2.45%, 06/23/20 (b)	655,000	661,031
5.00%, 03/01/21	330,000	358,503
3.00%, 02/15/22	230,000	233,175
3.00%, 06/23/22 (b)	330,000	334,019
3.40%, 05/15/25 (b)	230,000	229,540
3.90%, 08/14/27 (b)	1,000,000	1,010,757
5.25%, 03/01/37 (b)	500,000	528,673
4.35%, 06/15/45 (b)	730,000	664,812
4.75%, 05/15/46 (b)	300,000	288,644
4.50%, 03/09/48 (b)	824,000	765,507
5.15%, 02/14/50 (b)	500,000	506,368
CBS Corp.
5.75%, 04/15/20	245,000	267,673
3.50%, 01/15/25 (b)	330,000	337,345
7.88%, 07/30/30	50,000	69,752
4.90%, 08/15/44 (b)	195,000	209,927
4.60%, 01/15/45 (b)	330,000	343,745
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (b)	750,000	769,966
4.46%, 07/23/22 (b)	55,000	58,236
4.91%, 07/23/25 (b)	330,000	354,084
6.38%, 10/23/35 (b)	230,000	263,967
6.48%, 10/23/45 (b)	50,000	57,640
Comcast Corp.
5.70%, 07/01/19	195,000	209,016
3.30%, 02/01/27 (b)	400,000	408,040
7.05%, 03/15/33	500,000	687,224
6.50%, 11/15/35	195,000	256,977
6.45%, 03/15/37	75,000	99,215
6.95%, 08/15/37	69,000	96,132
4.60%, 08/15/45 (b)	724,000	787,570
Crown Castle International Corp.
4.88%, 04/15/22	330,000	361,135
5.25%, 01/15/23	350,000	390,814
4.45%, 02/15/26 (b)	195,000	208,992
4.75%, 05/15/47 (b)	250,000	263,340
Deutsche Telekom International Finance BV
8.75%, 06/15/30 (a)(i)	550,000	818,674
Discovery Communications LLC
4.90%, 03/11/26 (b)	600,000	642,773
6.35%, 06/01/40	824,000	950,599
Electronic Arts, Inc.
3.70%, 03/01/21 (b)	295,000	308,660
NBCUniversal Media LLC
5.15%, 04/30/20	330,000	358,730
4.38%, 04/01/21	195,000	211,136
4.45%, 01/15/43	230,000	243,715
Omnicom Group, Inc.
4.45%, 08/15/20	330,000	351,794
3.65%, 11/01/24 (b)	230,000	238,656
Orange S.A.
2.75%, 02/06/19	195,000	197,716
9.00%, 03/01/31 (h)	380,000	583,487
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Pacific Bell Telephone Co.
7.13%, 03/15/26	562,000	694,089
Qwest Corp.
6.75%, 12/01/21	195,000	214,438
Rogers Communications, Inc.
5.00%, 03/15/44 (b)	330,000	380,947
Scripps Networks Interactive, Inc.
2.80%, 06/15/20 (b)	175,000	176,409
TCI Communications, Inc.
7.13%, 02/15/28	230,000	305,735
Telefonica Emisiones S.A.U.
5.46%, 02/16/21	330,000	364,262
7.05%, 06/20/36	195,000	258,962
The Walt Disney Co.
3.00%, 02/13/26	562,000	571,398
1.85%, 07/30/26	500,000	465,377
Time Warner Cable LLC
5.00%, 02/01/20	330,000	350,639
5.88%, 11/15/40 (b)	724,000	779,413
Time Warner, Inc.
4.88%, 03/15/20	263,000	281,398
3.88%, 01/15/26 (b)	900,000	920,116
6.50%, 11/15/36	75,000	91,571
6.10%, 07/15/40	230,000	268,054
Verizon Communications, Inc.
4.50%, 09/15/20	1,380,000	1,481,379
3.00%, 11/01/21 (b)	263,000	269,465
5.15%, 09/15/23	530,000	593,122
4.15%, 03/15/24 (b)	330,000	350,310
3.50%, 11/01/24 (b)	330,000	336,577
4.40%, 11/01/34 (b)	530,000	532,314
4.27%, 01/15/36	905,000	883,043
4.75%, 11/12/41	724,000	718,121
4.86%, 08/21/46	50,000	49,706
4.52%, 09/15/48	562,000	530,493
5.01%, 08/21/54	350,000	345,842
4.67%, 03/15/55	350,000	326,660
Viacom, Inc.
4.25%, 09/01/23 (b)	263,000	272,856
Vodafone Group PLC
2.95%, 02/19/23	380,000	387,836
WPP Finance 2010
3.75%, 09/19/24	100,000	103,324
		35,846,587
Consumer Cyclical 1.9%
Alibaba Group Holding Ltd.
2.50%, 11/28/19 (b)	724,000	731,198
Amazon.com, Inc.
2.50%, 11/29/22 (b)	230,000	233,058
3.80%, 12/05/24 (b)	195,000	210,404
4.95%, 12/05/44 (b)	330,000	386,020
American Honda Finance Corp.
2.90%, 02/16/24	590,000	606,749
Costco Wholesale Corp.
1.70%, 12/15/19	330,000	330,375
2.15%, 05/18/21 (b)	500,000	503,684
3.00%, 05/18/27 (b)	500,000	506,228
CVS Health Corp.
2.13%, 06/01/21 (b)	330,000	329,187
2.75%, 12/01/22 (b)	724,000	733,825
3.38%, 08/12/24 (b)	230,000	237,334
4.88%, 07/20/35 (b)	500,000	561,600
5.13%, 07/20/45 (b)	275,000	318,332

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Delphi Corp.
4.15%, 03/15/24 (b)	100,000	106,605
eBay, Inc.
2.60%, 07/15/22 (b)	195,000	195,614
2.75%, 01/30/23 (b)	500,000	501,579
Ford Motor Co.
4.35%, 12/08/26 (b)	330,000	342,487
7.45%, 07/16/31	393,000	504,675
4.75%, 01/15/43	405,000	392,442
5.29%, 12/08/46 (b)	195,000	200,948
Ford Motor Credit Co., LLC
3.34%, 03/18/21	724,000	742,245
2.98%, 08/03/22 (b)	1,000,000	1,000,537
General Motors Co.
3.50%, 10/02/18	230,000	233,840
4.88%, 10/02/23	562,000	607,813
6.25%, 10/02/43	195,000	219,610
General Motors Financial Co., Inc.
2.35%, 10/04/19	1,000,000	1,002,868
3.70%, 05/09/23 (b)	562,000	573,707
Kohl's Corp.
4.25%, 07/17/25 (b)	65,000	65,798
5.55%, 07/17/45 (b)	250,000	237,433
Lowe's Cos., Inc.
3.12%, 04/15/22 (b)	195,000	203,229
3.38%, 09/15/25 (b)	724,000	754,833
4.65%, 04/15/42 (b)	195,000	217,143
Marriott International, Inc.
3.00%, 03/01/19 (b)	195,000	197,487
2.88%, 03/01/21 (b)	100,000	101,900
3.75%, 03/15/25 (b)	330,000	345,024
McDonald's Corp.
2.20%, 05/26/20 (b)	500,000	505,524
3.70%, 01/30/26 (b)	330,000	347,992
4.88%, 12/09/45 (b)	270,000	308,568
NIKE, Inc.
3.38%, 11/01/46 (b)	500,000	476,881
Nordstrom, Inc.
4.00%, 03/15/27 (b)	296,000	296,562
QVC, Inc.
5.13%, 07/02/22	330,000	354,356
4.38%, 03/15/23	350,000	362,777
4.85%, 04/01/24	1,000,000	1,044,652
5.45%, 08/15/34 (b)	195,000	193,048
Starbucks Corp.
3.85%, 10/01/23 (b)	245,000	265,765
Target Corp.
2.30%, 06/26/19	330,000	334,132
3.50%, 07/01/24	263,000	276,255
4.00%, 07/01/42	75,000	75,622
The Home Depot, Inc.
2.00%, 06/15/19 (b)	600,000	604,781
2.63%, 06/01/22 (b)	250,000	255,336
3.75%, 02/15/24 (b)	195,000	209,154
5.88%, 12/16/36	830,000	1,085,431
4.20%, 04/01/43 (b)	330,000	349,925
4.88%, 02/15/44 (b)	195,000	229,761
The Priceline Group, Inc.
2.75%, 03/15/23 (b)	500,000	503,143
Toyota Motor Credit Corp.
1.40%, 05/20/19	1,000,000	996,499
3.40%, 09/15/21	789,000	829,875
2.63%, 01/10/23	100,000	101,711
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Visa, Inc.
4.15%, 12/14/35 (b)	330,000	361,929
4.30%, 12/14/45 (b)	295,000	330,438
Wal-Mart Stores, Inc.
3.25%, 10/25/20	330,000	345,723
2.55%, 04/11/23 (b)	850,000	866,866
5.88%, 04/05/27	245,000	309,433
5.25%, 09/01/35	195,000	242,363
5.63%, 04/15/41	75,000	98,082
4.00%, 04/11/43 (b)	330,000	351,814
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19 (b)	330,000	335,740
3.80%, 11/18/24 (b)	330,000	344,215
		28,030,164
Consumer Non-Cyclical 3.9%
Abbott Laboratories
2.35%, 11/22/19	263,000	265,458
2.90%, 11/30/21 (b)	395,000	402,203
4.90%, 11/30/46 (b)	826,000	927,093
AbbVie, Inc.
2.00%, 11/06/18	1,051,000	1,055,259
3.60%, 05/14/25 (b)	200,000	207,065
3.20%, 05/14/26 (b)	500,000	500,543
4.50%, 05/14/35 (b)	250,000	268,453
4.40%, 11/06/42	195,000	203,034
Actavis Funding SCS
3.85%, 06/15/24 (b)	230,000	242,987
3.80%, 03/15/25 (b)	1,000,000	1,047,305
4.75%, 03/15/45 (b)	111,000	121,915
Altria Group, Inc.
5.38%, 01/31/44	562,000	668,155
Amgen, Inc.
5.70%, 02/01/19	330,000	348,261
1.85%, 08/19/21 (b)	300,000	296,165
2.60%, 08/19/26 (b)	330,000	317,958
4.66%, 06/15/51 (b)	1,075,000	1,168,432
Anheuser-Busch InBev Finance, Inc.
1.90%, 02/01/19	985,000	987,740
2.15%, 02/01/19	195,000	196,365
2.65%, 02/01/21 (b)	945,000	964,964
3.65%, 02/01/26 (b)	1,230,000	1,281,596
4.70%, 02/01/36 (b)	405,000	452,300
4.90%, 02/01/46 (b)	1,250,000	1,430,731
Anheuser-Busch InBev Worldwide, Inc.
5.00%, 04/15/20	296,000	319,797
AstraZeneca PLC
2.38%, 11/16/20	230,000	232,067
6.45%, 09/15/37	330,000	439,359
Baxalta, Inc.
3.60%, 06/23/22 (b)	330,000	343,219
4.00%, 06/23/25 (b)	330,000	347,747
5.25%, 06/23/45 (b)	330,000	383,812
Baxter International, Inc.
2.60%, 08/15/26 (b)	79,000	76,701
Becton Dickinson & Co.
2.40%, 06/05/20	500,000	503,027
3.73%, 12/15/24 (b)	102,000	105,543
4.69%, 12/15/44 (b)	250,000	263,665
4.67%, 06/06/47 (b)	200,000	209,180
Biogen, Inc.
3.63%, 09/15/22	150,000	157,700
Boston Scientific Corp.
3.85%, 05/15/25	375,000	392,807

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Bristol-Myers Squibb Co.
3.25%, 11/01/23	69,000	72,682
3.25%, 02/27/27	395,000	408,047
Bunge Ltd. Finance Corp.
8.50%, 06/15/19	195,000	216,756
Cardinal Health, Inc.
3.08%, 06/15/24 (b)	750,000	761,993
3.75%, 09/15/25 (b)	330,000	347,938
4.90%, 09/15/45 (b)	430,000	485,150
Celgene Corp.
2.88%, 08/15/20	724,000	742,943
3.55%, 08/15/22	689,000	722,816
3.63%, 05/15/24 (b)	724,000	757,260
4.63%, 05/15/44 (b)	195,000	210,521
Colgate-Palmolive Co.
3.25%, 03/15/24	500,000	523,578
Constellation Brands, Inc.
4.25%, 05/01/23	100,000	108,099
Diageo Capital PLC
4.83%, 07/15/20	100,000	108,249
2.63%, 04/29/23 (b)	50,000	51,000
Dr Pepper Snapple Group, Inc.
3.43%, 06/15/27 (b)	330,000	338,149
Eli Lilly & Co.
2.75%, 06/01/25 (b)	50,000	50,733
3.70%, 03/01/45 (b)	330,000	332,514
3.95%, 05/15/47 (b)	1,000,000	1,058,501
Express Scripts Holding Co.
2.25%, 06/15/19	330,000	331,628
4.75%, 11/15/21	296,000	322,451
4.50%, 02/25/26 (b)	350,000	378,304
4.80%, 07/15/46 (b)	330,000	348,658
General Mills, Inc.
5.65%, 02/15/19	330,000	347,883
Gilead Sciences, Inc.
4.40%, 12/01/21 (b)	724,000	785,891
5.65%, 12/01/41 (b)	724,000	903,158
4.75%, 03/01/46 (b)	270,000	302,670
GlaxoSmithKline Capital, Inc.
6.38%, 05/15/38	263,000	363,233
Johnson & Johnson
2.45%, 12/05/21	100,000	102,597
3.38%, 12/05/23	500,000	538,294
2.45%, 03/01/26 (b)	100,000	98,972
3.63%, 03/03/37 (b)	500,000	523,972
3.70%, 03/01/46 (b)	330,000	344,585
Kimberly-Clark Corp.
7.50%, 11/01/18	212,000	226,303
1.40%, 02/15/19	100,000	99,855
Koninklijke Ahold Delhaize N.V.
5.70%, 10/01/40	330,000	389,273
Koninklijke Philips N.V.
5.00%, 03/15/42	195,000	222,242
Kraft Heinz Foods Co.
5.38%, 02/10/20	256,000	276,109
3.50%, 06/06/22	985,000	1,024,855
5.00%, 06/04/42	250,000	264,679
5.20%, 07/15/45 (b)	330,000	359,646
4.38%, 06/01/46 (b)	330,000	321,256
Laboratory Corp. of America Holdings
3.20%, 02/01/22	100,000	102,878
Mattel, Inc.
2.35%, 05/06/19	75,000	75,272
Security Rate, Maturity Date	Face Amount ($)	Value ($)
McKesson Corp.
2.28%, 03/15/19	496,000	499,154
3.80%, 03/15/24 (b)	330,000	349,273
Medtronic Global Holdings SCA
3.35%, 04/01/27 (b)	600,000	620,960
Medtronic, Inc.
3.13%, 03/15/22 (b)	562,000	582,826
3.50%, 03/15/25	350,000	369,346
4.38%, 03/15/35	330,000	365,508
4.63%, 03/15/45	275,000	312,467
Merck & Co., Inc.
3.88%, 01/15/21 (b)	493,000	523,874
2.75%, 02/10/25 (b)	480,000	484,412
Molson Coors Brewing Co.
2.10%, 07/15/21 (b)	1,218,000	1,205,908
3.50%, 05/01/22	195,000	203,653
4.20%, 07/15/46 (b)	330,000	331,306
Mondelez International, Inc.
5.38%, 02/10/20	61,000	65,848
Mylan, Inc.
4.20%, 11/29/23 (b)	230,000	240,697
Newell Brands, Inc.
3.15%, 04/01/21 (b)	150,000	154,403
5.00%, 11/15/23 (b)	195,000	208,303
4.20%, 04/01/26 (b)	500,000	533,604
Novartis Capital Corp.
3.40%, 05/06/24	100,000	105,470
3.10%, 05/17/27 (b)	900,000	921,629
PepsiCo, Inc.
2.25%, 01/07/19 (b)	330,000	333,169
4.50%, 01/15/20	195,000	208,207
4.88%, 11/01/40	330,000	387,470
4.60%, 07/17/45 (b)	500,000	576,334
4.45%, 04/14/46 (b)	330,000	371,316
Perrigo Finance Unlimited Co.
3.90%, 12/15/24 (b)	491,000	507,013
Pfizer, Inc.
2.10%, 05/15/19	393,000	396,942
7.20%, 03/15/39	260,000	392,071
4.40%, 05/15/44	330,000	367,670
4.13%, 12/15/46	250,000	268,630
Philip Morris International, Inc.
2.00%, 02/21/20	500,000	501,797
2.90%, 11/15/21	230,000	236,229
2.13%, 05/10/23 (b)	1,183,000	1,157,699
3.25%, 11/10/24	330,000	339,017
3.38%, 08/11/25 (b)	330,000	343,149
6.38%, 05/16/38	100,000	133,852
Quest Diagnostics, Inc.
4.70%, 04/01/21	562,000	605,803
3.50%, 03/30/25 (b)	820,000	854,045
Reynolds American, Inc.
4.45%, 06/12/25 (b)	195,000	211,515
7.25%, 06/15/37	250,000	344,709
5.85%, 08/15/45 (b)	330,000	400,714
Shire Acquisitions Investments Ireland DAC
3.20%, 09/23/26 (b)	85,000	83,767
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	724,000	667,184
The Coca-Cola Co.
3.15%, 11/15/20	195,000	203,261
2.20%, 05/25/22	500,000	505,282
2.88%, 10/27/25	100,000	101,813
2.25%, 09/01/26	562,000	541,859

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
The JM Smucker Co.
3.50%, 10/15/21	500,000	524,348
3.50%, 03/15/25	637,000	661,861
The Kroger Co.
6.15%, 01/15/20	100,000	109,405
2.80%, 08/01/22 (b)	750,000	756,420
4.65%, 01/15/48 (b)	250,000	247,819
The Procter & Gamble Co.
2.45%, 11/03/26	491,000	485,278
Thermo Fisher Scientific, Inc.
2.40%, 02/01/19	195,000	196,489
4.15%, 02/01/24 (b)	283,000	305,786
5.30%, 02/01/44 (b)	195,000	231,335
Tyson Foods, Inc.
3.95%, 08/15/24 (b)	150,000	159,940
Unilever Capital Corp.
4.25%, 02/10/21	530,000	570,789
2.00%, 07/28/26	100,000	93,449
Zoetis, Inc.
3.25%, 02/01/23 (b)	70,000	72,502
4.70%, 02/01/43 (b)	195,000	213,645
		57,228,423
Energy 2.4%
Anadarko Petroleum Corp.
4.85%, 03/15/21 (b)	200,000	212,759
6.45%, 09/15/36	195,000	228,628
7.95%, 06/15/39	150,000	197,641
Apache Corp.
6.00%, 01/15/37	330,000	381,510
Boardwalk Pipelines LP
4.95%, 12/15/24 (b)	500,000	534,445
BP Capital Markets PLC
2.24%, 05/10/19	330,000	332,962
2.52%, 01/15/20	133,000	135,376
2.32%, 02/13/20	195,000	197,300
4.50%, 10/01/20	330,000	355,377
2.11%, 09/16/21 (b)	1,000,000	1,001,958
Canadian Natural Resources Ltd.
3.90%, 02/01/25 (b)	330,000	338,953
6.25%, 03/15/38	330,000	389,627
Chevron Corp.
4.95%, 03/03/19	330,000	346,404
3.19%, 06/24/23 (b)	1,000,000	1,045,907
2.95%, 05/16/26 (b)	100,000	101,213
Cimarex Energy Co.
4.38%, 06/01/24 (b)	330,000	350,434
ConocoPhillips Co.
4.95%, 03/15/26 (b)	550,000	618,941
6.50%, 02/01/39	70,000	92,426
Devon Energy Corp.
5.60%, 07/15/41 (b)	1,000,000	1,071,039
Dominion Energy Gas Holdings LLC
4.80%, 11/01/43 (b)	263,000	289,116
Enbridge Energy Partners LP
4.20%, 09/15/21 (b)	395,000	417,218
5.50%, 09/15/40 (b)	330,000	351,770
Enbridge, Inc.
3.70%, 07/15/27 (b)	500,000	505,214
Energy Transfer LP
4.15%, 10/01/20 (b)	500,000	522,131
5.20%, 02/01/22 (b)(h)	1,000,000	1,086,029
4.90%, 03/15/35 (b)	230,000	228,576
Security Rate, Maturity Date	Face Amount ($)	Value ($)
6.50%, 02/01/42 (b)(h)	350,000	393,895
6.13%, 12/15/45 (b)	465,000	510,619
EnLink Midstream Partners LP
4.40%, 04/01/24 (b)	230,000	237,065
4.85%, 07/15/26 (b)	330,000	346,064
Enterprise Products Operating LLC
2.55%, 10/15/19 (b)	393,000	396,493
3.90%, 02/15/24 (b)	195,000	205,438
3.75%, 02/15/25 (b)	480,000	501,090
EOG Resources, Inc.
5.63%, 06/01/19	330,000	351,284
2.63%, 03/15/23 (b)	110,000	110,521
3.90%, 04/01/35 (b)	724,000	722,152
Exxon Mobil Corp.
2.22%, 03/01/21 (b)	491,000	497,425
3.57%, 03/06/45 (b)	330,000	325,830
4.11%, 03/01/46 (b)	100,000	107,354
Halliburton Co.
3.50%, 08/01/23 (b)	100,000	104,216
3.80%, 11/15/25 (b)	845,000	874,434
5.00%, 11/15/45 (b)	330,000	358,966
Helmerich & Payne International Drilling Co.
4.65%, 03/15/25 (b)	330,000	354,531
Husky Energy, Inc.
4.00%, 04/15/24 (b)	650,000	669,145
Kerr-McGee Corp.
6.95%, 07/01/24	491,000	581,011
Kinder Morgan Energy Partners LP
6.85%, 02/15/20	263,000	290,720
4.30%, 05/01/24 (b)	296,000	309,929
6.95%, 01/15/38	330,000	397,438
4.70%, 11/01/42 (b)	195,000	184,617
5.40%, 09/01/44 (b)	195,000	200,665
Kinder Morgan, Inc.
3.05%, 12/01/19 (b)(h)	400,000	406,581
4.30%, 06/01/25 (b)	195,000	204,270
5.55%, 06/01/45 (b)	330,000	351,360
Marathon Oil Corp.
2.80%, 11/01/22 (b)	195,000	190,615
6.60%, 10/01/37	500,000	553,571
Marathon Petroleum Corp.
3.63%, 09/15/24 (b)	230,000	235,440
5.00%, 09/15/54 (b)	250,000	238,790
Nexen Energy ULC
5.88%, 03/10/35	195,000	238,337
NiSource Finance Corp.
5.25%, 02/15/43 (b)	195,000	230,263
Occidental Petroleum Corp.
3.40%, 04/15/26 (b)	100,000	102,804
4.40%, 04/15/46 (b)	330,000	351,904
Phillips 66 Partners LP
3.61%, 02/15/25 (b)	330,000	332,440
Pioneer Natural Resources Co.
7.50%, 01/15/20	724,000	809,835
Plains All American Pipeline LP/PAA Finance Corp.
4.50%, 12/15/26 (b)	330,000	338,663
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (b)	500,000	541,692
5.75%, 05/15/24 (b)	330,000	367,495
Shell International Finance BV
4.30%, 09/22/19	230,000	241,938
3.25%, 05/11/25	80,000	83,038
6.38%, 12/15/38	500,000	683,394

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
3.63%, 08/21/42	330,000	317,468
4.38%, 05/11/45	330,000	355,599
4.00%, 05/10/46	330,000	336,149
Spectra Energy Partners LP
2.95%, 09/25/18 (b)	195,000	197,018
3.38%, 10/15/26 (b)	330,000	329,913
Suncor Energy, Inc.
3.60%, 12/01/24 (b)	724,000	749,061
6.50%, 06/15/38	750,000	977,623
6.85%, 06/01/39	250,000	335,254
Total Capital International S.A.
2.13%, 01/10/19	195,000	196,391
2.88%, 02/17/22	330,000	339,705
3.75%, 04/10/24	100,000	107,009
TransCanada PipeLines Ltd.
5.60%, 03/31/34	100,000	121,118
5.00%, 10/16/43 (b)	500,000	584,560
Valero Energy Corp.
3.40%, 09/15/26 (b)	500,000	497,504
6.63%, 06/15/37	330,000	411,905
4.90%, 03/15/45	230,000	245,165
Western Gas Partners LP
3.95%, 06/01/25 (b)	330,000	330,463
Williams Partners LP
3.60%, 03/15/22 (b)	195,000	201,255
4.30%, 03/04/24 (b)	1,000,000	1,061,490
		34,560,936
Industrial Other 0.1%
Cintas Corp. No 2
3.25%, 06/01/22 (b)	100,000	103,679
Howard Hughes Medical Institute
3.50%, 09/01/23	330,000	350,414
President & Fellows of Harvard College
3.30%, 07/15/56 (b)	100,000	98,820
Princeton University
4.95%, 03/01/19	272,000	285,281
		838,194
Technology 2.1%
Agilent Technologies, Inc.
3.88%, 07/15/23 (b)	80,000	84,258
Alphabet, Inc.
3.38%, 02/25/24	195,000	206,840
Apple, Inc.
2.10%, 05/06/19	650,000	656,704
2.85%, 05/06/21	330,000	341,090
2.15%, 02/09/22	100,000	100,273
2.70%, 05/13/22	1,000,000	1,026,339
2.40%, 05/03/23	330,000	331,362
2.50%, 02/09/25	689,000	681,239
3.25%, 02/23/26 (b)	80,000	82,816
3.35%, 02/09/27 (b)	195,000	202,004
3.85%, 05/03/43	330,000	336,120
4.65%, 02/23/46 (b)	809,000	925,500
4.25%, 02/09/47 (b)	195,000	211,864
Applied Materials, Inc.
2.63%, 10/01/20 (b)	330,000	337,627
3.30%, 04/01/27 (b)	400,000	411,270
Baidu, Inc.
4.13%, 06/30/25	500,000	533,683
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.00%, 01/15/22 (b)(c)	500,000	507,300
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Cisco Systems, Inc.
4.45%, 01/15/20	195,000	207,585
3.50%, 06/15/25	762,000	808,031
5.50%, 01/15/40	450,000	567,142
Dell International LLC/EMC Corp.
6.02%, 06/15/26 (b)(c)	250,000	279,763
8.35%, 07/15/46 (b)(c)	195,000	252,371
Fidelity National Information Services, Inc.
2.85%, 10/15/18	330,000	334,062
5.00%, 10/15/25 (b)	92,000	104,497
Fiserv, Inc.
2.70%, 06/01/20 (b)	195,000	198,294
Harris Corp.
6.15%, 12/15/40	195,000	249,174
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (b)	150,000	155,748
4.40%, 10/15/22 (b)	100,000	107,050
4.90%, 10/15/25 (b)	230,000	244,544
6.35%, 10/15/45 (b)	362,000	385,357
HP, Inc.
4.65%, 12/09/21	100,000	108,364
Intel Corp.
1.70%, 05/19/21 (b)	350,000	347,751
3.30%, 10/01/21	263,000	276,530
3.70%, 07/29/25 (b)	750,000	800,198
4.80%, 10/01/41	195,000	226,358
4.10%, 05/19/46 (b)	550,000	580,509
International Business Machines Corp.
1.80%, 05/17/19	1,000,000	1,003,879
2.25%, 02/19/21	330,000	333,886
3.30%, 01/27/27	500,000	513,163
6.22%, 08/01/27	230,000	287,922
Keysight Technologies, Inc.
4.60%, 04/06/27 (b)	400,000	427,031
KLA-Tencor Corp.
4.65%, 11/01/24 (b)	230,000	251,959
Lam Research Corp.
2.80%, 06/15/21 (b)	360,000	367,090
3.80%, 03/15/25 (b)	330,000	345,265
Microsoft Corp.
1.30%, 11/03/18	724,000	723,725
2.00%, 11/03/20 (b)	350,000	353,160
1.55%, 08/08/21 (b)	1,000,000	986,531
3.13%, 11/03/25 (b)	330,000	341,738
3.30%, 02/06/27 (b)	250,000	260,713
3.45%, 08/08/36 (b)	500,000	505,188
4.10%, 02/06/37 (b)	300,000	328,474
4.50%, 10/01/40	750,000	848,020
3.70%, 08/08/46 (b)	724,000	730,063
4.25%, 02/06/47 (b)	100,000	110,519
Motorola Solutions, Inc.
3.50%, 03/01/23	330,000	335,375
NetApp, Inc.
3.38%, 06/15/21 (b)	230,000	236,995
NVIDIA Corp.
2.20%, 09/16/21 (b)	330,000	330,803
3.20%, 09/16/26 (b)	330,000	331,706
Oracle Corp.
5.00%, 07/08/19	500,000	530,800
1.90%, 09/15/21 (b)	562,000	560,914
3.63%, 07/15/23	562,000	602,171
2.95%, 05/15/25 (b)	1,051,000	1,071,957
5.38%, 07/15/40	50,000	61,287

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
4.50%, 07/08/44 (b)	330,000	364,457
4.00%, 07/15/46 (b)	70,000	72,327
QUALCOMM, Inc.
3.25%, 05/20/27 (b)	1,000,000	1,015,437
Seagate HDD Cayman
4.75%, 01/01/25	150,000	146,245
Texas Instruments, Inc.
1.65%, 08/03/19	500,000	500,091
1.85%, 05/15/22 (b)	1,051,000	1,042,341
VMware, Inc.
2.30%, 08/21/20	1,000,000	1,003,631
2.95%, 08/21/22 (b)	150,000	150,687
3.90%, 08/21/27 (b)	500,000	505,264
		30,790,431
Transportation 0.6%
American Airlines 2015-1 Class A Pass-Through Trust
3.38%, 11/01/28	443,827	449,937
American Airlines 2016-2 Class AA Pass-Through Trust
3.20%, 12/15/29	189,930	193,045
Burlington Northern Santa Fe LLC
4.90%, 04/01/44 (b)	100,000	116,685
4.55%, 09/01/44 (b)	195,000	217,022
Continental Airlines 2010-1 Class A Pass-Through Trust
4.75%, 07/12/22	140,471	147,726
CSX Corp.
3.70%, 10/30/20 (b)	250,000	262,081
6.22%, 04/30/40	1,000,000	1,302,563
FedEx Corp.
2.63%, 08/01/22	263,000	268,531
4.10%, 02/01/45	500,000	496,238
Norfolk Southern Corp.
5.90%, 06/15/19	195,000	208,817
3.95%, 10/01/42 (b)	330,000	338,943
Ryder System, Inc.
2.55%, 06/01/19 (b)	195,000	197,170
Southwest Airlines Co.
2.65%, 11/05/20 (b)	330,000	336,004
Union Pacific Corp.
4.00%, 02/01/21 (b)	1,500,000	1,598,163
4.16%, 07/15/22 (b)	862,000	937,381
3.25%, 08/15/25 (b)	330,000	344,456
United Parcel Service, Inc.
6.20%, 01/15/38	195,000	267,848
4.88%, 11/15/40 (b)	491,000	592,017
		8,274,627
		224,443,978

Utility 1.7%
Electric 1.6%
Ameren Illinois Co.
2.70%, 09/01/22 (b)	263,000	269,056
Berkshire Hathaway Energy Co.
6.13%, 04/01/36	100,000	130,942
6.50%, 09/15/37	330,000	451,333
Consolidated Edison Co. of New York, Inc.
5.30%, 03/01/35	230,000	277,798
4.45%, 03/15/44 (b)	230,000	259,086
Consumers Energy Co.
3.38%, 08/15/23 (b)	330,000	348,392
3.95%, 05/15/43 (b)	330,000	350,481
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Dominion Energy, Inc.
4.45%, 03/15/21	625,000	673,063
2.85%, 08/15/26 (b)	300,000	292,147
5.25%, 08/01/33	330,000	384,303
5.75%, 10/01/54
(3 mo. USD-LIBOR + 3.06%) (a)(b)	250,000	270,000
DTE Energy Co.
2.85%, 10/01/26 (b)	430,000	418,571
Duke Energy Carolinas LLC
6.45%, 10/15/32	230,000	312,167
4.25%, 12/15/41 (b)	55,000	60,242
Duke Energy Corp.
3.75%, 04/15/24 (b)	655,000	695,302
3.75%, 09/01/46 (b)	400,000	387,847
Duke Energy Florida LLC
3.20%, 01/15/27 (b)	655,000	675,595
Duke Energy Progress LLC
4.15%, 12/01/44 (b)	1,128,000	1,224,947
Entergy Louisiana LLC
3.25%, 04/01/28 (b)	500,000	511,446
Eversource Energy
2.75%, 03/15/22 (b)	200,000	203,677
3.15%, 01/15/25 (b)	330,000	335,944
Exelon Corp.
2.85%, 06/15/20 (b)	200,000	204,526
4.95%, 06/15/35 (b)(c)	330,000	374,273
Exelon Generation Co., LLC
2.95%, 01/15/20 (b)	724,000	737,745
6.25%, 10/01/39	562,000	635,977
5.60%, 06/15/42 (b)	195,000	204,315
FirstEnergy Corp.
3.90%, 07/15/27 (b)	750,000	767,741
Florida Power & Light Co.
5.69%, 03/01/40	500,000	658,772
Gulf Power Co.
3.30%, 05/30/27 (b)	1,000,000	1,030,572
Indiana Michigan Power Co.
4.55%, 03/15/46 (b)	1,000,000	1,135,044
LG&E & KU Energy LLC
3.75%, 11/15/20 (b)	393,000	411,359
National Rural Utilities Cooperative Finance Corp.
1.50%, 11/01/19	500,000	497,300
2.40%, 04/25/22 (b)	1,000,000	1,012,729
Oncor Electric Delivery Co., LLC
4.55%, 12/01/41 (b)	580,000	654,759
Pacific Gas & Electric Co.
5.80%, 03/01/37	263,000	342,673
5.40%, 01/15/40	100,000	123,663
4.30%, 03/15/45 (b)	330,000	362,877
PacifiCorp
6.00%, 01/15/39	330,000	441,373
PPL Capital Funding, Inc.
3.40%, 06/01/23 (b)	724,000	752,320
3.10%, 05/15/26 (b)	500,000	499,483
PSEG Power LLC
3.00%, 06/15/21 (b)	400,000	409,310
8.63%, 04/15/31 (h)	330,000	439,110
Puget Sound Energy, Inc.
6.27%, 03/15/37	362,000	483,907
Sempra Energy
2.40%, 03/15/20 (b)	330,000	333,016
Southern California Edison Co.
4.00%, 04/01/47 (b)	500,000	538,401

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Southern Power Co.
4.95%, 12/15/46 (b)	530,000	574,005
Virginia Electric & Power Co.
6.00%, 05/15/37	300,000	395,785
Xcel Energy, Inc.
4.70%, 05/15/20 (b)	206,000	218,372
2.40%, 03/15/21 (b)	195,000	196,940
		22,968,686
Natural Gas 0.1%
Atmos Energy Corp.
4.13%, 10/15/44 (b)	300,000	323,839
NiSource Finance Corp.
4.80%, 02/15/44 (b)	659,000	740,541
Sempra Energy
3.75%, 11/15/25 (b)	250,000	260,940
Southern California Gas Co.
3.15%, 09/15/24 (b)	50,000	52,108
2.60%, 06/15/26 (b)	530,000	523,184
Southern Co. Gas Capital Corp.
4.40%, 06/01/43 (b)	75,000	79,027
		1,979,639
		24,948,325
Total Corporates
(Cost $360,257,340)		365,991,621

Treasuries 36.9% of net assets
Bonds
9.00%, 11/15/18	900,000	983,637
8.13%, 08/15/19	655,300	741,206
8.75%, 08/15/20 (h)	500,000	605,430
8.13%, 05/15/21	250,000	309,111
7.63%, 11/15/22	327,600	423,289
7.13%, 02/15/23 (h)	250,000	319,463
6.00%, 02/15/26 (h)	1,310,800	1,717,046
6.50%, 11/15/26	655,300	899,271
6.38%, 08/15/27	393,300	544,352
6.13%, 11/15/27 (h)	859,500	1,176,071
5.50%, 08/15/28 (h)	480,000	636,637
5.25%, 11/15/28	688,100	899,274
5.25%, 02/15/29 (h)	895,300	1,174,085
6.13%, 08/15/29	850,000	1,200,310
6.25%, 05/15/30	800,000	1,157,031
5.38%, 02/15/31 (h)	1,150,000	1,570,559
4.50%, 02/15/36	1,808,700	2,381,090
4.75%, 02/15/37	530,000	720,655
5.00%, 05/15/37	620,000	867,455
4.38%, 02/15/38	527,600	686,447
4.50%, 05/15/38	660,000	872,566
3.50%, 02/15/39	655,300	757,780
4.25%, 05/15/39 (h)	779,500	998,658
4.50%, 08/15/39	973,300	1,288,729
4.38%, 11/15/39	725,900	946,179
4.63%, 02/15/40 (h)	1,398,600	1,885,761
4.38%, 05/15/40	1,202,000	1,568,821
3.88%, 08/15/40	1,159,100	1,412,042
4.25%, 11/15/40	1,023,600	1,315,826
4.75%, 02/15/41 (h)	2,350,000	3,233,683
4.38%, 05/15/41	1,013,700	1,328,284
3.75%, 08/15/41	1,403,600	1,682,483
3.13%, 11/15/41	1,481,600	1,607,739
3.13%, 02/15/42	2,030,900	2,203,130
3.00%, 05/15/42	1,405,300	1,490,743
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.75%, 08/15/42	2,218,100	2,247,949
2.75%, 11/15/42	1,810,800	1,833,294
3.13%, 02/15/43 (h)	2,532,900	2,740,380
2.88%, 05/15/43	2,672,800	2,764,521
3.63%, 08/15/43	2,592,900	3,050,911
3.75%, 11/15/43 (h)	3,002,900	3,609,462
3.63%, 02/15/44	2,562,900	3,020,468
3.38%, 05/15/44	2,993,600	3,385,867
3.13%, 08/15/44	2,788,200	3,018,553
3.00%, 11/15/44	2,753,600	2,912,524
2.50%, 02/15/45 (h)	2,657,000	2,544,856
3.00%, 05/15/45	2,568,600	2,713,987
2.88%, 08/15/45	2,688,200	2,771,156
3.00%, 11/15/45	2,618,600	2,764,873
2.50%, 02/15/46	2,957,900	2,824,794
2.50%, 05/15/46	2,817,800	2,688,799
2.25%, 08/15/46	2,845,800	2,570,448
2.88%, 11/15/46 (h)	3,748,900	3,861,587
3.00%, 02/15/47	3,186,600	3,365,411
3.00%, 05/15/47	3,300,000	3,486,850
2.75%, 08/15/47	1,450,000	1,457,646
Notes
1.00%, 09/15/18	2,800,000	2,792,945
0.75%, 09/30/18	2,355,300	2,342,557
1.38%, 09/30/18 (h)	3,296,800	3,300,985
0.88%, 10/15/18	3,016,200	3,003,593
0.75%, 10/31/18	1,900,000	1,888,793
1.25%, 10/31/18 (h)	2,866,200	2,865,976
1.75%, 10/31/18	1,871,600	1,882,347
1.25%, 11/15/18	2,310,800	2,310,710
3.75%, 11/15/18	2,466,200	2,538,548
1.00%, 11/30/18 (h)	3,850,000	3,837,367
1.25%, 11/30/18 (h)	2,020,000	2,019,527
1.38%, 11/30/18	2,621,600	2,624,979
1.25%, 12/15/18	1,460,800	1,460,458
1.25%, 12/31/18	1,500,000	1,499,502
1.38%, 12/31/18	3,276,900	3,281,060
1.50%, 12/31/18	1,500,000	1,504,424
1.13%, 01/15/19 (h)	2,000,000	1,995,937
1.13%, 01/31/19 (h)	2,375,000	2,369,573
1.25%, 01/31/19	1,810,800	1,810,022
1.50%, 01/31/19 (h)	1,810,800	1,816,140
0.75%, 02/15/19	750,000	744,214
2.75%, 02/15/19	1,982,900	2,024,301
1.13%, 02/28/19	2,226,300	2,221,082
1.38%, 02/28/19	700,000	700,902
1.50%, 02/28/19	2,608,100	2,615,843
1.00%, 03/15/19 (h)	1,619,100	1,611,953
1.25%, 03/31/19	3,200,500	3,198,000
1.50%, 03/31/19	1,310,800	1,315,152
1.63%, 03/31/19	2,260,900	2,272,690
0.88%, 04/15/19	1,310,800	1,301,686
1.25%, 04/30/19	1,350,000	1,348,734
1.63%, 04/30/19 (h)	1,532,900	1,541,223
0.88%, 05/15/19	600,000	595,641
3.13%, 05/15/19	1,155,300	1,190,546
1.25%, 05/31/19	500,000	499,492
1.50%, 05/31/19	2,021,200	2,027,595
0.88%, 06/15/19	2,750,000	2,728,999
1.00%, 06/30/19	982,900	977,506
1.25%, 06/30/19	500,000	499,385
1.63%, 06/30/19 (h)	2,446,200	2,459,673
0.75%, 07/15/19	1,346,800	1,332,701
0.88%, 07/31/19	700,000	694,230
1.38%, 07/31/19	1,750,000	1,751,812
1.63%, 07/31/19	2,638,200	2,653,040
0.75%, 08/15/19	1,621,600	1,603,705
3.63%, 08/15/19	1,966,200	2,053,373

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.00%, 08/31/19	1,310,800	1,302,531
1.25%, 08/31/19	250,000	249,629
1.63%, 08/31/19 (h)	2,793,600	2,809,696
0.88%, 09/15/19	1,638,200	1,623,227
1.00%, 09/30/19	1,327,600	1,318,836
1.75%, 09/30/19	2,948,900	2,973,666
1.00%, 10/15/19	1,310,800	1,301,635
1.50%, 10/31/19	1,638,200	1,643,511
1.00%, 11/15/19	1,638,200	1,626,009
3.38%, 11/15/19	1,966,200	2,052,989
1.00%, 11/30/19	1,310,800	1,301,071
1.50%, 11/30/19 (h)	893,300	896,353
1.38%, 12/15/19	1,802,200	1,803,186
1.13%, 12/31/19	1,000,000	994,863
1.63%, 12/31/19 (h)	9,348,100	9,404,882
1.38%, 01/15/20 (h)	2,680,000	2,680,942
1.25%, 01/31/20	2,541,700	2,534,998
1.38%, 01/31/20 (h)	1,677,600	1,678,091
1.38%, 02/15/20 (h)	6,996,800	6,997,757
3.63%, 02/15/20 (h)	3,776,900	3,983,228
1.25%, 02/29/20	500,000	498,516
1.38%, 02/29/20	1,638,200	1,638,168
1.63%, 03/15/20	1,353,400	1,361,753
1.13%, 03/31/20	1,000,000	993,652
1.38%, 03/31/20	1,952,200	1,952,200
1.50%, 04/15/20	3,650,000	3,660,693
1.13%, 04/30/20	1,455,300	1,445,465
1.38%, 04/30/20	1,510,800	1,510,387
1.50%, 05/15/20	2,900,000	2,907,930
3.50%, 05/15/20	2,040,000	2,153,834
1.38%, 05/31/20	2,000,000	1,999,062
1.50%, 05/31/20	2,326,500	2,332,680
1.50%, 06/15/20	1,800,000	1,804,641
1.63%, 06/30/20	2,455,300	2,469,495
1.88%, 06/30/20	1,086,600	1,100,671
1.50%, 07/15/20	1,500,000	1,503,281
1.63%, 07/31/20	2,388,200	2,401,867
2.00%, 07/31/20 (h)	1,760,800	1,789,722
1.50%, 08/15/20	1,500,000	1,503,018
2.63%, 08/15/20	3,010,800	3,114,355
1.38%, 08/31/20	2,750,000	2,744,683
2.13%, 08/31/20	2,355,300	2,402,360
1.38%, 09/30/20	3,432,200	3,423,686
2.00%, 09/30/20	2,827,600	2,873,548
1.38%, 10/31/20	2,466,200	2,458,541
1.75%, 10/31/20	2,400,000	2,420,391
2.63%, 11/15/20 (h)	3,321,600	3,439,932
1.63%, 11/30/20	2,293,600	2,303,410
2.00%, 11/30/20	1,638,200	1,664,693
1.75%, 12/31/20	5,500,000	5,543,721
2.38%, 12/31/20	4,346,000	4,469,250
1.38%, 01/31/21	3,276,900	3,261,988
2.13%, 01/31/21	655,300	668,700
3.63%, 02/15/21	2,310,800	2,474,587
1.13%, 02/28/21	1,310,800	1,293,007
2.00%, 02/28/21	1,310,800	1,331,998
1.25%, 03/31/21	1,638,200	1,621,722
2.25%, 04/30/21	1,638,200	1,678,771
3.13%, 05/15/21	4,325,300	4,569,865
1.38%, 05/31/21	1,966,200	1,952,183
2.00%, 05/31/21	250,000	253,936
1.13%, 06/30/21 (h)	1,000,000	983,184
2.13%, 06/30/21	655,300	668,534
2.25%, 07/31/21	786,600	806,050
2.13%, 08/15/21	655,300	668,700
1.13%, 08/31/21	500,000	490,791
2.00%, 08/31/21	1,310,800	1,330,718
1.13%, 09/30/21	1,966,200	1,928,029
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.13%, 09/30/21 (h)	2,820,800	2,877,436
1.25%, 10/31/21	1,155,300	1,137,813
2.00%, 10/31/21	1,310,800	1,330,308
2.00%, 11/15/21 (h)	4,738,200	4,812,049
1.75%, 11/30/21 (h)	5,979,900	6,007,347
1.88%, 11/30/21	1,310,800	1,324,266
2.00%, 12/31/21	2,129,900	2,160,975
2.13%, 12/31/21	1,802,200	1,837,822
1.50%, 01/31/22	1,819,100	1,806,523
1.88%, 01/31/22	1,674,500	1,689,741
2.00%, 02/15/22	655,300	665,117
1.75%, 02/28/22	1,860,800	1,867,705
1.88%, 02/28/22	6,500,000	6,559,287
1.75%, 03/31/22 (h)	1,646,800	1,651,818
1.88%, 03/31/22	2,829,000	2,853,091
1.75%, 04/30/22	5,385,300	5,399,920
1.88%, 04/30/22	2,250,000	2,268,237
1.75%, 05/15/22	1,369,100	1,373,245
1.75%, 05/31/22	1,750,000	1,754,580
1.88%, 05/31/22	2,293,600	2,312,235
1.75%, 06/30/22	2,500,000	2,505,078
2.13%, 06/30/22 (h)	1,732,900	1,765,866
1.88%, 07/31/22	2,550,000	2,569,225
2.00%, 07/31/22	2,038,200	2,065,190
1.63%, 08/15/22	1,569,100	1,563,185
1.88%, 08/31/22	3,970,000	3,998,069
1.75%, 09/30/22	1,948,900	1,950,270
1.88%, 10/31/22	1,966,200	1,978,566
1.63%, 11/15/22	4,404,400	4,377,733
2.00%, 11/30/22	2,621,600	2,653,653
2.13%, 12/31/22	1,810,800	1,843,409
1.75%, 01/31/23	1,310,800	1,308,675
2.00%, 02/15/23	3,014,600	3,048,455
1.50%, 02/28/23	2,293,600	2,258,838
1.50%, 03/31/23	2,200,000	2,165,496
1.63%, 04/30/23	1,310,800	1,297,641
1.75%, 05/15/23	3,457,400	3,444,907
1.63%, 05/31/23	2,129,900	2,107,686
1.38%, 06/30/23	2,000,000	1,950,117
1.25%, 07/31/23	1,250,000	1,208,789
2.50%, 08/15/23	2,202,200	2,284,912
6.25%, 08/15/23 (h)	1,775,000	2,218,889
1.38%, 08/31/23	2,832,900	2,756,656
1.38%, 09/30/23	3,774,500	3,670,998
1.63%, 10/31/23	1,600,000	1,578,812
2.75%, 11/15/23 (h)	2,138,200	2,250,831
2.13%, 11/30/23 (h)	1,730,900	1,758,216
2.25%, 12/31/23	1,375,200	1,405,739
2.25%, 01/31/24 (h)	1,874,500	1,915,322
2.75%, 02/15/24 (h)	3,900,000	4,102,617
2.13%, 02/29/24	2,464,100	2,498,270
2.13%, 03/31/24	1,754,400	1,778,043
2.00%, 04/30/24	1,700,000	1,708,799
2.50%, 05/15/24	4,493,600	4,657,809
2.00%, 05/31/24	1,850,000	1,858,997
2.00%, 06/30/24	5,000,000	5,021,387
2.13%, 07/31/24	2,550,000	2,580,530
2.38%, 08/15/24	4,426,900	4,552,358
2.25%, 11/15/24 (h)	4,126,900	4,205,972
7.50%, 11/15/24	300,000	412,875
2.00%, 02/15/25	3,798,900	3,800,829
7.63%, 02/15/25	800,000	1,116,594
2.13%, 05/15/25	2,821,600	2,845,021
2.00%, 08/15/25 (h)	4,207,400	4,198,607
6.88%, 08/15/25	500,000	680,537
2.25%, 11/15/25	4,580,200	4,651,676
1.63%, 02/15/26	4,795,800	4,632,537
1.63%, 05/15/26	4,324,500	4,168,159

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.50%, 08/15/26 (h)	3,971,600	3,779,538
2.00%, 11/15/26	3,924,900	3,889,331
2.25%, 02/15/27	4,032,600	4,077,967
6.63%, 02/15/27 (h)	196,400	272,981
2.38%, 05/15/27	4,650,000	4,751,537
2.25%, 08/15/27	2,750,000	2,781,529
Total Treasuries
(Cost $528,984,976)		534,008,806

Government Related 6.9% of net assets

Agency 3.3%
Foreign 1.5%
Canada 0.0%
Export Development Canada
1.63%, 01/17/20	500,000	501,707
Colombia 0.1%
Ecopetrol S.A.
4.25%, 09/18/18	500,000	513,000
7.63%, 07/23/19	100,000	110,190
5.88%, 09/18/23	296,000	329,152
		952,342
Germany 0.7%
Kreditanstalt Fuer Wiederaufbau
1.50%, 02/06/19 (d)	750,000	750,719
1.88%, 04/01/19 (d)	330,000	332,296
1.00%, 07/15/19 (d)	524,000	519,492
1.50%, 09/09/19 (d)	1,000,000	1,004,434
4.00%, 01/27/20 (d)	362,000	383,096
1.50%, 04/20/20 (d)	1,000,000	999,042
1.88%, 06/30/20 (d)	1,000,000	1,008,188
2.75%, 09/08/20 (d)	362,000	374,026
1.50%, 06/15/21 (d)	983,000	975,052
2.38%, 08/25/21 (d)	524,000	536,522
2.13%, 03/07/22 (d)(h)	500,000	506,312
2.50%, 11/20/24 (d)(h)	1,030,000	1,054,663
Landwirtschaftliche Rentenbank
1.88%, 09/17/18 (d)	724,000	727,696
2.00%, 01/13/25 (d)	100,000	98,999
		9,270,537
Japan 0.2%
Japan Bank for International Corp.
1.75%, 05/28/20	2,500,000	2,488,989
Japan Finance Corp.
1.75%, 11/13/18	593,000	593,574
		3,082,563
Mexico 0.3%
Petroleos Mexicanos
5.50%, 02/04/19	195,000	204,165
3.50%, 07/23/20	330,000	339,570
5.50%, 01/21/21	330,000	354,173
3.50%, 01/30/23	688,000	683,700
4.50%, 01/23/26	500,000	506,125
6.50%, 03/13/27 (c)	1,000,000	1,121,250
6.50%, 06/02/41	330,000	349,470
5.50%, 06/27/44	334,000	315,129
Security Rate, Maturity Date	Face Amount ($)	Value ($)
5.63%, 01/23/46 (c)	862,000	813,728
6.75%, 09/21/47	207,000	223,063
		4,910,373
Norway 0.1%
Statoil A.S.A.
3.70%, 03/01/24	393,000	418,995
5.10%, 08/17/40	164,000	194,030
		613,025
Republic of Korea 0.1%
Export-Import Bank of Korea
1.50%, 10/21/19	200,000	197,422
4.00%, 01/14/24	500,000	532,941
The Korea Development Bank
2.25%, 05/18/20	500,000	499,683
3.00%, 09/14/22	688,000	703,066
		1,933,112
Sweden 0.0%
Svensk Exportkredit AB
1.75%, 08/28/20	500,000	500,560
		21,764,219
U.S. 1.8%
CNOOC Finance 2015 USA LLC
3.50%, 05/05/25	750,000	770,556
Fannie Mae
1.13%, 10/19/18	131,000	130,768
1.63%, 11/27/18	655,000	657,795
1.00%, 02/26/19	500,000	497,598
1.25%, 07/26/19 (b)	655,000	651,485
1.75%, 09/12/19	655,000	659,215
1.00%, 10/24/19	200,000	198,305
1.75%, 11/26/19	983,000	990,573
1.50%, 02/28/20	250,000	250,357
1.50%, 06/22/20	805,000	806,530
1.50%, 11/30/20	164,000	163,669
2.00%, 01/05/22	100,000	101,271
2.63%, 09/06/24	330,000	342,791
1.88%, 09/24/26 (h)	500,000	484,187
6.03%, 10/08/27	164,000	215,592
6.63%, 11/15/30	530,000	769,024
5.63%, 07/15/37	100,000	140,919
Federal Farm Credit Bank
1.92%, 04/19/22 (b)	330,000	329,306
Federal Home Loan Bank
1.25%, 01/16/19 (h)	500,000	499,499
1.13%, 06/21/19	250,000	249,055
0.88%, 08/05/19	1,180,000	1,168,555
1.38%, 11/15/19 (h)	3,500,000	3,497,449
1.75%, 07/13/20 (b)	350,000	350,076
1.13%, 07/14/21	750,000	736,087
1.88%, 11/29/21	655,000	660,485
1.88%, 12/09/22	1,640,000	1,637,950
5.50%, 07/15/36	330,000	453,820
Federal Home Loan Mortgage Corp.
1.25%, 07/26/19 (b)	500,000	498,390
1.13%, 08/12/21	500,000	490,360
Federal National Mortgage Association
1.38%, 10/07/21	1,000,000	988,202
2.13%, 04/24/26	1,000,000	992,734

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Freddie Mac
1.10%, 09/13/18 (b)	330,000	329,176
1.75%, 05/30/19	500,000	503,577
1.25%, 08/01/19	1,500,000	1,496,726
1.25%, 10/02/19	250,000	249,032
1.50%, 01/17/20	250,000	250,369
1.38%, 04/20/20	750,000	748,583
2.38%, 01/13/22	300,000	308,210
6.75%, 03/15/31	200,000	294,854
Private Export Funding Corp.
2.30%, 09/15/20	655,000	668,596
Tennessee Valley Authority
3.88%, 02/15/21	221,000	237,061
4.65%, 06/15/35	655,000	800,608
		26,269,395
		48,033,614

Local Authority 1.0%
Foreign 0.3%
Canada 0.3%
Province of Alberta
1.90%, 12/06/19	250,000	250,660
Province of Manitoba
1.75%, 05/30/19	100,000	100,240
3.05%, 05/14/24	724,000	756,418
2.13%, 06/22/26	330,000	318,209
Province of Ontario
2.00%, 01/30/19	500,000	503,254
4.00%, 10/07/19	263,000	275,320
4.40%, 04/14/20	905,000	965,876
Province of Quebec
3.50%, 07/29/20	275,000	288,519
7.50%, 09/15/29	496,000	715,535
		4,174,031
		4,174,031
U.S. 0.7%
Bay Area Toll Auth
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2009F2
6.26%, 04/01/49	1,400,000	2,059,092
San Francisco Bay Area Toll Bridge RB (Build America Bonds) Series 2010S3
6.91%, 10/01/50	330,000	513,658
California
GO (Build America Bonds) Series 2009
7.50%, 04/01/34	1,100,000	1,622,489
7.55%, 04/01/39	200,000	311,250
7.30%, 10/01/39	500,000	742,465
GO (Build America Bonds) Series 2010
7.95%, 03/01/36 (b)	330,000	378,055
East Bay Municipal Utility District Water System Revenue
Water System RB (Build America Bonds) Series 2010
5.87%, 06/01/40	330,000	444,593
Illinois
GO Bonds (Pension Funding) Series 2003
5.10%, 06/01/33	662,000	665,806
Security Rate, Maturity Date	Face Amount ($)	Value ($)
JobsOhio Beverage System
Statewide Senior Lien Liquor Profits RB Series 2013B
3.99%, 01/01/29	490,000	533,938
Los Angeles Unified School District
GO (Build America Bonds) Series 2010
6.76%, 07/01/34	250,000	352,160
Metropolitan Government Nashville & Davidson County Health & Educational Facs Board
RB (Build America Bonds) Series 2016B
4.05%, 07/01/26 (b)	130,000	137,547
Metropolitan Transportation Auth
RB (Build America Bonds) Series 2010E
6.81%, 11/15/40	330,000	473,273
New Jersey State Turnpike Auth
RB (Build America Bonds) Series 2010A
7.10%, 01/01/41	350,000	519,851
New Jersey Transportation Trust Fund Auth
RB (Build America Bonds) Series 2010C
5.75%, 12/15/28	330,000	377,042
Texas
GO (Build America Bonds) Series 2009A
5.52%, 04/01/39	330,000	434,656
		9,565,875
		13,739,906

Sovereign 1.0%
Chile 0.1%
Republic of Chile
3.13%, 01/21/26	1,000,000	1,035,150
Colombia 0.2%
Republic of Colombia
4.00%, 02/26/24 (b)	300,000	313,425
3.88%, 04/25/27 (b)	500,000	510,125
7.38%, 09/18/37	362,000	481,460
5.00%, 06/15/45 (b)	1,000,000	1,040,000
		2,345,010
Hungary 0.1%
Hungary Government International Bond
6.38%, 03/29/21 (h)	924,000	1,048,357
Italy 0.0%
Republic of Italy
6.88%, 09/27/23	164,000	197,694
5.38%, 06/15/33	250,000	294,929
		492,623
Mexico 0.2%
United Mexican States
5.13%, 01/15/20	1,000,000	1,080,000
3.50%, 01/21/21	230,000	242,190
3.63%, 03/15/22	300,000	315,750
4.13%, 01/21/26	688,000	729,796
6.75%, 09/27/34	362,000	474,763
6.05%, 01/11/40	524,000	636,791
4.75%, 03/08/44	100,000	104,750
5.75%, 10/12/10	70,000	76,020
		3,660,060

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Panama 0.1%
Republic of Panama
3.75%, 03/16/25 (b)	750,000	792,750
6.70%, 01/26/36	131,000	175,540
		968,290
Peru 0.1%
Republic of Peru
7.13%, 03/30/19	496,000	541,880
5.63%, 11/18/50	295,000	373,912
		915,792
Philippines 0.1%
Republic of the Philippines
7.75%, 01/14/31	350,000	509,548
6.38%, 01/15/32	300,000	398,411
3.95%, 01/20/40	1,000,000	1,057,142
		1,965,101
Poland 0.1%
Republic of Poland
6.38%, 07/15/19	350,000	380,547
5.13%, 04/21/21	362,000	400,522
5.00%, 03/23/22	500,000	559,355
		1,340,424
Uruguay 0.0%
Uruguay Government International Bond
4.50%, 08/14/24	263,000	290,615
5.10%, 06/18/50	330,000	348,975
		639,590
		14,410,397

Supranational* 1.6%
African Development Bank
1.63%, 10/02/18	250,000	250,674
Asian Development Bank
1.88%, 04/12/19	1,000,000	1,006,893
1.50%, 01/22/20	330,000	330,048
1.63%, 05/05/20	500,000	501,060
2.00%, 02/16/22	250,000	252,241
1.88%, 02/18/22	250,000	250,828
2.00%, 01/22/25	851,000	844,150
Corp. Andina de Fomento
2.00%, 05/10/19	150,000	150,515
4.38%, 06/15/22	362,000	394,001
Council of Europe Development Bank
1.75%, 11/14/19	500,000	502,576
1.63%, 03/10/20	330,000	330,356
European Bank for Reconstruction & Development
1.63%, 11/15/18	1,362,000	1,364,972
European Investment Bank
1.63%, 12/18/18	655,000	657,024
1.88%, 03/15/19	655,000	659,314
1.25%, 05/15/19	250,000	249,161
1.75%, 06/17/19	1,155,000	1,160,609
1.13%, 08/15/19	750,000	744,739
2.88%, 09/15/20	393,000	407,211
2.25%, 03/15/22	500,000	508,517
2.38%, 06/15/22	650,000	664,729
2.25%, 08/15/22	1,000,000	1,016,202
2.13%, 04/13/26 (h)	500,000	496,333
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Inter-American Development Bank
3.88%, 09/17/19	330,000	345,668
1.88%, 03/15/21	1,506,000	1,516,515
2.13%, 01/18/22 (h)	1,500,000	1,521,222
2.00%, 06/02/26	524,000	514,478
International Bank for Reconstruction & Development
1.88%, 03/15/19	500,000	503,286
0.88%, 08/15/19	330,000	326,184
1.88%, 10/07/19	350,000	352,702
2.13%, 11/01/20 (h)	1,200,000	1,218,196
1.38%, 05/24/21	330,000	326,318
2.00%, 01/26/22	524,000	528,440
1.63%, 02/10/22	655,000	650,086
2.13%, 02/13/23	655,000	656,805
4.75%, 02/15/35	830,000	1,048,837
International Finance Corp.
1.75%, 09/04/18	430,000	431,707
1.75%, 09/16/19	230,000	231,282
1.13%, 07/20/21	164,000	160,313
Nordic Investment Bank
1.50%, 09/29/20	300,000	299,078
		23,373,270
Total Government Related
(Cost $98,288,366)		99,557,187

Securitized 30.3% of net assets

Asset-Backed Securities 0.5%
Automobile 0.2%
Ford Credit Auto Owner Trust
Series 2016-A Class A4
1.60%, 06/15/21 (b)	576,000	575,586
Honda Auto Receivables Owner Trust
Series 2016-4 Class A3
1.21%, 12/18/20 (b)	100,000	99,494
Series 2016-2 Class A4
1.62%, 08/15/22 (b)	1,926,000	1,923,931
Nissan Auto Receivables Owner Trust
Series 2015-B Class A4
1.79%, 01/15/22 (b)	100,000	100,247
		2,699,258
Credit Card 0.3%
Chase Issuance Trust
Series 2016-A5 Class A5
1.27%, 07/15/21 (b)	175,000	174,054
Series 2015-A4 Class A4
1.84%, 04/15/22 (b)	400,000	401,575
Discover Card Execution Note Trust
Series 2014-A4 Class A4
2.12%, 12/15/21 (b)	1,165,000	1,176,182
Series 2012-A6 Class A6
1.67%, 01/18/22 (b)	418,000	418,547
Series 2015-A4 Class A4
2.19%, 04/17/23 (b)	1,000,000	1,014,439
World Financial Network Credit Card Master Trust
Series 2015-B Class A
2.55%, 06/17/24 (b)	911,000	924,927
		4,109,724
		6,808,982

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Commercial Mortgage-Backed Securities 1.8%
CD Mortgage Trust
Series 2016-CD2 Class A4
3.53%, 11/10/49 (b)	240,000	253,104
CFCRE Commercial Mortgage Trust
Series 2016-C3 Class A3
3.87%, 01/10/48 (b)(h)	2,342,000	2,503,531
Citigroup Commercial Mortgage Trust
Series 2016-GC36 Class A5
3.62%, 02/10/49 (b)	1,180,000	1,244,457
COMM 2012-LC4 Mortgage Trust
Series 2012-LC4 Class A4
3.29%, 12/10/44 (b)	75,000	78,071
COMM 2013-CCRE10 Mortgage Trust
Series 2013-CR10 Class A4
4.21%, 08/10/46 (b)	1,309,000	1,434,781
COMM 2013-CCRE11 Mortgage Trust
Series 2013-CR11 Class A4
4.26%, 10/10/46 (b)	1,443,000	1,583,556
COMM 2014-LC17 Mortgage Trust
Series 2014-LC17 Class A5
3.92%, 10/10/47 (b)	45,000	48,482
COMM 2014-UBS4 Mortgage Trust
Series 2014-UBS4 Class A5
3.69%, 08/10/47 (b)	500,000	529,893
COMM 2015-PC1 Mortgage Trust
Series 2015-PC1 Class ASB
3.61%, 07/10/50 (b)	1,025,000	1,087,783
Commercial Mortgage Pass-Through Certificates
Series 2016-CR28 Class A4
3.76%, 02/10/49 (b)	602,000	642,518
CSMC Trust 2016-NXSR
Series 2016 Class A4
3.79%, 12/15/49 (b)	1,000,000	1,065,594
Fannie Mae-ACES
Series 2014-M2 Class A2
3.51%, 12/25/23 (b)	131,000	140,415
Series 2015-M13 Class A2
2.80%, 06/25/25 (a)(b)(j)	200,000	203,386
Series 2016-M11 Class A2
2.37%, 07/25/26 (a)(b)(j)	785,000	771,171
Freddie Mac Multifamily Structured Pass-Through Certificates
Series K004 Class A2
4.19%, 08/25/19 (b)	393,000	410,233
Series K015 Class A1
2.26%, 10/25/20 (b)	77,172	77,627
Series K014 Class A1
2.79%, 10/25/20 (b)	239,309	242,669
Series K714 Class A2
3.03%, 10/25/20 (b)	498,000	514,451
Series K014 Class A2
3.87%, 04/25/21 (b)	250,000	266,597
Series K021 Class A2
2.40%, 06/25/22 (b)	128,000	130,221
Series K022 Class A2
2.36%, 07/25/22 (b)	248,000	252,091
Series K024 Class A2
2.57%, 09/25/22 (b)	131,000	134,186
Series K030 Class A1
2.78%, 09/25/22 (b)	91,634	93,871
Series K026 Class A2
2.51%, 11/25/22 (b)	1,019,000	1,040,453
Series K027 Class A2
2.64%, 01/25/23 (b)	410,000	421,017
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Series K028 Class A2
3.11%, 02/25/23 (b)	300,000	315,169
Series K029 Class A2
3.32%, 02/25/23 (a)(b)(k)	923,000	979,228
Series K035 Class A1
2.62%, 03/25/23 (b)	227,947	232,372
Series K037 Class A1
2.59%, 04/25/23 (b)(h)	371,928	379,644
Series K031 Class A2
3.30%, 04/25/23 (a)(b)(k)	274,000	290,665
Series K033 Class A2
3.06%, 07/25/23 (b)	131,000	137,292
Series K035 Class A2
3.46%, 08/25/23 (a)(b)(k)	983,000	1,051,706
Series K037 Class A2
3.49%, 01/25/24 (b)	50,000	53,632
Series K040 Class A2
3.24%, 09/25/24 (b)	131,000	138,901
Series K044 Class A2
2.81%, 01/25/25 (b)	645,000	664,566
Series K045 Class A2
3.02%, 01/25/25 (b)	500,000	522,265
Series K048 Class A2
3.28%, 06/25/25 (a)(b)(k)	750,000	795,612
Series K052 Class A2
3.15%, 11/25/25 (b)	100,000	105,305
GS Mortgage Securities Trust
Series 2012-GCJ7 Class A4
3.38%, 05/10/45 (b)	488,214	509,415
JPMBB Commercial Mortgage Securities Trust
Series 2013-C17 Class A4
4.20%, 01/15/47 (b)	200,000	218,756
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C10 Class A4
4.22%, 07/15/46 (a)(b)(h)(l)	670,000	730,487
Series 2013-C13 Class A4
4.04%, 11/15/46 (b)	300,000	324,894
Series 2014-C16 Class A2
2.85%, 06/15/47 (b)	100,000	101,695
Series 2013-C8 Class AS
3.38%, 12/15/48 (b)	100,000	102,742
Series 2016-C29 Class A2
2.79%, 05/15/49 (b)	150,000	153,611
Morgan Stanley Capital I Trust
Series 2015-A4 Class A4
3.78%, 05/15/48 (b)	50,000	53,479
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 Class A4
3.18%, 03/10/46 (b)	250,000	259,358
Wells Fargo Commercial Mortgage Trust
Series 2013-LC12 Class A4
4.22%, 07/15/46 (a)(b)(l)	1,409,000	1,540,048
Series 2013-SG1 Class A2
2.97%, 12/15/47 (b)	215,000	220,046
Series 2016-NXS5 Class A4
3.37%, 01/15/59 (b)	200,000	208,251
Series 2013-C33 Class A3
3.16%, 03/17/59 (b)	155,000	159,329
WFRBS Commercial Mortgage Trust
Series 2014-C20 Class ASB
3.64%, 05/15/47 (b)	670,000	709,618
		26,128,244

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Mortgage-Backed Securities Pass-Through 28.0%
Fannie Mae
5.00%, 12/01/17 to 08/01/43 (b)	4,634,327	5,093,897
4.50%, 06/01/20 to 10/01/46 (b)	7,116,521	7,709,059
3.50%, 11/01/20 to 04/01/47 (b)	39,667,193	41,248,535
4.00%, 04/01/24 to 05/01/47 (b)	26,820,521	28,469,351
5.50%, 08/01/25 to 02/01/42 (b)	2,968,731	3,333,924
3.00%, 10/01/26 to 04/01/47 (b)	36,130,618	36,871,705
2.50%, 07/01/27 to 12/01/46 (b)	10,041,456	10,194,426
6.50%, 07/01/28 to 11/01/37 (b)	452,451	518,224
2.00%, 08/01/28 to 01/01/32 (b)	1,326,404	1,316,542
6.00%, 07/01/35 to 07/01/41 (b)	1,495,097	1,699,330
4.50%, 12/01/41 (b)(h)	846,021	916,880
3.00%, 05/01/46 (b)(h)	3,633,965	3,679,047
Fannie Mae TBA
2.50%, 09/01/32 (b)(g)	3,500,000	3,549,492
3.00%, 09/01/32 to 09/01/47 (b)(g)	12,500,000	12,707,949
3.50%, 09/01/32 to 09/01/47 (b)(g)	9,500,000	9,851,738
4.00%, 09/01/47 (b)(g)	5,000,000	5,283,594
4.50%, 09/01/47 (b)(g)	3,500,000	3,765,781
Freddie Mac
5.00%, 01/01/19 to 04/01/44 (b)	2,787,286	3,058,757
4.50%, 12/01/19 to 12/01/45 (b)	4,044,457	4,374,609
5.50%, 08/01/22 to 06/01/41 (b)	1,980,339	2,207,096
2.00%, 08/01/23 to 12/01/31 (b)	922,092	918,136
4.00%, 03/01/24 to 09/01/47 (b)	15,202,143	16,116,660
3.50%, 01/01/26 to 03/01/47 (b)	22,949,249	23,884,659
6.50%, 03/01/26 to 07/01/38 (b)	127,058	142,808
3.00%, 08/01/26 to 04/01/47 (b)	27,881,596	28,408,156
2.50%, 08/01/27 to 12/01/46 (b)	9,196,905	9,343,588
6.00%, 05/01/32 to 10/01/38 (b)	961,027	1,088,296
4.50%, 03/01/41 to 07/01/42 (b)(h)	815,163	879,280
4.00%, 03/01/44 (b)(h)	1,042,490	1,102,677
Freddie Mac TBA
3.00%, 09/01/32 to 09/01/47 (b)(g)	7,000,000	7,111,261
3.50%, 09/01/32 to 09/01/47 (b)(g)	8,000,000	8,297,040
4.00%, 09/01/47 (b)(g)	2,000,000	2,113,906
4.50%, 09/01/47 (b)(g)	1,500,000	1,612,266
Ginnie Mae
3.00%, 04/20/27 to 02/20/47 (b)	22,581,180	23,119,987
2.50%, 08/20/27 to 01/20/47 (b)	2,054,514	2,062,208
5.50%, 04/15/33 to 12/20/45 (b)	1,330,928	1,483,640
5.00%, 05/20/38 to 07/20/47 (b)	3,415,125	3,734,417
4.00%, 08/15/39 to 03/20/47 (b)	15,635,292	16,580,477
6.00%, 08/20/39 to 02/20/40 (b)	1,048,369	1,182,231
4.50%, 09/20/39 to 09/20/45 (b)	5,759,640	6,192,364
3.50%, 11/20/41 to 06/20/46 (b)	26,885,680	28,115,774
3.50%, 09/20/46 (b)(h)	8,157,417	8,518,926
3.00%, 10/20/46 (b)(h)	5,589,070	5,711,832
Ginnie Mae TBA
3.00%, 09/01/47 (b)(g)	5,500,000	5,614,512
3.50%, 09/01/47 (b)(g)	8,000,000	8,343,125
4.00%, 09/01/47 (b)(g)	4,000,000	4,215,781
4.50%, 09/01/47 (b)(g)	2,500,000	2,661,328
		404,405,271
Total Securitized
(Cost $434,959,209)		437,342,497
Security	Number of Shares	Value ($)
Other Investment Company 0.7% of net assets

Money Market Fund 0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (e)	10,651,731	10,651,731
Total Other Investment Company
(Cost $10,651,731)		10,651,731

Short-Term Investments 5.7% of net assets

Government Related 5.7%
Federal Home Loan Bank
0.91%, 09/01/17 (f)(h)	10,000,000	10,000,000
1.00%, 09/15/17 (f)(h)	25,000,000	24,990,375
1.00%, 09/20/17 (f)	12,000,000	11,993,724
1.01%, 10/02/17 (f)	20,000,000	19,982,780
1.02%, 10/05/17 (f)	13,000,000	12,987,728
1.03%, 10/10/17 (f)	2,000,000	1,997,834
Total Short-Term Investments
(Cost $81,952,438)		81,952,441
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $4,109,024 or 0.3% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	The rate shown is the purchase yield.
(g)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(h)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(i)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.
(j)	Variable rate is determined by formula set forth in the security's offering documents and is affected by the MBS pass-through rate, which is the rate earned from a securitized asset pool once management fees and guarantee fees have been paid to the securitizing corporation.
(k)	Variable rate is determined by formula set forth in the security's offering documents and is affected by the current WAC.
(l)	Security is a type of structured MBS that involves tranching (i.e. dividing) the underlying MBS pools' cash flows into securities that have varying coupon and principal payback profiles. Tranches pay an investor an interest rate, which is determined by a formula set forth in the security's offering documents. The floating interest rate may reset once a year and is generally tied to LIBOR, CMT, or COFI. A variable interest rate can also be affected by the current WAC.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

ACES —	Alternate Credit Enhancement Securities
CMT —	Constant Maturity Treasury is index published by the Federal Reserve Board to compute an index based on the monthly average yield of a range of Treasury securities maturing at different periods, adjusted to the equivalent of a one-year maturity.
COFI —	Cost of Funds Index is a regional index of the average interest expenses paid by financial institutions on money market accounts, passbooks, CDs, and other liabilities.
GO —	General obligation
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
MBS —	Mortgage-Backed Security
RB —	Revenue bond
TBA —	To-be-announced
WAC —	Weighted Average Coupon, which is the weighted average gross interest rate of the securitized asset pool and is determined by the different speeds at which the underlying mortgages are paid down.

The following is a summary of the inputs used to value the fund's investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$365,991,621	$—	$365,991,621
Treasuries	—	534,008,806	—	534,008,806
Government Related[1]	—	99,557,187	—	99,557,187
Securitized [1]	—	437,342,497	—	437,342,497
Other Investment Company[1]	10,651,731	—	—	10,651,731
Short-Term Investments[1]	—	81,952,441	—	81,952,441
Total	$10,651,731	$1,518,852,552	$—	$1,529,504,283
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab U.S. Aggregate Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $1,515,094,060)		$1,529,504,283
Receivables:
Investments sold		19,339,750
Interest		7,652,348
Fund shares sold		4,771,739
Dividends	+	5,394
Total assets		1,561,273,514
Liabilities
Payables:
Investments bought		35,759,435
Investments bought — Delayed-delivery		79,139,530
Investment adviser fees		46,332
Fund shares redeemed		872,853
Distributions to shareholders	+	147,874
Total liabilities		115,966,024
Net Assets
Total assets		1,561,273,514
Total liabilities	–	115,966,024
Net assets		$1,445,307,490
Net Assets by Source
Capital received from investors		1,431,466,809
Net investment income not yet distributed		2
Net realized capital losses		(569,544)
Net unrealized capital appreciation		14,410,223

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$1,445,307,490		142,214,031		$10.16

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Statement of Operations

For the period February 23, 2017* through August 31, 2017
Investment Income
Interest		$10,903,821
Dividends	+	47,454
Total investment income		10,951,275
Expenses
Investment adviser fees		185,366
Total expenses	–	185,366
Net investment income		10,765,909
Realized and Unrealized Gains (Losses)
Net realized gains on investments		142,742
Net realized losses on TBA sale commitments	+	(485)
Net realized gains		142,257
Net change in unrealized appreciation (depreciation) on investments	+	14,410,223
Net realized and unrealized gains		14,552,480
Increase in net assets resulting from operations		$25,318,389
*	Commencement of operations.

Schwab Taxable Bond Funds  |  Annual Report
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Schwab U.S. Aggregate Bond Index Fund
Statement of Changes in Net Assets

For the current period only. Because the fund commenced operations on February 23, 2017, it has no prior report period
Operations
	2/23/17*-8/31/17
Net investment income		$10,765,909
Net realized gains		142,257
Net change in unrealized appreciation (depreciation)	+	14,410,223
Increase in net assets from operations		25,318,389
Distributions to Shareholders
Distributions from net investment income		(11,477,708)

Transactions in Fund Shares
		2/23/17*-8/31/17
		SHARES	VALUE
Shares sold		150,806,062	$1,517,792,015
Shares reinvested		1,091,186	11,019,690
Shares redeemed	+	(9,683,217)	(97,344,896)
Net transactions in fund shares		142,214,031	$1,431,466,809
Shares Outstanding and Net Assets
		2/23/17*-8/31/17
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	142,214,031	1,445,307,490
End of period		142,214,031	$1,445,307,490
Net investment income not yet distributed			$2
*	Commencement of operations.

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Financial Statements
Financial Highlights
2/23/17 [1]– 8/31/17
Per-Share Data
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.08
Net realized and unrealized gains (losses)	0.04
Total from investment operations	0.12
Less distributions:
Distributions from net investment income	(0.08)
Net asset value at end of period	$10.04
Total return	1.25% [3]
Ratios/Supplemental Data
Ratios to average net assets:
Total Expenses	0.06% [4]
Net investment income (loss)	1.64% [4]
Portfolio turnover rate	49% [3],[5]
Net assets, end of period (x 1,000,000)	$381

1
Commencement of operations.
2
Calculated based on the average shares outstanding during the period.
3
Not annualized.
4
Annualized.
5
Portfolio turnover rate excludes in-kind transactions. (See financial note 7)

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date; the reference rate and spread used is shown parenthetically in the security description, if available, if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Corporates 26.6% of net assets

Financial Institutions 10.8%
Banking 8.9%
American Express Credit Corp.
2.60%, 09/14/20 (b)	338,000	344,348
2.25%, 05/05/21 (b)	300,000	301,584
Bank of America Corp.
2.60%, 01/15/19	850,000	858,915
5.63%, 07/01/20	200,000	219,083
2.63%, 10/19/20	650,000	659,531
5.00%, 05/13/21	390,000	426,563
2.37%, 07/21/21
(3 mo. USD-LIBOR + 0.66%) (a)(b)	500,000	501,691
5.70%, 01/24/22	750,000	848,755
Bank of Montreal
2.38%, 01/25/19 (b)	28,000	28,253
Barclays PLC
2.75%, 11/08/19	17,000	17,224
3.25%, 01/12/21	200,000	204,560
BB&T Corp.
6.85%, 04/30/19	100,000	108,150
5.25%, 11/01/19	497,000	532,560
BNP Paribas S.A.
2.45%, 03/17/19	250,000	252,760
5.00%, 01/15/21	600,000	655,962
BPCE S.A.
2.25%, 01/27/20	39,000	39,201
Capital One Financial Corp.
4.75%, 07/15/21	100,000	108,673
3.05%, 03/09/22 (b)	250,000	254,430
Capital One NA
2.40%, 09/05/19 (b)	278,000	279,858
2.95%, 07/23/21 (b)	28,000	28,489
Citigroup, Inc.
2.55%, 04/08/19	950,000	960,256
2.40%, 02/18/20	250,000	252,413
2.65%, 10/26/20	941,000	954,891
2.70%, 03/30/21	28,000	28,400
4.50%, 01/14/22	300,000	324,434
Citizens Bank NA/Providence RI
2.65%, 05/26/22 (b)	250,000	251,830
Cooperatieve Rabobank UA
2.50%, 01/19/21	528,000	535,882
3.88%, 02/08/22	100,000	106,805
Credit Suisse Group Funding Guernsey Ltd.
2.75%, 03/26/20	300,000	304,394
3.45%, 04/16/21	305,000	315,028
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Credit Suisse USA, Inc.
2.30%, 05/28/19	350,000	353,061
Deutsche Bank AG
2.50%, 02/13/19	500,000	502,690
3.38%, 05/12/21	100,000	102,413
4.25%, 10/14/21	150,000	158,419
Discover Bank
3.10%, 06/04/20 (b)	250,000	256,307
Fifth Third Bank
2.38%, 04/25/19 (b)	28,000	28,304
HSBC Holdings PLC
3.40%, 03/08/21	28,000	29,029
2.95%, 05/25/21	267,000	272,683
HSBC USA, Inc.
2.25%, 06/23/19	400,000	402,838
2.38%, 11/13/19	17,000	17,177
2.75%, 08/07/20	778,000	795,138
ING Groep N.V.
3.15%, 03/29/22	750,000	769,076
JPMorgan Chase & Co.
1.85%, 03/22/19 (b)	1,000,000	1,001,674
2.20%, 10/22/19	675,000	681,622
4.25%, 10/15/20	850,000	905,811
4.63%, 05/10/21	150,000	162,737
4.35%, 08/15/21	300,000	323,505
4.50%, 01/24/22	500,000	543,839
KeyCorp
2.30%, 12/13/18 (b)	28,000	28,205
2.90%, 09/15/20	400,000	409,793
Lloyds Bank PLC
6.38%, 01/21/21	125,000	141,613
Lloyds Banking Group PLC
3.10%, 07/06/21	300,000	306,109
3.00%, 01/11/22	28,000	28,330
Mitsubishi UFJ Financial Group, Inc.
2.95%, 03/01/21	566,000	578,622
Mizuho Financial Group, Inc.
2.95%, 02/28/22	200,000	203,495
Morgan Stanley
2.45%, 02/01/19	750,000	756,812
7.30%, 05/13/19	555,000	604,416
2.38%, 07/23/19	250,000	252,044
5.75%, 01/25/21	800,000	889,199
2.63%, 11/17/21	700,000	706,205
PNC Bank NA
2.20%, 01/28/19 (b)	428,000	430,937
2.45%, 11/05/20 (b)	41,000	41,612
Regions Financial Corp.
3.20%, 02/08/21 (b)	350,000	359,620
2.75%, 08/14/22 (b)	250,000	251,941

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Royal Bank of Canada
2.15%, 03/15/19	341,000	344,019
2.50%, 01/19/21	14,000	14,225
Santander Holdings USA, Inc.
3.70%, 03/28/22 (b)	261,000	266,409
Santander UK PLC
2.35%, 09/10/19	150,000	151,508
State Street Corp.
2.55%, 08/18/20	100,000	102,221
Sumitomo Mitsui Banking Corp.
2.25%, 07/11/19	250,000	251,847
Sumitomo Mitsui Financial Group, Inc.
2.93%, 03/09/21	255,000	260,690
2.44%, 10/19/21	178,000	178,504
Svenska Handelsbanken AB
2.40%, 10/01/20	41,000	41,543
Synchrony Financial
3.00%, 08/15/19 (b)	228,000	231,408
The Bank of New York Mellon Corp.
2.30%, 09/11/19 (b)	391,000	395,011
3.55%, 09/23/21 (b)	28,000	29,430
The Bank of Nova Scotia
2.05%, 10/30/18	150,000	150,726
2.05%, 06/05/19	11,000	11,059
The Goldman Sachs Group, Inc.
2.63%, 01/31/19	100,000	101,068
1.95%, 07/23/19	250,000	250,274
2.55%, 10/23/19	700,000	708,698
2.75%, 09/15/20 (b)	300,000	305,197
2.35%, 11/15/21 (b)	500,000	497,973
5.75%, 01/24/22	55,000	62,160
3.00%, 04/26/22 (b)	1,000,000	1,016,784
The PNC Financial Services Group, Inc.
5.13%, 02/08/20	100,000	107,615
4.38%, 08/11/20	95,000	101,493
The Toronto-Dominion Bank
2.63%, 09/10/18	178,000	179,915
2.13%, 07/02/19	14,000	14,113
UBS AG
2.35%, 03/26/20	300,000	302,953
US Bancorp
1.95%, 11/15/18 (b)	100,000	100,500
4.13%, 05/24/21 (b)	100,000	107,475
US Bank NA
1.40%, 04/26/19 (b)	28,000	27,900
Wells Fargo & Co.
2.15%, 01/15/19	300,000	302,182
2.13%, 04/22/19	500,000	503,240
2.60%, 07/22/20	100,000	101,692
2.50%, 03/04/21	250,000	252,668
2.10%, 07/26/21	528,000	526,043
3.50%, 03/08/22	100,000	104,689
Wells Fargo Bank NA
2.15%, 12/06/19	1,000,000	1,007,804
Westpac Banking Corp.
2.25%, 01/17/19	222,000	223,574
2.30%, 05/26/20	150,000	151,734
2.60%, 11/23/20	250,000	254,478
		33,741,021
Brokerage/Asset Managers/Exchanges 0.2%
BlackRock, Inc.
5.00%, 12/10/19	11,000	11,792
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Intercontinental Exchange, Inc.
2.50%, 10/15/18	600,000	605,463
Nomura Holdings, Inc.
2.75%, 03/19/19	228,000	230,903
		848,158
Finance Companies 0.5%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust
3.75%, 05/15/19	178,000	182,688
3.95%, 02/01/22 (b)	500,000	522,073
Air Lease Corp.
3.38%, 01/15/19 (b)	128,000	130,451
2.63%, 07/01/22 (b)	155,000	154,979
GATX Corp.
4.85%, 06/01/21	500,000	545,433
GE Capital International Funding Co., Unlimited Co.
2.34%, 11/15/20	228,000	230,898
International Lease Finance Corp.
4.63%, 04/15/21	28,000	29,947
		1,796,469
Insurance 0.7%
Aetna, Inc.
2.20%, 03/15/19 (b)	100,000	100,628
Aflac, Inc.
2.40%, 03/16/20	200,000	202,564
American International Group, Inc.
2.30%, 07/16/19 (b)	17,000	17,135
Anthem, Inc.
3.70%, 08/15/21 (b)	200,000	209,712
Berkshire Hathaway Finance Corp.
1.70%, 03/15/19	750,000	752,308
Chubb INA Holdings, Inc.
2.30%, 11/03/20 (b)	311,000	314,512
Marsh & McLennan Cos., Inc.
2.35%, 03/06/20 (b)	14,000	14,162
Prudential Financial, Inc.
5.38%, 06/21/20	380,000	415,493
The Chubb Corp.
3.55%, 04/15/17
(3 mo. USD-LIBOR + 2.25%) (a)(b)	11,000	10,973
UnitedHealth Group, Inc.
1.70%, 02/15/19	350,000	350,637
2.70%, 07/15/20	14,000	14,352
3.35%, 07/15/22	350,000	367,930
		2,770,406
REITs 0.5%
Boston Properties LP
3.70%, 11/15/18 (b)	14,000	14,266
5.88%, 10/15/19 (b)	500,000	538,029
Duke Realty LP
4.38%, 06/15/22 (b)	250,000	268,809
Government Properties Income Trust
4.00%, 07/15/22 (b)	175,000	176,048
Healthcare Trust of America Holdings LP
2.95%, 07/01/22 (b)	250,000	253,534
Kimco Realty Corp.
6.88%, 10/01/19	500,000	548,591
Simon Property Group LP
2.50%, 09/01/20 (b)	28,000	28,487

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Welltower, Inc.
4.13%, 04/01/19 (b)	19,000	19,570
		1,847,334
		41,003,388

Industrial 14.6%
Basic Industry 0.8%
Agrium, Inc.
6.75%, 01/15/19	14,000	14,867
3.15%, 10/01/22 (b)	200,000	205,964
Barrick North America Finance LLC
4.40%, 05/30/21	125,000	135,314
Domtar Corp.
4.40%, 04/01/22 (b)	250,000	264,254
International Paper Co.
4.75%, 02/15/22 (b)	270,000	296,107
LyondellBasell Industries N.V.
5.00%, 04/15/19 (b)	33,000	34,363
The Dow Chemical Co.
8.55%, 05/15/19	350,000	388,452
4.25%, 11/15/20 (b)	14,000	14,876
The Sherwin-Williams Co.
2.75%, 06/01/22 (b)	350,000	353,041
Vale Overseas Ltd.
5.63%, 09/15/19	300,000	323,850
5.88%, 06/10/21	511,000	567,823
Westlake Chemical Corp.
4.63%, 02/15/21 (b)	500,000	517,500
		3,116,411
Capital Goods 1.3%
3M Co.
1.63%, 06/15/19	14,000	14,064
Boeing Capital Corp.
4.70%, 10/27/19	22,000	23,394
Caterpillar, Inc.
3.90%, 05/27/21	339,000	361,438
Deere & Co.
4.38%, 10/16/19	125,000	132,167
Fortive Corp.
2.35%, 06/15/21 (b)	361,000	362,032
General Electric Co.
5.50%, 01/08/20	528,000	571,466
5.55%, 05/04/20	178,000	195,073
4.38%, 09/16/20	200,000	214,859
John Deere Capital Corp.
1.95%, 12/13/18	100,000	100,521
1.25%, 10/09/19	100,000	99,202
1.95%, 06/22/20	250,000	251,327
2.55%, 01/08/21	150,000	153,038
2.80%, 03/04/21	100,000	102,579
Johnson Controls International plc
4.25%, 03/01/21	100,000	106,456
L3 Technologies, Inc.
5.20%, 10/15/19	500,000	533,313
4.75%, 07/15/20	14,000	14,996
Lockheed Martin Corp.
1.85%, 11/23/18	8,000	8,011
3.35%, 09/15/21	19,000	19,916
Republic Services, Inc.
3.55%, 06/01/22 (b)	500,000	523,475
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Rockwell Collins, Inc.
2.80%, 03/15/22 (b)	350,000	356,802
Roper Technologies, Inc.
3.00%, 12/15/20 (b)	450,000	461,469
2.80%, 12/15/21 (b)	100,000	101,421
Stanley Black & Decker, Inc.
2.45%, 11/17/18	14,000	14,130
United Technologies Corp.
1.50%, 11/01/19	100,000	99,582
1.95%, 11/01/21 (b)	100,000	99,123
Vulcan Materials Co.
7.50%, 06/15/21	150,000	177,134
		5,096,988
Communications 2.0%
21st Century Fox America, Inc.
6.90%, 03/01/19	200,000	214,379
Activision Blizzard, Inc.
2.60%, 06/15/22 (b)	650,000	653,350
America Movil, S.A.B. de CV
5.00%, 03/30/20	100,000	107,827
American Tower Corp.
3.40%, 02/15/19	169,000	172,652
3.30%, 02/15/21 (b)	500,000	516,194
3.45%, 09/15/21	560,000	581,606
AT&T, Inc.
2.38%, 11/27/18	8,000	8,055
5.80%, 02/15/19	500,000	527,774
5.20%, 03/15/20	14,000	15,053
2.45%, 06/23/20 (b)	17,000	17,157
4.60%, 02/15/21 (b)	17,000	18,163
3.88%, 08/15/21	89,000	93,614
2.85%, 02/14/23 (b)	1,000,000	998,534
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58%, 07/23/20 (b)	300,000	307,986
Crown Castle International Corp.
4.88%, 04/15/22	14,000	15,321
Discovery Communications LLC
5.63%, 08/15/19	154,000	163,921
Electronic Arts, Inc.
3.70%, 03/01/21 (b)	367,000	383,994
NBCUniversal Media LLC
4.38%, 04/01/21	10,000	10,827
The Walt Disney Co.
1.85%, 05/30/19	100,000	100,481
2.15%, 09/17/20	28,000	28,264
Time Warner Cable LLC
5.00%, 02/01/20	500,000	531,272
Time Warner, Inc.
2.10%, 06/01/19	111,000	111,341
Verizon Communications, Inc.
4.50%, 09/15/20	1,225,000	1,314,992
3.50%, 11/01/21	19,000	19,824
Viacom, Inc.
4.50%, 03/01/21	528,000	558,794
3.88%, 12/15/21	100,000	104,043
		7,575,418

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Consumer Cyclical 2.1%
Amazon.com, Inc.
2.60%, 12/05/19 (b)	200,000	203,742
3.30%, 12/05/21 (b)	150,000	157,314
American Honda Finance Corp.
1.20%, 07/12/19	300,000	297,517
2.45%, 09/24/20	100,000	101,733
Costco Wholesale Corp.
2.15%, 05/18/21 (b)	250,000	251,842
CVS Health Corp.
2.25%, 08/12/19 (b)	402,000	405,250
2.13%, 06/01/21 (b)	721,000	719,224
eBay, Inc.
2.15%, 06/05/20	600,000	602,625
Ford Motor Credit Co., LLC
2.38%, 03/12/19	250,000	251,401
3.20%, 01/15/21	250,000	255,214
5.75%, 02/01/21	321,000	353,743
3.34%, 03/18/21	500,000	512,600
General Motors Financial Co., Inc.
2.35%, 10/04/19	200,000	200,574
3.15%, 01/15/20 (b)	600,000	612,569
3.20%, 07/13/20 (b)	117,000	119,551
3.20%, 07/06/21 (b)	100,000	101,849
Kohl's Corp.
4.00%, 11/01/21 (b)	550,000	571,314
Marriott International, Inc.
3.00%, 03/01/19 (b)	65,000	65,829
2.30%, 01/15/22 (b)	28,000	27,837
McDonald's Corp.
2.75%, 12/09/20 (b)	100,000	102,509
Nordstrom, Inc.
4.00%, 10/15/21 (b)	150,000	155,500
Starbucks Corp.
2.00%, 12/05/18 (b)	8,000	8,049
2.10%, 02/04/21 (b)	106,000	107,145
Target Corp.
2.30%, 06/26/19	28,000	28,351
The Home Depot, Inc.
3.95%, 09/15/20 (b)	300,000	318,949
2.00%, 04/01/21 (b)	14,000	14,066
The Priceline Group, Inc.
2.75%, 03/15/23 (b)	250,000	251,572
Toyota Motor Credit Corp.
2.10%, 01/17/19	778,000	784,064
1.90%, 04/08/21	222,000	221,651
Visa, Inc.
2.20%, 12/14/20 (b)	250,000	253,193
Wal-Mart Stores, Inc.
3.63%, 07/08/20	11,000	11,618
3.25%, 10/25/20	11,000	11,524
Walgreens Boots Alliance, Inc.
2.70%, 11/18/19 (b)	11,000	11,191
		8,091,110
Consumer Non-Cyclical 3.9%
Abbott Laboratories
2.80%, 09/15/20 (b)	200,000	203,472
2.90%, 11/30/21 (b)	339,000	345,182
AbbVie, Inc.
2.50%, 05/14/20 (b)	400,000	405,378
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Allergan Funding SCS
3.00%, 03/12/20 (b)	500,000	510,534
Altria Group, Inc.
2.63%, 01/14/20 (b)	314,000	319,748
Amgen, Inc.
3.45%, 10/01/20	150,000	156,223
2.65%, 05/11/22 (b)	500,000	504,544
Anheuser-Busch InBev Finance, Inc.
1.90%, 02/01/19	11,000	11,031
2.15%, 02/01/19	878,000	884,148
2.65%, 02/01/21 (b)	477,000	487,077
AstraZeneca PLC
1.75%, 11/16/18	11,000	11,002
2.38%, 11/16/20	350,000	353,146
Baxalta, Inc.
2.88%, 06/23/20 (b)	150,000	152,741
Becton Dickinson & Co.
2.40%, 06/05/20	250,000	251,514
Becton Dickinson and Co.
3.13%, 11/08/21	250,000	256,588
2.89%, 06/06/22 (b)	250,000	251,369
Biogen, Inc.
2.90%, 09/15/20	375,000	384,060
Bristol-Myers Squibb Co.
1.60%, 02/27/19	750,000	750,127
Celgene Corp.
2.88%, 08/15/20	28,000	28,733
Constellation Brands, Inc.
6.00%, 05/01/22	175,000	201,559
Express Scripts Holding Co.
3.30%, 02/25/21 (b)	14,000	14,480
4.75%, 11/15/21	350,000	381,277
General Mills, Inc.
5.65%, 02/15/19	100,000	105,419
Gilead Sciences, Inc.
2.55%, 09/01/20	28,000	28,512
Johnson & Johnson
1.13%, 03/01/19	350,000	348,692
Kimberly-Clark Corp.
1.90%, 05/22/19	17,000	17,104
Kraft Heinz Foods Co.
2.80%, 07/02/20 (b)	500,000	509,440
McKesson Corp.
2.28%, 03/15/19	761,000	765,839
Medtronic, Inc.
2.50%, 03/15/20	153,000	155,696
Merck & Co., Inc.
1.85%, 02/10/20	350,000	351,225
3.88%, 01/15/21 (b)	200,000	212,525
Molson Coors Brewing Co.
2.10%, 07/15/21 (b)	14,000	13,861
Mylan N.V.
3.75%, 12/15/20 (b)	14,000	14,509
Mylan, Inc.
2.55%, 03/28/19	14,000	14,072
Newell Brands, Inc.
2.60%, 03/29/19	288,000	291,239
3.15%, 04/01/21 (b)	550,000	566,143
Novartis Securities Investment Ltd.
5.13%, 02/10/19	17,000	17,853

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
PepsiCo, Inc.
4.50%, 01/15/20	11,000	11,745
1.85%, 04/30/20 (b)	514,000	516,450
3.13%, 11/01/20	200,000	208,242
1.70%, 10/06/21 (b)	11,000	10,885
Pfizer, Inc.
2.10%, 05/15/19	433,000	437,343
2.20%, 12/15/21	250,000	252,690
Philip Morris International, Inc.
4.50%, 03/26/20	300,000	319,612
Quest Diagnostics, Inc.
2.50%, 03/30/20 (b)	17,000	17,152
Reynolds American, Inc.
3.25%, 06/12/20	300,000	309,160
Sysco Corp.
2.60%, 10/01/20 (b)	300,000	305,181
The Coca-Cola Co.
1.88%, 10/27/20	11,000	11,056
1.55%, 09/01/21	150,000	148,317
3.30%, 09/01/21	28,000	29,525
2.20%, 05/25/22	500,000	505,282
The JM Smucker Co.
2.50%, 03/15/20	14,000	14,187
3.00%, 03/15/22	800,000	821,679
The Kroger Co.
2.80%, 08/01/22 (b)	250,000	252,140
Thermo Fisher Scientific, Inc.
2.40%, 02/01/19	250,000	251,909
		14,698,617
Energy 2.0%
BP Capital Markets PLC
2.24%, 09/26/18	175,000	176,230
3.06%, 03/17/22	600,000	620,885
Canadian Natural Resources Ltd.
2.95%, 01/15/23 (b)	500,000	501,509
Chevron Corp.
2.19%, 11/15/19 (b)	28,000	28,333
2.42%, 11/17/20 (b)	250,000	254,240
2.50%, 03/03/22 (b)	500,000	509,504
Enbridge Energy Partners LP
4.38%, 10/15/20 (b)	150,000	158,016
Enbridge, Inc.
2.90%, 07/15/22 (b)	500,000	503,778
Encana Corp.
6.50%, 05/15/19	100,000	106,989
Energy Transfer LP
4.15%, 10/01/20 (b)	41,000	42,815
4.65%, 06/01/21 (b)	400,000	425,775
EnLink Midstream Partners LP
2.70%, 04/01/19 (b)	250,000	250,435
Enterprise Products Operating LLC
5.20%, 09/01/20	400,000	434,791
2.85%, 04/15/21 (b)	14,000	14,249
EOG Resources, Inc.
2.45%, 04/01/20 (b)	264,000	266,109
Exxon Mobil Corp.
2.22%, 03/01/21 (b)	500,000	506,543
Husky Energy, Inc.
7.25%, 12/15/19	100,000	111,023
Kinder Morgan Energy Partners LP
2.65%, 02/01/19	167,000	168,349
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Kinder Morgan, Inc.
6.50%, 09/15/20	100,000	111,557
Occidental Petroleum Corp.
4.10%, 02/01/21 (b)	222,000	236,546
Plains All American Pipeline LP/PAA Finance Corp.
5.00%, 02/01/21 (b)	278,000	293,895
Regency Energy Partners LP/Regency Energy Finance Corp.
5.75%, 09/01/20 (b)	100,000	108,029
Sabine Pass Liquefaction LLC
6.25%, 03/15/22 (b)	350,000	392,475
Shell International Finance BV
1.63%, 11/10/18	100,000	100,138
4.30%, 09/22/19	200,000	210,380
2.13%, 05/11/20	400,000	404,375
1.75%, 09/12/21	200,000	198,359
Total Capital International S.A.
2.10%, 06/19/19	19,000	19,187
Total Capital S.A.
4.45%, 06/24/20	200,000	214,803
Valero Energy Corp.
9.38%, 03/15/19	150,000	166,643
		7,535,960
Technology 2.2%
Apple, Inc.
2.10%, 05/06/19	200,000	202,063
1.90%, 02/07/20	1,000,000	1,006,032
2.00%, 05/06/20	228,000	230,138
2.25%, 02/23/21 (b)	28,000	28,329
1.55%, 08/04/21 (b)	125,000	123,326
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.00%, 01/15/22 (b)(c)	100,000	101,460
Cisco Systems, Inc.
2.45%, 06/15/20	14,000	14,291
2.20%, 02/28/21	125,000	126,396
1.85%, 09/20/21 (b)	11,000	10,954
Dell International LLC/EMC Corp.
4.42%, 06/15/21 (b)(c)	28,000	29,529
Hewlett Packard Enterprise Co.
3.60%, 10/15/20 (b)	250,000	259,581
Intel Corp.
1.85%, 05/11/20	250,000	250,547
2.45%, 07/29/20	100,000	102,265
International Business Machines Corp.
1.80%, 05/17/19	250,000	250,970
1.63%, 05/15/20	350,000	349,595
Lam Research Corp.
2.75%, 03/15/20 (b)	500,000	510,234
Microsoft Corp.
1.30%, 11/03/18	14,000	13,995
1.10%, 08/08/19	150,000	148,975
1.85%, 02/12/20 (b)	65,000	65,386
2.00%, 11/03/20 (b)	400,000	403,612
1.55%, 08/08/21 (b)	500,000	493,265
NVIDIA Corp.
2.20%, 09/16/21 (b)	500,000	501,217
Oracle Corp.
2.25%, 10/08/19	500,000	506,680
1.90%, 09/15/21 (b)	433,000	432,164
QUALCOMM, Inc.
2.10%, 05/20/20	500,000	503,900

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
Texas Instruments, Inc.
1.75%, 05/01/20 (b)	150,000	150,237
1.85%, 05/15/22 (b)	800,000	793,409
VMware, Inc.
2.30%, 08/21/20	500,000	501,816
2.95%, 08/21/22 (b)	350,000	351,603
		8,461,969
Transportation 0.3%
Burlington Northern Santa Fe LLC
3.05%, 09/01/22 (b)	400,000	414,173
Canadian National Railway Co.
5.55%, 03/01/19	165,000	174,420
FedEx Corp.
2.30%, 02/01/20	150,000	151,635
Ryder System, Inc.
2.55%, 06/01/19 (b)	17,000	17,189
2.88%, 09/01/20 (b)	100,000	102,278
Southwest Airlines Co.
2.75%, 11/06/19 (b)	11,000	11,191
Union Pacific Corp.
2.25%, 02/15/19	350,000	353,629
4.00%, 02/01/21 (b)	28,000	29,832
		1,254,347
		55,830,820

Utility 1.2%
Electric 1.1%
Commonwealth Edison Co.
2.15%, 01/15/19 (b)	28,000	28,183
Dominion Energy, Inc.
2.50%, 12/01/19 (b)	300,000	303,673
Duke Energy Corp.
1.80%, 09/01/21 (b)	328,000	323,747
Duke Energy Progress LLC
3.00%, 09/15/21 (b)	200,000	206,385
Edison International
2.13%, 04/15/20	217,000	218,285
Entergy Corp.
5.13%, 09/15/20 (b)	200,000	215,903
Exelon Corp.
3.50%, 06/01/22 (b)(f)	500,000	518,854
Exelon Generation Co., LLC
2.95%, 01/15/20 (b)	350,000	356,645
National Rural Utilities Cooperative Finance Corp.
1.65%, 02/08/19	100,000	100,057
2.35%, 06/15/20 (b)	11,000	11,122
2.40%, 04/25/22 (b)	250,000	253,182
NV Energy, Inc.
6.25%, 11/15/20	500,000	562,749
Ohio Power Co.
5.38%, 10/01/21	150,000	168,171
Pacific Gas & Electric Co.
3.50%, 10/01/20 (b)	500,000	521,326
PG&E Corp.
2.40%, 03/01/19 (b)	14,000	14,101
PPL Capital Funding, Inc.
4.20%, 06/15/22 (b)	500,000	540,129
Security Rate, Maturity Date	Face Amount ($)	Value ($)
Xcel Energy, Inc.
2.40%, 03/15/21 (b)	100,000	100,995
		4,443,507
Natural Gas 0.1%
Atmos Energy Corp.
8.50%, 03/15/19	88,000	96,801
ONE Gas, Inc.
2.07%, 02/01/19 (b)	100,000	100,350
Sempra Energy
1.63%, 10/07/19	11,000	10,956
		208,107
		4,651,614
Total Corporates
(Cost $101,068,255)		101,485,822

Treasuries 61.3% of net assets
Bonds
9.00%, 11/15/18	290,000	316,950
8.88%, 02/15/19	65,000	72,154
8.13%, 08/15/19	415,000	469,404
8.50%, 02/15/20	30,000	35,200
8.75%, 05/15/20	275,000	328,888
8.75%, 08/15/20	350,000	423,801
7.88%, 02/15/21	365,000	442,719
8.13%, 05/15/21	425,000	525,489
8.13%, 08/15/21	30,000	37,515
8.00%, 11/15/21	105,000	132,193
Notes
1.00%, 09/15/18	1,617,600	1,613,524
0.75%, 09/30/18	1,558,300	1,549,869
1.38%, 09/30/18	2,755,200	2,758,698
0.88%, 10/15/18	2,543,800	2,533,168
0.75%, 10/31/18	1,927,100	1,915,733
1.25%, 10/31/18	2,128,400	2,128,234
1.75%, 10/31/18	2,322,800	2,336,138
1.25%, 11/15/18	2,002,800	2,002,722
3.75%, 11/15/18	1,801,500	1,854,349
1.00%, 11/30/18	1,832,900	1,826,886
1.25%, 11/30/18	2,015,300	2,014,828
1.38%, 11/30/18	1,110,200	1,111,631
1.25%, 12/15/18	880,300	880,094
1.25%, 12/31/18	1,675,000	1,674,444
1.38%, 12/31/18	695,000	695,882
1.50%, 12/31/18	1,721,500	1,726,577
1.13%, 01/15/19	1,347,200	1,344,463
1.13%, 01/31/19	1,361,200	1,358,089
1.25%, 01/31/19	270,000	269,884
1.50%, 01/31/19	1,404,100	1,408,241
0.75%, 02/15/19	820,000	813,674
2.75%, 02/15/19	1,280,000	1,306,725
1.13%, 02/28/19	1,600,000	1,596,250
1.38%, 02/28/19	560,300	561,022
1.50%, 02/28/19	1,507,900	1,512,377
1.00%, 03/15/19	1,628,900	1,621,710
1.25%, 03/31/19	1,643,400	1,642,116
1.50%, 03/31/19	830,000	832,756
1.63%, 03/31/19	1,522,900	1,530,842
0.88%, 04/15/19	1,008,300	1,001,289
1.25%, 04/30/19	2,310,000	2,307,834
1.63%, 04/30/19	2,100,000	2,111,402
0.88%, 05/15/19	870,000	863,679
3.13%, 05/15/19	1,355,000	1,396,338
1.13%, 05/31/19	415,800	414,533

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.25%, 05/31/19	950,000	949,035
1.50%, 05/31/19	1,695,000	1,700,363
0.88%, 06/15/19	1,035,500	1,027,592
1.00%, 06/30/19	525,000	522,119
1.25%, 06/30/19	1,800,000	1,797,785
1.63%, 06/30/19	1,569,100	1,577,742
0.75%, 07/15/19	1,420,000	1,405,134
0.88%, 07/31/19	925,300	917,673
1.38%, 07/31/19	1,250,000	1,251,294
1.63%, 07/31/19	2,190,000	2,202,319
0.75%, 08/15/19	1,290,000	1,275,765
3.63%, 08/15/19	1,715,000	1,791,036
1.00%, 08/31/19	470,000	467,035
1.25%, 08/31/19	1,000,000	998,516
1.63%, 08/31/19	1,810,500	1,820,932
0.88%, 09/15/19	1,435,500	1,422,379
1.00%, 09/30/19	1,235,500	1,227,344
1.75%, 09/30/19	1,560,500	1,573,606
1.00%, 10/15/19	970,000	963,218
1.25%, 10/31/19	220,200	219,796
1.50%, 10/31/19	1,966,700	1,973,076
1.00%, 11/15/19	1,270,000	1,260,549
3.38%, 11/15/19	1,635,000	1,707,170
1.00%, 11/30/19	550,000	545,918
1.50%, 11/30/19	1,774,300	1,780,364
1.38%, 12/15/19	1,370,000	1,370,749
1.13%, 12/31/19	650,000	646,661
1.63%, 12/31/19	1,555,300	1,564,747
1.38%, 01/15/20	1,720,000	1,720,605
1.25%, 01/31/20	2,030,000	2,024,647
1.38%, 01/31/20	1,737,900	1,738,409
1.38%, 02/15/20	1,605,000	1,605,219
3.63%, 02/15/20	2,879,500	3,036,804
1.25%, 02/29/20	1,390,000	1,385,873
1.38%, 02/29/20	1,968,600	1,968,562
1.63%, 03/15/20	1,900,000	1,911,727
1.13%, 03/31/20	1,000,000	993,652
1.38%, 03/31/20	2,370,000	2,370,000
1.50%, 04/15/20	2,250,000	2,256,592
1.13%, 04/30/20	1,420,000	1,410,404
1.38%, 04/30/20	2,535,500	2,534,807
1.50%, 05/15/20	1,500,000	1,504,102
3.50%, 05/15/20	1,789,300	1,889,144
1.38%, 05/31/20	1,700,000	1,699,203
1.50%, 05/31/20	1,938,100	1,943,248
1.50%, 06/15/20	1,500,000	1,503,867
1.63%, 06/30/20	2,682,900	2,698,410
1.88%, 06/30/20	935,000	947,108
1.50%, 07/15/20	2,000,000	2,004,375
1.63%, 07/31/20	2,245,000	2,257,847
2.00%, 07/31/20	1,860,000	1,890,552
1.50%, 08/15/20	900,000	901,811
2.63%, 08/15/20	1,890,000	1,955,006
1.38%, 08/31/20	1,895,000	1,891,336
2.13%, 08/31/20	1,757,400	1,792,514
1.38%, 09/30/20	2,141,900	2,136,587
2.00%, 09/30/20	1,130,000	1,148,362
1.38%, 10/31/20	2,010,500	2,004,256
1.75%, 10/31/20	1,565,000	1,578,296
2.63%, 11/15/20	3,280,300	3,397,161
1.63%, 11/30/20	2,044,000	2,052,743
2.00%, 11/30/20	1,430,500	1,453,634
1.75%, 12/31/20	2,460,500	2,480,059
2.38%, 12/31/20	1,058,100	1,088,107
1.38%, 01/31/21	3,745,000	3,727,957
2.13%, 01/31/21	1,035,000	1,056,165
3.63%, 02/15/21	2,595,000	2,778,931
1.13%, 02/28/21	2,804,300	2,766,234
Security Rate, Maturity Date	Face Amount ($)	Value ($)
2.00%, 02/28/21	633,800	644,050
1.25%, 03/31/21	995,300	985,289
2.25%, 03/31/21	387,100	396,649
1.38%, 04/30/21	550,500	546,973
2.25%, 04/30/21	300,000	307,430
3.13%, 05/15/21	585,000	618,078
1.38%, 05/31/21	522,900	519,172
2.00%, 05/31/21	310,000	314,880
1.13%, 06/30/21	1,222,900	1,202,335
2.13%, 06/30/21	305,000	311,160
1.13%, 07/31/21	1,748,400	1,717,701
2.25%, 07/31/21	937,600	960,784
2.13%, 08/15/21	1,096,800	1,119,229
1.13%, 08/31/21	1,539,500	1,511,146
2.00%, 08/31/21	330,000	335,014
1.13%, 09/30/21	2,553,400	2,503,829
2.13%, 09/30/21	1,530,000	1,560,720
1.25%, 10/31/21	1,596,400	1,572,236
2.00%, 10/31/21	1,115,500	1,132,102
2.00%, 11/15/21	2,625,200	2,666,116
1.75%, 11/30/21	1,710,900	1,718,753
1.88%, 11/30/21	1,829,300	1,848,093
2.00%, 12/31/21	2,274,600	2,307,786
2.13%, 12/31/21	1,530,300	1,560,547
1.50%, 01/31/22	1,525,300	1,514,754
1.88%, 01/31/22	1,744,300	1,760,176
2.00%, 02/15/22	1,715,300	1,740,996
1.75%, 02/28/22	1,943,800	1,951,013
1.88%, 02/28/22	1,829,800	1,846,490
1.75%, 03/31/22	1,910,000	1,915,820
1.88%, 03/31/22	1,905,000	1,921,222
1.75%, 04/30/22	1,850,000	1,855,022
1.88%, 04/30/22	2,070,000	2,086,778
1.75%, 05/15/22	1,750,000	1,755,298
1.75%, 05/31/22	1,950,000	1,955,103
1.88%, 05/31/22	1,800,000	1,814,625
1.75%, 06/30/22	2,000,000	2,004,062
2.13%, 06/30/22	1,700,000	1,732,340
1.88%, 07/31/22	2,400,000	2,418,094
2.00%, 07/31/22	1,700,000	1,722,512
1.63%, 08/15/22	2,000,000	1,992,461
1.75%, 08/31/22	2,250,000	2,241,255
1.88%, 08/31/22	2,000,000	2,014,141
Total Treasuries
(Cost $232,759,748)		233,366,781

Government Related 11.5% of net assets

Agency 6.4%
Foreign 2.9%
Austria 0.1%
Oesterreichische Kontrollbank AG
1.50%, 10/21/20	250,000	248,532
1.88%, 01/20/21	55,000	55,260
		303,792
Canada 0.2%
Export Development Canada
1.63%, 12/03/19	250,000	250,665
1.63%, 01/17/20	400,000	401,366
		652,031

Schwab Taxable Bond Funds  |  Annual Report
See financial notes

Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
China 0.1%
Industrial & Commercial Bank of China Ltd.
2.45%, 10/20/21	250,000	248,814
Colombia 0.1%
Ecopetrol S.A.
4.25%, 09/18/18	364,000	373,464
Germany 1.5%
Kreditanstalt Fuer Wiederaufbau
1.13%, 11/16/18 (d)	317,000	316,048
1.50%, 02/06/19 (d)	750,000	750,719
1.88%, 04/01/19 (d)	805,000	810,601
1.50%, 04/20/20 (d)	575,000	574,449
1.88%, 06/30/20 (d)	453,000	456,709
1.88%, 11/30/20 (d)	572,000	576,006
2.38%, 08/25/21 (d)	39,000	39,932
2.63%, 01/25/22 (d)	555,000	574,129
2.13%, 03/07/22 (d)	300,000	303,787
2.13%, 06/15/22 (d)	1,000,000	1,011,682
Landwirtschaftliche Rentenbank
1.88%, 09/17/18 (d)	14,000	14,072
1.38%, 10/23/19 (d)	200,000	199,528
		5,627,662
Japan 0.2%
Japan Bank for International Corp.
2.25%, 02/24/20	200,000	201,767
1.75%, 05/28/20	14,000	13,938
2.13%, 07/21/20	250,000	251,380
1.88%, 04/20/21	200,000	198,614
Japan Finance Corp.
2.13%, 02/07/19	325,000	326,538
		992,237
Mexico 0.2%
Petroleos Mexicanos
5.50%, 02/04/19	100,000	104,700
8.00%, 05/03/19	600,000	658,500
5.50%, 01/21/21	150,000	160,987
		924,187
Norway 0.1%
Statoil ASA
5.25%, 04/15/19	100,000	105,558
2.25%, 11/08/19	250,000	252,797
2.90%, 11/08/20	100,000	103,091
		461,446
Republic of Korea 0.3%
Export-Import Bank of Korea
2.50%, 05/10/21	17,000	17,025
4.38%, 09/15/21	500,000	535,045
2.75%, 01/25/22	500,000	504,139
		1,056,209
Sweden 0.1%
Svensk Exportkredit AB
1.13%, 08/28/19	250,000	247,760
2.38%, 03/09/22	300,000	305,678
		553,438
		11,193,280
Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. 3.5%
Fannie Mae
1.88%, 09/18/18	200,000	201,292
1.13%, 10/19/18	50,000	49,912
1.63%, 11/27/18	500,000	502,133
1.88%, 02/19/19	500,000	503,862
1.00%, 02/26/19	300,000	298,559
1.75%, 06/20/19	55,000	55,391
1.25%, 07/26/19 (b)	28,000	27,850
1.75%, 09/12/19	69,000	69,444
1.00%, 10/24/19	800,000	793,221
1.75%, 11/26/19	322,000	324,481
1.65%, 01/27/20 (b)	83,000	83,013
1.50%, 02/28/20	500,000	500,714
1.50%, 07/30/20	500,000	499,849
1.38%, 02/26/21	500,000	497,298
1.25%, 08/17/21	28,000	27,598
1.88%, 04/05/22	500,000	503,254
Federal Home Loan Bank
2.00%, 09/14/18	55,000	55,423
1.25%, 01/16/19	300,000	299,699
1.38%, 03/18/19	250,000	250,161
1.63%, 06/14/19	250,000	251,040
1.13%, 06/21/19	750,000	747,164
1.38%, 11/15/19	1,200,000	1,199,125
1.75%, 07/13/20 (b)	400,000	400,087
1.38%, 02/18/21	500,000	497,263
1.75%, 03/12/21	110,000	110,636
1.13%, 07/14/21	550,000	539,797
1.88%, 11/29/21	250,000	252,094
Freddie Mac
1.10%, 09/13/18 (b)	55,000	54,863
0.88%, 10/12/18	69,000	68,688
1.38%, 02/28/19 (b)	600,000	599,724
1.75%, 05/30/19	483,000	486,455
0.88%, 07/19/19	250,000	247,708
1.60%, 07/26/19 (b)	250,000	250,063
1.38%, 08/15/19	250,000	249,875
1.25%, 10/02/19	1,000,000	996,126
1.38%, 04/20/20	600,000	598,867
2.38%, 01/13/22	28,000	28,766
Tennessee Valley Authority
3.88%, 02/15/21	250,000	268,169
		13,389,664
		24,582,944

Local Authority 0.6%
Foreign 0.5%
Canada 0.5%
Province of Alberta
1.90%, 12/06/19	450,000	451,188
Province of Manitoba
2.13%, 05/04/22	100,000	100,323
Province of Ontario
1.63%, 01/18/19	500,000	500,666
2.00%, 01/30/19	14,000	14,091
4.40%, 04/14/20	506,000	540,037
2.40%, 02/08/22	55,000	55,881
Province of Quebec
2.75%, 08/25/21	300,000	309,249
2.38%, 01/31/22	100,000	101,728
		2,073,163
		2,073,163

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

Security Rate, Maturity Date	Face Amount ($)	Value ($)
U.S. 0.1%
California
GO Bonds Series 2009
6.20%, 10/01/19	250,000	273,498
		2,346,661

Sovereign 0.7%
Colombia 0.1%
Republic of Colombia
7.38%, 03/18/19	100,000	108,400
11.75%, 02/25/20	14,000	17,304
		125,704
Hungary 0.1%
Hungary Government International Bond
6.25%, 01/29/20	14,000	15,316
6.38%, 03/29/21	158,000	179,264
5.75%, 11/22/23	210,000	245,705
		440,285
Mexico 0.1%
United Mexican States
5.13%, 01/15/20	322,000	347,760
Panama 0.0%
Republic of Panama
5.20%, 01/30/20	11,000	11,935
Philippines 0.2%
Republic of the Philippines
4.00%, 01/15/21	750,000	800,629
Poland 0.2%
Republic of Poland
6.38%, 07/15/19	750,000	815,458
		2,541,771

Supranational* 3.8%
African Development Bank
1.63%, 10/02/18	19,000	19,051
1.13%, 09/20/19	500,000	496,449
1.25%, 07/26/21	14,000	13,745
Asian Development Bank
1.75%, 09/11/18	25,000	25,104
1.38%, 01/15/19	300,000	299,950
1.88%, 04/12/19	14,000	14,096
1.75%, 01/10/20	950,000	955,981
1.50%, 01/22/20	30,000	30,004
1.63%, 03/16/21	17,000	16,972
2.00%, 02/16/22	750,000	756,722
Corp. Andina de Fomento
2.13%, 09/27/21	250,000	249,095
European Bank for Reconstruction & Development
1.63%, 11/15/18	164,000	164,358
1.75%, 11/26/19	761,000	763,882
1.50%, 03/16/20	14,000	13,983
1.63%, 05/05/20	600,000	600,893
European Investment Bank
1.88%, 03/15/19	55,000	55,362
1.63%, 03/16/20	200,000	200,395
Security Rate, Maturity Date	Face Amount ($)	Value ($)
1.38%, 06/15/20	1,303,000	1,295,630
2.00%, 03/15/21	800,000	807,989
2.50%, 04/15/21	325,000	333,796
2.13%, 10/15/21	55,000	55,678
2.25%, 03/15/22	400,000	406,814
2.38%, 06/15/22	1,000,000	1,022,660
Inter-American Development Bank
1.00%, 05/13/19	178,000	176,506
1.13%, 09/12/19	150,000	148,819
1.75%, 10/15/19	28,000	28,144
3.88%, 02/14/20	200,000	211,054
1.63%, 05/12/20	750,000	751,553
1.38%, 07/15/20	14,000	13,904
1.88%, 03/15/21	30,000	30,209
International Bank for Reconstruction & Development
1.00%, 10/05/18	39,000	38,845
1.88%, 03/15/19	852,000	857,598
1.38%, 03/30/20	800,000	797,010
2.13%, 11/01/20	500,000	507,581
1.63%, 03/09/21	14,000	13,980
1.38%, 05/24/21	700,000	692,189
2.00%, 01/26/22	300,000	302,542
International Finance Corp.
1.75%, 09/04/18	11,000	11,044
1.75%, 09/16/19	1,014,000	1,019,650
1.75%, 03/30/20	250,000	251,384
1.13%, 07/20/21	25,000	24,438
Nordic Investment Bank
1.13%, 02/25/19	14,000	13,947
		14,489,006
Total Government Related
(Cost $43,837,872)		43,960,382
Security	Number of Shares	Value ($)
Other Investment Company 0.6% of net assets

Money Market Fund 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.93% (e)	2,109,228	2,109,228
Total Other Investment Company
(Cost $2,109,228)		2,109,228
*	Supranational bonds represent the debt of international organizations or institutions such as the World Bank, the International Monetary Fund, regional multilateral development banks and others.
(a)	Variable-rate security.
(b)	The effective maturity may be shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or as the result of embedded demand features (puts or calls).
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $130,989 or 0.0% of net assets.
(d)	Guaranteed by the Republic of Germany.
(e)	The rate shown is the 7-day yield.
(f)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.

GO —	General obligation
LIBOR —	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.

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Schwab Short-Term Bond Index Fund
Portfolio Holdings as of August 31, 2017 (continued)

The following is a summary of the inputs used to value the fund's investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Corporates [1]	$—	$101,485,822	$—	$101,485,822
Treasuries	—	233,366,781	—	233,366,781
Government Related[1]	—	43,960,382	—	43,960,382
Other Investment Company[1]	2,109,228	—	—	2,109,228
Total	$2,109,228	$378,812,985	$—	$380,922,213
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.

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Schwab Short-Term Bond Index Fund
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $379,775,103)		$380,922,213
Receivables:
Investments sold		10,820,327
Fund shares sold		2,819,869
Interest		1,910,048
Dividends	+	1,656
Total assets		396,474,113
Liabilities
Payables:
Investments bought		15,292,330
Investment adviser fees		16,782
Fund shares redeemed		336,873
Distributions to shareholders	+	69,522
Total liabilities		15,715,507
Net Assets
Total assets		396,474,113
Total liabilities	–	15,715,507
Net assets		$380,758,606
Net Assets by Source
Capital received from investors		379,662,405
Net realized capital losses		(50,909)
Net unrealized capital appreciation		1,147,110

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$380,758,606		37,922,874		$10.04

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Schwab Short-Term Bond Index Fund
Statement of Operations

For the period February 23, 2017* through August 31, 2017
Investment Income
Interest		$1,761,860
Dividends	+	8,307
Total investment income		1,770,167
Expenses
Investment adviser fees		62,294
Total expenses	–	62,294
Net investment income		1,707,873
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(50,909)
Net change in unrealized appreciation (depreciation) on investments	+	1,147,110
Net realized and unrealized gains		1,096,201
Increase in net assets resulting from operations		$2,804,074
*	Commencement of operations.

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Schwab Short-Term Bond Index Fund
Statement of Changes in Net Assets

For the current period only. Because the fund commenced operations on February 23, 2017, it has no prior report period
Operations
	2/23/17*-8/31/17
Net investment income		$1,707,873
Net realized losses		(50,909)
Net change in unrealized appreciation (depreciation)	+	1,147,110
Increase in net assets from operations		2,804,074
Distributions to Shareholders
Distributions from net investment income		(1,707,873)

Transactions in Fund Shares
		2/23/17*-8/31/17
		SHARES	VALUE
Shares sold		43,715,274	$437,693,873
Shares reinvested		147,906	1,481,640
Shares redeemed	+	(5,940,306)	(59,513,108)
Net transactions in fund shares		37,922,874	$379,662,405
Shares Outstanding and Net Assets
		2/23/17*-8/31/17
		SHARES	NET ASSETS
Beginning of period		—	$—
Total increase	+	37,922,874	380,758,606
End of period		37,922,874	$380,758,606
*	Commencement of operations.

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Schwab Taxable Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Intermediate-Term Bond Fund	Schwab Tax-Free Bond Fund™
Schwab GNMA Fund	Schwab California Tax-Free Bond Fund™
Schwab Treasury Inflation Protected Securities Index Fund	Schwab 1000 Index® Fund
Schwab U.S. Aggregate Bond Index Fund	Schwab Global Real Estate Fund™
Schwab Short-Term Bond Index Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund both commenced operations on February 23, 2017.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The funds invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security's market value.
•   Underlying funds: Mutual funds are valued at their respective NAVs.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of August 31, 2017 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Inflation-Protected Securities: The Schwab Treasury Inflation Protected Securities Index Fund invests in inflation-protected securities. Inflation-protected securities are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the

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Schwab Taxable Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-protected security will be included as an addition or reduction to interest income on the Statement of Operations, even though investors do not receive their principal until maturity.
TBA Commitments: The funds may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date. Payments or proceeds of TBA commitments are not delivered until the contractual settlement date. Unsettled TBA commitments are valued at the current market value generally according to the procedures described above in the Security Valuation section. The funds' use of TBA commitments may cause the funds to experience higher portfolio turnover and higher transaction costs.
Agency MBS and TBA Transactions: The Treasury Market Practices Group (TMPG) of the Federal Reserve Bank of New York recommended the margining of certain forward-settling Agency MBS transactions to reduce counterparty credit risk. The TMPG recommended market participants exchange two-way variation margin on a regular basis. The Schwab Intermediate-Term Bond Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab GNMA Fund post and receive variation margin with certain counterparties in instances where the unrealized gain/loss on such transactions exceeds certain pre-determined thresholds. The variation margin, if any, is disclosed on the Statement of Assets and Liabilities.
In August 2016, the Financial Industry Regulatory Authority (FINRA) issued amendments to FINRA Rule 4210 (Margin Requirements). The rule was amended to include the margining of certain forward-settling MBS transactions, including TBAs, and includes some of the practices recommended by the TMPG. The amendments, which will go into effect on June 25, 2018, include provisions regarding the posting and receiving of variation margin with certain counterparties in instances where the unrealized gain/loss on such TBA transactions exceeds certain pre-determined thresholds. Management believes the funds are already in compliance with the amendments that will go into effect on June 25, 2018, and intend to comply with all changes.
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds' Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.
Securities Lending: Under the trust’s Securities Lending Program, a fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides a fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. Each fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the funds or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in each fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between a fund and the lending agent. The aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan. Total costs and expenses, including lending agent fees and broker rebates, associated with securities lending activities under the trust’s Securities Lending Program paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%.
As of August 31, 2017, the funds had no securities on loan.
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income.

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Schwab Taxable Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security's maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund: Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund: Pursuant to the Investment Advisory Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment advisor) and the funds, the investment adviser will pay the operating expenses of each fund, excluding taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to a fund are charged directly to the fund.
Schwab Treasury Inflation Protected Securities Index Fund: Prior to March 1, 2017, expenses that were specific to the fund were charged to the fund. Expenses that were common to all funds within the trust were allocated among the funds in proportion to their average daily net assets. Effective March 1, 2017, pursuant to an Amended and Restated Advisory Agreement between CSIM and the fund, CSIM pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, and brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(f) Agency Mortgage-Backed Securities Charges:
Due to market conditions or other reasons, delivery of U.S. Treasury securities, agency debt and agency mortgage-backed securities may not occur on a timely basis. In these instances, a fund may fail to receive a security purchased causing the fund to be unable to deliver a security sold. The TMPG recommends voluntary fail charges when securities are not delivered as agreed by the parties. These fails charges are included in net realized gains (losses) on each fund's Statement of Operations, if any.
(g) Distributions to Shareholders:
The funds, except for the Schwab Treasury Inflation Protected Securities Index Fund, declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The Schwab Treasury Inflation Protected Securities Index Fund declares and pays distributions from net investment income, if any, quarterly. All the funds make distributions from net realized capital gains, if any, once a year.
(h) Custody Credit:
Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses. Schwab Treasury Inflation Protected Securities Index Fund also participated in the above arrangement until February 28, 2017.
(i) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

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Schwab Taxable Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(j) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(k) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(l) Recent Accounting Standards:
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

3. Risk Factors:
The funds invest mainly in corporate bonds, mortgage-backed and asset-backed securities, government or municipal obligations, and other debt securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Interest Rate Risk. The funds’ investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a rise in interest rates could cause the fund’s share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.
Tracking Error Risk. Certain funds are designed to track the performance of their comparative index, although they may not be successful in doing so. The divergence between the performance of a fund and its comparative index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
Prepayment and Extension Risk. The funds’ portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.
High Yield Risk. High-yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the funds may invest in are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

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Schwab Taxable Bond Funds
Financial Notes (continued)

3. Risk Factors (continued):
Foreign Investment Risk. Certain funds' investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of a fund's investments, and could impair a fund's ability to meet its investment objective or invest in accordance with its investment strategy. To the extent a fund’s investments in a single country or a limited number of countries represent a larger percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political and social conditions in those countries and it may be subject to increased price volatility.
Emerging Market Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a fund's investments in emerging market countries, and at times, it may be difficult to value such investments.
Mortgage-Backed and Mortgage Pass-Through Securities Risk. Certain of the mortgage-backed securities in which a fund may invest are not backed by the full faith and credit of the U.S. government and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it was not obligated to do so. Mortgage-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates — both increases and decreases — may quickly and significantly affect the value of certain mortgage-backed securities. Transactions in mortgage pass-through securities often occur through To Be Announced (TBA) transactions. Default by or bankruptcy of a counterparty to a TBA transaction would expose a fund to possible losses because of an adverse market action, expenses, or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction.
Mortgage Dollar Rolls Risk. Mortgage dollar rolls are transactions in which a fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. A fund’s mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.
Derivatives Risk. Certain funds may invest in derivative instruments. The principal types of derivatives used by the funds are futures contracts. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk and market risk, are discussed elsewhere in this section. A fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested. However, these risks are less severe when a fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the funds to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Inflation Protected Security Risk. The value of inflation-protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

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Schwab Taxable Bond Funds
Financial Notes (continued)

3. Risk Factors (continued):
Leverage Risk. Certain fund transactions, such as derivatives and mortgage dollar rolls, may give rise to a form of leverage and may expose the funds to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of a fund's portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Advisory Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
% of Average Daily Net Assets	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund*
First $500 million	0.30%	0.30%	0.30%
Over $500 million	0.22%	0.22%	0.22%
* Effective March 1, 2017, the advisory fee of the Schwab Treasury Inflation Protected Securities Index Fund was reduced to 0.05%.
The advisory fees of the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund are 0.04% and 0.06%, respectively.
For the period ended August 31, 2017, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund's average daily net assets were as follows:
Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
0.30%	0.30%	0.16%	0.04%	0.06%
Shareholder Servicing
Schwab GNMA Fund, Schwab Intermediate-Term Bond Fund, and Schwab Treasury Inflation Protected Securities Index Fund: The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
Effective March 1, 2017, the Plan was terminated with respect to the Schwab Treasury Inflation Protected Securities Index Fund and the fund is no longer charged shareholder servicing fees.

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Schwab Taxable Bond Funds
Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation). The expense limitation as a percentage of average daily net assets is 0.45% and 0.55%, respectively, for the Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund.
Effective March 1, 2017, the expense limitation was terminated for the Schwab Treasury Inflation Protected Securities Index Fund. Under the new fee structure, CSIM pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.
Prior to March 1, 2017, Schwab Treasury Inflation Protected Securities Index Fund's expense limitation as a percentage of average daily net assets was 0.19%.
Investments from Affiliates
Certain Schwab funds may own shares of other Schwab funds. The table below reflects the percentage of shares of each fund in this report that are owned by other Schwab funds as of August 31, 2017, as applicable:
	Underlying Funds
	Schwab Intermediate-Term Bond Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Schwab MarketTrack Growth Portfolio	—%	—%	7.9%	—%
Schwab MarketTrack Balanced Portfolio	—%	—%	13.0%	—%
Schwab MarketTrack Conservative Portfolio	—%	—%	10.0%	—%
Schwab MarketTrack Growth Portfolio II	—%	—%	0.3%	—%
Schwab Target 2010 Fund	—%	0.6%	1.0%	1.5%
Schwab Target 2015 Fund	—%	1.0%	1.5%	2.3%
Schwab Target 2020 Fund	1.3%	3.3%	7.4%	9.6%
Schwab Target 2025 Fund	1.7%	0.9%	4.9%	5.2%
Schwab Target 2030 Fund	3.4%	—%	6.9%	5.7%
Schwab Target 2035 Fund	1.4%	—%	2.2%	1.5%
Schwab Target 2040 Fund	2.8%	—%	3.1%	1.4%
Schwab Target 2045 Fund	0.3%	—%	0.2%	0.0%*
Schwab Target 2050 Fund	0.1%	—%	0.1%	0.0%*
Schwab Target 2055 Fund	0.1%	—%	0.0%*	0.0%*
Schwab Target 2060 Fund	0.0%*	—%	0.0%*	—%
Schwab Monthly Income Fund — Moderate Payout	2.7%	—%	1.0%	—%
Schwab Monthly Income Fund — Enhanced Payout	7.2%	—%	2.7%	—%
Schwab Monthly Income Fund — Maximum Payout	4.4%	—%	1.6%	—%
Schwab Balanced Fund	12.0%	—%	6.5%	—%
*	Less than 0.05%.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

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Schwab Taxable Bond Funds
Financial Notes (continued)

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees. Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund, the independent trustees are paid by CSIM. Prior to March 1, 2017, the Schwab Treasury Inflation Protected Securities Index Fund paid independent trustees as noted on the fund's Statement of Operations. Effective March 1, 2017, the independent trustees are paid by CSIM. For more information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
Schwab Intermediate-Term Bond Fund, Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund: During the period the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. Effective March 1, 2017, where applicable, CSIM paid the commitment fee and any interest expense charged on any borrowing by the Schwab Treasury Inflation Protected Securities Index Fund. There were no borrowings from the line of credit during the period.
Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund: Effective March 30, 2017, the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated committed $555 million Credit Facility. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by the funds, where applicable, CSIM paid the commitment fee of 0.15% per annum on the funds’ proportionate share of the unused portion of the Credit Facility. There were no borrowings from the line of credit during the period.
All the funds also have access to custodian overdraft facilities. Schwab Intermediate-Term Bond Fund, Schwab GNMA Fund and Schwab Treasury Inflation Protected Securities Index Fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed in the funds’ Statement of Operations, if any. Since March 1, 2017, where applicable, CSIM paid any interest expense charged for the Schwab Treasury Inflation Protected Securities Index Fund. Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund may have utilized the overdraft facility and incurred interest expenses, which, where applicable, were paid by CSIM. The interest expense is determined based on a negotiated rate above the Federal Funds Rate.

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Schwab Taxable Bond Funds
Financial Notes (continued)

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2017, purchases and sales/maturities of securities (excluding in-kind transactions and short-term obligations) were as follows:
	Purchases of Long-Term U.S. Government Securities*	Purchases of Other Long-Term Securities	Total Purchases of Long-Term Securities
Schwab Intermediate-Term Bond Fund	$479,352,678	$76,357,763	$555,710,441
Schwab GNMA Fund	903,188,401	—	903,188,401
Schwab Treasury Inflation Protected Securities Index Fund	319,778,896	—	319,778,896
Schwab U.S. Aggregate Bond Index Fund**	758,249,954	250,276,828	1,008,526,782
Schwab Short-Term Bond Index Fund**	311,562,319	149,150,966	460,713,285
	Sales/Maturities of Long-Term U.S. Government Securities*	Sales/Maturities of Other Long-Term Securities	Total Sales/Maturities of Long-Term Securities
Schwab Intermediate-Term Bond Fund	$495,949,182	$78,654,406	$574,603,588
Schwab GNMA Fund	959,229,110	—	959,229,110
Schwab Treasury Inflation Protected Securities Index Fund	66,056,741	—	66,056,741
Schwab U.S. Aggregate Bond Index Fund**	327,646,334	39,656,437	367,302,771
Schwab Short-Term Bond Index Fund**	78,520,598	24,296,764	102,817,362
*	Includes securities guaranteed by U.S. Government Agencies.
**	Since commencement of operations on 2/23/17.
Certain Schwab funds redeemed in-kind their positions in affiliated funds and made purchases in-kind into the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund. All in-kind purchases were effected pursuant to the funds’ In-Kind Transactions Policy and Procedures adopted by the Board of Trustees. The intent of the in-kind purchases was to save on transaction costs. The in-kind purchases of securities for the period ended August 31, 2017 for the Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund were $783,417,248 and $20,248,847, respectively.

8. Federal Income Taxes:
As of August 31, 2017, the tax basis cost of the funds' investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Tax cost	$344,461,678	$312,847,805	$555,232,894	$1,515,199,770	$379,794,919
Gross unrealized appreciation	$4,103,745	$1,862,241	$9,793,232	$14,647,078	$1,175,698
Gross unrealized depreciation	(807,896)	(1,435,409)	(323,085)	(342,565)	(48,404)
Net unrealized appreciation (depreciation)	$3,295,849	$426,832	$9,470,147	$14,304,513	$1,127,294
As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Undistributed ordinary income	$154,968	$168,182	$4,766,098	$147,876	$69,522
Undistributed long-term capital gains	—	—	—	—	—
Net unrealized appreciation (depreciation) on investments	3,295,849	426,832	9,470,147	14,304,513	1,127,294
Total	$3,450,817	$595,014	$14,236,245	$14,452,389	$1,196,816

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Schwab Taxable Bond Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales. The tax cost of the funds' investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2017, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:
Expiration Date	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
No expiration	$—	$10,281,355	$1,149,429	$463,834	$31,093
Total	$—	$10,281,355	$1,149,429	$463,834	$31,093
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2017, the funds had no late-year ordinary losses deferred and had capital losses deferred as follows:
	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Capital losses deferred	$1,276,830	$—	$—	$—	$—
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Current Period Distributions
Ordinary income	$7,749,284	$7,737,421	$7,315,871	$11,477,708	$1,707,873
Long-term capital gains	1,002,969	—	—	—	—
Prior Period Distributions
Ordinary income	$6,519,195	$7,332,367	$2,015,003	$—	$—
Long-term capital gains	703,657	—	749,450	—	—
Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
Permanent book and tax basis differences, which are mainly due to differing treatments of paydown gains and losses and amortization of bond discounts and premiums, may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2017, the funds made the following reclassifications:
	Schwab Intermediate-Term Bond Fund	Schwab GNMA Fund	Schwab Treasury Inflation Protected Securities Index Fund	Schwab U.S. Aggregate Bond Index Fund	Schwab Short-Term Bond Index Fund
Capital shares	$—	$—	$—	$—	$—
Undistributed net investment income	693,225	3,004,716	215	711,801	—
Net realized capital gains and losses	(693,225)	(3,004,716)	(215)	(711,801)	—

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Schwab Taxable Bond Funds
Financial Notes (continued)

8. Federal Income Taxes (continued):
As of August 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

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Schwab Taxable Bond Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Intermediate-Term Bond Fund, Schwab GNMA Fund, Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Schwab Intermediate-Term Bond Fund, Schwab GNMA Fund, Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund (five of the funds constituting Schwab Investments, hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations for the periods then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received, provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2017

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Schwab Taxable Bond Funds
Other Federal Tax Information (unaudited)

Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended August 31, 2017:

Schwab Intermediate-Term Bond Fund	$1,002,969
Schwab GNMA Fund	—
Schwab Treasury Inflation Protected Securities Index Fund	—
Schwab U.S. Aggregate Bond Index Fund	—
Schwab Short-Term Bond Index Fund	—

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Schwab Taxable Bond Funds
Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
Approval of Proposed Investment Advisory Agreement
The Board of Trustees (the Board or the Trustees, as appropriate), including a majority of the Independent Trustees, considered information specifically relating to its consideration of the approval of an amended investment advisory agreement between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to Schwab Treasury Inflation Protected Securities Index Fund (TIPS Fund)(Proposed Advisory Agreement), including a proposed unitary fee structure, at a meeting held on January 18, 2017.
In considering whether to approve the Proposed Advisory Agreement, the Board considered and discussed a wide variety of materials provided by CSIM. With respect to the Proposed Advisory Agreement, CSIM discussed at length the rationale for its recommendations. The Board also considered detailed information regarding the expenses of similarly situated competitor funds provided by CSIM based on information prepared by an independent provider of investment company data. The Board had the opportunity to discuss the Proposed Advisory Agreement at length with representatives of CSIM and with independent legal counsel, including considering information and representations from CSIM supporting a conclusion that the Proposed Advisory Agreement will not result in any reduction in the nature or level of services that are provided to the TIPS Fund by CSIM. The Board, including the Independent Trustees, also considered the information received and the basis for the renewal of the investment advisory agreement between the Trust and CSIM with respect to the TIPS Fund (Current Advisory Agreement) at the meetings held on May 9, 2016 and June 1, 2016, as modified and updated by the consideration of performance information regarding the TIPS Fund received subsequent to those meetings and by the information contained in the materials received by the Board in connection with the proposed change in the fee structure and expenses for the TIPS Fund, as reflected in the Proposed Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Current
Advisory Agreement is available in the TIPS Fund’s 2016 annual report, which covers the period from March 1, 2015 through August 31, 2016.
The factors considered by the Board in approving the Proposed Advisory Agreement included:
1.	the nature, extent and quality of the services to be provided to the TIPS Fund under the Proposed Advisory Agreement, including the resources CSIM and its affiliates would be dedicating to the TIPS Fund;
2.	the investment performance for the TIPS Fund and how it compared to that of certain other comparable mutual funds;
3.	the expenses for the TIPS Fund and how those expenses compared to those of certain other comparable mutual funds, exchange traded funds and other accounts;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the TIPS Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the TIPS Fund grows and whether fee levels in the Proposed Advisory Agreement reflect those economies of scale for the benefit of TIPS Fund investors.
Nature, Extent and Quality of Services. As part of its consideration of the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Board considered the nature, extent and quality of the services provided by CSIM to the TIPS Fund and the resources of CSIM and its affiliates dedicated to the TIPS Fund. In this regard, in such meetings, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the TIPS Fund’s portfolio management team, portfolio strategy and risk oversight structure and internal investment guidelines. The Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. The Trustees considered Schwab’s wide range of products, services and channel alternatives such as investment and research tools, internet access and an array of account features that benefit the TIPS Fund and many of its shareholders. The Trustees had also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation in such meetings, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the TIPS Fund and the resources of CSIM and its affiliates dedicated to the TIPS Fund supported renewal of the Current Advisory Agreement with

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respect to the TIPS Fund. When considering the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Board acknowledged these previous considerations and took into account that, although the net compensation flowing to CSIM and its affiliates is expected to decrease, CSIM had undertaken that it would not reduce the nature, extent or quality of services provided under the Proposed Advisory Agreement as compared to the Current Advisory Agreement. In this regard, the Board noted that, in fact, under the Proposed Advisory Agreement, CSIM would be obligated to bear certain additional expenses and provide certain additional services to the TIPS Fund that CSIM is not currently required to bear and provide under the Current Advisory Agreement. The Board sought and received confirmation from CSIM and its affiliates that they are prepared to commit the resources necessary for the provision of services and bearing of expenses under the Proposed Advisory Agreement, notwithstanding the decrease in revenue to CSIM and its affiliates that would result (at current TIPS Fund asset levels) under the Proposed Advisory Agreement.
Fund Performance. In considering the renewal of the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Board considered Fund performance. Specifically, the Trustees considered in such meetings, the TIPS Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of the TIPS Fund, the Trustees considered the risk profile and the appropriateness of the benchmark used to compare the performance of the TIPS Fund. The Trustees further considered the level of the TIPS Fund’s performance in the context of their review of the TIPS Fund’s expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation in such meetings, the Board concluded, within the context of its full deliberations, that the performance of the TIPS Fund supported renewal of the Current Advisory Agreement with respect to the TIPS Fund. When considering the approval of the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Board took into account these considerations as well as the performance information relating to the TIPS Fund that CSIM had provided and the Board had reviewed subsequent to the approval of the Current Advisory Agreement.
Fund Expenses. As part of its consideration of the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Trustees considered the rate of compensation called for by the Current Advisory Agreement and the TIPS Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered in such meetings the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep the TIPS Fund’s expense cap for so long as CSIM serves as the adviser to the TIPS Fund or until the Board authorizes the termination of CSIM’s contractual commitment. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation in such meetings, the Board concluded, within the context of its full deliberations, that the expenses of the TIPS Fund are reasonable and supported renewal of the Current Advisory Agreement with respect to the TIPS Fund. In considering the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Board took into account these factors as well as that: (i) the structure of the proposed management fee would change from a graduated investment management fee schedule to a flat rate management fee; (ii) CSIM will remove the shareholder servicing fee currently paid by the TIPS Fund; (iii) the expected total operating expenses for the TIPS Fund under the Proposed Advisory Agreement would be lower than what the total operating expenses could reach at any asset level under the current fee structure with the Current Advisory Agreement and the shareholder servicing fee; (iv) the fees payable by CSIM under the Proposed Advisory Agreement for the TIPS Fund would include some TIPS Fund operating costs that are currently paid by the TIPS Fund and outside the expense cap for the TIPS Fund, such as interest expenses; and (v) the proposed management fee for the TIPS Fund will remain competitive when compared to similarly situated competitor funds.
Profitability. In their consideration of the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, both with and without regard to distribution expenses. In this connection, in such meetings, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the TIPS Fund, such as whether, by virtue of its management of the TIPS Fund, CSIM obtains investment information or other

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research resources that aid it in providing advisory services to other clients. The Trustees considered whether the varied levels of compensation and profitability under the Current Advisory Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the TIPS Fund by CSIM and its affiliates. Based on this evaluation in such meetings, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Current Advisory Agreement with respect to the TIPS Fund. As part of its consideration of the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Trustees took into account these considerations as well as additional information relating to the costs and net revenue reductions to CSIM and its affiliates in connection with implementing the proposed unitary fee structure under the Proposed Advisory Agreement. In particular, the Board considered, among other things, the additional expenses to be borne by CSIM under the Proposed Advisory Agreement, the elimination of the shareholder servicing fees.
Economies of Scale. In considering the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016, the Trustees considered the existence of any economies of scale and whether those are passed along to the TIPS Fund’s shareholders through a graduated management fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered in such meetings that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when the TIPS Fund assets were relatively small through their contractual expense waivers. The Trustees also considered the existing contractual investment management fee schedule relating to the TIPS Fund that includes lower fees at higher graduated asset levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the TIPS Fund obtained reasonable benefit from economies of scale. In considering the Proposed Advisory Agreement at the meeting held on January 18, 2017, the Board took these items into consideration, but noted that the structure of the management fee would change from a graduated investment management fee schedule to a flat rate management fee. The Board concluded that, although the TIPS Fund’s unitary fee structure under the Proposed Advisory Agreement would not have breakpoints, the TIPS Fund would benefit from the fact that the expected total operating expenses under the Proposed Advisory Agreement for the TIPS Fund would be lower than what the total operating expenses could reach at any asset level under the current fee structure with the Current Advisory Agreement and the shareholder servicing fees.
In the course of their deliberations at the January 18, 2017 meeting, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees unanimously, approved the Proposed Advisory Agreement with respect to the TIPS Fund, and concluded that the compensation under the Proposed Advisory Agreement with respect to the TIPS Fund is fair and reasonable in light of the services that CSIM will provide and the expenses it will bear thereunder and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.
Approval of Renewal of Investment Advisory Agreement
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Intermediate-Term Bond Fund, Schwab GNMA Fund, Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 19, 2017, and June 6, 2017, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 6, 2017. As part of the Board’s consideration of the renewal of the Agreement, the Board considered information it reviewed in connection with (i) an amended and restated advisory agreement between the Trust and CSIM with regard to the TIPS Fund that was approved by the Board at a meeting held on January 18, 2017 (as discussed above); and (ii) a new investment advisory agreement between the Trust and CSIM

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with respect to Schwab U.S. Aggregate Bond Index Fund (Aggregate Bond Index Fund) and Schwab Short-Term Bond Index Fund (Short-Term Bond Index Fund) that was approved by the Board at a meeting held on January 18, 2017. A discussion regarding the basis for the Board’s approval of the new investment advisory agreement for Aggregate Bond Index Fund and Short-Term Bond Index Fund is available in the Funds’ 2017 semi-annual report, which covers the period from September 1, 2016 through February 28, 2017. The Board’s approval of the continuance of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	the Funds’ investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Funds’ expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Trustees considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Funds and many of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered the Funds’ performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund had performance that lagged that of a relevant peer group for certain (although not all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with the investment objective and policies of Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund and that CSIM had taken steps designed to help improve performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep an expense cap in place for Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and

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reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or unitary fee structure or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers for certain Funds. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Schwab Intermediate-Term Bond Fund and Schwab GNMA Fund that, in each case, include lower fees at higher graduated asset levels. The Trustees also considered the relatively low advisory fee and unitary fee structure for Schwab Treasury Inflation Protected Securities Index Fund, Schwab U.S. Aggregate Bond Index Fund and Schwab Short-Term Bond Index Fund. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	105	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	105	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)

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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	105	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	105	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	105	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	105	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	105	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	105	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	105	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).

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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays GNMA Index  An index that includes the mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).
Bloomberg Barclays U.S. Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
Bloomberg Barclays U.S. Government/Credit 1 – 5 Year Index  An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of 1-5 years. Bonds are represented in the index in proportion to their market value.
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index  An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)  An index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

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Schwab Taxable Bond Funds
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

Schwab Taxable Bond Funds  |  Annual Report

Schwab Taxable Bond Funds
PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

Schwab Taxable Bond Funds  |  Annual Report

Notes

Schwab Taxable Bond Funds
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR13655-20
00199028

Annual Report  |  August 31, 2017
Schwab Tax-Free Bond Funds

Schwab Tax-Free
Bond Fund™
Schwab California
Tax-Free Bond Fund™

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Two ways investors can include bond funds in an asset allocation strategy.
In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 12 Months Ended August 31, 2017
Schwab Tax-Free Bond Fund (Ticker Symbol: SWNTX)	0.63%
S&P National AMT-Free Municipal Bond Index	0.73%
Bloomberg Barclays 7-Year Municipal Bond Index	1.53%
Fund Category: Morningstar Municipal National Intermediate Bond[1]	0.50%
Performance Details	pages 8-9

Schwab California Tax-Free Bond Fund (Ticker Symbol: SWCAX)	0.36%
S&P California AMT-Free Municipal Bond Index	0.35%
Bloomberg Barclays 7-Year Municipal Bond Index	1.53%
Fund Category: Morningstar Municipal California Intermediate/Short Bond[1]	0.22%
Performance Details	pages 10-11

Minimum Initial Investment[2]	$ 100
All total return figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for each fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Expenses may have been partially absorbed by CSIM and its affiliates. Without these reductions, a fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[1]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[2]	Please see prospectus for further detail and eligibility requirements.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
From the President

Marie Chandoha
President and CEO of
Charles Schwab Investment
Management, Inc. and the
funds covered in this report.
Dear Shareholder,
For more than 25 years, Charles Schwab Investment Management has been driven to give investors what they want and need—without confusion. One of our goals has been to reduce the complexity of investing. Our mutual funds and exchange traded funds (ETFs) support this mission by reducing the complexity involved with building a diversified portfolio. The Schwab Tax-Free Bond Funds have made bond investing more straightforward by eliminating the need to research and select individual bonds, which can be time-consuming, costly and complicated.
The Schwab Tax-Free Bond Funds address this level of complexity through active management. The management team that oversees both funds invests in municipal securities that are rated investment-grade by the rating agencies. When no rating exists, they work with our dedicated credit specialists to determine whether to include a security on a case-by-case basis. To help lower the risk of any individual security or locale that goes into default, the funds spread their assets across many issuers.
At Charles Schwab Investment Management, we also strive to take a straightforward approach in our communications. In this and in every shareholder report, we provide the funds’ financial statements and other information in a consistent format we believe will help you to evaluate the performance of the funds. We aim to help you understand not only each fund’s return, but also how its investments are managed.
Our commitment to reducing complexity on behalf of investors continues to earn us recognition. During the second quarter, we were named one of

Yield Advantage of Munis over Treasuries: For Five-Year bonds; Tax Brackets Shown are the Highest Applicable

Data source: Bloomberg L.P.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds
From the President (continued)

“ The Schwab Tax-Free Bond Funds have made bond investing more straightforward by eliminating the need to research and select individual bonds, which can be time-consuming, costly and complicated.”
Morningstar’s “9 Partners for the Next Decade,”1 reflecting our differentiation, low costs, repeatable investment processes, and adaptable business models. While we’re proud of this achievement, more importantly, we’re honored to serve our investors. We’re committed to putting investors first by reducing complexity—a commitment that will continue to inform how we operate and the decisions that we make.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Tax-Free Bond Funds, please continue reading this report. In addition, you can find further details about these funds by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
[1]	Morningstar, “9 Partners for the Next Decade.” Laura Pavlenko Lutton and Greggory Warren, CFA: April 27, 2017. Morningstar looked collectively across four traits (differentiation, low costs, repeatable investment processes, and adaptable business models) to identify firms that they believe are representative of these trends.
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Schwab Tax-Free Bond Funds
The Investment Environment

Over the 12-month reporting period ended August 31, 2017, most fixed-income markets generated slightly positive returns. Muted market volatility and expectations of potential tax reform, increased infrastructure spending, and financial deregulation from the Trump administration drove a rally in equities, and at the same time weakened demand for many perceived safer assets. The Federal Reserve (Fed) raised short-term interest rates three times, and short-term yields rose slightly in response. Meanwhile, the U.S. economy continued its slow and steady expansion and the global economy showed signs of strength. In this environment, U.S. municipal bonds generated only slightly positive returns while yields generally rose (bond yields and bond prices move in opposite directions). For the reporting period, the S&P California AMT-Free Municipal Bond Index returned 0.35% and the S&P National AMT-Free Municipal Bond Index returned 0.73%.
U.S. monetary policy tightened over the reporting period as the Fed took several steps toward a more normalized interest rate environment. Though inflation remained muted, the Fed increased the federal funds rate by 0.25% at meetings in December, March, and June, with short-term interest rates ending the reporting period in a target range of 1.00% to 1.25%. Additionally, the Fed announced plans in June to begin slowly reducing the size of its balance sheet by allowing securities to mature without reinvesting the proceeds. According to Fed Chair Janet Yellen, the Fed anticipates “…reducing reserve balances and our overall balance sheet to levels appreciably below those seen in recent years but larger than before the financial crisis.” Minutes from the July meeting indicated that the Fed plans to begin unwinding its balance sheet later in 2017, and complete the process over several years. Future balance sheet reduction, combined with the increases to the federal funds rate target range, signaled the Fed’s continued confidence in the U.S. economy’s progress towards its goals of price stability and maximum sustainable employment over the reporting period.
Early in the reporting period, municipal bonds faced several notable headwinds related to the potential policy direction of the Trump administration. Muni yields rose sharply after the U.S. presidential election in November amid expectations for reflationary policies. Policy changes related to lower income tax rates could reduce demand for municipal securities, while a significant boost in infrastructure spending could inundate the municipal market with additional supply. Progress in Washington stalled as the reporting period continued, however, and investor concerns diminished and muni yields generally fell. Other headwinds over the reporting period were largely tied to budget challenges faced by many municipalities. In Illinois, for example, lawmakers passed a state budget in June for the first time in over two years. Over this time period, the backlog of unpaid bills grew, including missed payments to creditors and the state’s pension system, resulting in a credit rating one above junk status—the lowest of any U.S. state. Meanwhile New Jersey’s credit rating was cut twice over the reporting period, due in large part to pension underfunding and weak budgetary position. New Jersey faced a budget impasse in June 2017, which ended in July after a three-day government shutdown. However, these state-specific challenges had minimal impact on the broader municipal market.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
For index definitions, please see the Glossary.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds
California State Investment Environment

Despite lower than projected revenue collection in fiscal 2017, California’s financial position remains strong due to its disciplined spending. The state’s good fiscal management has enabled it to boost its rainy day fund to a sound level.
California expects to report that it ended fiscal 2017 (7/1/16-6/30/17) with a general fund balance of $1.6 billion and a rainy day fund balance of $6.7 billion, which together are equal to about 6.9% of annual spending. State general fund revenues through June 2017 fell short of the original enacted budget by about $2.1 billion, or 1.6%, due to weaker performance than expected across all major revenues. Personal income tax collections were 0.3% below estimates, while sales and use taxes were 4.8% below and corporation taxes were 7.1% below the forecast. The 2017 budget was designed to position the state for the next economic recession, with much of the projected growth in general fund revenues set aside for reserves and one-time spending, along with increased funding for K-12 and community college education.
The FY 2018 budget was passed in June and reflects the Governor’s cautious fiscal management but also includes additional spending requested by the Legislature. The general fund spending plan totals nearly $125.1 billion, up from the adopted $122.5 billion in fiscal 2017. The budget boosts spending on K-12 by $2.2 billion (for a total of $53.4 billion) and for higher education by $361 million to nearly $14.9 billion. The state projects ending fiscal 2018 with almost $10.9 billion of reserves, or about 9% of annual spending, including $8.5 billion in the rainy day fund.
As in other states, many of California’s cities, counties, school districts, as well as water and sewer systems, public and private universities, and non-profit health systems issue bonds. California school districts and community college districts receive over 57% of their total funding from the state, but their general obligation bonds are secured by dedicated local property tax levies and are not paid from state funds. The state projects that statewide assessed property values will have increased 5.9% in fiscal 2017 and will grow 5.3% in fiscal 2018. However, that rate of growth varies significantly by district, with some areas still below pre-recession levels.
Counties have substantially rebuilt their financial positions from growth in their property tax bases and other revenues which has allowed them to restore some services that were cut during the recession when the state reduced its funding for counties. The outlook for many of California’s cities has improved as well, with stronger growth in sales and business taxes. However, both cities and counties continue to face cost pressures especially in the areas of pensions and healthcare benefits. The City of Stockton formally exited bankruptcy protection in February 2015, while the City of San Bernardino emerged from its five-year bankruptcy period in June 2017. Both cities were centers for the last housing market boom and bust.
California is emerging from four consecutive years of drought. While the economic impact of the drought primarily affected the state’s agricultural sector, which accounts for about 2.1% of the state’s gross domestic product, the state’s largest water agencies responded through conservation measures, rate adjustments and draws on stored supply.
California’s economy has significantly rebounded from the recent recession and is growing at a moderate pace. The state gained 265,100 jobs from August 2016 to August 2017, a 1.6% increase, but lower than the August 2015 to August 2016 increase of 377,300 jobs, which represented a 2.3% increase. California’s unemployment rate declined to 5.1% in August 2017, down from 5.4% in August 2016, but remains above the national average of 4.4% for August 2017.
With its diversified and recovering economy and finances, California’s credit quality has been on an upward trend after years of managing structural budget imbalances. At the end of the report period, the state’s general obligation ratings were Aa3 from Moody’s Investors Service, AA- from S&P Global Ratings, and AA- from Fitch Ratings, all with stable outlooks.

Management views may have changed since the report date.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
Fund Management

Kenneth Salinger, CFA, Vice President and Head of Tax-Exempt Strategies, leads the portfolio management team for Schwab’s national and state-specific tax-free bond funds and municipal money market funds. He also has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2008, Mr. Salinger was a senior portfolio manager at Wells Capital Management, working on a team that managed municipal bond assets. He worked at American Century Investments from 1992 to 2006, where he was a vice president and senior portfolio manager, responsible for daily management of a number of national and state specific municipal bond funds. Mr. Salinger has worked in fixed-income asset management since 1994.

John Khodarahmi, Senior Portfolio Manager, is responsible for the day-to-day co-management of the funds. Prior to joining CSIM in 2015, Mr. Khodarahmi was a Vice President and Senior Municipal Trader at Eaton Vance Management for the firm’s tax-free bond funds since 2002. He has worked in fixed-income asset management and trading since 1992.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Fund

The Schwab Tax-Free Bond Fund (the fund) seeks high current income exempt from federal income tax, consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser). The fund does not currently intend to invest in munis whose interest is subject to the alternative minimum tax; however this would not prevent the fund from investing in such securities as a temporary defensive measure. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated slightly positive returns over the 12-month reporting period. Municipal yields rose dramatically after the U.S. presidential election in November 2016 amid concerns over potential policy changes that would negatively impact munis, including lower income tax rates and increased infrastructure spending. Yields generally leveled off as the reporting period continued however, as significant changes in Washington failed to materialize in 2017. Meanwhile, the Federal Reserve (Fed) raised the federal funds rate target range three times over the reporting period and short-term muni yields increased in response.
The supply of munis was generally stable during the 12 months, outside of a period of “net-negative” supply in mid-2017. Reduced new issuance, substantial maturities, coupon payments, and positive industry fund flows resulted in strong demand without commensurate issuance. This scenario was even more pronounced in California, with about $33 billion in called or maturing bonds from May through September.
Over the reporting period, the U.S. economy continued its slow but steady expansion, though some municipalities remained reluctant to issue new debt in the face of political and economic uncertainty. Many municipalities also faced budget challenges during the 12-month reporting period, with 10 states entering the new fiscal year in mid-2017 without a signed budget, contributing to this uncertainty.
Performance. The fund returned 0.63% for the 12-month period ended August 31, 2017, compared with the S&P National AMT-Free Municipal Bond Index (the comparative index), which returned 0.73%.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. Although this range is close to the fund’s peer group, the fund typically maintains a lower sensitivity to interest rates than the comparative index. The fund’s duration, a measure of interest-rate sensitivity, was slightly longer than the fund’s peers early in the reporting period. As the year continued, the fund’s managers adjusted the fund’s overall duration to better align with peer positioning and market trends.
Regarding bond-maturity strategies, the fund maintained a slightly “barbelled” position over the reporting period, with a heavier concentration of securities with shorter and longer maturities and a smaller percentage of intermediate-term securities. During the reporting period, the fund managers minimized this difference through the sale of longer term securities and the purchase of bonds in the 10-15 year part of the curve.
The fund’s managers continue to monitor credit developments to assess risk and opportunity. During the reporting period, several municipalities faced budgetary challenges and potential credit rating decreases. As such, the fund eliminated exposure to investments from many of these challenged municipal credits, including those issued by the states of Illinois, New Jersey, and Connecticut. The fund’s overall credit quality remained high.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	5.6 Yrs
Weighted Average Duration[1]	5.5 Yrs
By Credit Quality2

Management views and portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2007 – August 31, 2017)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab Tax-Free Bond Fund (9/11/92)	0.63%	2.57%	4.43%
S&P National AMT-Free Municipal Bond Index	0.73%	2.91%	4.46%
Bloomberg Barclays 7-Year Municipal Bond Index	1.53%	2.90%	4.73%
Fund Category: Morningstar Municipal National Intermediate Bond[3]	0.50%	2.55%	3.84%
Fund Expense Ratios[4]: Net 0.49%; Gross 0.57%

Yields
30-Day SEC Yield[1,2]	1.38%
30-Day SEC Yield-No Waiver[1,5]	1.30%
Taxable Equivalent Yield[6]	2.44%
12-Month Distribution Yield[1,2]	3.17%
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable equivalent yield assumes a federal regular income tax rate of 43.40%, which includes a Medicare surcharge rate of 3.8%. Your tax rate may be different.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab California Tax-Free Bond Fund

The Schwab California Tax-Free Bond Fund (the fund) seeks high current income exempt from federal and California personal income tax that is consistent with capital preservation. To pursue its goal, the fund primarily invests in investment-grade municipal securities (munis)—those in the four highest credit rating categories (rated AAA to BBB- or the unrated equivalent as determined by the investment adviser)—from California issuers. The fund does not currently intend to invest in munis whose interest is subject to the alternative minimum tax; however this would not prevent the fund from investing in such securities as a temporary defensive measure. For more information on the fund’s investment objective and principal investment strategies, please see the fund’s prospectus.
Market Highlights. U.S. bonds generated slightly positive returns over the 12-month reporting period. Municipal yields rose dramatically after the U.S. presidential election in November 2016 amid concerns over potential policy changes that would negatively impact munis, including lower income tax rates and increased infrastructure spending. Yields generally leveled off as the reporting period continued however, as significant changes in Washington failed to materialize in 2017. Meanwhile, the Federal Reserve (Fed) raised the federal funds rate target range three times over the reporting period and short-term muni yields increased in response.
The supply of munis was generally stable during the 12 months, outside of a period of “net-negative” supply in mid-2017. Reduced new issuance, substantial maturities, coupon payments, and positive industry fund flows resulted in strong demand without the commensurate issuance. This scenario was even more pronounced in California, with about $33 billion in called or maturing bonds from May through September.
Over the reporting period, the U.S. economy continued its slow but steady expansion, though some municipalities remained reluctant to issue new debt in the face of political and economic uncertainty. Many municipalities also faced budget challenges during the 12-month reporting period, with 10 states entering the new fiscal year in mid-2017 without a signed budget, contributing to this uncertainty.
Performance. The fund returned 0.36% for the 12-month period ended August 31, 2017, compared with the S&P California AMT-Free Municipal Bond Index (the comparative index), which returned 0.35% for the same period.
Positioning and Strategies. The fund generally maintains a sensitivity to interest rates within a conservative range to limit unexpected performance swings. Although this range is close to the fund’s peer group, the fund typically maintains a lower sensitivity to interest rates than the comparative index. The fund’s duration, a measure of interest-rate sensitivity, was slightly longer than the fund’s peers early in the reporting period. As the year continued, the fund’s managers adjusted the fund’s overall duration to better align with peer positioning and market trends.
Regarding bond-maturity strategies, the fund maintained a slightly “barbelled” position over the reporting period, with a heavier concentration of securities with shorter and longer maturities and a smaller percentage of intermediate-term securities. During the reporting period, the fund managers minimized this difference through the sale of longer term securities and the purchase of bonds in the 10-15 year part of the curve.
The fund’s managers continue to monitor credit developments to assess risk and opportunity, and the fund’s overall credit quality remained high over the reporting period.

Portfolio Composition % of investments
These charts show two different views of the fund’s portfolio: by type of security and credit quality of the security.

By Security Type

Weighted Average Maturity[1]	5.8 Yrs
Weighted Average Duration[1]	5.7 Yrs
By Credit Quality2

Management views and portfolio holdings may have changed since the report date.
[1]	See Glossary for definitions of maturity and duration.
[2]	Based on ratings from Moody’s. The fund has selected Moody’s to provide credit ratings based on the recommendation from the fund’s investment adviser, who has determined that Moody’s strong depth and established expertise make it a reliable source for ratings of securities in which the fund may invest. Where Moody’s ratings are not available, Standard & Poor’s ratings are used. To the extent Standard & Poor’s does not provide a rating, the fund will use a rating provided by Fitch Ratings, Inc. The fund may use different ratings provided by other rating agencies for purposes of determining compliance with the fund’s investment policies.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab California Tax-Free Bond Fund
Performance and Fund Facts as of August 31, 2017

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Performance of Hypothetical $10,000 Investment (August 31, 2007 – August 31, 2017)1,2

Average Annual Returns1,2
Fund and Inception Date	1 Year	5 Years	10 Years
Fund: Schwab California Tax-Free Bond Fund (2/24/92)	0.36%	2.82%	4.12%
S&P California AMT-Free Municipal Bond Index	0.35%	3.57%	4.88%
Bloomberg Barclays 7-Year Municipal Bond Index	1.53%	2.90%	4.73%
Fund Category: Morningstar Municipal California Intermediate/Short Bond[3]	0.22%	2.71%	3.91%
Fund Expense Ratios[4]: Net 0.49%; Gross 0.60%

Yields
30-Day SEC Yield[1,2]	1.25%
30-Day SEC Yield-No Waiver[1,5]	1.12%
Taxable Equivalent Yield[6]	2.54%
12-Month Distribution Yield[1,2]	3.11%
For index definitions, please see the Glossary.
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Fund expenses may have been partially absorbed by the investment adviser and its affiliates. Without these reductions, the total return/yield may have been lower.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the Financial Highlights section of the financial statements.
[5]	Yield if fund expenses had not been partially absorbed by the investment adviser and its affiliates.
[6]	Taxable equivalent yield assumes a federal regular income tax rate of 43.40%, which includes a Medicare surcharge rate of 3.8%, and effective California state personal income tax rate of 7.53%. Your tax rate may be different.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Funds
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2017 and held through August 31, 2017.
Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/17	Ending Account Value (Net of Expenses) at 8/31/17	Expenses Paid During Period 3/1/17-8/31/17[2]
Schwab Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,033.60	$2.51
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50
Schwab California Tax-Free Bond Fund
Actual Return	0.49%	$1,000.00	$1,034.60	$2.51
Hypothetical 5% Return	0.49%	$1,000.00	$1,022.73	$2.50

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12- month period.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.
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Schwab Tax-Free Bond Funds  |  Annual Report

Schwab Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$12.13	$11.82	$11.97	$11.36	$12.10
Income (loss) from investment operations:
Net investment income (loss)	0.27 [1]	0.26 [1]	0.26 [1]	0.27	0.27
Net realized and unrealized gains (losses)	(0.21)	0.37	(0.03)	0.61	(0.58)
Total from investment operations	0.06	0.63	0.23	0.88	(0.31)
Less distributions:
Distributions from net investment income	(0.27)	(0.26)	(0.26)	(0.27)	(0.27)
Distributions from net realized gains	(0.10)	(0.06)	(0.12)	—	(0.16)
Total distributions	(0.37)	(0.32)	(0.38)	(0.27)	(0.43)
Net asset value at end of period	$11.82	$12.13	$11.82	$11.97	$11.36
Total return	0.63%	5.37%	1.95%	7.86%	(2.65%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.56%	0.57%	0.57%	0.58%	0.56%
Net investment income (loss)	2.32%	2.16%	2.21%	2.34%	2.27%
Portfolio turnover rate	83%	54% [2]	92%	81%	110%
Net assets, end of period (x 1,000,000)	$667	$708	$640	$627	$602

1
Calculated based on the average shares outstanding during the period.
2
Historically low yields led to large unrealized gains in existing positions. To limit taxable gains, Fund Management decreased sale activity and thereby decreased portfolio turnover.
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Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date; the reference rate and spread used is shown parenthetically in the security description, if available, if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 97.4% of net assets
ALABAMA 1.8%
Alabama Federal Aid Highway Finance Auth
Special Obligation RB Series 2017A	5.00%	09/01/27	1,000,000	1,269,640
Special Obligation RB Series 2017A	5.00%	06/01/37 (b)	1,000,000	1,207,210
Birmingham
GO Bonds Series 2013A	5.00%	03/01/43 (b)	500,000	564,410
GO Refunding Warrants Series 2010A	5.00%	02/01/18 (e)	1,160,000	1,180,671
Pell Special Care Facilities Financing Auth
RB (Noland Health Services) Series 2012A	5.00%	12/01/19	125,000	135,409
RB (Noland Health Services) Series 2012A	5.00%	12/01/20	900,000	1,004,850
RB (Noland Health Services) Series 2016A	5.00%	12/01/31 (b)	2,000,000	2,205,440
Univ of Montevallo
RB Series 2017	5.00%	05/01/25	465,000	564,933
RB Series 2017	5.00%	05/01/26	200,000	245,504
RB Series 2017	5.00%	05/01/27	250,000	308,860
RB Series 2017	5.00%	05/01/42 (b)	2,650,000	3,065,282
				11,752,209
ALASKA 1.0%
Alaska Housing Finance Corp
State Capital Project Bonds II Series 2012A	5.00%	12/01/17	1,105,000	1,116,603
North Slope Borough
GO Bonds Series 2013A	5.00%	06/30/19	1,000,000	1,071,910
Service Area 10 Water & Wastewater Facilities RB Series 2014	5.00%	06/30/20 (h)	820,000	912,127
Service Area 10 Water & Wastewater Facilities RB Series 2014	5.00%	06/30/22 (b)	1,130,000	1,276,787
Service Area 10 Water & Wastewater Facilities RB Series 2014	5.00%	06/30/23 (b)	1,790,000	2,011,011
				6,388,438
ARIZONA 1.1%
Arizona Health Facilities Auth
Hospital RB (Phoenix Children's Hospital) Series 2013B	5.00%	02/01/43 (b)	1,000,000	1,080,570
Higley USD #60
GO & Refunding Bonds Series 2015	4.00%	07/01/20	305,000	329,159
Payson USD #10
GO Bonds Series 2008B	5.75%	07/01/28 (b)(e)(g)(h)	1,375,000	1,431,994
Phoenix Elementary SD #1
GO Series 2016A	4.00%	07/01/26	525,000	605,503
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See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Pima Cnty
COP Series 2013A	5.00%	12/01/17	550,000	555,825
COP Series 2013A	5.00%	12/01/18	400,000	420,360
COP Series 2013A	5.00%	12/01/19	500,000	542,705
GO Bonds Series 2012A	4.00%	07/01/22	140,000	158,495
Tucson
Refunding COP Series 2014	4.00%	07/01/22	700,000	784,420
Refunding COP Series 2014	4.00%	07/01/23	700,000	795,095
University Medical Center Corp
Hospital RB Series 2009	6.00%	07/01/18 (h)	300,000	312,954
				7,017,080
ARKANSAS 0.9%
Cabot
Sales & Use Tax Refunding & RB Series 2013	2.55%	06/01/43 (b)	530,000	533,132
Fayetteville
Sales & Use Tax Bonds Series 2013	2.80%	11/01/24	445,000	448,729
Little Rock
LT GO & Refunding Bonds Series 2012	3.10%	03/01/32 (b)	490,000	490,470
Sewer Refunding RB Series 2015	3.00%	04/01/23	735,000	789,662
Sewer Refunding RB Series 2015	5.00%	10/01/23	665,000	794,389
Sewer Refunding RB Series 2015	3.00%	04/01/24	1,210,000	1,299,371
Marion
Sales & Use Tax RB Series 2017	2.90%	09/01/47 (b)(d)	750,000	754,928
Rogers
Sales & Use Tax Bonds Series 2015	2.13%	11/01/29 (b)	1,170,000	1,187,070
				6,297,751
CALIFORNIA 9.5%
ABAG Finance Auth
Refunding RB (Episcopal Sr Communities) Series 2012B	5.00%	07/01/19	1,000,000	1,064,920
Anaheim Housing & Public Improvement Auth
Electric System Refunding RB Series 2016	5.00%	10/01/41 (b)	1,500,000	1,706,055
California
GO Bonds	5.00%	11/01/32 (b)(g)(h)	765,000	770,546
GO Bonds	5.00%	04/01/38 (b)	500,000	511,905
GO Refunding Bonds Series 2007	5.00%	11/01/32 (b)(g)(h)	65,000	65,471
GO Refunding Bonds Series 2007	5.00%	11/01/32 (b)	410,000	412,837
GO Refunding Bonds Series 2016	5.00%	08/01/29 (b)(e)	5,000,000	6,132,000
GO Refunding Bonds Series 2017	5.00%	08/01/32 (b)	2,590,000	3,120,691
California Infrastructure & Economic Development Bank
RB (Sanford Consortium) Series 2010A	5.00%	05/15/27 (b)(e)(g)(h)	2,005,000	2,227,635
California Statewide Communities Development Auth
RB (St. Joseph Health) Series 2000	4.50%	07/01/18 (h)	360,000	370,058
Fresno
Airport Refunding RB Series 2013A	5.00%	07/01/23	105,000	125,908
Inglewood USD
GO Bonds Series A	5.25%	08/01/27 (b)	525,000	618,529
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Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/21	450,000	517,217
Special Tax RB Series 2014A	5.00%	09/01/22	460,000	541,563
Kern High School District
GO Bonds Series A	3.00%	08/01/26	2,375,000	2,609,151
Los Angeles
Judgment Obligation Bonds Series 2010A	4.00%	06/01/19	2,520,000	2,653,812
Los Angeles Community Facilities District #4
Special Tax Refunding Bonds Series 2014	5.00%	09/01/26 (b)	1,500,000	1,756,695
Los Angeles Municipal Improvement Corp
Lease RB Series 2009C	4.00%	09/01/17	100,000	100,000
New Haven USD
GO Refunding Bonds Series 2014B	5.00%	08/01/21	1,000,000	1,155,060
Oakland Redevelopment Successor Agency
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/17	3,500,000	3,500,000
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/27 (b)	1,295,000	1,591,257
GO Bonds Series 2015A	5.00%	08/01/28 (b)	1,000,000	1,215,630
Palo Alto
Limited Obligation Refunding Bonds Series 2012	4.00%	09/02/19	180,000	189,135
Limited Obligation Refunding Bonds Series 2012	4.00%	09/02/21	125,000	136,111
Pasadena
Refunding COP Series 2015A	5.00%	02/01/27 (b)	750,000	913,778
Refunding COP Series 2015A	5.00%	02/01/28 (b)	785,000	946,757
Refunding COP Series 2015A	5.00%	02/01/29 (b)	650,000	778,083
Pasadena Public Financing Auth
Lease RB Series 2010A	5.00%	03/01/22 (b)(h)	360,000	410,882
Pomona USD
GO Bonds Series 2008G	0.00%	08/01/32 (b)(f)	1,000,000	608,680
GO Bonds Series 2008G	0.00%	08/01/34 (b)(f)	1,000,000	556,000
Rancho Cucamonga Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2014	5.00%	09/01/26 (b)	755,000	901,357
Riverside Cnty Transportation Commission
Limited Sales Tax RB Series 2010A	5.00%	06/01/32 (b)	3,530,000	3,894,614
Salinas UHSD
GO BAN	0.00%	08/01/20 (b)(f)	2,000,000	1,901,760
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	3.88%	03/01/18	2,165,000	2,198,882
San Diego USD
GO Bonds Series 2010C	0.00%	07/01/31 (f)	1,750,000	1,140,370
GO Bonds Series 2010C	0.00%	07/01/32 (f)	1,500,000	928,485
GO Bonds Series 2010C	0.00%	07/01/33 (f)	1,000,000	592,790
GO Bonds Series 2010C	0.00%	07/01/34 (f)	1,550,000	877,285
GO Bonds Series 2010C	0.00%	07/01/35 (f)	1,300,000	703,885
San Francisco CCD
GO Bonds Series 2010D	5.00%	06/15/29 (b)	1,000,000	1,106,910
San Mateo-Foster City SD
GO Refunding Bonds Series 2012	4.00%	09/01/18	1,885,000	1,947,770
GO Refunding Bonds Series 2012	5.00%	09/01/20	2,195,000	2,465,183
16
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Santa Cruz Cnty Successor Redevelopment Agency
Tax Allocation Refunding Bonds 2014	5.00%	09/01/22	1,235,000	1,457,041
Tax Allocation Refunding Bonds 2014	5.00%	09/01/23	1,000,000	1,203,500
Tax Allocation Refunding Bonds 2014	5.00%	09/01/24	1,250,000	1,521,737
Tiburon/Belvedere Wastewater Financing Auth
RB (Marin Cnty Sanitary District #5) Series 2012	3.00%	10/01/21	140,000	151,467
Univ of California
Limited Project RB Series 2012G	5.00%	05/15/42 (b)	500,000	569,035
Upland
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/19	1,165,000	1,229,762
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/20	1,260,000	1,378,768
				63,476,967
COLORADO 1.4%
Boulder Cnty
COP Series 2015	5.00%	12/01/18	775,000	814,448
COP Series 2015	5.00%	12/01/24 (b)	375,000	420,206
COP Series 2015	5.00%	12/01/25 (b)	500,000	559,935
Colorado Health Facilities Auth
Health Facilities Refunding RB (Evangelical Lutheran Good Samaritan Society) Series 2017	5.00%	06/01/18 (d)	500,000	512,875
Health Facilities Refunding RB (Evangelical Lutheran Good Samaritan Society) Series 2017	5.00%	06/01/19 (d)	400,000	423,788
Health Facilities Refunding RB (Evangelical Lutheran Good Samaritan Society) Series 2017	5.00%	06/01/31 (b)(d)	1,250,000	1,421,687
Hospital RB (Vail Valley Medical Center) Series 2015	5.00%	01/15/26	900,000	1,095,966
Refunding RB (Covenant Retirement Communities) Series 2015A	3.00%	12/01/17	700,000	703,409
Refunding RB (Covenant Retirement Communities) Series 2015A	4.00%	12/01/18	575,000	593,366
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/19 (e)	1,000,000	1,038,710
Refunding RB (National Jewish Health) Series 2012	5.00%	01/01/21	1,900,000	2,062,374
				9,646,764
CONNECTICUT 0.6%
Connecticut Health & Educational Facilities Auth
RB (Quinnipiac Univ) Series M	5.00%	07/01/20	1,055,000	1,162,916
Greater New Haven Pollution Control Auth
Wastewater System Refunding RB Series 2014B	5.00%	08/15/26 (b)	625,000	750,019
Oxford
GO Refunding Bonds 2011	4.00%	08/01/18	1,445,000	1,485,359
GO Refunding Bonds 2011	4.00%	08/01/19	450,000	475,222
Stamford
Water Pollution Control RB Series 2013A	5.00%	08/15/29 (b)	15,000	17,770
				3,891,286
DELAWARE 0.1%
Delaware State Housing Auth
S/F Mortgage Sr RB Series 2011A2	4.25%	07/01/29 (b)	835,000	861,778
17
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
DISTRICT OF COLUMBIA 0.3%
District of Columbia
Income Tax Secured RB Series 2009A	5.25%	12/01/27 (b)(e)	300,000	328,950
Income Tax Secured Refunding RB Series 2010A	5.00%	12/01/30 (b)	1,210,000	1,334,231
				1,663,181
FLORIDA 6.9%
Alachua Cnty Health Facilities Auth
Health Facilities RB (Shands Teaching Hospital & Clinics) Series 2008D1	6.25%	12/01/18	500,000	531,350
Cape Coral
Utility Refunding Assessment Bonds Series 2017	2.75%	09/01/25	1,240,000	1,286,116
Utility Refunding Assessment Bonds Series 2017	2.75%	09/01/26	840,000	860,152
Utility Refunding Assessment Bonds Series 2017	3.00%	09/01/27	745,000	766,665
Escambia Cnty
Pollution Control Refunding RB (Gulf Power) Series 1997	2.10%	07/01/22 (b)	1,000,000	1,011,620
Florida Higher Educational Facilities Financing Auth
Refunding RB (Univ of Tampa) Series 2012A	5.00%	04/01/19	55,000	58,317
Refunding RB (Univ of Tampa) Series 2012A	5.25%	04/01/42 (b)	400,000	448,820
Florida Ports Financing Commission
Refunding RB Series 2011A	5.00%	10/01/28 (b)	1,500,000	1,719,675
Fort Myers
Refunding RB Series 2016	4.00%	12/01/34 (b)	500,000	534,775
Hillsborough Cnty SD
Refunding COP Series 2010A	5.00%	07/01/24 (b)	2,385,000	2,636,331
Sales Tax Refunding RB Series 2015B	5.00%	10/01/21	1,500,000	1,725,810
Sales Tax Refunding RB Series 2015B	5.00%	10/01/23	2,000,000	2,396,820
Hollywood Community Redevelopment Agency
Refunding RB Series 2015	5.00%	03/01/24	3,000,000	3,525,420
Jacksonville
Health Care Facilities Refunding RB (Baptist Health) Series 2017	5.00%	08/15/31 (b)	1,685,000	2,014,822
Health Care Facilities Refunding RB (Baptist Health) Series 2017	5.00%	08/15/33 (b)	1,260,000	1,493,352
Health Care Facilities Refunding RB (Baptist Health) Series 2017	5.00%	08/15/34 (b)	710,000	838,119
Kissimmee Utility Auth
Electric System Sub Refunding RB Series 2003	5.25%	10/01/18	150,000	156,893
Martin Cnty Health Facilities Auth
Hospital RB (Martin Memorial Medical Center) Series 2015	5.00%	11/15/23	1,500,000	1,759,095
Miami Beach Health Facilities Auth
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/21	100,000	113,076
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/22	150,000	173,132
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/24	400,000	474,464
Hospital Refunding & RB (Mt Sinai Medical Center) Series 2014	5.00%	11/15/25 (b)	250,000	293,628
Miami Beach Redevelopment Agency
Tax Increment Refunding RB Series 2015A	4.00%	02/01/18	410,000	415,379
Tax Increment Refunding RB Series 2015A	4.00%	02/01/19	840,000	874,944
Miami-Dade Cnty
Aviation RB Series 2010A	5.00%	10/01/20	500,000	557,260
Aviation RB Series 2010A	5.50%	10/01/26 (b)(g)(h)	1,135,000	1,290,620
Aviation RB Series 2010A	5.50%	10/01/26 (b)	3,555,000	4,023,549
Rickenbacker Causeway RB Series 2014	5.00%	10/01/23	740,000	871,653
18
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Rickenbacker Causeway RB Series 2014	5.00%	10/01/25 (b)	810,000	969,141
Rickenbacker Causeway RB Series 2014	5.00%	10/01/35 (b)	575,000	661,733
Miami-Dade Cnty Educational Facilities Auth
Refunding & RB (Univ of Miami) Series 2015A	5.00%	04/01/30 (b)	1,150,000	1,333,689
Miami-Dade Cnty Expressway Auth
Toll System RB Series 2014A	5.00%	07/01/22	550,000	643,340
Toll System RB Series 2014A	4.00%	07/01/23	1,730,000	1,961,924
Toll System RB Series 2014A	5.00%	07/01/24	625,000	755,062
Orange Cnty Health Facilities Auth
RB (Nemours Foundation) Series 2009A	5.00%	01/01/18	300,000	303,969
RB (Nemours Foundation) Series 2009A	5.00%	01/01/19	445,000	468,327
Palm Beach Cnty Health Facilities Auth
Hospital Refunding RB (Boca Raton Regional Hospital) Series 2014	5.00%	12/01/22	800,000	924,160
Palm Beach Cnty Solid Waste Auth
RB Series 2009	5.25%	10/01/18 (a)(g)	1,900,000	1,990,406
Port St. Lucie
Utility System Refunding RB Series 2014	5.00%	09/01/20	200,000	222,390
Utility System Refunding RB Series 2014	5.00%	09/01/21	175,000	200,181
Utility System Refunding RB Series 2014	5.00%	09/01/22	485,000	567,324
Utility System Refunding RB Series 2014	5.00%	09/01/23	350,000	417,011
Sumter County Industrial Development Auth
Hospital RB (Central FL Health Alliance) Series 2014A	5.00%	07/01/22	200,000	231,556
Hospital RB (Central FL Health Alliance) Series 2014A	5.00%	07/01/24 (b)	150,000	177,621
Tampa
Sales Tax Refunding RB Series 2010	4.00%	10/01/20	535,000	583,353
Tampa Bay Water
Utility System Refunding RB Series 2011	5.00%	10/01/18	850,000	888,751
				46,151,795
GEORGIA 1.3%
Columbia Cnty
GO Sales Tax Bonds Series 2015	5.00%	04/01/20	300,000	331,662
GO Sales Tax Bonds Series 2015	5.00%	04/01/21	400,000	456,788
GO Sales Tax Bonds Series 2015	5.00%	04/01/22	200,000	235,262
GO Sales Tax Bonds Series 2015	5.00%	04/01/23	200,000	240,776
Fulton Cnty Development Auth
RB (Georgia State Univ) Series 2011	5.00%	10/01/17	185,000	185,653
Private Colleges & Universities Auth
RB (Emory Univ) Series 2016A	5.00%	10/01/46 (b)	6,000,000	7,025,820
				8,475,961
GUAM 0.2%
Guam Power Auth
RB Series 2014A	5.00%	10/01/20	500,000	547,300
RB Series 2014A	5.00%	10/01/25 (b)	720,000	826,848
				1,374,148
19
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
HAWAII 1.1%
Hawaii
GO Bonds Series 2013EH	5.00%	08/01/20	2,700,000	3,013,929
Hawaii State Housing Finance & Development Corp
S/F Mortgage Purchase RB Series 2011B	4.50%	01/01/26 (b)	705,000	724,225
Honolulu
GO Bonds Series 2016C	5.00%	10/01/28	2,000,000	2,525,040
GO Bonds Series 2017A	5.00%	09/01/32 (b)(d)	750,000	918,165
				7,181,359
IDAHO 1.4%
Ada & Canyon Cntys Jt SD #3
GO Bonds Series 2017B	5.00%	09/15/33 (a)(b)	2,000,000	2,421,980
GO Bonds Series 2017B	5.00%	09/15/34 (a)(b)	1,055,000	1,271,634
Nampa SD #131
GO Refunding Bonds Series 2011B	3.50%	08/15/19 (a)(e)	1,535,000	1,615,495
GO Refunding Bonds Series 2011B	4.00%	08/15/21 (a)(e)	1,835,000	2,048,741
GO Refunding Bonds Series 2011B	4.00%	08/15/22 (a)(e)	745,000	849,129
Univ of Idaho
General RB Series 2014	5.00%	04/01/21	350,000	397,631
General RB Series 2014	5.00%	04/01/24 (b)	200,000	230,556
General RB Series 2014	5.00%	04/01/26 (b)	300,000	341,487
				9,176,653
ILLINOIS 5.0%
Bellwood Village
GO Refunding Bonds Series 2014	4.00%	12/01/21	500,000	553,375
GO Refunding Bonds Series 2014	5.00%	12/01/32 (b)	1,705,000	1,964,007
GO Refunding Bonds Series 2016B	5.00%	12/01/27 (b)	1,125,000	1,335,409
GO Refunding Bonds Series 2016B	5.00%	12/01/28 (b)	1,000,000	1,178,660
Chicago
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/28 (b)	1,750,000	2,082,727
OHare General Airport Sr Lien Refunding RB Series 2015B	5.00%	01/01/29 (b)	1,100,000	1,300,156
OHare PFC Refunding RB Series 2010D	5.00%	01/01/18 (e)	1,200,000	1,216,848
OHare PFC Refunding RB Series 2010D	5.00%	01/01/19 (e)	750,000	790,860
OHare PFC Refunding RB Series 2012A	5.00%	01/01/31 (b)(e)	4,950,000	5,565,532
Community Unit SD #300
GO Refunding Bonds Series 2013	5.25%	01/01/31 (b)	4,840,000	5,578,874
Dupage Cnty HSD #88
GO Refunding Bonds Series 2016	5.00%	01/15/26	2,500,000	3,055,050
Illinois Finance Auth
RB (OSF Healthcare) Series 2015A	5.00%	11/15/23	700,000	827,176
RB (Riverside Health) Series 2016	4.00%	11/15/34 (b)	1,000,000	1,030,270
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/30 (b)	600,000	678,336
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/33 (b)	960,000	1,066,992
RB (Rosalind Franklin Univ) Series 2017A	5.00%	08/01/34 (b)	1,330,000	1,472,390
RB (Rush Univ Medical Center) Series 2015A	5.00%	11/15/20	250,000	278,675
Refunding RB (Silver Cross Hospital & Medical Centers) Series 2015C	5.00%	08/15/25	450,000	530,456
20
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/26 (d)	700,000	824,670
Refunding RB (Southern Illinois Healthcare Enterprises) Series 2017C	5.00%	03/01/30 (d)	400,000	462,016
Kankakee River Metropolitan Agency
Sr Lien Sewage Treatment Facility Refunding RB Series 2016	5.00%	05/01/26	1,305,000	1,554,816
				33,347,295
INDIANA 1.2%
Indiana Finance Auth
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/21	125,000	139,428
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/22	320,000	364,486
Educational Facilities RB (Butler Univ) Series 2014	5.00%	02/01/23	380,000	439,926
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/22	700,000	797,314
Educational Facilities Refunding RB (Butler Univ) Series 2012A	5.00%	02/01/24 (b)	1,840,000	2,093,681
RB (Community Foundation of Northwest IN) Series 2012	5.00%	03/01/18	1,000,000	1,019,700
RB (Community Foundation of Northwest IN) Series 2012	5.00%	03/01/19	1,000,000	1,055,970
RB (Valparaiso Univ) Series 2017	5.00%	10/01/27	1,035,000	1,273,153
State Revolving Fund Refunding Bonds Series 2010A	5.00%	02/01/19	945,000	1,001,303
				8,184,961
IOWA 0.1%
Iowa
Special Obligation Bonds Series 2010	5.00%	06/15/25 (b)(g)(h)	570,000	633,743
KANSAS 1.7%
Butler Cnty USD #375
GO Refunding Bonds Series 2014-1	4.00%	09/01/22	150,000	168,075
Butler Cnty USD #385
GO Refunding Bonds Series 2017	4.00%	09/01/27	1,000,000	1,165,010
Crawford Cnty USD #250
GO Bonds Series 2017	5.00%	09/01/25	250,000	305,120
GO Bonds Series 2017	5.00%	09/01/26	250,000	308,095
GO Bonds Series 2017	5.00%	09/01/27	450,000	558,135
GO Bonds Series 2017	5.00%	09/01/36 (b)	880,000	1,034,414
GO Bonds Series 2017	5.00%	09/01/37 (b)	435,000	510,503
Finney Cnty USD #457
GO Refunding Bonds Series 2016A	5.00%	09/01/25	1,265,000	1,548,094
GO Refunding Bonds Series 2016A	5.00%	09/01/26	2,035,000	2,507,893
Hutchinson
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/27 (b)	375,000	428,925
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/28 (b)	400,000	453,320
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/29 (b)	440,000	494,921
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/30 (b)	445,000	497,488
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/31 (b)	250,000	278,355
Hospital Facilities RB (Hutchinson Regional Medical Center) Series 2016	5.00%	12/01/41 (b)	500,000	544,770
Johnson Cnty USD #512
Improvement Refunding Bonds Series 2016B	5.00%	10/01/25	500,000	622,625
Olathe
Health Facilities RB (Olathe Medical Center) Series 2012A	4.00%	09/01/21	120,000	132,325
				11,558,068
21
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
KENTUCKY 1.2%
Kentucky
COP 2015	4.00%	06/15/24	400,000	453,032
COP 2015	5.00%	06/15/25	400,000	484,484
Kentucky Economic Development Finance Auth
Hospital RB (Baptist Healthcare) Series 2009A	5.00%	08/15/18	750,000	776,392
Kentucky State Property & Buildings Commission
Refunding RB Series A	5.00%	08/01/20	1,210,000	1,336,433
Kentucky Turnpike Auth
Economic Development Road RB Series 2017A	5.00%	07/01/26	4,000,000	4,919,920
				7,970,261
LOUISIANA 1.0%
Louisiana Public Facilities Auth
Refunding RB (Loyola University) Series 2017	0.00%	10/01/18 (f)	500,000	491,675
Refunding RB (Loyola University) Series 2017	0.00%	10/01/19 (f)	750,000	720,210
Refunding RB (Ochsner Clinic Fdn) Series 2015	4.00%	05/15/19	250,000	262,173
Refunding RB (Ochsner Clinic Fdn) Series 2015	5.00%	05/15/21	800,000	904,344
Refunding RB (Ochsner Clinic Fdn) Series 2015	5.00%	05/15/23	350,000	412,170
Refunding RB (Ochsner Clinic Foundation) Series 2017	5.00%	05/15/27	900,000	1,090,485
New Orleans
GO Refunding Bonds Series 2015	4.00%	12/01/18	700,000	726,145
GO Refunding Bonds Series 2015	4.00%	12/01/19	700,000	744,499
Sewerage Service Refunding RB Series 2014	5.00%	06/01/20	550,000	605,440
Sewerage Service Refunding RB Series 2014	5.00%	06/01/21	400,000	453,464
Sewerage Service Refunding RB Series 2014	5.00%	06/01/22	250,000	289,503
				6,700,108
MARYLAND 3.3%
Baltimore
Water RB Series 2013A	5.00%	07/01/19	750,000	806,775
Water RB Series 2013A	5.00%	07/01/20	150,000	167,031
Water RB Series 2013A	5.00%	07/01/21	450,000	516,973
Frederick Cnty
Public Facilities GO Refunding Bonds Series 2017A	5.00%	02/01/28	2,600,000	3,328,442
Public Facilities GO Refunding Bonds Series 2017A	5.00%	02/01/30	1,500,000	1,928,835
Maryland
GO Refunding Bonds Series 2017B	5.00%	08/01/26	5,390,000	6,827,405
Maryland Health & Higher Educational Facilities Auth
RB (Frederick Memorial Hospital) Series 2012A	5.00%	07/01/20	135,000	148,056
RB (Meritus Medical Center) Series 2015	5.00%	07/01/23	1,000,000	1,179,180
Prince Georges Cnty
GO Bonds Series 2016B	4.00%	07/15/22 (e)	6,505,000	7,383,045
				22,285,742
MASSACHUSETTS 1.9%
Braintree
GO Refunding Bonds	5.00%	05/15/29	80,000	101,528
22
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Martha's Vineyard Land Bank
Refunding RB Series 2017	5.00%	05/01/27	300,000	373,380
Refunding RB Series 2017	5.00%	05/01/29 (b)	200,000	244,558
Refunding RB Series 2017	5.00%	05/01/31 (b)	410,000	494,784
Refunding RB Series 2017	5.00%	05/01/33 (b)	330,000	394,495
Massachusetts Development Finance Agency
RB (Boston College) Series 2017T	5.00%	07/01/37 (b)	2,000,000	2,394,860
RB (Boston Medical Center) Series 2016E	5.00%	07/01/37 (b)	1,000,000	1,122,780
RB (Lahey Health System) Series 2015F	5.00%	08/15/27 (b)	500,000	599,155
RB (Lahey Health System) Series 2015F	5.00%	08/15/28 (b)	1,100,000	1,304,809
RB (SABIS International Charter School) Series 2015	4.00%	04/15/20	490,000	507,522
RB (SABIS International Charter School) Series 2015	5.00%	04/15/25	500,000	561,150
RB (Tufts Medical Center) Series 2011I	5.00%	01/01/18	885,000	896,222
Massachusetts HFA
S/F Housing RB Series 183	3.50%	12/01/46 (b)	3,355,000	3,600,250
Massachusetts Turnpike Auth
RB Series 1993A	5.00%	01/01/20 (h)	340,000	357,507
				12,953,000
MICHIGAN 3.0%
Grand Rapids
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/25	700,000	859,698
Sanitary Sewer System Refunding RB Series 2010	5.00%	01/01/27	1,345,000	1,681,748
Karegnondi Water Auth
RB Series 2014A	5.00%	11/01/24 (b)	1,645,000	1,935,458
RB Series 2014A	5.00%	11/01/25 (b)	1,100,000	1,279,410
Livonia SD
ULT GO Bonds Series 2016 II	5.00%	05/01/31 (b)	2,675,000	3,136,223
Michigan Finance Auth
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/26 (b)	940,000	1,050,817
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/27 (b)	585,000	649,730
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/28 (b)	535,000	589,688
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/29 (b)	590,000	647,100
Limited Obligation Refunding RB (College for Creative Studies) Series 2015	5.00%	12/01/30 (b)	400,000	436,800
Michigan Hospital Finance Auth
RB (Ascension Health) Series 1999B3	0.95%	11/15/33 (b)(g)(h)	65,000	64,997
Michigan Housing Development Auth
S/F Mortgage RB Series 2015A	4.00%	06/01/46 (b)	2,655,000	2,872,444
Michigan Trunk Line Fund
Refunding Bonds Series 2009	5.00%	11/01/22 (b)	1,785,000	1,940,116
Troy
LT GO Bonds Series 2013	5.00%	11/01/22 (b)	125,000	144,964
LT GO Bonds Series 2013	5.00%	11/01/23 (b)	150,000	173,193
LT GO Bonds Series 2013	5.00%	11/01/25 (b)	200,000	230,924
Wayne Cnty Airport Auth
Airport RB Series 2014B	5.00%	12/01/32 (b)	550,000	630,036
Airport RB Series 2014B	5.00%	12/01/33 (b)	625,000	714,631
Western Townships Utilities Auth
LT GO Refunding Bonds Series 2012	4.00%	01/01/20	600,000	638,676
				19,676,653
23
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
MINNESOTA 1.6%
Mahtomedi ISD #832
GO Refunding Bonds Series 2014A	5.00%	02/01/21 (a)	550,000	623,975
GO Refunding Bonds Series 2014A	5.00%	02/01/22 (a)	400,000	467,252
Maple Grove
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/17	300,000	300,000
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/18	300,000	308,568
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/19	500,000	526,870
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/20	600,000	646,404
Health Care Facilities Refunding RB (North Memorial Health) Series 2015	4.00%	09/01/21	400,000	439,280
Minnetonka ISD #276
GO Refunding Bonds Series 2013H	4.00%	02/01/22 (a)	860,000	964,120
Olmsted Cnty
GO Refunding Bonds Series 2012A	4.00%	02/01/20	1,715,000	1,841,430
Saint Paul Housing & Redevelopment Auth
Health System RB (Fairview Health) Series 2017A	5.00%	11/15/27	400,000	494,144
Healthcare System RB (Fairview Health) Series 2017A	5.00%	11/15/28 (b)	500,000	610,390
Healthcare System RB (Fairview Health) Series 2017A	5.00%	11/15/29 (b)	400,000	484,308
Shakopee ISD #720
GO Refunding Bonds Series 2012A	4.00%	02/01/19 (a)	640,000	668,646
GO Refunding Bonds Series 2012A	5.00%	02/01/21 (a)	1,000,000	1,133,050
Univ of Minnesota
General RB Series 2011D	5.00%	12/01/20	220,000	248,406
General RB Series 2011D	5.00%	12/01/21	425,000	494,560
General RB Series 2013A	4.00%	02/01/20	545,000	585,450
				10,836,853
MISSISSIPPI 1.4%
Mississippi Development Bank
Special Obligation Bonds (Jackson Water & Sewer) Series 2013	6.88%	12/01/40 (b)	4,250,000	5,464,013
Special Obligation Refunding Bonds (Jackson Public SD) Series 2012A	5.00%	04/01/28 (b)	750,000	856,365
Special Obligation Refunding Bonds (Jackson Public SD) Series 2015A	5.00%	04/01/21	2,000,000	2,257,880
Mississippi Home Corp
Homeownership Mortgage RB Series 2011A	4.50%	06/01/25 (b)	660,000	682,664
				9,260,922
MISSOURI 1.1%
Boone Cnty
Hospital Refunding RB (Boone Hospital Center) Series 2012	4.00%	08/01/18	400,000	410,400
Refunding RB (Boone Hospital Ctr) Series 2016	5.00%	08/01/19	500,000	534,260
Butler Cnty SD R1
Lease Participation Certificates Series 2014	4.00%	03/01/21	200,000	218,470
Lease Participation Certificates Series 2014	5.00%	03/01/23	200,000	235,884
Lease Participation Certificates Series 2014	5.00%	03/01/24	200,000	239,324
Independence SD
Refunding Bonds 2017	5.50%	03/01/33 (a)(b)	1,000,000	1,261,940
Missouri Health & Educational Facilities Auth
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/35 (b)	1,000,000	1,167,940
Educational Facilities RB (Kansas City Univ of Medicine) Series 2017A	5.00%	06/01/36 (b)	1,050,000	1,223,439
24
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/30 (b)	500,000	548,915
RB (St Louis College of Pharmacy) Series 2015B	5.00%	05/01/34 (b)	500,000	539,525
RB (St. Louis College of Pharmacy) Series 2013	5.00%	05/01/18	1,200,000	1,227,708
				7,607,805
NEBRASKA 0.8%
Nebraska Investment Finance Auth
S/F Housing RB Series 2013A	2.50%	09/01/34 (b)	120,000	120,341
S/F Housing RB Series 2013C	2.50%	03/01/35 (b)	685,000	692,158
S/F Housing RB Series 2013E	3.00%	03/01/43 (b)	290,000	293,753
S/F Housing RB Series 2016A	3.50%	03/01/46 (b)	2,310,000	2,451,049
Nebraska Public Power District
General RB Series 2010C	5.00%	01/01/19	250,000	263,723
Omaha Public Power District
Electric System RB Series 2016A	4.00%	02/01/33 (b)	190,000	204,622
Papio-Missouri River Natural Resource District
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/27 (b)	250,000	273,965
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/28 (b)	275,000	300,030
Flood Protection & Water Quality Enhancement Refunding Bonds Series 2017	4.00%	12/15/30 (b)	500,000	544,275
				5,143,916
NEVADA 1.3%
Carson City
Hospital Refunding RB (Carson Tahoe Regional Healthcare) Series 2012	5.00%	09/01/18	1,265,000	1,310,236
Clark Cnty
Airport System RB Sr Series 2010D	5.00%	07/01/18 (e)	1,770,000	1,831,755
Nevada System of Higher Education
Univ RB Series 2011A	5.00%	07/01/18 (e)	5,375,000	5,558,879
				8,700,870
NEW HAMPSHIRE 0.2%
New Hampshire Health & Education Facilities Auth
RB (Dartmouth College) Series 2009	5.00%	06/01/19	180,000	193,219
RB (Dartmouth-Hitchcock ) Series 2009	6.00%	08/01/38 (b)	400,000	436,988
New Hampshire HFA
S/F Mortgage Acquisition RB Series 2008E	6.63%	07/01/38 (b)	225,000	237,881
S/F Mortgage Acquisition RB Series 2011E	4.50%	01/01/28 (b)	525,000	551,529
				1,419,617
NEW JERSEY 3.5%
Atlantic City
Tax Refunding Bonds Series 2017A	5.00%	03/01/24	200,000	233,068
Tax Refunding Bonds Series 2017A	5.00%	03/01/25	300,000	351,765
Tax Refunding Bonds Series 2017A	5.00%	03/01/27	250,000	296,643
Cranbury Township
GO Refunding Bonds	3.00%	12/01/17	285,000	286,610
GO Refunding Bonds	4.00%	12/01/18	400,000	415,960
25
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Dumont
Refunding Bonds Series 2016	3.00%	07/15/20	365,000	385,060
Refunding Bonds Series 2016	3.00%	07/15/21	375,000	401,449
Refunding Bonds Series 2016	3.00%	07/15/22	400,000	433,204
Refunding Bonds Series 2016	4.00%	07/15/23	330,000	380,219
Refunding Bonds Series 2016	4.00%	07/15/24	300,000	349,326
Flemington-Raritan Regional SD
GO Refunding Bonds Series 2014	4.00%	06/15/20	250,000	270,528
GO Refunding Bonds Series 2014	4.00%	06/15/21	985,000	1,089,686
GO Refunding Bonds Series 2014	4.00%	06/15/22	635,000	715,461
GO Refunding Bonds Series 2014	4.00%	06/15/23	500,000	572,070
Gloucester Cnty Improvement Auth
County Guaranteed Refunding RB Series 2012	4.00%	12/01/17	425,000	428,434
County Guaranteed Refunding RB Series 2012	4.00%	12/01/18	465,000	483,000
County Guaranteed Refunding RB Series 2012	4.00%	12/01/19	485,000	517,490
County Guaranteed Refunding RB Series 2012	4.00%	12/01/20	510,000	557,226
County Guaranteed Refunding RB Series 2012	4.00%	12/01/22	480,000	545,030
Refunding RB Series 2012	4.00%	12/01/21	355,000	396,187
Mercer Cnty Improvement Auth
Refunding RB Series 2011	4.00%	09/01/17	1,370,000	1,370,000
Middlesex Cnty
Refunding COP Series 2011	4.00%	06/15/20	185,000	199,606
Refunding COP Series 2011	4.00%	06/15/21	265,000	292,022
Middlesex Cnty Improvement Auth
County Guaranteed Lease Refunding RB Series 2014A	4.00%	12/15/19	465,000	497,406
County Guaranteed Lease Refunding RB Series 2014A	5.00%	12/15/20	680,000	767,169
County Guaranteed Lease Refunding RB Series 2014A	5.00%	12/15/21	1,030,000	1,196,613
County Guaranteed Lease Refunding RB Series 2014A	5.00%	12/15/22	640,000	762,637
County Guaranteed Refunding RB Series 2011	4.00%	09/15/21	625,000	697,175
Monmouth Cnty Improvement Auth
Governmental Loan RB Series 2008	5.25%	12/01/18	85,000	89,700
Montclair Township
School Refunding Bonds Series 2016B	5.00%	10/01/27 (b)	500,000	621,785
School Refunding Bonds Series 2016B	4.00%	10/01/28 (b)	150,000	171,686
Morris Cnty Improvement Auth
County Guaranteed Bonds Series 2012A	3.00%	02/01/19	705,000	727,172
County Guaranteed Bonds Series 2012A	3.00%	02/01/20	695,000	730,716
New Jersey Economic Development Auth
School Facilities Construction Refunding Bonds Series 2011GG	5.00%	09/01/19 (h)	2,250,000	2,433,825
New Jersey Housing & Mortgage Finance Agency
M/F Conduit RB (Aspen Riverpark Apts) Series 2016N	1.20%	10/01/19 (b)	1,250,000	1,251,862
Passaic Cnty
GO Refunding Bonds Series 2012	4.00%	02/01/19	500,000	522,090
Passaic Cnty Improvement Auth
Governmental Loan RB Series 2015	5.00%	08/01/24	505,000	610,833
Princeton
GO Refunding Bond Series 2016	3.00%	01/01/24	600,000	657,984
GO Refunding Bond Series 2016	3.00%	01/01/26	475,000	521,621
				23,230,318
26
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
NEW MEXICO 0.5%
Albuquerque Municipal SD #12
GO Bonds Series 2015	5.00%	08/01/23	1,855,000	2,234,570
Bernalillo Cnty
GO Refunding Bonds Series 2010	4.00%	02/01/19	375,000	391,777
GO Refunding Bonds Series 2010	4.00%	02/01/20	105,000	112,637
Santa Fe Gross Receipts Tax RB
Gross Receipt Tax Revenue & Refunding RB Series 2012A	4.00%	06/01/18	660,000	676,038
				3,415,022
NEW YORK 7.5%
Build NYC Resource Corp
RB (Manhattan College) Series 2017	5.00%	08/01/27	200,000	247,270
RB (Manhattan College) Series 2017	5.00%	08/01/28 (b)	300,000	366,243
RB (Manhattan College) Series 2017	5.00%	08/01/29 (b)	900,000	1,083,294
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/25	250,000	306,028
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/27 (b)	300,000	358,836
RB (YMCA of Greater New York) Series 2015	5.00%	08/01/30 (b)	195,000	227,692
East Rockaway
GO Refunding Bonds Series 2016	2.00%	07/15/19	505,000	514,888
GO Refunding Bonds Series 2016	2.00%	07/15/20	520,000	534,056
GO Refunding Bonds Series 2016	3.00%	07/15/22	300,000	324,903
GO Refunding Bonds Series 2016	3.00%	07/15/24	535,000	585,188
GO Refunding Bonds Series 2016	3.00%	07/15/25	605,000	659,898
GO Refunding Bonds Series 2016	3.00%	07/15/26	525,000	570,407
Lake Success
GO Refunding Bonds Series 2010B	4.00%	12/01/18	210,000	218,589
GO Refunding Bonds Series 2010B	4.00%	12/01/19	125,000	134,129
Nassau Cnty Interim Finance Auth
Sales Tax Secured Bonds Series 2009A	5.00%	11/15/18	220,000	231,218
Nassau Cnty Local Economic Assistance Corp
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/21	500,000	566,345
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/23	535,000	627,940
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/24	425,000	504,556
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/25 (b)	1,000,000	1,173,280
RB (Catholic Health Services Long Island) Series 2014	5.00%	07/01/26 (b)	250,000	290,910
New York City
GO Bonds Fiscal 2014 Series B	5.00%	08/01/22	1,600,000	1,889,920
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/22	2,670,000	3,119,842
GO Bonds Fiscal 2014 Series I1	5.00%	03/01/23	1,120,000	1,339,206
GO Bonds Fiscal 2014 Series J	5.00%	08/01/20	3,000,000	3,345,450
New York City Transitional Finance Auth
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%	11/01/18	900,000	944,118
Future Tax Secured Sub RB Fiscal 2010 Series I2	5.00%	11/01/20 (b)	200,000	222,154
Future Tax Secured Sub RB Fiscal 2011 Series D1	5.00%	02/01/35 (b)(e)	5,535,000	6,193,997
Future Tax Secured Sub RB Fiscal 2014 Series B1	5.00%	11/01/23	2,700,000	3,279,663
New York State Dormitory Auth
Hospital Refunding RB (Wyckoff Heights Medical Center) Series 2015	5.00%	02/15/21	485,000	549,447
RB (Cornell Univ) Series 1990B	5.00%	07/01/18	80,000	82,866
RB (New York Univ Hospitals) Series 2011A	5.00%	07/01/19	1,370,000	1,469,024
27
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
State Personal Income Tax RB Series 2009A	5.00%	02/15/18	140,000	142,766
State Personal Income Tax RB Series 2014A	5.00%	02/15/18 (h)	10,000	10,193
State Personal Income Tax RB Series 2017A	5.00%	02/15/18 (g)(h)	2,850,000	2,905,261
State Personal Income Tax RB Series 2017A	5.00%	02/15/31 (b)	5,000,000	6,074,950
New York State Thruway Auth
General RB Series I	5.00%	01/01/20	500,000	546,125
General RB Series I	5.00%	01/01/21	1,000,000	1,128,340
General Revenue Jr Obligations Series 2013A	4.00%	05/01/19	800,000	840,560
General Revenue Jr Obligations Series 2013A	5.00%	05/01/19	2,500,000	2,668,000
New York State Urban Development Corp
State Personal Income Tax RB Series 2009A1	5.00%	12/15/17 (h)	160,000	161,982
State Personal Income Tax RB Series 2009A1	5.00%	12/15/17	410,000	415,162
Niagara Frontier Transportation Auth
Buffalo Airport Refunding RB Series 2014B	4.00%	04/01/18	450,000	457,857
Buffalo Airport Refunding RB Series 2014B	5.00%	04/01/19	850,000	901,952
Scarsdale UFSD
GO Refunding Bonds 2012	4.00%	02/01/19	260,000	271,708
Troy Capital Resource Corp
RB (Rensselaer Polytechnic Institute) Series 2015	5.00%	08/01/24	1,000,000	1,198,470
				49,684,683
NORTH CAROLINA 2.4%
Durham Cnty
COP Series 2009A	4.00%	06/01/18	1,610,000	1,648,511
New Hanover Cnty
GO Bonds Series 2015	5.00%	02/01/24	3,090,000	3,780,584
Hospital RB (New Hanover Regional Medical Center) Series 2017	5.00%	10/01/29 (b)	1,150,000	1,394,260
Hospital RB (New Hanover Regional Medical Center) Series 2017	5.00%	10/01/30 (b)	1,200,000	1,440,132
North Carolina Housing Finance Agency
Home Ownership RB Series 2009-2	4.25%	01/01/28 (b)	505,000	521,539
North Carolina Medical Care Commission
Health Care Facilities Refunding RB (WakeMed) Series 2012A	5.00%	10/01/21 (e)	5,000,000	5,735,450
Refunding RB (Mission Health) Series 2017	5.00%	10/01/33 (b)	1,500,000	1,799,805
				16,320,281
NORTH DAKOTA 0.2%
Grand Forks
Sales Tax Refunding RB Series 2015D	5.00%	12/15/19	620,000	676,333
Sales Tax Refunding RB Series 2015D	5.00%	12/15/20	395,000	443,723
				1,120,056
OHIO 1.5%
Cleveland-Cuyahoga Cnty Port Auth
Development RB (Cleveland State Univ) Series 2014	5.00%	08/01/24	1,110,000	1,311,509
Development RB (Cleveland State Univ) Series 2014	5.00%	08/01/44 (b)	1,955,000	2,064,871
Columbus
ULT GO Bonds Series 2011A	5.00%	07/01/18	2,000,000	2,070,640
28
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Hamilton Cnty
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/23	500,000	584,435
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/24	500,000	593,810
Hospital Facilities RB (UC Health) Series 2014	5.00%	02/01/25 (b)	1,000,000	1,177,040
Univ of Toledo
General Receipts Bonds Series 2011B	5.00%	06/01/18	1,100,000	1,133,924
General Receipts Bonds Series 2011B	5.00%	06/01/30 (b)	805,000	891,578
Westerville
LT GO Bonds Series 2010	4.00%	12/01/18	365,000	379,564
				10,207,371
OKLAHOMA 0.7%
Norman Regional Hospital Auth
Hospital Refunding RB (Norman Regional Hospital) Series 2016	3.00%	09/01/17	740,000	740,000
Oklahoma Development Finance Auth
Health System Refunding RB (INTEGRIS) Series 2015A	5.00%	08/15/25	1,190,000	1,455,335
Health System Refunding RB (INTEGRIS) Series 2015A	5.00%	08/15/26 (b)	1,070,000	1,293,234
Lease RB Series 2014A	4.00%	06/01/27 (b)	1,235,000	1,367,861
				4,856,430
OREGON 6.1%
Astoria Hospital Facilities Auth
RB (Columbia Memorial Hospital) Series 2016	4.00%	08/01/46 (b)	1,000,000	1,012,710
Central Lincoln Peoples Utility District
Electric System RB Series 2016	5.00%	12/01/31 (b)	200,000	235,426
Electric System RB Series 2016	5.00%	12/01/33 (b)	120,000	140,092
Clackamas CCD
GO Bonds Series 2017B	5.00%	06/15/35 (b)	500,000	602,625
GO Bonds Series 2017B	5.00%	06/15/36 (b)	1,595,000	1,917,780
Clatsop Cnty SD
GO Bonds Series 2017A	0.00%	06/15/37 (a)(b)(f)	2,000,000	921,160
GO Bonds Series 2017A	0.00%	06/15/38 (a)(b)(f)	3,565,000	1,564,072
David Douglas SD #40
GO Refunding Bonds Series 2015	4.00%	12/01/19 (a)	600,000	641,724
Eugene
Refunding Water RB Series 2016	5.00%	08/01/26	265,000	334,070
Refunding Water RB Series 2016	5.00%	08/01/27 (b)	250,000	311,375
Refunding Water RB Series 2016	5.00%	08/01/28 (b)	100,000	123,369
Refunding Water RB Series 2016	5.00%	08/01/29 (b)	200,000	244,556
Forest Grove
Campus Refunding & RB (Pacific Univ) Series 2014A	5.25%	05/01/34 (b)	1,625,000	1,786,021
Campus Refunding & RB (Pacific Univ) Series 2014A	5.00%	05/01/40 (b)	3,985,000	4,250,720
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/22	90,000	103,270
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/23	500,000	584,360
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/24	500,000	593,180
Campus Refunding & RB (Pacific Univ) Series 2015A	5.00%	05/01/25	450,000	536,008
Kalamath Falls Intercommunity Hospital Auth
Refunding RB (Sky Lakes Med Center) Series 2016	5.00%	09/01/27 (b)	200,000	241,924
Refunding RB (Sky Lakes Med Center) Series 2016	5.00%	09/01/29 (b)	715,000	848,333
Refunding RB (Sky Lakes Med Center) Series 2016	5.00%	09/01/30 (b)	400,000	471,556
29
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Lane Community College
GO Bonds Series 2012	4.00%	06/15/20 (a)	2,195,000	2,375,868
North Clackamas SD #12
GO Bonds Series 2017A	0.00%	06/15/38 (a)(b)(f)	7,500,000	3,257,250
Oregon Facilities Auth
RB (Legacy Health) Series 2016A	5.00%	06/01/32 (b)	1,000,000	1,168,800
Refunding RB (Legacy Health) Series 2011A	5.25%	05/01/21	2,000,000	2,291,760
Refunding RB (Samaritan Health Services) Series 2016A	5.00%	10/01/32 (b)	1,500,000	1,717,695
Oregon Health Sciences Univ
RB Series 2017A	5.00%	07/01/34 (b)	1,500,000	1,800,450
RB Series 2017A	5.00%	07/01/42 (b)	1,200,000	1,415,340
RB Series 2017A	4.00%	07/01/46 (b)	1,760,000	1,853,597
Port Morrow
LT GO Bonds Series 2016	5.00%	12/01/29 (b)	340,000	383,806
LT GO Bonds Series 2016	5.00%	12/01/30 (b)	330,000	372,487
LT GO Bonds Series 2016	5.00%	12/01/31 (b)	375,000	422,340
LT GO Bonds Series 2016	5.00%	12/01/36 (b)	1,155,000	1,283,205
Sherwood SD #88J
GO Bonds Series 2017A	0.00%	06/15/37 (a)(b)(f)	4,235,000	1,926,756
St. Helens SD #502
GO Bonds Series 2017	5.00%	06/15/33 (a)(b)	1,340,000	1,626,653
Umpqua CCD
GO Bonds Series 2014A	4.00%	06/01/24 (b)	1,290,000	1,351,004
				40,711,342
PENNSYLVANIA 2.3%
Allegheny Cnty Higher Education Building Auth
RB (Duquesne Univ) Series 2013A	4.00%	03/01/20	1,455,000	1,552,325
Cumberland Cnty Municipal Auth
RB (Diakon Lutheran Social Ministries) Series 2015	4.00%	01/01/18	600,000	605,316
Delaware Cnty Auth
RB (Cabrini Univ) Series 2017	5.00%	07/01/24	1,070,000	1,253,548
RB (Cabrini Univ) Series 2017	5.00%	07/01/25	1,125,000	1,323,956
RB (Cabrini Univ) Series 2017	5.00%	07/01/27	735,000	875,583
RB (Cabrini Univ) Series 2017	5.00%	07/01/31 (b)	1,505,000	1,737,432
RB (Villanova Univ) Series 2015	5.00%	08/01/28 (b)	175,000	207,196
Pennsylvania Higher Educational Facilities Auth
RB (Temple Univ) First Series 2012	4.00%	04/01/18	95,000	96,738
Pennsylvania Intergovernmental Coop Auth
Philadelphia Special Tax Refunding RB Series 2010	5.00%	06/15/18	2,000,000	2,066,920
Philadelphia Special Tax Refunding RB Series 2010	5.00%	06/15/20	1,070,000	1,188,460
Pennsylvania Public School Building Auth
RB (Harrisburg SD) Series 2016A	5.00%	12/01/30 (b)	3,500,000	4,165,665
				15,073,139
RHODE ISLAND 0.2%
Rhode Island Housing & Mortgage Finance Corp
Homeownership Opportunity RB Series 67B	3.50%	10/01/46 (b)	1,380,000	1,441,079
30
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
SOUTH CAROLINA 1.0%
Beaufort-Jasper Water & Sewer Auth
Refunding RB Series 2010B	5.00%	03/01/22	95,000	111,135
Refunding RB Series 2010B	5.00%	03/01/23	445,000	532,358
Kershaw Cnty Public Schools Foundation
Installment Purchase Refunding RB Series 2015	5.00%	12/01/21	1,000,000	1,139,870
Installment Purchase Refunding RB Series 2015	5.00%	12/01/22	800,000	929,888
South Carolina Educational Facilities Auth
Educational Facilities RB (Wofford College) Series 2007B	2.38%	04/01/27 (b)	2,620,000	2,682,801
Univ of South Carolina
Higher Education RB Series 2015	5.00%	05/01/24	1,000,000	1,209,260
				6,605,312
SOUTH DAKOTA 0.1%
South Dakota Building Auth
RB Series 2011	4.00%	06/01/21 (b)	55,000	57,617
South Dakota Health & Educational Facilities Auth
RB (Sanford Health) Series 2009	5.00%	11/01/17	100,000	100,715
RB (Sanford Health) Series 2015	5.00%	11/01/27 (b)	250,000	301,362
RB (Sanford Health) Series 2015	5.00%	11/01/28 (b)	250,000	298,173
				757,867
TENNESSEE 0.9%
Chattanooga-Hamilton Cnty Hospital Auth
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/23	650,000	762,483
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/24	600,000	708,972
Hospital Refunding & RB (Erlanger Health) Series 2014A	5.00%	10/01/25 (b)	950,000	1,105,629
Memphis
GO Refunding Bonds Series 2011	5.00%	05/01/20	2,000,000	2,212,400
Metro Government of Nashville & Davidson Cnty Health & Educational Facilities Board
RB (Belmont Univ) Series 2012	4.00%	11/01/21	100,000	109,268
West Knox Utility District
Water & Sewer Refunding RB Series 2016	4.00%	06/01/46 (b)	1,250,000	1,314,100
				6,212,852
TEXAS 10.1%
Arlington ISD
ULT GO Bonds Series 2011A	5.00%	02/15/36 (a)(b)(e)(g)	3,650,000	4,005,583
Brady ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/24 (a)	320,000	391,974
ULT GO Refunding Bonds Series 2015	5.00%	08/15/25 (a)	250,000	309,660
Bryan
Refunding RB Series 2017	5.00%	07/01/28 (b)	770,000	947,824
Refunding RB Series 2017	5.00%	07/01/29 (b)	395,000	481,189
Refunding RB Series 2017	5.00%	07/01/30 (b)	1,250,000	1,515,450
Burkburnett ISD
ULT GO Refunding Bonds Series 2012	2.00%	02/15/18 (a)(b)	250,000	250,265
Centerville ISD
ULT GO Bonds Series 2014	5.00%	08/15/39 (b)(g)(h)	780,000	842,291
31
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Central Texas Regional Mobility Auth
Sr Lien RB Series 2015A	5.00%	01/01/27 (b)	1,100,000	1,310,881
Sr Lien RB Series 2015A	5.00%	01/01/30 (b)	1,520,000	1,773,460
Clifton Higher Ed Fin Corp
Education Refunding RB (Idea Public Schools) Series 2017	5.00%	08/15/26 (a)	750,000	929,168
Education Refunding RB (Idea Public Schools) Series 2017	5.00%	08/15/27 (a)	1,000,000	1,249,520
Collin Cnty
LT GO & Refunding Bonds Series 2009A	4.00%	02/15/19 (e)	695,000	725,879
Corpus Cristi ISD
ULT School Building GO Series 2017A	2.00%	08/15/47 (a)(b)	1,000,000	1,015,560
Dallas Cnty Utility & Reclamation District
GO Refunding Bond Series 2016	5.00%	02/15/28	2,000,000	2,441,060
Dallas-Fort Worth International Airport
RB Series 2013B	5.00%	11/01/38 (b)	2,300,000	2,633,385
RB Series 2014C	5.00%	11/01/22	250,000	295,110
Refunding RB Series 2012B	5.00%	11/01/22 (b)	1,295,000	1,454,609
Denver City ISD
ULT GO Refunding Bonds Series 2012	2.00%	02/15/18 (a)(b)	1,220,000	1,221,244
ULT GO Refunding Bonds Series 2012	2.00%	02/15/19 (a)(b)	1,775,000	1,776,722
Falls City ISD
ULT GO Bonds Series 2014	5.00%	08/15/30 (a)(b)	930,000	1,055,085
Forney ISD
ULT GO Refunding Bonds Series 2015	5.00%	08/15/32 (a)(b)	400,000	478,748
Fort Worth
GO & Parking Revenue Bonds Series 2009	4.45%	03/01/18 (c)	380,000	386,388
Garland ISD
ULT GO Refunding Bonds Series 2012A	3.00%	02/15/23 (a)(b)	1,525,000	1,527,669
Godley ISD
ULT GO Refunding Bonds Series 2015	5.00%	02/15/24 (a)	1,505,000	1,828,093
Gonzales ISD
ULT GO Bonds Series 2014	5.00%	02/01/23 (a)	205,000	242,189
Houston Community College System
LT GO Refunding Bonds Series 2011	5.00%	02/15/18	1,000,000	1,019,470
La Joya ISD
ULT Refunding Bonds Series 2017	4.00%	02/15/27 (a)(d)	3,290,000	3,817,124
Lewisville ISD
ULT GO Bonds Series 2014A	2.00%	08/15/19 (a)	250,000	255,553
ULT GO Bonds Series 2014A	4.00%	08/15/20 (a)	745,000	811,014
ULT GO Bonds Series 2014A	4.00%	08/15/22 (a)	950,000	1,079,342
ULT GO Bonds Series 2014A	4.00%	08/15/23 (a)	950,000	1,094,504
Loop ISD
ULT GO Bonds Series 2012	2.00%	02/15/18 (a)(b)	350,000	350,357
Lubbock Health Facilities Development Corp
Refunding RB (St. Joseph Health) Series 2008B	5.00%	07/01/20	1,750,000	1,939,857
Mansfield ISD
ULT GO School Building Bonds Series 2012	2.50%	08/01/42 (a)(b)	2,500,000	2,612,550
Midland ISD
ULT GO Refunding Bonds Series 2011	5.00%	02/15/18 (a)	115,000	117,255
ULT GO Refunding Bonds Series 2011	4.00%	02/15/20 (a)	860,000	924,388
ULT GO Refunding Bonds Series 2012	4.00%	02/15/20 (a)	150,000	161,231
32
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
North Texas Tollway Auth
System RB Series 2011A	5.00%	09/01/21	500,000	575,460
Northwest ISD
ULT GO Refunding Bonds Series 2015A	0.00%	02/15/18 (a)(f)	725,000	722,492
ULT GO Refunding Bonds Series 2015A	0.00%	02/15/19 (a)(f)	660,000	650,674
Pearland
GO Refunding Bonds Series 2015	5.00%	03/01/24	1,650,000	1,991,104
Pharr-San Juan-Alamo ISD
ULT GO Refunding Bonds Series 2015	5.00%	02/01/24 (a)	750,000	910,373
ULT GO Refunding Bonds Series 2015	5.00%	02/01/25 (a)	1,000,000	1,228,940
Plano
GO Refunding Bonds Series 2011	5.00%	09/01/21	650,000	749,021
Rockwall ISD
ULT GO Refunding Bonds Series 2012	5.00%	02/15/20 (a)	185,000	203,332
ULT GO Refunding Bonds Series 2012	5.00%	02/15/22 (a)(b)	450,000	503,622
San Antonio
Jr Lien RB Series 2015B	2.00%	02/01/33 (b)(d)	3,000,000	3,058,320
Seguin ISD
ULT GO Refunding Bonds Series 2016	5.00%	08/15/28 (a)(b)	445,000	546,367
Sienna Plantation Levee Improvement District
ULT GO Refunding Bonds Series 2014	4.00%	09/01/24 (b)	500,000	553,290
Spring ISD
ULT Refunding Bonds	5.00%	08/15/23 (a)	720,000	870,602
Sunnyvale ISD
ULT GO Bonds Series 2011	5.00%	02/15/19 (a)	195,000	206,776
ULT GO Bonds Series 2011	3.00%	02/15/20 (a)	110,000	115,570
ULT GO Bonds Series 2011	5.00%	02/15/22 (a)(b)	120,000	136,159
Tarrant Cnty Cultural Education Facilities Finance Corp
Hospital RB (Baylor Scott & White Health) Series 2016A	5.00%	11/15/31 (b)	500,000	592,930
Tatum ISD
ULT GO Bonds Series 2012	5.00%	02/15/23 (a)(b)	400,000	424,076
Taylor ISD
ULT Refunding GO Bonds Series 2016	5.00%	02/15/23 (a)	710,000	846,995
Texas State Affordable Housing Corp
S/F Mortgage RB Series 2011B	4.45%	09/01/28 (b)	340,000	357,374
Tomball ISD
ULT GO Bonds Series 2011	5.00%	02/15/21 (a)	150,000	170,330
Travis Cnty
LT GO Refunding Bonds Series 2009	5.00%	03/01/18	1,000,000	1,021,270
Trinity River Auth
Regional Wastewater System Revenue & Refunding Bonds Series 2017	3.00%	08/01/26	3,435,000	3,767,233
Whitehouse ISD
ULT GO Refunding Bonds Series 2016	0.00%	02/15/18 (a)(f)	750,000	747,405
Williamson Cnty
LT GO Refunding Bonds Series 2011	5.00%	02/15/21	1,000,000	1,135,430
				67,356,796
33
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
UTAH 0.5%
Salt Lake Cnty
Refunding RB (Westminster College) Series 2015	1.00%	10/01/17	350,000	349,864
Refunding RB (Westminster College) Series 2015	5.00%	10/01/18	650,000	673,920
Utah Charter School Financing Auth
RB (Utah Charter Academies) Series 2015A	4.00%	10/15/40 (b)	1,250,000	1,294,000
RB (Utah Charter Academies) Series 2015A	4.00%	10/15/45 (b)	1,055,000	1,086,428
				3,404,212
VERMONT 0.2%
Vermont HFA
Mortgage RB Series 2011A	4.50%	02/01/26 (b)	1,590,000	1,656,860
VIRGIN ISLANDS 0.1%
Virgin Islands Public Finance Auth
Federal Highway Grant Anticipation RB Series 2015	4.00%	09/01/17	535,000	535,000
VIRGINIA 2.4%
Alexandria
GO Refunding Bonds Series 2017C	5.00%	07/01/26 (d)	8,230,000	10,448,890
Chesterfield Cnty Economic Development Auth
Public Facility Refunding RB Series 2010A	4.00%	01/01/19 (e)	455,000	473,032
Metropolitan Washington Airports Auth
Airport System RB Series 2009B	5.00%	10/01/18 (a)(e)	825,000	861,927
Prince William Cnty IDA
RB (George Mason Univ) Series 2011AA	5.50%	09/01/34 (b)	220,000	257,464
Richmond Metropolitan Auth
Expressway Refunding & RB Series 1998	5.25%	07/15/22 (a)(g)	1,400,000	1,556,296
Virginia Housing Development Auth
Homeownership Mortgage Bonds Series 2010A	4.00%	03/01/20 (b)	125,000	131,499
Virginia Small Business Financing Auth
Refunding RB (Hampton Univ) Series 2014	5.00%	10/01/20	865,000	958,636
Refunding RB (Hampton Univ) Series 2014	5.00%	10/01/22	865,000	1,004,922
				15,692,666
WASHINGTON 3.3%
Adams Cnty Public Hospital District #2
ULT GO Bonds 2014	5.13%	12/01/44 (b)	3,660,000	3,843,805
Bainbridge Island SD #303
ULT GO Bonds Series 2016	4.00%	12/01/34 (a)(b)	350,000	380,965
Camas SD #117
ULT GO Refunding Bonds 2012	5.00%	12/01/17 (a)	1,850,000	1,869,980
Energy Northwest
Electric Refunding RB Series 2009A	5.25%	07/01/18	1,000,000	1,037,560
King Cnty Public Hospital District #2
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/22	1,845,000	2,178,908
LT GO Refunding Bonds (EvergreenHealth) Series 2015	5.00%	12/01/24	690,000	841,648
Naches Valley SD #JT3
ULT GO Bonds 2014	5.00%	12/01/22 (a)	650,000	768,059
34
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
North Kitsap SD #400
ULT GO Bonds Series 2016	4.00%	12/01/33 (a)(b)	630,000	688,798
Ocosta SD #172
ULT GO Bonds 2013	3.13%	12/01/20 (a)	65,000	69,015
ULT GO Bonds 2013	5.00%	12/01/23 (a)	390,000	469,607
Snohomish Cnty SD #4 Lake Stevens
GO Bonds Series 2017	5.00%	12/01/28 (a)(d)	580,000	719,931
GO Bonds Series 2017	5.00%	12/01/30 (a)(d)	500,000	611,660
GO Bonds Series 2017	5.00%	12/01/31 (a)(d)	500,000	609,605
Washington Health Care Facilities Auth
RB (Providence Health & Services) Series 2012A	5.00%	10/01/42 (b)	2,750,000	3,048,485
Washougal SD #112-6
ULT GO Refunding Bonds 2012	5.00%	12/01/18 (a)	2,390,000	2,514,615
Whidbey Island Public Hospital District
ULT GO Bonds 2013	5.00%	12/01/19	745,000	791,309
ULT GO Bonds 2013	5.00%	12/01/20	720,000	780,437
ULT GO Bonds 2013	5.00%	12/01/22	460,000	513,332
				21,737,719
WISCONSIN 1.5%
Wisconsin
COP Series 2014B	5.00%	09/01/20	605,000	671,344
COP Series 2014B	5.00%	09/01/21 (b)	200,000	226,438
Wisconsin Health & Educational Facilities Auth
RB (Beloit College) Series 2016	5.00%	07/01/36 (b)	615,000	669,907
RB (Beloit College) Series 2016	5.00%	07/01/39 (b)	1,540,000	1,666,680
RB (Children's Hospital of Wisconsin) Series 2008B	4.20%	08/15/18	75,000	77,359
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/29 (b)	1,290,000	1,496,155
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/31 (b)	1,000,000	1,147,470
RB (Franciscan Sisters of Christian Charity) Series 2017A	5.00%	09/01/32 (b)	1,025,000	1,171,452
RB (Thedacare) Series 2015	5.00%	12/15/21	250,000	288,048
RB (Thedacare) Series 2015	5.00%	12/15/22	1,045,000	1,232,891
RB (UnityPoint Health) Series 2014A	5.00%	12/01/24 (b)	1,000,000	1,216,660
				9,864,404
Total Fixed-Rate Obligations
(Cost $622,724,767)				649,518,593

Variable-Rate Obligations 5.1% of net assets
CALIFORNIA 0.8%
California Dept of Water Resources
Water System RB Series AT
(SIFMA Municipal Swap Index + 0.37%)	1.16%	12/01/35 (b)	5,000,000	5,000,000
COLORADO 0.1%
Colorado Health Facilities Auth
RB (Catholic Health Initiatives) Series 2006C-7	0.93%	05/01/18 (a)(b)(c)(k)	700,000	700,000
35
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
DISTRICT OF COLUMBIA 0.5%
District of Columbia
Income Tax Secured Refunding RB Series 2011E
(SIFMA Municipal Swap Index + 0.75%)	1.53%	12/01/17 (b)	3,240,000	3,241,879
GEORGIA 0.6%
Georgia Municipal Electric Auth
RB Series 1985B	0.81%	06/01/20 (a)(b)(i)	4,000,000	4,000,000
NEW YORK 1.9%
New York City
GO Bonds Fiscal 2014 Series D4	0.83%	08/01/40 (a)(b)(e)(i)	8,500,000	8,500,000
New York City Municipal Water Finance Auth
Water & Sewer System RB Fiscal Series 2015BB2	0.82%	06/15/49 (a)(b)(i)	3,000,000	3,000,000
New York State HFA
Housing RB (10 Barclay St) Series 2004A	0.80%	11/15/37 (a)(b)(i)	1,100,000	1,100,000
				12,600,000
OREGON 1.2%
Beaverton SD #48J
GO Bonds Series 2017D	0.00%	06/15/35 (a)(b)(j)	2,500,000	2,870,800
GO Bonds Series 2017D	0.00%	06/15/36 (a)(b)(j)	2,500,000	2,865,450
Umatilla SD #6R
GO Bonds Series 2017	0.00%	06/15/29 (a)(b)(j)	340,000	316,676
GO Bonds Series 2017	0.00%	06/15/30 (a)(b)(j)	300,000	277,773
GO Bonds Series 2017	0.00%	06/15/31 (a)(b)(j)	300,000	276,294
GO Bonds Series 2017	0.00%	06/15/32 (a)(b)(j)	350,000	320,460
GO Bonds Series 2017	0.00%	06/15/33 (a)(b)(j)	520,000	473,876
GO Bonds Series 2017	0.00%	06/15/34 (a)(b)(j)	350,000	317,573
GO Bonds Series 2017	0.00%	06/15/35 (a)(b)(j)	410,000	370,267
				8,089,169
Total Variable-Rate Obligations
(Cost $33,157,234)				33,631,048
(a)	Credit-enhanced or liquidity-enhanced.
(b)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,086,388 or 0.2% of net assets.
(d)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(e)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(f)	Zero coupon bond.
(g)	Refunded bond.
(h)	Escrowed with U.S. Government debt.
(i)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.
(j)	Step up bond that pays an initial coupon rate for a set period and increased coupon rates at one or more preset intervals. Rate shown is as of period end.
(k)	TOB is a synthetically created VRDN where the owner of a long-term bond places the bond in a trust in combination with a liquidity facility. The trust then sells certificates which mirror the VRDN sold directly by a municipal issuer. VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.

36
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
HFA —	Housing finance agency/authority
HSD —	High school district
IDA —	Industrial development agency/authority
ISD —	Independent school district
LT —	Limited tax
M/F —	Multi-family
PFC —	Passenger facility charge
RB —	Revenue bond
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association
TOB —	Tender option bond
UFSD —	Union free school district
UHSD —	Union high school district
ULT —	Unlimited tax
USD —	Unified school district
VRDN —	Variable rate demand note

The following is a summary of the inputs used to value the fund's investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$649,518,593	$—	$649,518,593
Variable-Rate Obligations[1]	—	33,631,048	—	33,631,048
Total	$—	$683,149,641	$—	$683,149,641
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $655,882,001)		$683,149,641
Cash		2,140,854
Receivables:
Investments sold		4,646,630
Interest		5,910,802
Fund shares sold		304,602
Prepaid expenses	+	21,897
Total assets		696,174,426
Liabilities
Payables:
Investments bought - Delayed-delivery		28,494,039
Investment adviser and administrator fees		110,624
Shareholder service fees		135,811
Distributions to shareholders		531,410
Fund shares redeemed		248,335
Accrued expenses	+	94,007
Total liabilities		29,614,226
Net Assets
Total assets		696,174,426
Total liabilities	–	29,614,226
Net assets		$666,560,200
Net Assets by Source
Capital received from investors		643,205,857
Net investment income not yet distributed		41,052
Net realized capital losses		(3,954,349)
Net unrealized capital appreciation		27,267,640

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$666,560,200		56,409,719		$11.82

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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Interest		$18,606,904
Expenses
Investment adviser and administrator fees		1,856,194
Shareholder service fees		1,576,153
Portfolio accounting fees		112,915
Professional fees		52,807
Registration fees		45,809
Shareholder reports		26,473
Independent trustees' fees		15,112
Custodian fees		14,545
Transfer agent fees		12,151
Interest expense		2,283
Other expenses	+	20,412
Total expenses		3,734,854
Expense reduction by CSIM and its affiliates	–	489,229
Net expenses	–	3,245,625
Net investment income		15,361,279
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(3,978,393)
Net change in unrealized appreciation (depreciation) on investments	+	(8,856,631)
Net realized and unrealized losses		(12,835,024)
Increase in net assets resulting from operations		$2,526,255
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$15,361,279	$14,475,164
Net realized gains (losses)		(3,978,393)	6,482,428
Net change in unrealized appreciation (depreciation)	+	(8,856,631)	13,931,520
Increase in net assets from operations		2,526,255	34,889,112
Distributions to Shareholders
Distributions from net investment income		(15,335,326)	(14,462,187)
Distributions from net realized gains	+	(5,693,321)	(3,147,792)
Total distributions		($21,028,647)	($17,609,979)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		16,767,675	$194,750,361	13,659,380	$163,794,187
Shares reinvested		1,083,426	12,589,523	880,501	10,539,127
Shares redeemed	+	(19,766,536)	(229,845,856)	(10,363,531)	(124,187,134)
Net transactions in fund shares		(1,915,435)	($22,505,972)	4,176,350	$50,146,180
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		58,325,154	$707,568,564	54,148,804	$640,143,251
Total increase (decrease)	+	(1,915,435)	(41,008,364)	4,176,350	67,425,313
End of period		56,409,719	$666,560,200	58,325,154	$707,568,564
Net investment income not yet distributed			$41,052		$47,752
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Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Financial Statements
Financial Highlights
	9/1/16– 8/31/17	9/1/15– 8/31/16	9/1/14– 8/31/15	9/1/13– 8/31/14	9/1/12– 8/31/13
Per-Share Data
Net asset value at beginning of period	$12.30	$11.97	$12.19	$11.49	$12.31
Income (loss) from investment operations:
Net investment income (loss)	0.28 [1]	0.27 [1]	0.27 [1]	0.29	0.30
Net realized and unrealized gains (losses)	(0.25)	0.40	(0.00) [2]	0.70	(0.59)
Total from investment operations	0.03	0.67	0.27	0.99	(0.29)
Less distributions:
Distributions from net investment income	(0.28)	(0.27)	(0.27)	(0.29)	(0.30)
Distributions from net realized gains	(0.09)	(0.07)	(0.22)	—	(0.23)
Total distributions	(0.37)	(0.34)	(0.49)	(0.29)	(0.53)
Net asset value at end of period	$11.96	$12.30	$11.97	$12.19	$11.49
Total return	0.36%	5.64%	2.22%	8.74%	(2.49%)
Ratios/Supplemental Data
Ratios to average net assets:
Net operating expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Gross operating expenses	0.59%	0.60%	0.60%	0.60%	0.59%
Net investment income (loss)	2.38%	2.23%	2.25%	2.47%	2.46%
Portfolio turnover rate	64%	38% [3]	77%	107%	118%
Net assets, end of period (x 1,000,000)	$427	$466	$421	$426	$395

1
Calculated based on the average shares outstanding during the period.
2
Per-share amount was less than $0.005.
3
Historically low yields led to large unrealized gains in existing positions. To limit taxable gains, Fund Management decreased sale activity and thereby decreased portfolio turnover.
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017

This section shows all the securities in the fund's portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be viewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after calendar quarters on the fund's website at www.schwabfunds.com/schwabfunds_prospectus.
For fixed-rate obligations, the rate shown is the interest rate (the rate established when the obligation was issued). For variable-rate obligations, the rate shown is the rate as of the report date; the reference rate and spread used is shown parenthetically in the security description, if available, if not, the reference rate is described in a footnote. The maturity date shown for all the securities is the final legal maturity.
Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Fixed-Rate Obligations 97.8% of net assets
CALIFORNIA 97.4%
ABAG Finance Auth
RB (Casa de las Campanas) Series 2010	5.13%	09/01/20 (a)(g)	2,205,000	2,325,547
RB (Sharp HealthCare) Series 2012A	5.00%	08/01/28 (b)(g)	235,000	266,412
Refunding RB (Episcopal Sr Communities) Series 2012B	5.00%	07/01/20	530,000	580,949
Alameda Cnty Jt Powers Auth
Lease RB Series 2013A	5.25%	12/01/25 (b)	165,000	202,193
Lease RB Series 2013A	5.25%	12/01/26 (b)	225,000	274,676
Alameda Cnty Transportation Commission
Sales Tax RB Series 2014	5.00%	03/01/21	500,000	570,545
Alameda Corridor Transportation Auth
Sr Lien Refunding RB Series 2013A	5.00%	10/01/28 (b)	2,160,000	2,581,286
Alum Rock Union Elementary SD
GO Refunding Bonds 2015	5.00%	08/01/25	600,000	742,194
GO Refunding Bonds 2015	5.00%	08/01/27 (b)	795,000	962,824
American Canyon Finance Auth
Refunding RB Series 2015	3.00%	09/05/17	500,000	500,030
Refunding RB Series 2015	3.00%	09/02/18	415,000	423,931
Refunding RB Series 2015	3.00%	09/02/19	530,000	551,465
Refunding RB Series 2015	4.00%	09/02/20	445,000	483,519
Refunding RB Series 2015	5.00%	09/02/21	270,000	310,851
Refunding RB Series 2015	5.00%	09/02/22	595,000	702,023
Refunding RB Series 2015	5.00%	09/02/23	625,000	752,225
Refunding RB Series 2015	5.00%	09/02/25	690,000	850,190
Anaheim Housing & Public Improvement Auth
Water System RB Series 2016A	5.00%	10/01/41 (b)	1,000,000	1,139,920
Water System RB Series 2016A	5.00%	10/01/46 (b)	2,150,000	2,439,863
Anaheim Public Financing Auth
Lease RB Series 2014A	5.00%	05/01/21	105,000	119,690
Lease RB Series 2014A	5.00%	05/01/22	375,000	438,866
Lease RB Series 2014A	5.00%	05/01/23	500,000	597,635
Lease RB Series 2014A	5.00%	05/01/25 (b)	1,000,000	1,213,030
Antelope Valley CCD
GO Bonds Series A	5.25%	08/01/42 (b)	750,000	917,850
Banning Financing Auth
Electric System Refunding RB Series 2015	5.00%	06/01/27 (b)	900,000	1,093,833
42
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Bay Area Toll Auth
Toll Bridge RB Series 2014C	1.88%	04/01/47 (b)	2,500,000	2,526,000
Toll Bridge RB Series 2014E	2.00%	04/01/34 (b)	500,000	512,150
Toll Bridge RB Series 2017S-7	4.00%	04/01/34 (b)	1,250,000	1,358,850
Beverly Hills USD
GO Bonds Series 2009	0.00%	08/01/26 (c)	705,000	581,075
GO Bonds Series 2017	0.00%	08/01/34 (b)(c)	8,060,000	4,500,059
California
Economic Recovery Refunding Bonds Series 2009A	5.00%	07/01/20 (b)(d)(e)(g)	5,000,000	5,382,350
GO Bonds	5.63%	05/01/18 (b)	25,000	25,104
GO Bonds	5.00%	09/01/18	3,000,000	3,129,030
GO Bonds	5.50%	04/01/19	950,000	1,020,024
GO Bonds	5.00%	11/01/19	2,425,000	2,640,025
GO Bonds	5.00%	09/01/20	2,560,000	2,864,307
GO Bonds	5.00%	11/01/24 (b)	750,000	845,902
GO Bonds	5.00%	09/01/25 (b)	2,415,000	2,926,569
GO Bonds	5.00%	11/01/25 (b)(g)	255,000	287,520
GO Bonds	4.00%	12/01/27 (b)	500,000	501,355
GO Bonds	5.00%	11/01/30 (b)(f)	5,000,000	6,172,600
GO Bonds	3.00%	12/01/32 (b)	3,200,000	3,316,960
GO Bonds	6.50%	04/01/33 (b)	1,425,000	1,555,330
GO Bonds	6.00%	11/01/35 (b)(g)	4,190,000	4,638,958
GO Bonds	5.00%	09/01/36 (b)	2,435,000	2,863,316
GO Bonds	5.00%	09/01/42 (b)	2,000,000	2,307,820
GO Refunding Bonds	5.00%	09/01/21	1,280,000	1,476,621
GO Refunding Bonds	5.00%	09/01/26	2,750,000	3,453,010
GO Refunding Bonds	5.25%	10/01/32 (b)(g)	2,060,000	2,403,114
GO Refunding Bonds Series 2017	5.00%	08/01/32 (b)	2,000,000	2,409,800
California Dept of Water Resources
Power Supply RB Series 2010M	4.00%	05/01/19	750,000	790,462
California Educational Facilities Auth
RB (Santa Clara Univ) Series 2017B	5.00%	04/01/32 (b)	675,000	823,790
RB (Univ of Southern California) Series 2009C	5.25%	10/01/24 (g)	2,000,000	2,523,260
Refunding RB (Univ of San Diego) Series 2011	4.50%	10/01/17 (g)	1,230,000	1,233,862
Refunding RB (Univ of San Diego) Series 2011	5.00%	10/01/18 (g)	680,000	710,852
California Health Facilities Financing Auth
Insured RB (Casa Milagro) Series 2011A	5.25%	02/01/20 (a)(g)	145,000	159,573
Insured RB (Northern California Presbyterian Home & Services) Series 2015	5.00%	07/01/21 (a)	250,000	287,003
Insured RB (Northern California Presbyterian Home & Services) Series 2015	5.00%	07/01/23 (a)	175,000	210,445
RB (City of Hope) Series 2012A	5.00%	11/15/21	325,000	375,499
RB (Memorial Health Services) Series 2012A	4.00%	10/01/17 (g)	750,000	752,115
RB (NCROC Paradise Valley Estates) Series 2005	5.00%	12/01/18 (a)(g)	125,000	131,681
RB (Providence Health & Services) Series 2014A	5.00%	10/01/21	700,000	811,748
RB (St. Joseph Health) Series 2013C	5.00%	07/01/43 (b)	2,000,000	2,167,220
RB (Sutter Health) 2017A	5.00%	11/15/33 (b)	2,000,000	2,419,780
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/20 (a)	175,000	195,367
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/22 (a)	375,000	439,564
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/23 (a)	100,000	118,991
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/25 (a)(b)	200,000	238,884
43
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Refunding RB (Marshall Medical Center) Series 2015	5.00%	11/01/28 (a)(b)	800,000	933,968
Refunding RB (St. Joseph Health) Series 2009C	5.00%	07/01/34 (b)	200,000	235,764
California Infrastructure & Economic Development Bank
RB (Academy of Motion Picture Arts & Sciences) Series 2015A	5.00%	11/01/23	785,000	947,848
RB (Academy of Motion Picture Arts & Sciences) Series 2015A	5.00%	11/01/24 (b)	1,635,000	1,986,738
RB (Sanford Consortium) Series 2010A	4.00%	05/15/18 (e)	775,000	792,724
RB (Sanford Consortium) Series 2010A	5.00%	05/15/20 (e)	245,000	272,413
RB (Univ of Southern California) Series 2010	5.00%	12/01/19	470,000	514,645
RB (Univ of Southern California) Series 2010	3.25%	12/01/21 (b)	750,000	803,985
RB (Univ of Southern California) Series 2010	5.00%	12/01/23 (b)	670,000	756,457
Refunding RB (Cal ISO Corp) Series 2013	5.00%	02/01/30 (b)	950,000	1,083,845
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/29 (b)	250,000	300,405
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/30 (b)	330,000	393,802
Refunding RB (Walt Disney Family Museum) Series 2016	5.00%	02/01/31 (b)	350,000	414,869
California Municipal Finance Auth
RB (Univ of the Pacific) Series 2016	5.00%	11/01/41 (b)	600,000	661,878
RB (Univ of the Pacific) Series 2016	5.00%	11/01/48 (b)	1,000,000	1,101,180
RB (University of La Verne) Series 2017A	5.00%	06/01/27	1,000,000	1,237,390
RB (University of La Verne) Series 2017A	5.00%	06/01/29 (b)	1,000,000	1,212,290
Refunding RB (Biola University) Series 2017	5.00%	10/01/25	305,000	370,060
Refunding RB (Biola University) Series 2017	5.00%	10/01/27	860,000	1,058,101
Refunding RB (Biola University) Series 2017	5.00%	10/01/28 (b)	520,000	634,182
Refunding RB (Channing House) Series 2017A	5.00%	05/15/26 (a)	360,000	447,052
Refunding RB (Channing House) Series 2017A	5.00%	05/15/27 (a)	350,000	436,839
Refunding RB (Channing House) Series 2017A	5.00%	05/15/34 (a)(b)	1,040,000	1,236,144
Refunding RB (Eisenhower Medical Center) Series 2017B	5.00%	07/01/30 (b)	1,450,000	1,708,172
Refunding RB (Eisenhower Medicial Center) Series 2017B	5.00%	07/01/27	600,000	725,394
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/29 (a)(b)	250,000	306,920
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/31 (a)(b)	575,000	697,038
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/32 (a)(b)	250,000	301,598
Refunding RB (Institute of Aging) Series 2017	5.00%	08/15/33 (a)(b)	250,000	300,143
California Public Finance Auth
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/20	250,000	273,275
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/21	410,000	458,027
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/33 (b)	425,000	478,644
RB (Henry Mayo Newhall Hospital) Series 2017	5.00%	10/15/47 (b)	1,000,000	1,096,590
California Public Works Board
Lease RB (Univ of California) Series 2011G	5.25%	12/01/26 (b)(d)(e)	1,000,000	1,176,160
Lease RB Series 2011C	5.75%	10/01/31 (b)	1,000,000	1,166,410
Lease RB Series 2011D	5.00%	12/01/22 (b)	1,000,000	1,151,170
Lease RB Series 2012A	5.00%	04/01/23 (b)	2,050,000	2,377,508
Lease RB Series 2013I	5.00%	11/01/19	1,250,000	1,360,075
Lease RB Series 2013I	5.00%	11/01/20	1,335,000	1,498,351
Lease RB Series 2014B	5.00%	10/01/24	1,000,000	1,225,680
Lease Refunding RB Series 2012C	5.00%	06/01/18	1,500,000	1,548,660
California School Finance Auth
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/21	280,000	304,122
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/22	300,000	330,123
School Facility RB (Kipp LA) Series 2017A	4.00%	07/01/23	200,000	221,916
44
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/24	165,000	194,043
School Facility RB (Kipp LA) Series 2017A	5.00%	07/01/37 (b)	590,000	677,355
California Statewide Communities Development Auth
RB (Cottage Health) Series 2010	5.00%	11/01/17	325,000	327,301
RB (Cottage Health) Series 2010	5.00%	11/01/18	350,000	366,443
RB (Cottage Health) Series 2015	4.00%	11/01/18	100,000	103,541
RB (Cottage Health) Series 2015	4.00%	11/01/19	200,000	212,558
RB (Cottage Health) Series 2015	5.00%	11/01/20	100,000	111,937
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/30 (b)	800,000	932,080
RB (Redlands Community Hospital) Series 2016	5.00%	10/01/32 (b)	700,000	808,766
RB (St. Joseph Health) Series 2000	4.50%	07/01/18 (e)	870,000	894,308
RB (Sutter Health) Series 2011A	6.00%	08/15/42 (b)	875,000	992,215
RB (The Redwoods) Series 2013	3.00%	11/15/17 (a)	325,000	326,557
RB (The Redwoods) Series 2013	4.00%	11/15/19 (a)	150,000	160,379
RB (The Redwoods) Series 2013	4.00%	11/15/20 (a)	125,000	136,748
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/29 (b)	555,000	662,648
Refunding RB (CHF-Irvine) Series 2016	5.00%	05/15/32 (b)	1,250,000	1,466,375
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/21	300,000	339,360
Refunding RB (Episcopal Communities & Services) Series 2012	5.00%	05/15/24 (b)	440,000	503,202
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/21	550,000	625,405
Refunding RB (Huntington Memorial Hospital) Series 2014B	5.00%	07/01/22	400,000	466,356
Senior Living Health Facility RB (LA Jewish Home for the Aging) Series 2014C	2.50%	08/01/20 (a)(b)(d)	1,580,000	1,580,000
Centinela Valley UHSD
GO Bonds Series 2013B	6.00%	08/01/36 (b)(d)(e)	1,300,000	1,656,993
Centralia SD
GO Refunding Bonds Series 2012	4.00%	08/01/21	100,000	111,432
GO Refunding Bonds Series 2012	4.00%	08/01/24 (b)	75,000	84,493
Citrus Heights Water District
Revenue Refunding COP Series 2010	4.00%	10/01/20	120,000	131,152
Clovis
Wastewater Refunding RB Series 2013	5.00%	08/01/22	465,000	553,178
Wastewater Refunding RB Series 2015	5.25%	08/01/30 (b)	1,060,000	1,279,240
Colton Joint USD
GO Refunding Bonds Series 2016	5.00%	02/01/31 (b)	500,000	595,175
GO Refunding Bonds Series 2016	5.00%	02/01/32 (b)	635,000	752,164
Compton CCD
GO Refunding Bonds Series 2014	5.00%	07/01/28 (b)	3,195,000	3,756,298
Compton USD
GO Refunding Bonds Series 2016F	5.50%	06/01/28 (b)	250,000	316,260
GO Refunding Bonds Series 2016F	5.50%	06/01/29 (b)	500,000	628,890
GO Refunding Bonds Series 2016F	5.50%	06/01/30 (b)	500,000	627,005
GO Refunding Bonds Series 2016F	5.50%	06/01/31 (b)	750,000	936,510
Contra Costa CCD
GO Bonds Series 2014A	4.00%	08/01/26 (b)	125,000	142,388
GO Refunding Bonds Series 2011	5.00%	08/01/22 (b)	975,000	1,127,236
Contra Costa Transportation Auth
Sales Tax RB Series 2015A	4.00%	03/01/26 (b)	950,000	1,093,896
Sales Tax RB Series 2015A	5.00%	03/01/27 (b)	310,000	381,883
45
Schwab Tax-Free Bond Funds  |  Annual Report
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Cotati-Rohnert Park USD
GO Refunding Bonds Series 2014A	5.00%	08/01/26 (b)	380,000	456,285
GO Refunding Bonds Series 2014B	5.00%	08/01/22	245,000	289,063
GO Refunding Bonds Series 2014B	5.00%	08/01/23	2,005,000	2,414,000
Covina-Valley USD
GO Bonds Series C	4.00%	08/01/41 (b)	1,360,000	1,439,465
Cupertino Union SD
GO Refunding Bonds Series 2011A	5.00%	08/01/23 (b)	190,000	219,224
GO Refunding Bonds Series 2011A	5.00%	08/01/24 (b)	285,000	328,716
Discovery Bay Public Financing Auth
Enterprise RB (Water & Wastewater) Series 2017	5.00%	12/01/25	225,000	280,206
Enterprise RB (Water & Wastewater) Series 2017	5.00%	12/01/26	240,000	301,903
Enterprise RB (Water & Wastewater) Series 2017	5.00%	12/01/27	250,000	317,548
East Bay Municipal Utility District
Water System Refunding Bonds Series 2015A	5.00%	06/01/35 (b)	475,000	566,290
El Camino CCD
GO Bonds Series 2012C	0.00%	08/01/22 (c)	505,000	469,897
El Dorado Irrigation District
Refunding RB Series 2014A	5.00%	03/01/19	85,000	90,330
Elk Grove Finance Auth
Special Tax RB Series 2015	5.00%	09/01/21	450,000	517,217
Special Tax RB Series 2015	5.00%	09/01/22	450,000	529,790
Special Tax RB Series 2015	5.00%	09/01/23	775,000	932,550
Emery USD
GO Refunding Bonds Series 2017	5.00%	08/01/31 (b)	1,235,000	1,516,135
Franklin-McKinley SD
GO Bonds Series C	0.00%	08/01/40 (b)(c)	1,000,000	300,730
GO Refunding Bonds Series 2014	4.00%	08/01/21	125,000	138,824
GO Refunding Bonds Series 2014	5.00%	08/01/22	800,000	943,880
GO Refunding Bonds Series 2014	5.00%	08/01/23	900,000	1,082,457
Fresno
Airport Refunding RB Series 2013A	4.00%	07/01/20	300,000	324,639
Fresno Jt Power Finance Auth
Lease Refunding RB Series 2017A	5.00%	04/01/26	850,000	1,041,199
Lease Refunding RB Series 2017A	5.00%	04/01/28 (b)	1,415,000	1,717,470
Garden Grove USD
GO Bonds Series C	5.00%	08/01/28 (b)	50,000	59,812
Glendale Successor Redevelopment Agency
Sub Tax Allocation Refunding Bonds Series 2013	5.00%	12/01/21	1,250,000	1,446,675
Golden West Schools Financing Auth
GO RB (Rowland USD) Series 2005	5.25%	09/01/24	1,675,000	2,064,588
Goleta Water District
Refunding COP Series 2014A	5.00%	12/01/21	340,000	394,390
Refunding COP Series 2014A	5.00%	12/01/22	375,000	445,185
Refunding COP Series 2014A	5.00%	12/01/24 (b)	1,000,000	1,202,190
Greenfield Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/24	860,000	984,709
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/25	790,000	910,040
Tax Allocation Refunding Bonds Series 2016	4.00%	02/01/26	740,000	855,906
46
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Tax Allocation Refunding Bonds Series 2016	5.00%	02/01/28 (b)	1,165,000	1,405,817
Tax Allocation Refunding Bonds Series 2016	5.00%	02/01/29 (b)	730,000	873,489
Healdsburg
Wastewater Refunding RB Series 2015A	4.00%	10/01/22	1,095,000	1,252,001
Healdsburg Redevelopment Agency
Tax Allocation Bonds (Sotoyome) Series 2010	5.25%	08/01/30 (b)	1,000,000	1,088,970
Healdsburg School Facilities Financing Auth
GO RB Series 2014	5.00%	07/15/22	100,000	118,778
GO RB Series 2014	5.00%	07/15/24	150,000	185,552
Healdsburg USD
GO Bonds Series 2012C	0.00%	08/01/28 (b)(c)	275,000	198,253
GO Bonds Series 2012C	0.00%	08/01/29 (b)(c)	600,000	411,390
Imperial Irrigation District
Electric System Refunding RB Series 2011C	5.00%	11/01/18	425,000	446,208
Imperial USD
GO Bonds Series A	5.25%	08/01/43 (b)	2,430,000	2,951,745
Indian Wells Successor Redevelopment Agency
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/23	1,075,000	1,293,537
Consolidated Whitewater Redevelopment Sub Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/27 (b)	1,250,000	1,495,662
Inglewood Successor Redevelopment Agency
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/26	500,000	620,020
Sub Lien Tax Allocation RB Series 2017A	5.00%	05/01/27	500,000	624,115
Inglewood USD
GO Bonds Series A	6.25%	08/01/37 (b)	1,085,000	1,334,680
Irvine Reassessment District #15-1
Limited Obligation Bonds Series 2015	4.00%	09/05/17	355,000	355,032
Jurupa Public Finance Auth
Special Tax RB Series 2014A	5.00%	09/01/19	475,000	513,907
Special Tax RB Series 2014A	5.00%	09/01/20	550,000	613,816
Kern Cnty
Refunding COP Series 2011A	5.00%	11/01/17	1,460,000	1,470,366
Refunding COP Series 2011A	5.00%	11/01/18	1,235,000	1,295,194
Refunding COP Series 2016A	5.00%	11/01/23	3,020,000	3,646,499
Kern Cnty Water Agency Improvement District #4
Refunding RB Series 2016A	5.00%	05/01/29 (b)	1,000,000	1,216,020
Refunding RB Series 2016A	5.00%	05/01/30 (b)	1,500,000	1,813,065
Lancaster Redevelopment Agency
Tax Allocation Refunding Bonds (Housing Program) Series 2017	5.00%	08/01/29 (b)	820,000	979,974
Tax Allocation Refunding Bonds (Housing Programs) Series 2017	4.00%	08/01/26	1,360,000	1,566,230
Lodi Public Financing Auth
Wastewater Refunding RB Series 2012A	4.00%	10/01/19	450,000	479,160
Wastewater Refunding RB Series 2012A	4.00%	10/01/20	350,000	382,302
Wastewater Refunding RB Series 2012A	4.00%	10/01/21	425,000	474,980
Long Beach CCD
GO Refunding Bonds Series 2015F	5.00%	06/01/25	925,000	1,157,193
Los Angeles
Judgment Obligation Bonds Series 2010A	5.00%	06/01/20 (g)	4,950,000	5,478,313
Wastewater System Sub RB Series 2017A	5.00%	06/01/34 (b)	1,500,000	1,826,985
47
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/18	150,000	153,735
Wastewater System Sub Refunding RB Series 2012B	4.00%	06/01/22	440,000	500,443
Los Angeles CCD
GO Bonds Series 2009A	6.00%	08/01/33 (b)(d)(e)	1,545,000	1,697,646
Los Angeles Cnty Redevelopment Refunding Auth
Tax Allocation Refunding RB (South Gate) Series 2014A	4.00%	09/01/18	830,000	855,813
Tax Allocation Refunding RB (South Gate) Series 2014A	5.00%	09/01/24	1,390,000	1,692,172
Los Angeles Cnty Sanitation Districts Financing Auth
Sub RB (District #14) Series 2015A	5.00%	10/01/31 (b)	3,880,000	4,642,342
Los Angeles Community Facilities District #4
Special Tax Refunding Bonds Series 2014	5.00%	09/01/22	750,000	876,742
Special Tax Refunding Bonds Series 2014	5.00%	09/01/23	1,000,000	1,188,480
Special Tax Refunding Bonds Series 2014	5.00%	09/01/24	1,250,000	1,508,662
Los Angeles Dept of Airports
Sub RB Series 2010B	5.00%	05/15/21 (b)	30,000	33,275
Los Angeles Dept of Water & Power
Power System RB Series 2011A	5.00%	07/01/18	3,380,000	3,502,559
Power System RB Series 2012A	5.00%	07/01/29 (b)	215,000	252,204
Los Angeles Harbor Dept
RB Series 2014C	5.00%	08/01/31 (b)	1,450,000	1,730,691
Refunding RB Series 2011B	5.00%	08/01/24 (b)	1,000,000	1,153,810
Refunding RB Series 2015A	5.00%	08/01/26 (b)	850,000	1,056,941
Los Angeles Municipal Improvement Corp
Lease RB Series 2014A	5.00%	05/01/30 (b)	650,000	767,721
Lease RB Series 2014A	5.00%	05/01/31 (b)	1,100,000	1,292,225
Lease RB Series 2014A	5.00%	05/01/32 (b)	2,635,000	3,084,742
Los Angeles USD
Refunding COP Series 2012A	5.00%	10/01/20	2,065,000	2,312,821
Los Gatos
COP 2010	5.00%	08/01/21 (b)	500,000	542,710
Lynwood USD
GO Bonds Election of 2012 Series D1	0.00%	08/01/42 (b)(c)	2,000,000	735,940
GO Bonds Series 2012D1	0.00%	08/01/41 (b)(c)	2,175,000	837,701
Madera Irrigation District
Water Refunding RB Series 2015	5.00%	09/01/28 (b)	2,205,000	2,622,958
Malibu
COP Series 2009A	4.00%	07/01/18 (e)	75,000	77,021
COP Series 2009A	5.00%	07/01/20 (b)(e)	75,000	80,735
Menlo Park Successor Redevelopment Agency
Tax Allocation Refunding Bonds (Las Pulgas) 2015	5.00%	10/01/25	575,000	709,188
Modesto Irrigation District
Electric System Refunding RB Series 2012A	5.00%	07/01/19	200,000	215,332
Moraga
COP 2013	4.00%	04/01/18	120,000	122,201
COP 2013	4.00%	04/01/25 (b)	145,000	164,556
COP 2013	5.00%	04/01/26 (b)	310,000	368,271
Moreno Valley Public Financing Auth
Lease Refunding RB Series 2013	5.00%	11/01/18	1,100,000	1,153,614
Lease Refunding RB Series 2013	5.00%	11/01/22	810,000	957,639
48
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Mountain View Shoreline Regional Park Community
RB Series 2011A	5.00%	08/01/19	420,000	453,062
RB Series 2011A	5.00%	08/01/20	200,000	222,602
RB Series 2011A	5.00%	08/01/21	550,000	630,668
RB Series 2011A	5.75%	08/01/40 (b)	700,000	808,626
Mt. Diablo USD Community Facilities District #1
Special Tax Refunding Bonds Series 2016	5.00%	08/01/23	380,000	461,852
Special Tax Refunding Bonds Series 2016	5.00%	08/01/24	375,000	464,299
New Haven USD
GO Refunding Bonds Series 2014B	5.00%	08/01/21	2,100,000	2,425,626
Newport-Mesa USD
GO Refunding Bonds Series 2017	0.00%	08/01/39 (b)(c)	2,000,000	892,740
Northern California Transmission Agency
Refunding RB Series 2016A	5.00%	05/01/34 (b)	1,000,000	1,184,270
Norwalk La Mirada USD
GO Refunding Bonds 2017B	5.00%	08/01/44 (b)	2,540,000	3,011,221
Novato Successor Redevelopment Agency
Tax Allocation Bonds (Hamilton Field) Series 2011	6.75%	09/01/40 (b)	1,000,000	1,180,880
Oakland
GO Refunding Bonds Series 2015A	5.00%	01/15/31 (b)	620,000	739,877
Sewer Refunding RB Series 2014A	5.00%	06/15/27 (b)	390,000	470,492
Oakland Redevelopment Successor Agency
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	4.00%	09/01/18	500,000	515,970
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/19	3,050,000	3,299,825
Sub Tax Allocation Refunding Bonds (Central District) Series 2013	5.00%	09/01/20	1,900,000	2,120,457
Oakland USD
GO Bonds Series 2015A	5.00%	08/01/22	500,000	595,170
GO Bonds Series 2015A	5.00%	08/01/23	700,000	851,669
GO Bonds Series 2015A	5.00%	08/01/24	600,000	743,772
GO Bonds Series 2015A	5.00%	08/01/25	150,000	188,541
GO Bonds Series 2016A	4.00%	08/01/36 (b)	1,000,000	1,078,520
GO Refunding Bonds Series 2017C	5.00%	08/01/34 (b)	2,000,000	2,415,220
Oceanside Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/23	655,000	788,155
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/24	600,000	730,284
Tax Allocation Refunding Bonds Series 2015A	5.00%	09/01/25	225,000	276,163
Orange Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2014A	5.00%	09/01/21	450,000	518,045
Oxnard Financing Auth
Wastewater Refunding RB Series 2014	5.00%	06/01/23	1,000,000	1,202,250
Wastewater Refunding RB Series 2014	5.00%	06/01/24	1,750,000	2,139,462
Oxnard SD
GO Bonds Series D	5.00%	08/01/31 (b)	1,365,000	1,611,915
GO Bonds Series D	5.00%	08/01/32 (b)	1,490,000	1,751,331
GO Bonds Series D	5.00%	08/01/33 (b)	1,685,000	1,972,629
Pacifica
Refunding COP 2016	5.00%	01/01/24	250,000	300,998
Refunding COP 2016	5.00%	01/01/26	300,000	370,575
Refunding COP 2016	4.00%	01/01/34 (b)	995,000	1,068,610
Wastewater RB Series 2017	5.00%	10/01/32 (b)	1,030,000	1,253,108
49
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Palm Desert Successor Redevelopment Agency
Tax Allocation Refunding Bonds Series 2017A	5.00%	10/01/27 (b)	600,000	745,314
Tax Allocation Refunding Bonds Series 2017A	5.00%	10/01/30 (b)	350,000	421,915
Palmdale SD
GO Bonds Series 2017B	5.25%	08/01/42 (b)	2,500,000	3,036,775
Palo Alto
Limited Obligation Refunding Bonds Series 2012	5.00%	09/02/27 (b)	220,000	245,599
Palomar CCD
GO Bonds Series 2006D	5.00%	08/01/27	225,000	288,083
GO Bonds Series 2006D	5.00%	08/01/29 (b)	450,000	565,128
GO Bonds Series 2006D	5.00%	08/01/30 (b)	500,000	623,230
GO Bonds Series 2006D	5.00%	08/01/31 (b)	400,000	494,236
Palomar Health
Refunding RB Series 2016	3.00%	11/01/17	500,000	501,340
Refunding RB Series 2016	4.00%	11/01/18	530,000	544,633
Pasadena
Refunding COP Series 2015A	5.00%	02/01/26 (b)	750,000	924,795
Pasadena USD
GO Refunding Bonds Series 2016B	4.00%	08/01/34 (b)	2,000,000	2,160,300
Pico Rivera Public Financing Auth
Lease Refunding RB Series 2016	5.50%	09/01/29 (b)	1,000,000	1,267,490
Lease Refunding RB Series 2016	5.25%	09/01/33 (b)	1,000,000	1,217,710
Pleasant Hill Recreation & Park District
Refunding GO Bonds Series 2017	5.00%	08/01/24 (f)	575,000	705,525
Refunding GO Bonds Series 2017	5.00%	08/01/25 (f)	610,000	758,645
Refunding GO Bonds Series 2017	5.00%	08/01/26 (f)	590,000	741,305
Refunding GO Bonds Series 2017	5.00%	08/01/27 (f)	670,000	847,764
Refunding GO Bonds Series 2017	5.00%	08/01/28 (b)(f)	700,000	871,318
Refunding GO Bonds Series 2017	5.00%	08/01/29 (b)(f)	735,000	906,071
Refunding GO Bonds Series 2017	5.00%	08/01/30 (b)(f)	770,000	940,216
Refunding GO Bonds Series 2017	5.00%	08/01/31 (b)(f)	815,000	989,500
Pomona
S/F Mortgage Refunding RB Series 1990B	7.50%	08/01/23 (e)	575,000	689,649
Pomona USD
GO Bonds Series 2008G	0.00%	08/01/33 (b)(c)	1,000,000	582,720
GO Bonds Series 2008G	0.00%	08/01/35 (b)(c)	1,000,000	529,980
Reedley
Water Refunding RB Series 2017	4.00%	09/01/24	495,000	575,027
Water Refunding RB Series 2017	5.00%	09/01/25	540,000	671,387
Water Refunding RB Series 2017	5.00%	09/01/26	570,000	716,610
Water Refunding RB Series 2017	5.00%	09/01/27	600,000	761,784
Riverside CCD
GO Bonds Series 2015E	0.00%	08/01/29 (b)(c)	735,000	496,911
Riverside Cnty Transportation Commission
Sales Tax RB Series 2013A	5.00%	06/01/18	800,000	826,152
Sales Tax RB Series 2013A	5.25%	06/01/24 (b)	710,000	872,214
Riverside County Public Finance Auth
Tax Allocation RB (Area #1, Desert Communities & I-215 Corridor) Series 2015A	5.00%	11/01/24	1,000,000	1,223,490
Tax Allocation RB (Area #1, Desert Communities & I-215 Corridor) Series 2015A	5.00%	11/01/25	1,200,000	1,484,556
50
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Ross Valley Public Financing Auth
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/27 (b)	300,000	358,419
RB (Marin Cnty Sanitary District #1) Series 2013	5.00%	10/01/43 (b)	1,000,000	1,153,670
Ross Valley SD
GO Bonds Series A	5.00%	08/01/31 (b)	1,000,000	1,146,470
Sacramento City Financing Auth
Lease Refunding RB Series 2013A	4.00%	05/01/18	4,000,000	4,085,800
Sacramento City USD
GO Refunding Bonds 2015	5.00%	07/01/18	75,000	77,668
Salinas UHSD
GO BAN	0.00%	08/01/20 (b)(c)	2,000,000	1,901,760
San Diego CCD
GO Bonds Series 2011	5.00%	08/01/36 (b)	1,675,000	1,935,546
San Diego Cnty
RB (Sanford Burnham Institute) Series 2015A	4.00%	11/01/23	745,000	839,384
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/24	550,000	658,548
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/25	350,000	422,097
RB (Sanford Burnham Institute) Series 2015A	5.00%	11/01/26 (b)	1,000,000	1,191,730
San Diego Cnty Regional Airport Auth
Sr Airport RB Series 2013A	5.00%	07/01/23	225,000	273,670
San Diego Convention Center Expansion Financing Auth
Lease Refunding RB Series 2012A	4.00%	04/15/18	1,000,000	1,020,240
Lease Refunding RB Series 2012A	5.00%	04/15/19	1,000,000	1,067,520
San Diego Public Facilities Financing Auth
Lease Refunding RB Series 2010A	4.25%	03/01/20	900,000	974,529
Lease Refunding RB Series 2010A	5.00%	09/01/20	745,000	834,497
Sr Sewer Refunding RB Series 2015	5.00%	05/15/25	2,000,000	2,511,820
San Diego Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016A	5.00%	09/01/29 (b)	500,000	601,505
San Diego Unified Port District
Refunding RB Series 2013A	5.00%	09/01/22	300,000	353,193
Refunding RB Series 2013A	5.00%	09/01/23	550,000	661,809
Refunding RB Series 2013A	5.00%	09/01/25 (b)	945,000	1,109,203
San Diego USD
GO Refunding Bonds Series 2005C2	5.50%	07/01/21	1,790,000	2,097,325
San Francisco
COP Series 2009A	5.00%	04/01/21 (b)	3,325,000	3,545,215
San Francisco Airport Commission
Refunding RB Series 2011B	5.50%	05/01/21	450,000	521,370
Refunding RB Series 2012A	5.00%	05/01/26 (b)	290,000	339,918
San Francisco Municipal Transportation Agency
RB Series 2014	5.00%	03/01/25 (b)	300,000	367,098
San Francisco Public Utilities Commission
Water RB Series 2010F	4.00%	11/01/19	2,535,000	2,709,231
Water RB Series 2011A	5.00%	11/01/20	2,360,000	2,663,472
San Francisco Successor Redevelopment Agency
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/23	415,000	498,610
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/25 (b)	200,000	241,422
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/26 (b)	365,000	436,551
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/27 (b)	390,000	462,501
51
Schwab Tax-Free Bond Funds  |  Annual Report
See financial notes

Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/28 (b)	405,000	476,790
Subordinate Tax Allocation Refunding Bonds Series 2014C	5.00%	08/01/29 (b)	430,000	502,618
San Gorgonio Memorial Healthcare District
GO Refunding Bonds Series 2014	5.00%	08/01/21	275,000	312,862
GO Refunding Bonds Series 2014	5.00%	08/01/22	500,000	582,795
San Jacinto USD
GO Bond Series 2017	5.00%	08/01/36 (b)	925,000	1,103,664
GO Bonds Series 2017	5.00%	08/01/34 (b)	1,205,000	1,448,169
GO Bonds Series 2017	5.00%	08/01/35 (b)	1,640,000	1,961,473
San Joaquin Cnty
Solid Waste System Refunding Revenue COP 2014	4.00%	04/01/19	140,000	146,978
Solid Waste System Refunding Revenue COP 2014	4.00%	04/01/20	300,000	322,695
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/21	350,000	397,565
Solid Waste System Refunding Revenue COP 2014	5.00%	04/01/22	350,000	407,610
San Jose
Airport RB Series 2011A2	5.00%	03/01/19	110,000	116,893
Airport Refunding RB Series 2014C	5.00%	03/01/30 (b)	490,000	567,273
San Luis Obispo Cnty CCD
GO Bonds Series 2014A	5.00%	08/01/27 (b)	60,000	73,726
San Mateo-Foster City SD
GO Refunding Bonds Series 2012	4.00%	09/01/17	1,840,000	1,840,000
GO Refunding Bonds Series 2012	4.00%	09/01/19	1,960,000	2,086,616
Santa Cruz Cnty Capital Financing Auth
Lease RB Series 2014	5.00%	08/01/21	125,000	143,550
Lease RB Series 2014	5.00%	08/01/22	165,000	194,279
Lease RB Series 2014	3.00%	08/01/24	175,000	189,527
Lease RB Series 2014	5.00%	08/01/25 (b)	175,000	213,150
Lease RB Series 2014	5.00%	08/01/26 (b)	165,000	199,074
Lease RB Series 2014	5.00%	08/01/27 (b)	320,000	382,672
Santa Cruz Cnty Successor Redevelopment Agency
Tax Allocation Bonds Series 2009A	7.00%	09/01/36 (b)(d)(e)	900,000	1,010,106
Tax Allocation Refunding Bonds Series 2016A	4.00%	09/01/36 (b)	750,000	803,265
Santa Margarita Community Facilities Water District 99-1
Special Tax Refunding Bonds Series 2017A	5.00%	09/01/29 (b)	1,000,000	1,234,270
Special Tax Refunding Bonds Series 2017A	5.00%	09/01/30 (b)	500,000	613,305
Santa Monica Public Financing Auth
Lease RB Series 2011A	5.00%	06/01/30 (b)	2,070,000	2,352,865
Santa Monica Successor Redevelopment Agency
Tax Allocation Bonds Series 2011	5.88%	07/01/36 (b)	230,000	268,610
Santa Monica-Malibu USD
GO Bonds Series B	5.00%	08/01/19	75,000	81,086
Sausalito Marin City SD
GO Refunding Bonds 2015	5.00%	08/01/26 (b)	90,000	112,075
GO Refunding Bonds 2015	5.00%	08/01/27 (b)	210,000	258,388
Sequoia UHSD
GO Refunding Bonds 2014	5.00%	07/01/23	1,160,000	1,410,189
Simi Valley USD
GO Bonds Series 2017	5.00%	08/01/27	1,500,000	1,918,995
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
Sonoma-Marin Area Rail Transit District
Sales Tax RB Series 2011A	5.00%	03/01/18	500,000	510,840
Sales Tax RB Series 2011A	5.00%	03/01/20	500,000	551,570
South Bay USD
GO Bonds Series 2012B	0.00%	08/01/33 (b)(c)	200,000	116,884
GO Bonds Series 2012B	0.00%	08/01/34 (b)(c)	250,000	139,280
GO Bonds Series 2012B	0.00%	08/01/35 (b)(c)	250,000	132,618
GO Bonds Series 2012B	0.00%	08/01/36 (b)(c)	350,000	177,618
GO Bonds Series 2012B	0.00%	08/01/37 (b)(c)	450,000	217,161
GO Bonds Series 2012B	0.00%	08/01/38 (b)(c)	1,000,000	458,790
Southern California Metropolitan Water District
Water Refunding RB Series 1993A	5.75%	07/01/21 (g)	4,505,000	5,030,824
Water Refunding RB Series 2016A	5.00%	07/01/34 (b)	390,000	466,163
Southern California Public Power Auth
RB (Windy Point/Windy Flats) Series 2010-1	5.00%	07/01/25 (b)	2,375,000	2,647,840
Refunding RB (Magnolia Power) Series 2017-1	2.00%	07/01/36 (b)(f)	1,000,000	1,020,840
Truckee Donner Public Utility District
Water System Refunding RB Series 2015	4.00%	11/15/22	630,000	718,244
Water System Refunding RB Series 2015	4.00%	11/15/23	655,000	756,145
Water System Refunding RB Series 2015	4.00%	11/15/24	680,000	791,527
Water System Refunding RB Series 2015	4.00%	11/15/25	710,000	829,763
Tustin Community Redevelopment Agency
Tax Allocation Refunding Bonds Series 2016	4.00%	09/01/35 (b)	895,000	966,600
Tustin USD
GO Bonds Series B	6.00%	08/01/36 (b)(d)(e)	950,000	1,134,613
Univ of California
General RB Series 2011AB	3.00%	05/15/18	565,000	574,328
Limited Project RB Series 2012G	5.00%	05/15/42 (b)	3,000,000	3,414,210
Medical Center Pooled RB Series 2013J	5.00%	05/15/18	100,000	103,035
Medical Center Pooled RB Series 2013J	5.00%	05/15/19	100,000	107,193
Upland
COP (San Antonio Community Hospital) Series 2011	5.50%	01/01/19	915,000	965,865
COP (San Antonio Community Hospital) Series 2011	5.75%	01/01/21	1,740,000	1,980,746
COP (San Antonio Community Hospital) Series 2011	6.38%	01/01/32 (b)	1,875,000	2,111,025
West Hills CCD
GO Refunding Bonds Series 2016B	5.00%	08/01/25	320,000	395,837
GO Refunding Bonds Series 2016B	5.00%	08/01/26	450,000	561,586
GO Refunding Bonds Series 2016B	5.00%	08/01/27 (b)	390,000	481,794
GO Refunding Bonds Series 2016B	5.00%	08/01/28 (b)	515,000	630,190
GO Refunding Bonds Series 2016B	5.00%	08/01/30 (b)	595,000	717,493
GO Refunding Bonds Series 2016B	5.00%	08/01/31 (b)	635,000	762,292
West Kern Water District
Revenue COP Series 2011	4.00%	06/01/18	70,000	71,716
Revenue COP Series 2011	5.00%	06/01/20	275,000	305,858
Woodland Finance Auth
Water RB Series 2011	3.85%	03/01/18	145,000	147,271
Water RB Series 2011	4.15%	03/01/19	130,000	136,561
Water RB Series 2011	4.65%	03/01/21	115,000	129,446
				415,796,219
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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

Issuer Type of Security, Series	Rate	Maturity	Face Amount ($)	Value ($)
GUAM 0.4%
Guam Power Auth
RB Series 2014A	5.00%	10/01/28 (b)	1,245,000	1,395,421
Total Fixed-Rate Obligations
(Cost $395,939,626)				417,191,640

Variable-Rate Obligations 4.1% of net assets
CALIFORNIA 4.1%
Bay Area Toll Auth
Toll Bridge RB Series 2006C1
(SIFMA Municipal Swap Index + 0.90%)	1.69%	04/01/45 (b)	5,000,000	5,033,700
Toll Bridge RB Series 2007A1
(SIFMA Municipal Swap Index + 0.70%)	1.49%	04/01/47 (b)	1,000,000	1,005,290
California
GO Refunding Bonds 2012B
(SIFMA Municipal Swap Index + 0.90%)	1.69%	05/01/18 (b)	1,000,000	1,000,840
GO Refunding Bonds 2012B
(SIFMA Municipal Swap Index + 1.15%)	1.94%	05/01/20 (b)	1,000,000	1,016,130
California Dept of Water Resources
Water System RB Series AT
(SIFMA Municipal Swap Index + 0.37%)	1.16%	12/01/35 (b)	3,000,000	3,000,000
California Pollution Control Financing Auth
Pollution Control Refunding RB (PG&E) Series 1996C	0.80%	11/01/26 (a)(b)(h)	6,500,000	6,500,000
Total Variable-Rate Obligations
(Cost $17,481,250)				17,555,960
(a)	Credit-enhanced or liquidity-enhanced.
(b)	The effective maturity may be shorter than the final maturity shown because the security is subject to a put, demand or call feature.
(c)	Zero coupon bond.
(d)	Refunded bond.
(e)	Escrowed with U.S. Government debt.
(f)	Security or a portion of the security purchased on a delayed-delivery or when-issued basis.
(g)	All or a portion of this security is designated as collateral for delayed-delivery securities.
(h)	VRDN is a municipal security which allows holders to sell their security through a put or tender feature, at par value plus accrued interest. The interest rate resets on a periodic basis, the majority of which are weekly but may be daily or monthly as well. The Remarketing Agent, generally a dealer, determines the interest rate for the security at each interest rate reset date. The rate is typically based on the SIFMA Municipal Swap Index. The SIFMA Municipal Swap Index is a market index comprised of high-grade 7-day tax-exempt Variable Rate Demand Obligations with certain characteristics.

BAN —	Bond anticipation note
CCD —	Community college district
COP —	Certificate of participation
GO —	General obligation
RB —	Revenue bond
SD —	School district
S/F —	Single-family
SIFMA —	Securities Industry and Financial Markets Association
UHSD —	Union high school district
USD —	Unified school district
VRDN —	Variable rate demand note

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Schwab California Tax-Free Bond Fund
Portfolio Holdings as of August 31, 2017 (continued)

The following is a summary of the inputs used to value the fund's investments as of August 31, 2017 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Fixed-Rate Obligations[1]	$—	$417,191,640	$—	$417,191,640
Variable-Rate Obligations[1]	—	17,555,960	—	17,555,960
Total	$—	$434,747,600	$—	$434,747,600
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended August 31, 2017.
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Schwab California Tax-Free Bond Fund
Statement of Assets and Liabilities

As of August 31, 2017
Assets
Investments in unaffiliated issuers, at value (cost $413,420,876)		$434,747,600
Cash		487,498
Receivables:
Investments sold		781,400
Interest		4,700,308
Fund shares sold		785,510
Prepaid expenses	+	18,182
Total assets		441,520,498
Liabilities
Payables:
Investments bought - Delayed-delivery		13,900,486
Investment adviser and administrator fees		61,738
Shareholder service fees		85,782
Distributions to shareholders		337,759
Fund shares redeemed		229,082
Accrued expenses	+	73,200
Total liabilities		14,688,047
Net Assets
Total assets		441,520,498
Total liabilities	–	14,688,047
Net assets		$426,832,451
Net Assets by Source
Capital received from investors		408,762,175
Distributions in excess of net investment income		(5,763)
Net realized capital losses		(3,250,685)
Net unrealized capital appreciation		21,326,724

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$426,832,451		35,689,270		$11.96

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Schwab California Tax-Free Bond Fund
Statement of Operations

For the period September 1, 2016 through August 31, 2017
Investment Income
Interest		$12,435,324
Expenses
Investment adviser and administrator fees		1,300,126
Shareholder service fees		1,047,094
Portfolio accounting fees		90,446
Professional fees		52,998
Registration fees		23,848
Shareholder reports		15,925
Independent trustees' fees		13,164
Custodian fees		9,799
Transfer agent fees		3,131
Interest expense		1,846
Other expenses	+	15,271
Total expenses		2,573,648
Expense reduction by CSIM and its affiliates	–	448,263
Net expenses	–	2,125,385
Net investment income		10,309,939
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(3,214,548)
Net change in unrealized appreciation (depreciation) on investments	+	(7,051,881)
Net realized and unrealized losses		(10,266,429)
Increase in net assets resulting from operations		$43,510
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Schwab California Tax-Free Bond Fund
Statement of Changes in Net Assets

For the current and prior report periods
Operations
	9/1/16-8/31/17		9/1/15-8/31/16
Net investment income		$10,309,939	$9,813,120
Net realized gains (losses)		(3,214,548)	3,613,757
Net change in unrealized appreciation (depreciation)	+	(7,051,881)	10,491,960
Increase in net assets from operations		43,510	23,918,837
Distributions to Shareholders
Distributions from net investment income		(10,309,116)	(9,811,810)
Distributions from net realized gains	+	(3,343,791)	(2,366,789)
Total distributions		($13,652,907)	($12,178,599)

Transactions in Fund Shares
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	VALUE	SHARES	VALUE
Shares sold		9,363,462	$110,070,878	7,548,019	$91,748,121
Shares reinvested		698,760	8,218,812	612,448	7,429,126
Shares redeemed	+	(12,285,344)	(144,123,848)	(5,432,867)	(65,948,805)
Net transactions in fund shares		(2,223,122)	($25,834,158)	2,727,600	$33,228,442
Shares Outstanding and Net Assets
		9/1/16-8/31/17		9/1/15-8/31/16
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		37,912,392	$466,276,006	35,184,792	$421,307,326
Total increase (decrease)	+	(2,223,122)	(39,443,555)	2,727,600	44,968,680
End of period		35,689,270	$426,832,451	37,912,392	$466,276,006
Distributions in excess of net investment income			($5,763)		($511)
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Schwab Tax-Free Bond Funds
Financial Notes

1. Business Structure of the Funds:
Each of the funds in this report is a series of Schwab Investments (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:
SCHWAB INVESTMENTS (ORGANIZED OCTOBER 26, 1990)
Schwab Tax-Free Bond Fund	Schwab® U.S. Aggregate Bond Index Fund
Schwab California Tax-Free Bond Fund	Schwab® Short-Term Bond Index Fund
Schwab Intermediate-Term Bond Fund™	Schwab 1000 Index® Fund
Schwab GNMA Fund™	Schwab Global Real Estate Fund™
Schwab ® Treasury Inflation Protected Securities Index Fund
Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds' Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
Effective August 1, 2017, the funds adopted disclosure requirement changes for SEC Regulation S-X. The adopted changes are reflected throughout this report.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:
•   Bonds and notes: Fixed income investments are generally valued using an evaluated price at the mid-point of the bid/ask spread provided by an approved, independent pricing service (mid-price). To determine the evaluated mid-price, a pricing service may use a variety of techniques and inputs. Techniques may include, but are not limited to, spread models that calculate an investment-specific price relative to a benchmark or yield curve models that establish a price based on yields of comparable bonds along a range of maturities. Inputs differ by valuation approach and technique, as appropriate, and examples of inputs may include, but are not limited to, interest rates, market conditions, comparable bonds, market trades, projected cash flows, credit reviews and issuer news.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.
•   Short-term securities (60 days or less to maturity): Securities with remaining maturities of 60 days or less are generally valued at an evaluated price; however, such securities may be valued at their amortized cost if it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations.
•   Level 3—significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund's results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the funds' investments as of August 31, 2017 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Delayed Delivery Transactions and When-Issued Securities: During the period, certain funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the funds' Portfolio Holdings. The funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

2. Significant Accounting Policies (continued):
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
(d) Investment Income:
Interest income is recorded as it accrues. If a fund buys a debt security at a discount (less than face value) or a premium (more than face value), it amortizes premiums and accretes discounts from the purchase settlement date up to maturity. The fund then increases (in the case of discounts) or reduces (in the case of premiums) the income it records from the security. Certain securities may be callable (meaning that the issuer has the option to pay it off before its maturity date). The fund amortizes the premium and accretes the discount on each callable security to the security's maturity date, except when the purchase price is higher than the call price at the security’s call date (in which case the premium is amortized to the call date).
(e) Expenses:
Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.
(f) Distributions to Shareholders:
The funds declare distributions from net investment income, if any, every day they are open for business. These distributions, which are substantially equal to a fund’s net investment income for that day, are paid out to shareholders once a month. The funds make distributions from net realized capital gains, if any, once a year.
(g) Custody Credit:
The funds have an arrangement with their custodian bank, State Street Bank and Trust Company (State Street), under which the funds may receive a credit for their uninvested cash balance to offset their custody fees and accounting fees. The credit amounts, if any, are disclosed in the Statement of Operations as a reduction to the funds’ operating expenses.
(h) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(i) Federal Income Taxes:
The funds intend to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the funds distribute substantially all of their net investment income and net realized capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.
(j) Indemnification:
Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.
(k) Recent Accounting Standards:
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.
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Schwab Tax-Free Bond Funds
Financial Notes (continued)

3. Risk Factors:
The funds invest primarily in investment-grade municipal bond securities. These investments may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below:
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in a fund will fluctuate, which means that an investor could lose money over short or long periods.
Investment Style Risk. The funds are not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, a fund may offer lower long-term performance than stock investments or certain other types of bond investments. The funds’ emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the funds’ investments may have greater risks than securities in taxable bond funds.
Interest Rate Risk. The funds’ investments in fixed-income securities are subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, a fund’s yield will change over time. During periods when interest rates are low, the fund’s yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a rise in interest rates could cause the fund’s share price to fall. The longer the fund’s portfolio duration, the more sensitive to interest rate movements its share price is likely to be. A change in a central bank’s monetary policy or improving economic conditions, among other things, may result in an increase in interest rates.
Credit Risk. The funds are subject to the risk that a decline in the credit quality of a portfolio investment could cause the funds to lose money or underperform. The funds could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations.
Liquidity Risk. The funds may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the funds may have to sell them at a loss.
High Yield Risk. High-yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the funds may invest in are subject to greater levels of credit and liquidity risks, and may be more volatile than higher-rated securities. High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.
Prepayment and Extension Risk. The funds’ portfolio investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the funds to hold securities paying lower-than-market rates of interest, which could hurt the funds’ yield or share price.
Municipal Securities Risk. The funds primarily invest in municipal securities whose interest, in the opinion of the issuers’ counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the funds guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (IRS) will agree with such counsel’s opinion. If certain types of investments a fund buys as tax-exempt are later ruled to be taxable, a portion of the fund’s income could be taxable. To the extent that a fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. In addition, many municipal securities are issued to finance specific projects (especially those relating to education, health care, transportation and utilities) and conditions in those sectors can affect the overall municipal market. National governmental actions, such as the elimination of tax-exempt status, or the reduction of financial support to municipalities, also could affect performance. Municipalities continue to experience difficulties in the current economic and political environment.
Derivatives Risk. Currently, the only type of derivatives certain funds invest in is futures. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, credit risk, leverage risk and market risk, are discussed elsewhere in this section. A fund’s use of futures is also subject to lack of availability risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable futures transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular future may be valued incorrectly. Correlation risk is the risk that changes in the value of the future may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of futures may cause the fund to realize higher amounts of short-term capital gains. A fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to
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Financial Notes (continued)

3. Risk Factors (continued):
lose more than the initial amount invested. However, these risks are less severe when a fund uses derivatives for hedging rather than to enhance the fund’s returns or as a substitute for a position or security. The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the funds to become a commodity pool, which would require the fund to comply with certain CFTC rules.
Management Risk. As actively managed mutual funds, the funds are subject to the risk that their investment adviser will select investments or allocate assets in a manner that could cause the fund to underperform or otherwise not meet its investment objectives. The funds’ investment adviser applies its own investment techniques and risk analyses in making investment decisions for each fund, but there can be no guarantee that they will produce the desired results.
California State-Specific Risk. Because the Schwab California Tax-Free Bond Fund concentrates its investments in California municipal securities, the fund may be affected significantly by economic, regulatory, social or political developments affecting the ability of California issuers to pay interest or repay principal.
Taxable Investments. A fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.
Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:
Investment Adviser
Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the trust.
For its advisory and administrative services to the funds, CSIM is entitled to receive an annual fee, payable monthly, based on a percentage of each fund’s average daily net assets as follows:
Average Daily Net Assets	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
First $500 million	0.30%	0.30%
Over $500 million	0.22%	0.22%
For the period ended August 31, 2017, the aggregate advisory fees paid to CSIM by the funds, as a percentage of each fund's average daily net assets were as follows:
Schwab Tax-Free Bond Fund	0.28%
Schwab California Tax-Free Bond Fund	0.30%
Shareholder Servicing
The Board has adopted a Shareholder Servicing Plan (the Plan) on behalf of the funds. The Plan enables each fund to bear expenses relating to the provision by financial intermediaries, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, Schwab) (together, service providers), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds.
Pursuant to the Plan, each fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab, as distributor of the funds (or, in the case of payments made to Schwab acting as a service provider, pursuant to Schwab’s written agreement with the funds). Payments under the Plan are made as described above without regard to whether the fee is more or less than the service provider’s actual cost of providing the services, and if more, such excess may be retained as profit by the service provider.
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Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):
Expense Limitation
Although these agreements specify certain fees for these services, CSIM and its affiliates have made an additional agreement with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with the approval of the Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses (expense limitation) to 0.49%.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (SEC), the funds may enter into interfund borrowing and lending transactions with other funds in the Fund Complex (for definition refer to Trustees and Officers section). All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted on each fund’s Statement of Operations. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period the funds were participants with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $530 million line of credit (the Credit Facility), which matured on October 6, 2016. Under the terms of the Credit Facility, in addition to the interest charged on any borrowings by a fund, each fund paid a commitment fee of 0.125% per annum on its proportionate share of the unused portion of the Credit Facility. On October 6, 2016, the Credit Facility was amended to run for a new 364 day period with an increased line of $555 million and a commitment fee of 0.15% per annum. There were no borrowings from the line of credit during the period.
The funds also have access to custodian overdraft facilities. A fund may have utilized the overdraft facility and incurred an interest expense, which is disclosed on the fund’s Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:
For the period ended August 31, 2017, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:
	Purchases of Securities	Sales/Maturities of Securities
Schwab Tax-Free Bond Fund	$551,120,747	$571,127,835
Schwab California Tax-Free Bond Fund	276,978,031	297,542,809
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Financial Notes (continued)

8. Federal Income Taxes:
As of August 31, 2017, the tax basis cost of the funds' investments and gross unrealized appreciation and depreciation were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Tax cost	$655,864,145	$413,429,080
Gross unrealized appreciation	$27,712,771	$21,492,290
Gross unrealized depreciation	(427,275)	(173,770)
Net unrealized appreciation (depreciation)	$27,285,496	$21,318,520
As of August 31, 2017, the components of distributable earnings on a tax basis were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Undistributed tax-exempt income	$572,462	$331,996
Undistributed ordinary income	—	—
Undistributed long-term capital gains	—	—
Net unrealized appreciation (depreciation) on investments	27,285,496	21,318,520
Total	$27,857,958	$21,650,516
The primary difference between book basis and tax basis unrealized appreciation or unrealized depreciation of investments are the tax deferral of losses on wash sales and the differing treatment of amortization of bond discounts and premiums. The tax cost of the funds' investments, disclosed above, have been adjusted from their book amounts to reflect these appreciation or depreciation differences, as applicable.
Net investment income and realized capital gains and losses may differ for financial statement and tax purposes primarily due to differing treatments of amortization of bond discounts and premiums.
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of August 31, 2017, the funds had capital loss carryforwards available to offset future net capital gains as follows:
Expiration Date	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
No expiration	$3,972,205	$—
Total	$3,972,205	$—
For tax purposes, net realized capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2017, the funds had no late-year ordinary losses deferred and had capital losses deferred as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Capital losses deferred	$—	$3,242,481
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Financial Notes (continued)

8. Federal Income Taxes (continued):
The tax basis components of distributions paid during the current and prior fiscal years were as follows:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Current Period Distributions
Tax-exempt income	$15,342,026	$10,314,368
Ordinary income	3,028,242	1,285,756
Long-term capital gains	2,658,379	2,052,783
Prior Period Distributions
Tax-exempt income	$14,462,187	$9,811,810
Ordinary income	2,187,634	878,175
Long-term capital gains	960,158	1,488,614
Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of August 31, 2017, the funds made the following reclassifications:
	Schwab Tax-Free Bond Fund	Schwab California Tax-Free Bond Fund
Capital shares	$—	$—
Undistributed net investment income	(32,653)	(6,075)
Net realized capital gains and losses	32,653	6,075
As of August 31, 2017, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended August 31, 2017, the funds did not incur any interest or penalties.

9. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Schwab Investments and Shareholders of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund
In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (two of the funds constituting Schwab Investments, hereafter referred to as the “Funds”) as of August 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
San Francisco, California
October 17, 2017
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Other Federal Tax Information (unaudited)

Under section 852(b)(5) of the Internal Revenue Code (and section 17145 of the California Revenue and Taxation Code with respect to the Schwab California Tax-Free Bond Fund), the funds designate the following percentage of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended August 31, 2017.
Percentage
Schwab Tax-Free Bond Fund	100.0%
Schwab California Tax-Free Bond Fund	100.0%
Under section 852(b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended August 31, 2017:

Schwab Tax-Free Bond Fund	$2,658,379
Schwab California Tax-Free Bond Fund	2,052,783
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Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that initial approval of, as well as the continuation of, a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Investments (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Tax-Free Bond Fund and Schwab California Tax-Free Bond Fund (the Funds), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from independent counsel to the Independent Trustees, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Funds at meetings held on April 19, 2017, and June 6, 2017, and approved the renewal of the Agreement with respect to the Funds for an additional one year term at the meeting held on June 6, 2017. The Board’s approval of the Agreement with respect to the Funds was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Funds under the Agreement, including the resources of CSIM and its affiliates dedicated to the Funds;
2.	the Funds’ investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Funds’ expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees considered that many of the Funds’ shareholders are also brokerage clients of Schwab. The Trustees considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Funds and many of their shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Funds.
Fund Performance. The Board considered Fund performance in determining whether to renew the Agreement with respect to the Funds. Specifically, the Trustees considered the Funds’ performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered

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the level of Fund performance in the context of its review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Although the Funds had performance that lagged that of a relevant peer group for certain (although not all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Agreement with respect to the Funds, including that the underperformance was attributable, to a significant extent, to investment decisions by CSIM that were reasonable and consistent with each Fund’s investment objective and policies and that CSIM had taken steps designed to help improve performance. Following such evaluation the Board concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Agreement with respect to the Funds.
Fund Expenses. With respect to the Funds’ expenses, the Trustees considered the rate of compensation called for by the Agreement, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees considered the effects of CSIM’s and Schwab’s practice of waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to the Fund. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Agreement with respect to the Funds.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses and methodology. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to each Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to such Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Funds.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees considered that CSIM and Schwab have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer funds or funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. The Trustees also considered the existing contractual investment advisory fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, and in consideration of the previously negotiated commitments made by CSIM and Schwab as discussed above, the Board concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Funds and concluded that the compensation under the Agreement with respect to the Funds is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Trustees and Officers

The tables below give information about the trustees and officers of Schwab Investments, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 105 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	105	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	105	Director, Gilead Sciences, Inc. (2005 – present)
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	105	None
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	105	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
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Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	105	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	105	None
Charles A. Ruffel 1956 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2015)	Co-Chief Executive Officer, Kudu Investment Management, LLC (financial services) (Jan. 2015 – present); Partner, Kudu Advisors, LLC (financial services) (June 2008 – Jan. 2015); Advisor, Asset International, Inc. (publisher of financial services information) (Aug. 2008 – Jan. 2015).	105	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	105	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (Feb. 1998 – present).	105	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director, Schwab Holdings, Inc. (May 2008 – present); and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	105	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).	105	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Senior Executive Vice President (July 2015 – present), Chief Financial Officer (July 2015 – May 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – May 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	105	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (Mar. 2007 – Aug. 2010).
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
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Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.
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Glossary

agency discount notes  Notes issued by federal agencies—known as Government Sponsored Enterprises, or GSEs—at a discount to their value at maturity. An agency discount note is a short-term investment offering a high degree of credit quality.
Alternative Minimum Tax (AMT)  A federal income tax designed to limit the extent to which high-income taxpayers (including individuals, estates, trusts and corporations) can benefit from certain deductions and exemptions. For example, some types of income that are exempt from regular federal income tax are not exempt from the AMT.
asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset-backed securities  Bond or other debt securities that represent ownership in a pool of assets such as credit card debt.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
average rate  The average rate of interest paid annually by the fixed-income securities in a fund or portfolio.
Bloomberg Barclays 7-Year Municipal Bond Index  An index that includes the 7-Year (6 – 8) component of the Bloomberg Barclays Municipal Bond Index.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
bond fund  A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.
call  An early repayment of a bond’s principal by the issuer, usually done because the issuer is able to refinance its bond debt at a lower rate.
call protection  A term used in reference to a bond that cannot be called by the issuer before maturity, or at least for many years from the present date. A bond that offers call protection can more reliably be expected to provide a given yield over a given number of years than a bond that could be called (assuming both bonds are of the same credit quality).
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
certificate of participation  A municipal bond that is repaid from an annual budget appropriation rather than being backed by the full faith and credit of the issuer.
coupon, coupon rate  The annual rate of interest paid until maturity by the issuer of a debt security.
credit-enhanced securities  Securities that are backed by the credit of an entity other than the issuer (such as a financial institution). Credit enhancements, which can equal up to 100% of the security’s value, are designed to help lower the risk of default on a security and may also make the security more liquid.
credit quality  The capacity of an issuer to make its interest and principal payments. See chart below.
credit risk  The risk that a bond issuer may be unable to pay interest or principal to its bondholders.
discount rate  The implied rate on a debt security that does not pay interest but is bought at a discount and redeemed at face value when it matures.
duration  A measure of an individual bond’s sensitivity to interest rates, expressed in years. Calculations of duration generally take into account the bond’s yield, interest payments, maturity date and call features.
weighted average duration  A measure of the duration of all bonds in a fund’s portfolio, also expressed in years, based on the market value weighted average duration of each bond in the portfolio.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
general obligation bonds  Municipal bonds that are secured by the issuer’s full faith and credit, which typically is backed by the power of the issuer to levy taxes.
interest  Payments to bondholders (usually made twice a year) as compensation for loaning the bond principal to the issuer.
Credit Ratings
Most major bond issuers arrange with a recognized independent rating organization, such as Standard & Poor’s (S&P) or Moody’s Investors Service, to rate the creditworthiness of their bonds. The spectrum of these ratings is divided into two major categories: investment grade and below investment grade (sometimes called “junk bonds”). Bonds rated below investment grade range from those that are considered to have some vulnerability to default to those that appear on the brink of default or are in default.

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interest rate risk  The risk that a bond’s value will fluctuate if market interest rates change or are expected to change. Bond prices tend to move in the opposite direction of interest rates: when interest rates rise, bond prices tend to fall.
liquidity-enhanced security  A security that when tendered is paid from funds advanced by an entity other than the issuer (such as a large financial institution). Liquidity enhancements are often used on variable-rate securities where the portfolio manager has an option to tender the securities prior to their final maturity.
market risk  Those elements of risk that are common to all securities in an asset class, and therefore cannot be significantly reduced by diversification within the asset class. Also known as “systemic risk.”
maturity  The maturity of a bond will generally be determined using a portfolio security’s final maturity date (date on which the final principal payment of a bond is scheduled to be paid); however, for securitized products, such as mortgage-backed securities and certain other asset-backed securities, maturity will be determined on an average life basis (weighted average time to receipt of all principal payments) by the investment adviser. Because pre-payment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted precisely. For securities with embedded demand features, such as puts or calls, either the demand date or the final maturity date will be used depending on interest rates, yields and other market conditions. The weighted average maturity (WAM) of a fund is dollar-weighted based upon the market value of a fund’s securities at the time of the calculation.
mortgage-backed securities  Bond or other debt securities that represent ownership in a pool of mortgage loans.
muni, municipal bonds, municipal securities  Debt securities issued by a state, its counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
prepayment risk  The risk that a mortgage-backed security may be paid off early, typically because interest rates have fallen and the homeowners who hold the underlying mortgages have refinanced those mortgages at lower rates. In this type of situation, the investor who held the mortgage-backed security will usually have to settle for a lower rate when reinvesting the principal.
refunded bond  A bond for which the principal and interest payments are secured or guaranteed by cash or U.S. government securities held in an escrow account.
restricted securities  Securities that are subject to contractual restrictions on resale. These securities are often purchased in private placement transactions.
revenue bonds  Municipal bonds that are issued to finance public works projects and are secured by revenue generated by the project (such as water and sewer fees) rather than the full faith and credit of the issuer.
S&P California AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of investment-grade tax-exempt bonds issues within California.
S&P National AMT-Free Municipal Bond Index  A broad, comprehensive market value-weighted index designed to measure the performance of the investment-grade tax-exempt U.S. municipal bond market.
section 4(2)/144A securities  Securities exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold only to qualified institutional buyers under Securities Act Rule 144A.
taxable equivalent yield  The yield an investor would need to get from a taxable investment in order to match the yield paid by a given tax-exempt investment, once the effect of all applicable taxes is taken into account. For example, if your tax rate were 25%, a tax-exempt investment paying 4.5% would have a taxable equivalent yield for you of 6.0% (4.5% ÷ [1 – 0.25%] = 6.0%).
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.
yield to maturity  The annualized rate of return a bondholder could expect if the bond were held to maturity. In addition to interest payments, yield to maturity also factors in any difference between a bond’s current price and its principal amount, or face value.

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PRIVACY NOTICE
THIS IS NOT PART OF THE SHAREHOLDER REPORT
A Commitment to Your Privacy
Your Privacy Is Not for Sale
We do not and will not sell your personal information to anyone, for any reason.
We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.
How We Collect Information About You
We collect personal information about you in a number of ways.
•   APPLICATION AND REGISTRATION
INFORMATION.
We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.
•  TRANSACTION AND EXPERIENCE INFORMATION.
Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.
•  WEBSITE USAGE.
When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please go to www.schwab.com/privacy.
How We Share and Use Your Information
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:
•  to help us process transactions for your account;
•   when we use other companies to provide services for us, such as printing and mailing your account statements;
•   when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).
State Laws
We will comply with state laws that apply to the disclosure or use of information about you.
Safeguarding Your Information — Security Is a Partnership
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.
Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.
We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.
We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
Contact Us
To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.
Schwab Funds® direct investors:    1-800-407-0256
© 2017 Schwab Funds. All rights reserved.

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Notes

Notes

Schwab Tax-Free Bond Funds
Charles Schwab Investment Management

As one of the nation’s largest asset managers, our goal is to provide investors with a diverse selection of foundational products that aim to deliver consistent performance at a competitive cost. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Stock Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab Tax-Free Bond Fund™
Schwab California Tax-Free Bond Fund™
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2017 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	You could lose money by investing in a money market fund. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

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MFR13656-20
00199029

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Expert.

Registrant’s Board of Trustees has determined that Kiran M. Patel, Robert W. Burns and Kimberly S. Patmore, each currently serving on its audit, compliance and valuation committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit, compliance and valuation committee is “independent” under the standards set forth in Item 3 of Form N-CSR.

The designation of each of Mr. Patel, Mr. Burns and Ms. Patmore as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit, compliance and valuation committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit, compliance and valuation committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

Registrant is composed of nine series. Seven series have a fiscal year-end of August 31, whose annual financial statements are reported in Item 1, and one series has a fiscal year-end of October 31 and one series has a fiscal year-end of February 28. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the eleven series, based on their respective 2017 and 2016 fiscal years, as applicable.

The following table presents fees billed by the principal accountant in each of the last two fiscal years for the services rendered to the Funds:

(a)Audit Fees		(b)Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2016
$428,793	$450,993	$0	$0	$35,225	$23,979	$0	$0

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance.
[3]	The nature of the services include agreed upon procedures relating to Charles Schwab Investment Management., Inc.’s, (“CSIM”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.

(e)(1) Registrant’s audit, compliance and valuation committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit, compliance and valuation committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2017: $35,225	2016: $	23,979

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit, compliance and valuation committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1) Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments Trust

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	October 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	October 17, 2017

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	October 17, 2017